UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2013

Item 1.  Reports to Stockholders.

PACE Select

Semiannual Report

PACE® Select Advisors Trust

Semiannual Report

January 31, 2013

PACE® Select Advisors Trust

Table of contents
Introduction	2
Portfolio Advisor's and Sub-Advisors' commentaries and Portfolios of investments
PACE® Money Market Investments	5
PACE® Government Securities Fixed Income Investments	12
PACE® Intermediate Fixed Income Investments	24
PACE® Strategic Fixed Income Investments	39
PACE® Municipal Fixed Income Investments	58
PACE® International Fixed Income Investments	68
PACE® High Yield Investments	79
PACE® Large Co Value Equity Investments	93
PACE® Large Co Growth Equity Investments	101
PACE® Small/Medium Co Value Equity Investments	111
PACE® Small/Medium Co Growth Equity Investments	121
PACE® International Equity Investments	131
PACE® International Emerging Markets Equity Investments	145
PACE® Global Real Estate Securities Investments	158
PACE® Alternative Strategies Investments	167
Understanding your Portfolio's expenses	198
Statement of assets and liabilities	204
Statement of operations	212
Statement of changes in net assets	216
Statement of cash flows	222
Financial highlights	225
Notes to financial statements	254
General information	292
Board approvals of sub-advisory agreements	293

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

PACE Select Advisors Trust

Introduction

March 15, 2013

Dear PACE Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and Sub-advisors regarding the events that affected Portfolio performance during the six months ended January 31, 2013. Please note that the opinions of the Sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Global economic growth decelerates

While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed and far from robust. Looking back, the Commerce Department reported 3.1% gross domestic product ("GDP") growth in the US for the third quarter of 2012. GDP growth contracted 0.1%1 in the fourth quarter, representing the first negative reading since the second quarter of 2009. For comparison purposes, during 2012, GDP growth was 2.0% during the first quarter of the year, followed by growth of 1.3% in the second quarter, partially due to weak consumer spending. Decelerating growth was largely driven by weakening private inventory investment, federal government spending and exports.

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate at an extremely low level of between 0% and 0.25%. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) In January 2012, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities and sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed "Operation Twist"); this deadline was later extended to the end of 2012. In September, the Fed launched a third round of quantitative easing ("QE3"), which involved purchasing $40 billion of agency mortgage-backed securities ("MBS") on an open-ended basis each month. At its final meeting of the year, in December, the Fed said it would continue buying $40 billion a month of agency MBS and purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold "...as long as the unemployment rate remains above 6.5%," provided inflation remains well contained.

Economic growth in countries outside the US also decelerated and, in some cases, fell back into recessions during the reporting period. In its January 2013 World Economic Outlook Update, the International Monetary Fund ("IMF") stated that "Global growth is projected to increase during 2013, as the factors underlying soft global activity are expected to subside. However, this upturn is projected to be more gradual than in the October 2012 World Economic Outlook projections." The IMF projects that global growth will move modestly higher from 3.2% in 2012, to 3.5% in 2013. Broken down further, the IMF anticipates 2013 growth will contract 0.2% in the eurozone and in emerging market countries, the IMF projects that growth will increase from 5.1% in 2012, to 5.5% in 2013.

Global equities produce solid results

While the global equity market experienced periods of volatility, it ultimately generated strong results during the reporting period. A number of macro issues negatively impacted investor sentiment at times, including the European sovereign debt crisis, moderating global growth and uncertainties related to the US "fiscal cliff." However, investor risk appetite generally returned fairly quickly as they looked to boost their returns. Also supporting sentiment were actions taken by central banks to support their economies. The US stock market, as

1  Based on the Commerce Department's most recent estimate announced on February 28, 2013, after the Portfolios' fiscal period had ended.

PACE Select Advisors Trust

measured by the S&P 500 Index,2 rose during five of the six months during the reporting period and gained 9.91% for the six months ended January 31, 2013.

International developed and emerging markets equities also experienced periodic soft patches, but they produced strong results during the reporting period. Aggressive actions taken by the European Central Bank to support the eurozone and indications that China may avoid a "hard landing" for its economy were two factors boosting investor sentiment for foreign stocks. All told, international developed equities, as measured by the MSCI EAFE Index (net),3 returned 18.61% during the six months ended January 31, 2013. Elsewhere, emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 returned 13.11% over the same period.

Risk is rewarded in the fixed income market

There were several macro-induced flights to quality in the global fixed income markets during the reporting period. However, they proved to be only temporary setbacks and the US taxable spread sectors (non-US Treasury fixed income securities) generally outperformed equal duration Treasuries during the reporting period. With the Fed keeping interest rates in a historically low range, investors were drawn to lower quality/higher yielding fixed income securities for much of the period. Against this backdrop, high yield bonds and emerging markets debt generated strong returns. All told, during the six months ended January 31, 2013, the overall US bond market, as measured by the Barclays US Aggregate Index,5 declined 0.29%. Looking more closely at lower-rated fixed income securities, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 returned 7.25% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 returned 4.56% during the six month period.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Global Asset Management (Americas) Inc.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2013. The views expressed in the Advisor's and Sub-Advisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Money Market Investments only) and Sub-advisors. Sub-advisors' comments on Portfolios that have more than one Sub-advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 14, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and Sub-advisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

PACE Select Advisors Trust

PACE Money Market Investments

Performance

For the six months ended January 31, 2013, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee. (The Portfolio declined 0.99% after the deduction of the maximum PACE program fee, for the same six-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's comments

The Portfolio's yield remained low given the Federal Reserve Board's (the "Fed") decision to maintain the federal funds rate at a historically low range, which continued to depress yields on a wide range of short-term investments. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Portfolio invests remained extremely low. In turn, this kept the Portfolio's yield low.

We tactically adjusted the Portfolio's weighted average maturity (WAM)—which is the average duration of the securities in the Portfolio—throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 31 days. While there were concerns regarding the ongoing challenges in Europe, they were overshadowed by the Fed's third round of quantitative easing ("QE3"). Thus, in anticipation of the further downward pressure we expected QE3 to exert on short-term interest rates, we significantly increased the Fund's WAM in September 2012, and ended the reporting period with a WAM of 50 days.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Several adjustments were made to the Portfolio's sector positioning during the six-month period. We increased the Portfolio's exposures to certificates of deposit, US government and agency obligations and commercial paper. Conversely, we reduced our allocations to repurchase agreements and, to a lesser extent, short-term corporate obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

PACE Select Advisors Trust – PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PACE Select Advisors Trust

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.01%	0.40%	1.55%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(0.99)	(1.97)	(1.59)	(0.46)
Lipper Money Market Funds median	0.01	0.01	0.41	1.49

For PACE Money Market Investments, average annual total returns for periods ended December 31, 2012, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (1.53)%; 10-year period, (0.46)%.

For PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2013 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.64)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.64)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Net assets (mm)	$321.4
Number of holdings	91
Weighted average maturity	50 days
Portfolio composition[1]	01/31/13
Commercial paper	59.3%
US government and agency obligations	17.6
Certificates of deposit	13.2
Repurchase agreements	9.4
Short-term corporate obligations	1.5
Other assets less liabilities	(1.0)
Total	100.0%
Top 10 holdings[1]	01/31/13
Repurchase agreement with Deutsche Bank Securities, Inc., 0.160% due 02/01/13	4.7%
Repurchase agreement with Barclays Capital, Inc., 0.130% due 02/01/13	4.7
US Treasury Bills, 0.123% due 02/07/13	3.1
Thunder Bay Funding LLC, 0.200% due 03/11/13	2.2
US Treasury Notes, 1.750% due 04/15/13	1.9
US Treasury Notes, 0.500% due 11/15/13	1.9
US Treasury Notes, 1.375% due 05/15/13	1.6
US Treasury Notes, 1.375% due 02/15/13	1.6
State Street Bank and Trust Co., 0.210% due 02/12/13	1.5
Bank of Montreal, 0.230% due 03/12/13	1.5
Total	24.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
US government and agency obligations—17.62%
Federal Home Loan Bank 0.310%, due 02/01/13[1]	$1,500,000	$1,500,000
0.120%, due 03/07/13[2]	3,000,000	2,999,660
Federal Home Loan Mortgage Corp. 0.158%, due 02/06/13*,1	3,000,000	2,999,687
US Treasury Bills 0.123%, due 02/07/13[2]	10,000,000	9,999,796
0.106%, due 08/01/13[2]	3,000,000	2,998,401
US Treasury Notes 1.375%, due 02/15/13	5,000,000	5,002,282
1.750%, due 04/15/13	6,000,000	6,019,114
0.625%, due 04/30/13	1,000,000	1,000,999
1.375%, due 05/15/13	5,000,000	5,017,248
0.375%, due 06/30/13	3,000,000	3,002,403
3.125%, due 08/31/13	3,000,000	3,050,528
0.125%, due 09/30/13	3,000,000	2,998,494
0.500%, due 11/15/13	6,000,000	6,014,680
0.750%, due 12/15/13	3,000,000	3,013,967
1.000%, due 01/15/14	1,000,000	1,007,791
Total US government and agency obligations (cost—$56,625,050)		56,625,050
Certificates of deposit—13.15%
Banking-non-US—9.49%
Bank of Montreal 0.230%, due 03/12/13	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.240%, due 04/08/13	3,000,000	3,000,000
Mizuho Corporate Bank Ltd. 0.260%, due 04/09/13	4,000,000	4,000,000
Norinchukin Bank 0.160%, due 02/01/13	2,500,000	2,500,000
0.170%, due 02/07/13	3,000,000	3,000,000
Societe Generale 0.260%, due 03/04/13	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 0.170%, due 02/04/13	3,000,000	3,000,000
0.250%, due 04/08/13	5,000,000	5,000,000
Svenska Handelsbanken AB 0.230%, due 04/02/13	3,000,000	3,000,000
		30,500,000
Banking-US—3.66%
Branch Banking & Trust Co. 0.258%, due 02/04/13[1]	3,750,000	3,750,000
0.220%, due 02/20/13	3,000,000	3,000,000
State Street Bank and Trust Co. 0.210%, due 02/12/13	5,000,000	5,000,000
		11,750,000
Total certificates of deposit (cost—$42,250,000)		42,250,000
	Face amount	Value
Commercial paper[2]—59.30%
Asset backed-auto & truck—2.18%
FCAR Owner Trust II 0.250%, due 02/04/13	$3,000,000	$2,999,938
0.240%, due 02/15/13	2,000,000	1,999,813
0.240%, due 03/15/13	2,000,000	1,999,440
		6,999,191
Asset backed-banking US—0.78%
Atlantis One Funding 0.170%, due 02/04/13	2,500,000	2,499,964
Asset backed-miscellaneous—25.31%
Cancara Asset Securitisation LLC 0.210%, due 02/13/13	1,000,000	999,930
0.200%, due 02/14/13	3,000,000	2,999,783
0.230%, due 03/15/13	3,000,000	2,999,195
Chariot Funding LLC 0.250%, due 04/18/13	5,000,000	4,997,361
Gotham Funding Corp. 0.180%, due 02/12/13	5,000,000	4,999,725
0.200%, due 03/05/13	2,000,000	1,999,645
Liberty Street Funding LLC 0.190%, due 03/15/13	4,000,000	3,999,113
Market Street Funding LLC 0.190%, due 02/14/13	3,000,000	2,999,794
0.200%, due 02/26/13	4,000,000	3,999,444
0.180%, due 03/26/13	2,000,000	1,999,470
Nieuw Amsterdam Receivables Corp. 0.170%, due 02/20/13	5,000,000	4,999,551
Old Line Funding Corp. 0.170%, due 02/15/13	1,350,000	1,349,911
0.200%, due 03/15/13	3,000,000	2,999,300
0.190%, due 04/17/13	3,000,000	2,998,813
Regency Markets No. 1 LLC 0.180%, due 02/01/13	4,000,000	4,000,000
0.200%, due 02/14/13	3,000,000	2,999,783
0.200%, due 02/15/13	3,000,000	2,999,767
Salisbury Receivables Co. LLC 0.210%, due 02/05/13	2,000,000	1,999,953
0.160%, due 02/13/13	4,000,000	3,999,787
Sheffield Receivables Corp. 0.220%, due 04/15/13	5,000,000	4,997,769
Thunder Bay Funding LLC 0.200%, due 03/11/13	7,000,000	6,998,522
Victory Receivables Corp. 0.190%, due 02/05/13	5,000,000	4,999,895
0.220%, due 03/08/13	4,000,000	3,999,145
		81,335,656
Banking-non-US—9.95%
DBS Bank Ltd. 0.220%, due 04/05/13	3,000,000	2,998,845
Mizuho Funding LLC 0.270%, due 04/02/13	5,000,000	4,997,750

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Commercial paper[2]—(continued)
Banking-non-US—(concluded)
Oversea-Chinese Banking Corp., Ltd. 0.160%, due 03/01/13	$5,000,000	$4,999,378
Skandinaviska Enskilda Banken AB 0.250%, due 03/01/13	5,000,000	4,999,028
0.215%, due 04/16/13	3,000,000	2,998,674
Svenska Handelsbanken, Inc. 0.250%, due 04/12/13	5,000,000	4,997,569
UOB Funding LLC 0.200%, due 02/14/13	3,000,000	2,999,783
0.210%, due 02/22/13	2,000,000	1,999,755
Westpac Securities NZ Ltd. 0.385%, due 04/02/13[1]	1,000,000	1,000,000
		31,990,782
Banking-US—12.38%
Bedford Row Funding Corp. 0.420%, due 12/16/13	1,500,000	1,494,435
BNP Paribas Finance, Inc. 0.350%, due 02/04/13	2,000,000	1,999,942
0.320%, due 03/15/13	5,000,000	4,998,133
0.310%, due 03/28/13	2,000,000	1,999,053
Deutsche Bank Financial LLC 0.500%, due 03/20/13	3,000,000	2,998,042
Natixis US Finance Co. LLC 0.230%, due 02/01/13	4,000,000	4,000,000
0.200%, due 02/04/13	2,000,000	1,999,967
Nordea North America, Inc. 0.315%, due 03/18/13	5,000,000	4,998,031
Northern Pines Funding LLC 0.500%, due 07/01/13	3,000,000	2,993,750
PNC Bank N.A. 0.270%, due 04/17/13	1,300,000	1,299,269
Societe Generale N.A., Inc. 0.150%, due 02/01/13	3,000,000	3,000,000
State Street Corp. 0.200%, due 05/06/13	5,000,000	4,997,389
Toronto-Dominion Holdings USA, Inc. 0.185%, due 04/30/13	2,000,000	1,999,095
0.195%, due 05/17/13	1,000,000	999,431
		39,776,537
Finance-captive automotive—1.87%
Toyota Motor Credit Corp. 0.280%, due 03/20/13	3,000,000	2,998,903
0.230%, due 05/22/13	3,000,000	2,997,892
		5,996,795
Finance-noncaptive diversified—1.86%
General Electric Capital Corp. 0.240%, due 04/01/13	3,000,000	2,998,820
0.220%, due 06/07/13	3,000,000	2,997,690
		5,996,510
	Face amount	Value
Commercial paper[2]—(concluded)
Insurance-life—4.04%
MetLife Short Term Funding LLC 0.200%, due 02/06/13	$3,000,000	$2,999,917
0.210%, due 02/12/13	5,000,000	4,999,679
0.200%, due 02/15/13	2,000,000	1,999,845
Prudential Funding LLC 0.200%, due 02/14/13	3,000,000	2,999,783
		12,999,224
Retail-discount—0.93%
Wal-Mart Stores, Inc. 0.090%, due 02/11/13	3,000,000	2,999,925
Total commercial paper (cost—$190,594,584)		190,594,584
Short-term corporate obligations—1.48%
Banking-non-US—0.55%
Royal Bank of Canada 0.461%, due 03/08/13[1]	1,750,000	1,750,331
Banking-US—0.93%
Bank of America N.A. 0.210%, due 02/15/13	3,000,000	3,000,000
Total short-term corporate obligations (cost—$4,750,331)		4,750,331
Repurchase agreements—9.43%
Repurchase agreement dated 01/31/13 with Barclays Capital, Inc., 0.130% due 02/01/13, collateralized by $15,324,300 US Treasury Notes, 0.250% due 08/15/15; (value—$15,300,058); proceeds: $15,000,054	15,000,000	15,000,000
Repurchase agreement dated 01/31/13 with Deutsche Bank Securities, Inc., 0.160% due 02/01/13, collateralized by $7,000 Federal Home Loan Mortgage Corp. obligations, 1.570% due 01/08/20 and $15,375,000 Federal National Mortgage Association obligations, 1.710% due 01/15/20; (value—$15,300,873); proceeds: $15,000,067	15,000,000	15,000,000

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $333,550 Federal Home Loan Mortgage Corp. obligations, 2.000% due 01/30/23; (value—$324,434); proceeds: $318,000	$318,000	$318,000
Total repurchase agreements (cost—$30,318,000)		30,318,000
Total investments (cost—$324,537,965 which approximates cost for federal income tax purposes)—100.98%		324,537,965
Liabilities in excess of other assets—(0.98)%		(3,151,358)
Net assets (applicable to 321,388,414 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$321,386,607

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$56,625,050	$—	$56,625,050
Certificates of deposit	—	42,250,000	—	42,250,000
Commercial paper	—	190,594,584	—	190,594,584
Short-term corporate obligations	—	4,750,331	—	4,750,331
Repurchase agreements	—	30,318,000	—	30,318,000
Total	$—	$324,537,965	$—	$324,537,965

At January 31, 2013, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2013 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	78.4%
Japan	9.7
Sweden	4.9
Singapore	4.0
Canada	2.1
France	0.6
Australia	0.3
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2013 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

2  Rates shown are the discount rates at date of purchase.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 0.03% before the deduction of the maximum PACE Select program fee. (Class P shares declined 0.96% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays US Mortgage-Backed Securities Index (the "benchmark") declined 0.38%, and the Lipper US Mortgage Funds category posted a median return of 0.45%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 14. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio outperformed its benchmark during the reporting period. A modest short duration bias was positive for performance, as US interest rates rose during the six months. (Duration measures a portfolio's sensitivity to interest rate changes.)

An underweight to agency mortgage-backed securities ("MBS") for the majority of the reporting period was negative for relative results, as the sector outperformed like-duration Treasuries. Coupon positioning also detracted from performance, as the Portfolio maintained an underweight to lower coupon conventional securities (Fannie Mae and Freddie Mac), which outperformed due to the Federal Reserve Board's (the "Fed") newly implemented purchase program. An overweight to higher coupon mortgages was also a negative for performance.

Conversely, exposure to non-agency MBS contributed to performance, as these securities continued to benefit from limited supply and signs of a housing recovery. Exposure to super-senior commercial mortgage-backed securities ("CMBS") also added to performance, as there were both positive supply technicals and investor demand for high quality spread.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Government Securities Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Sub-Advisor's comments – concluded

The Portfolio used collateralized mortgage obligations during the six-month period, which added to performance amid an improving housing market and the Fed's quantitative easing initiatives.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(0.09)%	1.95%	5.11%	4.64%
Class C2	(0.35)	1.44	4.58	4.11
Class Y3	0.04	2.21	5.36	4.94
Class P4	0.03	2.21	5.37	4.89
After deducting maximum sales charge or PACE Select program fee
Class A1	(4.56)	(2.64)	4.14	4.17
Class C2	(1.07)	0.71	4.58	4.11
Class P4	(0.96)	0.17	3.28	2.81
Barclays US Mortgage-Backed Securities Index[5]	(0.38)	1.66	5.18	5.00
Lipper US Mortgage Funds median	0.45	2.80	4.98	4.35

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (1.83)%; 5-year period, 4.59%; 10-year period, 4.22%; Class C—1-year period, 1.48%; 5-year period, 5.03%; 10-year period, 4.17%; Class Y—1-year period, 2.99%; 5-year period, 5.82%; 10-year period, 5.00%; Class P—1-year period, 0.95%; 5-year period, 3.71%; 10-year period, 2.87%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.05% and 0.97%; Class C—1.56% and 1.47%; Class Y—0.86% and 0.72%; and Class P—0.85% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2013 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the Portfolio's investment sub-advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Weighted average duration	2.7 yrs.
Weighted average maturity	3.2 yrs.
Average coupon	2.4%
Average quality[1]	AA+
Net assets (mm)	$600.7
Number of holdings	545
Portfolio composition[2]	01/31/13
Bonds	117.9%
Repurchase agreements	22.6
Investments sold short	(3.7)
Cash equivalents and other assets less liabilities	(36.8)
Total	100.0%
Asset allocation[2]	01/31/13
US government agency mortgage pass-through certificates	102.5%
Repurchase agreements	22.6
Collateralized mortgage obligations	10.9
Asset-backed securities	2.7
Stripped mortgage-backed securities	1.8
Investments sold short	(3.7)
Cash equivalents and other assets less liabilities	(36.8)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Government national mortgage association certificates—30.06%
GNMA 2.500%, due 06/15/27	$6,703,767	$7,025,338
2.500%, due 12/15/42[1]	17,998,202	18,090,603
3.500%, due 12/15/40	216,122	232,776
4.500%, due 06/15/39	693,225	759,378
4.500%, due 07/15/39	192,173	210,500
4.500%, due 08/15/39	1,340,435	1,462,405
4.500%, due 09/15/39	2,226,584	2,466,065
4.500%, due 11/15/39	495,105	542,322
4.500%, due 01/15/40	666,387	730,394
4.500%, due 05/15/40	261,186	286,283
4.500%, due 06/15/40	674,586	740,606
5.000%, due 12/15/34	11,302	12,387
5.000%, due 05/15/36	159,598	174,021
5.000%, due 04/15/38	894,916	973,551
5.000%, due 01/15/39	491,785	536,842
5.000%, due 03/15/39	917,954	1,002,056
5.000%, due 05/15/39	795,435	868,311
5.000%, due 08/15/39	1,125,081	1,228,159
5.000%, due 09/15/39	1,479,848	1,615,429
5.000%, due 10/15/39	1,619,334	1,767,693
5.000%, due 12/15/39	47,885	52,272
5.000%, due 05/15/40	1,057,996	1,159,611
5.000%, due 06/15/40	1,635,327	1,793,840
5.000%, due 09/15/40	25,350	27,807
5.000%, due 05/15/41	382,233	423,464
5.500%, due 06/15/37	10,827	11,839
5.500%, due 07/15/37	49,030	53,614
5.500%, due 02/15/38	14,502	15,858
5.500%, due 08/15/38	424,413	464,093
5.500%, due 09/15/38	498,003	544,562
5.500%, due 10/15/38	2,681,073	2,935,757
5.500%, due 12/15/38	48,190	52,696
5.500%, due 03/15/39	535,084	585,109
5.500%, due 05/15/39	373,465	408,382
5.500%, due 09/15/39	1,844,025	2,016,429
5.500%, due 01/15/40	14,245	15,577
5.500%, due 03/15/40	316,984	346,620
5.500%, due 04/15/40	4,653	5,088
5.500%, due 05/15/40	78,325	85,648
6.000%, due 10/15/31	2,485	2,829
6.000%, due 03/15/34	3,618	4,087
6.000%, due 08/15/34	2,550	2,880
6.000%, due 07/15/36	95,640	108,345
6.500%, due 02/15/29	1,789	2,098
6.500%, due 11/15/34	5,069	5,782
6.500%, due 01/15/36	13,122	15,065
6.500%, due 03/15/36	2,033	2,315
6.500%, due 09/15/36	506,752	589,667
6.500%, due 02/15/37	26,140	29,665
6.500%, due 04/15/37	19,727	22,433
6.500%, due 01/15/38	15,457	17,599
6.500%, due 06/15/38	72,227	82,092
6.500%, due 07/15/38	57,600	65,456
6.500%, due 10/15/38	117,214	133,201
	Face amount	Value
Government national mortgage association certificates—(continued)
6.500%, due 11/15/38	$20,356	$23,133
7.500%, due 08/15/21	4,945	5,493
8.000%, due 02/15/23	1,027	1,207
8.250%, due 04/15/19	258,180	291,303
10.500%, due 02/15/19	23,544	23,666
10.500%, due 06/15/19	28,981	29,131
10.500%, due 07/15/19	38,222	38,420
10.500%, due 07/15/20	2,930	2,947
10.500%, due 08/15/20	26,438	27,487
10.500%, due 09/15/20	2,966	2,981
11.500%, due 05/15/19	2,650	2,739
GNMA II 3.500%, due 08/20/42[1]	11,426,299	12,271,667
4.000%, due 03/20/41	42,776	46,517
4.000%, due 08/20/41	853,345	927,975
4.500%, due 06/20/40	9,476,114	10,411,457
4.500%, due 08/20/40	349,810	384,338
4.500%, due 05/20/42	2,876,676	3,162,418
5.000%, due 12/20/33	846,258	931,989
5.000%, due 01/20/34	472,851	520,754
5.000%, due 02/20/38	870,138	951,490
5.000%, due 04/20/38	951,804	1,040,791
5.000%, due 08/20/41	117,268	129,552
9.000%, due 04/20/25	20,671	25,432
9.000%, due 12/20/26	3,956	4,271
9.000%, due 01/20/27	12,009	12,468
9.000%, due 09/20/30	1,252	1,273
9.000%, due 10/20/30	7,112	8,576
9.000%, due 11/20/30	5,601	5,751
GNMA II ARM 1.625%, due 01/20/23	84,423	87,491
1.625%, due 03/20/23	40,985	42,475
1.625%, due 01/20/24	102,355	106,075
1.625%, due 02/20/25	25,467	26,393
1.625%, due 03/20/26	22,950	23,784
1.625%, due 01/20/27	147,352	152,707
1.625%, due 01/20/28	16,933	17,548
1.625%, due 02/20/28	13,593	14,087
1.750%, due 07/20/17	4,521	4,714
1.750%, due 09/20/21	118,950	124,047
1.750%, due 06/20/22	107,421	112,721
1.750%, due 04/20/24	136,108	142,824
1.750%, due 08/20/25	29,153	30,402
1.750%, due 09/20/25	36,951	38,534
1.750%, due 04/20/26	203,231	213,260
1.750%, due 06/20/26	85,317	89,528
1.750%, due 08/20/26	40,606	42,345
1.750%, due 04/20/27	49,681	52,132
1.750%, due 07/20/27	15,725	16,399
1.750%, due 04/20/30	16,619	17,439
1.750%, due 05/20/30	180,217	189,109
1.750%, due 07/20/30	94,961	99,030
2.000%, due 01/20/25	10,076	10,472
2.000%, due 05/20/25	10,576	10,996
2.000%, due 09/20/26	6,122	6,366

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Government national mortgage association certificates—(concluded)
2.000%, due 01/20/27	$9,679	$10,060
2.000%, due 02/20/27	13,900	14,447
2.000%, due 04/20/27	5,427	5,643
2.000%, due 08/20/27	40,072	41,668
2.000%, due 04/20/30	18,985	19,739
2.000%, due 05/20/30	522,524	543,278
2.000%, due 07/20/30	29,925	31,118
2.000%, due 08/20/30	154,213	160,358
2.500%, due 04/20/18	3,763	3,922
2.500%, due 11/20/21	25,023	26,064
2.500%, due 03/20/25	35,810	37,290
2.500%, due 07/20/30	66,900	69,566
2.500%, due 08/20/30	7,365	7,658
2.500%, due 10/20/30	28,213	29,387
3.000%, due 04/20/18	4,786	4,991
3.000%, due 05/20/25	77,658	81,295
3.000%, due 06/20/25	23,775	24,794
3.500%, due 03/20/25	17,149	17,964
4.000%, due 01/20/18	94,538	99,061
4.000%, due 05/20/18	5,091	5,322
4.000%, due 06/20/19	33,917	35,454
GNMA TBA 3.000%	11,000,000	11,450,312
3.500%	10,430,000	11,187,805
4.000%	9,000,000	9,773,906
5.000%	12,000,000	13,051,874
5.500%	4,000,000	4,373,125
6.000%	5,000,000	5,614,648
6.500%	1,000,000	1,130,781
GNMA II TBA 4.000%	10,000,000	10,787,499
4.500%	8,000,000	8,703,750
5.000%	16,000,000	17,492,499
Total government national mortgage association certificates (cost—$180,185,816)		180,598,281
Federal home loan mortgage corporation certificates*—20.18%
FHLMC 4.500%, due 09/01/40	24,761,171	26,438,654
4.500%, due 04/01/41	4,078,935	4,364,191
4.500%, due 05/01/41	738,612	790,267
5.000%, due 11/01/27	27,502	29,844
5.000%, due 10/01/29	871,473	946,225
5.000%, due 09/01/33	685,194	771,803
5.000%, due 01/01/34	144,942	157,465
5.000%, due 06/01/34	48,725	52,691
5.000%, due 04/01/35	88,866	100,098
5.000%, due 05/01/35	624,963	675,054
5.000%, due 07/01/35	3,668,770	3,967,298
5.000%, due 08/01/35	185,287	200,138
5.000%, due 10/01/35	148,746	160,667
5.000%, due 12/01/35	42,316	45,689
5.000%, due 06/01/37	283,462	305,119
	Face amount	Value
Federal home loan mortgage corporation certificates*—(continued)
5.000%, due 06/01/39	$257,436	$277,105
5.000%, due 08/01/39	105,082	113,110
5.000%, due 03/01/40	26,006	28,610
5.000%, due 07/01/40	576,780	627,786
5.000%, due 08/01/40	220,469	239,380
5.000%, due 09/01/40	190,619	208,458
5.000%, due 11/01/40	668,378	725,709
5.000%, due 02/01/41	1,495,763	1,624,141
5.000%, due 03/01/41	107,804	117,337
5.000%, due 04/01/41	4,123,891	4,484,723
5.000%, due 05/01/41	898,517	976,700
5.000%, due 06/01/41	188,054	204,420
5.000%, due 07/01/41	183,974	199,984
5.500%, due 06/01/28	9,931	10,762
5.500%, due 02/01/32	7,394	8,066
5.500%, due 12/01/32	8,961	9,775
5.500%, due 02/01/33	471,734	514,619
5.500%, due 05/01/33	8,184	8,918
5.500%, due 06/01/33	653,111	712,486
5.500%, due 12/01/33	222,320	242,531
5.500%, due 12/01/34	207,763	226,391
5.500%, due 06/01/35	3,771,599	4,107,182
5.500%, due 07/01/35	24,166	26,333
5.500%, due 10/01/35	1,007,912	1,107,405
5.500%, due 12/01/35	538,292	585,210
5.500%, due 06/01/36	2,211,502	2,407,022
5.500%, due 12/01/36	267,082	289,443
5.500%, due 03/01/37	520,547	564,765
5.500%, due 10/01/37	31,755	34,354
5.500%, due 04/01/38	910,163	989,493
5.500%, due 05/01/38	150,565	162,794
5.500%, due 12/01/38	17,768	19,583
5.500%, due 01/01/39	369,878	400,152
5.500%, due 09/01/39	1,018,995	1,113,620
5.500%, due 02/01/40	58,565	63,322
5.500%, due 03/01/40	30,466	32,960
5.500%, due 05/01/40	771,026	834,133
5.500%, due 02/01/41	166,286	182,359
6.000%, due 11/01/37	8,188,214	8,934,848
7.000%, due 08/01/25	760	894
7.500%, due 10/01/17	77	77
9.000%, due 04/01/25	34,849	35,374
11.000%, due 09/01/15	427	436
11.000%, due 10/01/15	131	144
11.000%, due 12/01/15	2,339	2,558
11.000%, due 06/01/19	336	337
11.000%, due 09/01/20	516	602
11.500%, due 01/01/16	1,628	1,656
11.500%, due 01/01/18	5,407	5,457
11.500%, due 06/01/19	16,128	16,660
FHLMC ARM 2.262%, due 01/01/28	33,158	35,222
2.270%, due 11/01/27	123,300	131,910
2.332%, due 04/01/29	198,619	211,547
2.344%, due 07/01/24	205,587	209,756

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Federal home loan mortgage corporation certificates*—(concluded)
2.354%, due 10/01/23	$103,214	$110,075
2.397%, due 11/01/29	453,429	485,278
2.408%, due 07/01/28	165,043	175,888
2.422%, due 06/01/28	397,446	425,179
2.443%, due 12/01/29	105,245	112,671
2.540%, due 11/01/25	247,611	265,232
2.556%, due 01/01/29	220,955	237,220
2.568%, due 10/01/27	312,934	335,396
2.581%, due 10/01/27	264,973	284,774
2.750%, due 01/01/30	34,399	34,619
2.965%, due 10/01/29	3,532	3,656
FHLMC TBA 4.000%	36,000,000	38,138,279
5.000%	3,000,000	3,226,875
5.500%	4,000,000	4,323,125
Total federal home loan mortgage corporation certificates (cost—$119,983,828)		121,232,089
Federal housing administration certificates—0.14%
FHA GMAC 7.400%, due 02/01/21[2]	298,672	292,798
FHA Reilly 6.896%, due 07/01/20	527,445	527,445
Total federal housing administration certificates (cost—$826,668)		820,243
Federal national mortgage association certificates*—52.10%
FNMA 2.500%, due 11/01/27	1,976,247	2,053,445
3.500%, due 11/01/25	1,759,546	1,892,997
4.000%, due 03/01/19	119,778	127,901
4.000%, due 06/01/19	100,653	107,478
4.000%, due 07/01/25	79,602	85,000
4.000%, due 08/01/25	380,885	406,714
4.000%, due 09/01/25	235,436	251,402
4.000%, due 10/01/25	48,609	52,437
4.000%, due 11/01/25	591,545	631,659
4.000%, due 12/01/25	325,384	347,449
4.000%, due 01/01/26	1,103,802	1,178,841
4.000%, due 02/01/26	4,079,395	4,356,816
4.000%, due 03/01/26	3,641,309	3,888,376
4.000%, due 04/01/26	7,743,209	8,270,716
4.000%, due 05/01/39	369,220	404,194
4.000%, due 09/01/39	767,886	847,894
4.000%, due 11/01/40	2,468,694	2,653,247
4.000%, due 12/01/40	2,869,399	3,079,812
4.000%, due 01/01/41	6,045,271	6,445,477
4.000%, due 02/01/41	3,330,781	3,543,618
4.000%, due 03/01/41	6,014,694	6,535,684
4.000%, due 11/01/41	1,536,596	1,635,233
4.500%, due 03/01/23	31,975	35,009
4.500%, due 04/01/39	14,936,233	16,180,510
	Face amount	Value
Federal national mortgage association certificates*—(continued)
4.500%, due 09/01/39	$123,810	$136,533
4.500%, due 07/01/41	301,772	325,426
4.500%, due 08/01/41	1,064,854	1,148,321
5.000%, due 03/01/23	19,203	20,778
5.000%, due 05/01/23	328,786	357,709
5.000%, due 09/01/23	1,470,612	1,588,828
5.000%, due 07/01/24	2,075,408	2,273,164
5.000%, due 09/01/25	1,642,606	1,775,298
5.000%, due 03/01/34	5,632,053	6,105,719
5.000%, due 10/01/34	539,460	585,805
5.000%, due 08/01/41	60,492	65,822
5.000%, due 10/01/41	319,328	347,460
5.500%, due 06/01/17	5,767	5,933
5.500%, due 07/01/27	641,149	696,931
5.500%, due 02/01/32	31,774	34,756
5.500%, due 11/01/32	313,592	344,208
5.500%, due 12/01/33	3,694	4,074
5.500%, due 04/01/34	210,437	231,801
5.500%, due 01/01/35	189,376	209,225
5.500%, due 09/01/35	215,632	235,336
5.500%, due 11/01/35	726,977	793,408
5.500%, due 04/01/36	98,205	106,795
5.500%, due 12/01/36	40,433	43,925
5.500%, due 02/01/37	771,879	838,554
5.500%, due 03/01/37	76,479	83,086
5.500%, due 05/01/37	1,656,214	1,818,274
5.500%, due 07/01/37	1,918,098	2,092,745
5.500%, due 08/01/37	787,889	855,085
5.500%, due 01/01/38	26,812	29,099
5.500%, due 02/01/38	2,395,041	2,598,929
5.500%, due 05/01/38	929,696	1,008,840
5.500%, due 06/01/38	313,589	340,333
5.500%, due 07/01/38	189,617	205,759
5.500%, due 11/01/38	674,699	732,136
5.500%, due 12/01/38	765,257	830,403
5.500%, due 06/01/39	5,670,276	6,253,453
5.500%, due 11/01/39	2,077,299	2,290,946
5.500%, due 12/01/39	816,701	887,965
5.500%, due 09/01/40	524,025	568,716
6.000%, due 11/01/21	211,659	232,362
6.000%, due 06/01/22	20,509	22,612
6.000%, due 01/01/23	574,001	626,360
6.000%, due 03/01/23	1,035,181	1,136,435
6.000%, due 11/01/26	121,180	132,594
6.000%, due 04/01/32	12,871	14,369
6.000%, due 09/01/32	16,823	18,781
6.000%, due 10/01/32	55,465	61,925
6.000%, due 12/01/32	62,832	70,145
6.000%, due 01/01/33	189,906	212,006
6.000%, due 02/01/33	71,196	79,482
6.000%, due 09/01/34	586,493	654,565
6.000%, due 04/01/35	1,159	1,276
6.000%, due 05/01/35	263,616	290,436
6.000%, due 06/01/35	65,667	72,336

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Federal national mortgage association certificates*—(continued)
6.000%, due 07/01/35	$280,069	$308,490
6.000%, due 08/01/35	239,928	264,214
6.000%, due 09/01/35	5,194	5,719
6.000%, due 01/01/36	143,692	160,019
6.000%, due 06/01/36	7,341	8,032
6.000%, due 09/01/36	206,190	229,619
6.000%, due 10/01/36	43,234	47,306
6.000%, due 11/01/36	2,353	2,598
6.000%, due 01/01/37	64,071	70,137
6.000%, due 03/01/37	149,826	165,898
6.000%, due 12/01/37	270,911	296,429
6.000%, due 01/01/38	2,508,466	2,744,743
6.000%, due 08/01/38	79,032	86,303
6.000%, due 09/01/38	39,976	43,654
6.000%, due 10/01/38	1,365,414	1,493,724
6.000%, due 11/01/38	3,629,718	3,991,366
6.000%, due 01/01/39	1,534,533	1,682,771
6.500%, due 02/01/13	5	5
6.500%, due 03/01/13	282	283
6.500%, due 04/01/13	60	61
6.500%, due 06/01/13	697	705
6.500%, due 07/01/13	503	509
6.500%, due 08/01/13	420	425
6.500%, due 09/01/13	2,167	2,194
6.500%, due 10/01/13	1,083	1,096
6.500%, due 11/01/13	2,780	2,813
6.500%, due 07/01/19	27,255	30,171
6.500%, due 10/01/36	1,052,894	1,170,987
6.500%, due 02/01/37	16,264	19,192
6.500%, due 07/01/37	213,632	238,421
6.500%, due 08/01/37	465,638	519,873
6.500%, due 09/01/37	626,626	739,402
6.500%, due 12/01/37	868,149	969,155
6.500%, due 08/01/38	20,051	23,673
6.500%, due 05/01/40	5,185,486	5,891,595
7.500%, due 11/01/26	24,291	24,759
8.000%, due 11/01/26	35,346	40,054
9.000%, due 02/01/26	25,354	29,466
10.500%, due 09/01/15	2,358	2,391
10.500%, due 08/01/20	708	740
10.500%, due 04/01/22	90	91
11.000%, due 10/01/15	381	383
11.000%, due 02/01/16	445	446
FNMA ARM 1.366%, due 03/01/44	502,032	519,315
1.750%, due 09/01/15	14,577	14,680
1.770%, due 07/01/30	24,375	25,003
1.993%, due 10/01/26	584,693	598,973
2.127%, due 05/01/30	89,512	94,763
2.204%, due 02/01/26	45,928	48,209
2.337%, due 09/01/26	26,664	28,035
2.415%, due 02/01/30	6,973	7,007
2.416%, due 03/01/25	176,370	186,730
2.656%, due 12/01/27	39,867	42,506
	Face amount	Value
Federal national mortgage association certificates*—(concluded)
FNMA TBA 2.500%	$12,000,000	$12,401,250
3.000%[1]	45,000,000	46,702,968
3.500%	47,000,000	49,600,156
4.000%	3,000,000	3,191,719
4.500%	26,000,000	27,907,503
5.000%	22,000,000	23,752,811
5.500%	10,000,000	10,850,000
6.000%	7,500,000	8,186,719
Total federal national mortgage association certificates (cost—$310,726,520)		312,977,430
Collateralized mortgage obligations—10.94%
ARM Trust, Series 2005-8, Class 3A21 2.985%, due 11/25/35[3]	2,010,382	1,698,918
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[4]	1,995,276	2,108,923
Series 2004-AC3, Class A2 6.000%, due 06/25/34[4]	2,184,722	2,309,446
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 0.484%, due 01/25/35[3,5]	215,240	182,053
Series 2007-2A, Class A1 0.334%, due 05/25/48[3,5]	1,373,711	918,738
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 0.415%, due 05/20/46[3]	3,641,625	2,425,421
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	50,624	58,033
Series 0159, Class H 4.500%, due 09/15/21	13,524	14,222
Series 1003, Class H 1.000%, due 10/15/20[3]	48,905	49,337
Series 1349, Class PS 7.500%, due 08/15/22	2,659	3,051
Series 1502, Class PX 7.000%, due 04/15/23	350,135	401,177
Series 1534, Class Z 5.000%, due 06/15/23	169,500	169,773
Series 1573, Class PZ 7.000%, due 09/15/23	54,962	62,855
Series 1658, Class GZ 7.000%, due 01/15/24	28,626	33,171
Series 1694, Class Z 6.500%, due 03/15/24	232,137	243,018
Series 1775, Class Z 8.500%, due 03/15/25	6,287	7,272
Series 2411, Class FJ 0.556%, due 12/15/29[3]	44,768	44,735

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 3312, Class FN 0.426%, due 07/15/36[3]	$1,378,619	$1,376,417
Series 3671, Class FQ 1.056%, due 12/15/36[3]	4,540,650	4,584,917
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	104,106	114,237
Trust 1988-007, Class Z 9.250%, due 04/25/18	120,451	133,107
Trust 1992-129, Class L 6.000%, due 07/25/22	8,096	9,015
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	26,401	30,202
Trust 1993-037, Class PX 7.000%, due 03/25/23	310,784	353,111
Trust 1993-240, Class Z 6.250%, due 12/25/13	261	266
Trust 1993-250, Class Z 7.000%, due 12/25/23	7,963	8,309
Trust 2005-088, Class A 0.365%, due 10/25/35[3]	2,234,183	2,174,007
Trust G92-040, Class ZC 7.000%, due 07/25/22	33,263	37,262
Trust G94-006, Class PJ 8.000%, due 05/17/24	42,333	49,366
GNMA REMIC, Trust 2000-009, Class FH 0.706%, due 02/16/30[3]	35,163	35,523
Trust 2010-H01, Class FA 1.030%, due 01/20/60[3]	5,566,913	5,670,173
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.524%, due 02/25/35[3]	978,632	834,894
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.704%, due 06/27/37[3,5]	3,316,438	2,720,913
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-FL1A, Class A1 0.581%, due 07/15/19[3,5]	799,241	781,677
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4 5.894%, due 07/15/44[3]	2,500,000	2,913,277
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 2.444%, due 12/25/34[3]	826,176	840,573
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 0.660%, due 10/25/41[3,5]	1,373,750	1,119,606
Series 2007-FF1, Class A 0.640%, due 01/25/42[3,5]	4,874,278	3,963,398
Series 2007-FF3, Class A 0.690%, due 05/25/42[3,5]	5,878,882	4,805,986
NCUA Guaranteed Notes, Series 2011-R4, Class 1A 0.578%, due 03/06/20[3]	2,863,842	2,864,014
	Face amount	Value
Collateralized mortgage obligations—(concluded)
RBSSP, Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.704%, due 12/26/36[3,5]	$2,634,907	$2,528,686
RiverView HECM Trust, Series 2008-1, Class A1 0.954%, due 09/26/41[3,5]	6,975,179	5,684,771
Sequoia Mortgage Trust, Series 5, Class A 0.905%, due 10/19/26[3]	299,410	298,281
Structured ARM Loan, Series 2007-4, Class 1A2 0.424%, due 05/25/37[3]	473,137	340,586
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.414%, due 04/25/36[3]	1,413,904	963,174
Series 2007-AR5, Class A2 0.754%, due 09/25/47[3]	7,897,759	2,911,374
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.434%, due 09/25/33[3]	2,755,569	2,811,290
Series 2003-AR9, Class 2A 2.553%, due 09/25/33[3]	779,450	783,697
Wells Fargo Mortgage Backed Securities Trust, Series 2007-14, Class 1A1 6.000%, due 10/25/37	3,202,536	3,211,151
Total collateralized mortgage obligations (cost—$69,410,936)		65,683,403
Asset-backed securities—2.68%
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 0.454%, due 04/25/36[3]	752,217	742,038
Cumberland ClO Ltd., Series 2005-2A, Class A 0.560%, due 11/10/19[3,5]	3,653,459	3,615,098
EMC Mortgage Loan Trust, Series 2003-A, Class A2 0.954%, due 08/25/40[3,5]	230,397	198,075
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[3]	36,867	38,268
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 0.644%, due 08/25/33[3]	380,683	360,101
SLM Student Loan Trust, Series 2008-9, Class A 1.801%, due 04/25/23[3]	4,975,485	5,189,515
Series 2009-D, Class A 3.500%, due 08/17/43[3,6]	3,668,738	3,539,947
Series 2010-A, Class 2A 3.456%, due 05/16/44[3,5]	1,713,430	1,813,034

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Asset-backed securities—(concluded)
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 0.884%, due 01/25/34[3]	$57,784	$50,370
Stone Tower CLO Ltd., Series 2007-6A, Class A1 0.533%, due 04/17/21[3,5]	600,000	574,835
Total asset-backed securities (cost—$16,223,659)		16,121,281
Stripped mortgage-backed securities—1.82%
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class AX* 1.384%, due 11/25/19[3,5,7]	24,451,857	1,948,544
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[6,7]	126,978	24,711
Series 2136, Class GD 7.000%, due 03/15/29[6,7]	8,844	1,428
Series 2178, Class PI 7.500%, due 08/15/29[5,7]	50,764	9,718
GNMA REMIC, Trust 2011-92, Class IX 1.440%, due 11/16/44[3,6,7]	32,334,194	2,677,013
KGS Alpha SBA, Series 2012 1.021%, due 04/25/38[2,6,7]	99,000,000	5,199,136
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class XA 0.850%, due 06/15/44[3,5]	28,410,505	1,073,349
Total stripped mortgage-backed securities (cost—$9,976,708)		10,933,899
Repurchase agreements—22.59%
Repurchase agreement dated 01/31/13 with Citigroup Global Markets, Inc., 0.180% due 02/01/13, collateralized by $30,040,000 Federal Home Loan Mortgage Corporation obligations, 1.020% due 10/16/17; (value—$29,987,280); proceeds: $29,400,147	29,400,000	29,400,000
Repurchase agreement dated 01/31/13 with Goldman Sachs & Co., 0.170% due 02/01/13, collateralized by $103,426,000 Federal National Mortgage Association obligations, 5.000% due 04/01/38; (value—$25,842,495); proceeds: $25,000,118	25,000,000	25,000,000
	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/31/13 with JP Morgan Securities LLC, 0.180% due 02/01/13, collateralized by $22,625,000 Federal Home Loan Mortgage Corporation obligations, 2.255% due 12/05/22; (value—$22,416,574); proceeds: $21,900,110	$21,900,000	$21,900,000
Repurchase agreement dated 01/31/13 with Morgan Stanley & Co., 0.170% due 02/01/13, collateralized by $26,254,100 US Treasury Bonds, 3.750% due 08/15/41; (value—$30,049,530); proceeds: $29,400,139	29,400,000	29,400,000
Repurchase agreement dated 01/31/13 with Royal Bank of Scotland PLC, 0.190% due 02/01/13, collateralized by $28,340,000 Federal National Mortgage Association obligations, 4.125% due 04/15/14; (value—$30,018,460); proceeds: $29,400,155	29,400,000	29,400,000
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $596,868 US Treasury Notes, 0.250% to 2.375 due 01/15/14 to 10/31/14; (value—$610,987); proceeds: $599,000	599,000	599,000
Total repurchase agreements (cost—$135,699,000)		135,699,000
Total investments before investments sold short (cost—$843,033,135)—140.51%		844,065,626
Investments sold short—(3.69)%
FNMA TBA* 3.000%	(2,000,000)	(2,097,187)
GNMA TBA 2.500%	(18,000,000)	(17,957,812)
GNMA II TBA 3.500%	(2,000,000)	(2,140,626)
Total investments sold short (proceeds—$22,507,031)—(3.69)%		(22,195,625)
Liabilities in excess of other assets—(36.82)%		(221,164,221)
Net assets—100.00%		$600,705,780

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,289,987
Gross unrealized depreciation	(7,257,496)
Net unrealized appreciation	$1,032,491

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Government national mortgage association certificates	$—	$180,598,281	$—	$180,598,281
Federal home loan mortgage corporation certificates	—	121,232,089	—	121,232,089
Federal housing administration certificates	—	—	820,243	820,243
Federal national mortgage association certificates	—	312,977,430	—	312,977,430
Collateralized mortgage obligations	—	48,402,867	17,280,536	65,683,403
Asset-backed securities	—	16,121,281	—	16,121,281
Stripped mortgage-backed securities	—	1,984,401	8,949,498	10,933,899
Repurchase agreements	—	135,699,000	—	135,699,000
Federal national mortgage association and government national mortgage association certificates sold short	—	(22,195,625)	—	(22,195,625)
Total	$—	$794,819,724	$27,050,277	$821,870,001

At January 31, 2013, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2013:

	Federal housing administration certificates	Collateralized mortgage obligations	Stripped mortgage-backed securities	Total
Beginning balance	$875,919	$17,604,764	$4,132,835	$22,613,518
Purchases	—	4,381	5,254,428	5,258,809
Sales	(54,670)	(715,857)	—	(770,527)
Accrued discounts/(premiums)	(91)	37,609	(368,747)	(331,229)
Total realized gain/(loss)	(47)	14,850	(332,890)	(318,087)
Net change in unrealized appreciation/depreciation	(868)	334,789	263,872	597,793
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$820,243	$17,280,536	$8,949,498	$27,050,277

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2013, was $569,845.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Entire amount designated as collateral for investments sold short.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2013 and changes periodically.

4  Step bond that converts to the noted fixed rate at a designated future date.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 5.32% of net assets as of January 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Illiquid security representing 1.90% of net assets as of January 31, 2013.

7  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 0.44% before the deduction of the maximum PACE Select program fee. (Class P shares declined 0.56% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays US Intermediate Government/Credit Index (the "benchmark") returned 0.41%, and the Lipper Short-Intermediate Investment Grade Debt Funds category posted a median return of 0.76%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 26. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio modestly outperformed its benchmark during the reporting period. The most substantial contributors to performance were the Portfolio's allocations to high yield corporate bonds and asset-backed securities ("ABS"). During the reporting period, there were marginal improvements in US economic data and macro risks decreased. In the US, the Federal Reserve Board (the "Fed") continued to pursue an accommodative monetary policy and kept rates low, moving investors who were in search of yield into spread sectors (non-government fixed income securities). In addition, the "fiscal cliff" was narrowly avoided. These developments fostered an economic environment that helped propel risk assets, including high yield corporate bonds and ABS. Security selection in investment grade corporate bonds also benefited performance, as the Portfolio's preference for higher-beta (more market-sensitive) securities and financials aided results.

Conversely, the Portfolio's underweight exposure to investment grade corporate bonds versus the benchmark was the most substantial detractor from relative results, as the search for yield led corporate spreads to continue to tighten. The Portfolio continues to hold this position as we believe the sector is overvalued on an absolute basis and relative to Treasuries. The demand for yield has led investors to invest in credit securities, even as yields have come down to historically low levels. Additionally, financial institutions are holding less credit on their balance sheets, largely due to both regulatory changes and the decreasing ability to make profits in the sector. While this has not impacted the Portfolio's liquidity, it may present a challenge for the investment grade corporate bond sector when flows into credit reverse.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Sub-Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

David Antonelli and Brian Weinstein

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – concluded

We used a number of derivatives instruments during the reporting period. Futures and options on futures were used to manage the overall duration and yield curve exposures of the Portfolio while interest rate swaps and swaptions were utilized to manage the Portfolio's overall duration and spread duration. Foreign exchange forward contracts were used to help hedge foreign currency risk when buying non-US dollar-denominated bonds. Furthermore, the Portfolio used these forward contracts to opportunistically express views on certain currencies. Finally, credit default swaps were used to manage the credit risk of corporate bonds held in the Portfolio. Overall, the use of these derivatives positively contributed to performance during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	0.24%	2.22%	3.61%	3.84%
Class C2	0.06	1.78	3.09	3.32
Class Y3	0.36	2.48	3.86	4.10
Class P4	0.44	2.56	3.87	4.11
After deducting maximum sales charge or PACE Select program fee
Class A1	(4.30)	(2.39)	2.67	3.36
Class C2	(0.69)	1.03	3.09	3.32
Class P4	(0.56)	0.53	1.81	2.05
Barclays US Intermediate Government/Credit Index[5]	0.41	2.47	4.66	4.58
Lipper Short-Intermediate Investment Grade Debt Funds median	0.76	3.04	4.40	3.93

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (1.02)%; 5-year period, 3.17%; 10-year period, 3.38%; Class C—1-year period, 2.35%; 5-year period, 3.60%; 10-year period, 3.33% ; Class Y—1-year period, 3.88%; 5-year period, 4.37%; 10-year period, 4.12%; Class P—1-year period, 1.91%; 5-year period, 2.31%; 10-year period, 2.07%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.00% and 0.93%; Class C—1.51% and 1.43%; Class Y—0.88% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Weighted average duration	5.2 yrs.
Weighted average maturity	3.7 yrs.
Average coupon	2.25%
Net assets (mm)	$456.8
Number of holdings	236
Portfolio composition[1]	01/31/13
Bonds and notes	101.5%
Preferred stock	0.1
Investments sold short	(0.9)
Options, futures, swaps and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	(0.9)
Total	100.0%
Quality diversification[1]	01/31/13
US government and agency securities	61.4%
AAA	7.2
AA	3.5
A	8.8
BBB and below/non-rated	20.6
Preferred stock	0.1
Investments sold short	(0.9)
Options, futures, swaps and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	(0.9)
Total	100.0%
Asset allocation[1]	01/31/13
US government obligations	57.6%
Corporate notes	26.6
Asset-backed securities	7.5
Collateralized mortgage obligations	6.0
US government agency mortgage pass-through certificates	3.4
Non-US government obligations	0.4
Preferred stock	0.1
Investments sold short	(0.9)
Options, futures, swaps and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	(0.9)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
US government obligations—57.63%
US Treasury Bonds 2.750%, due 08/15/42	1,425,000	$1,312,337
2.750%, due 11/15/42	10,605,000	9,749,972
3.125%, due 02/15/42	3,370,000	3,364,736
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/42	103	109
US Treasury Notes 0.250%, due 11/30/14	2,130,000	2,129,917
0.250%, due 12/15/14	2,540,000	2,539,604
0.250%, due 01/31/15	46,985,000	46,970,341
0.375%, due 01/15/16	17,625,000	17,609,860
0.875%, due 01/31/18	62,595,000	62,575,470
1.000%, due 09/30/16	23,890,000	24,265,145
1.250%, due 10/31/19	11,645,000	11,596,778
1.500%, due 06/30/16	13,516,000	13,972,165
1.500%, due 07/31/16	38,215,000	39,507,737
1.625%, due 11/15/22	9,815,000	9,502,147
2.000%, due 04/30/16	1,340,000	1,406,162
2.000%, due 11/15/21	14,969,700	15,239,858
2.375%, due 06/30/18	1,265,000	1,358,294
2.750%, due 02/15/19	150,000	164,309
Total US government obligations (cost—$260,952,433)		263,264,941
Federal home loan bank certificate—0.08%
FHLB 5.625%, due 06/13/16 (cost—$354,691)	330,000	380,991
Federal home loan mortgage corporation certificates*—0.87%
FHLMC 0.600%, due 05/22/15	1,265,000	1,266,618
5.000%, due 11/13/14	2,500,000	2,700,947
Total federal home loan mortgage corporation certificates (cost—$3,897,633)		3,967,565
Federal national mortgage association certificates*—2.43%
FNMA 3.215%, due 10/09/19[2]	3,795,000	3,294,045
2.700%, due 03/28/22	1,155,000	1,153,571
3.500%, due 06/01/42	288,131	305,057
3.500%, due 07/01/42	295,330	313,019
3.500%, due 07/01/42[3]	391,669	414,677
3.500%, due 12/01/42[3]	2,570,032	2,715,386
FNMA TBA 3.000%[3]	2,800,000	2,908,423
Total federal national mortgage association certificates (cost—$10,809,427)		11,104,178
Collateralized mortgage obligations—5.95%
Arkle Master Issuer PLC, Series 2010-2A, Class 1A1 1.711%, due 05/17/60[4,5]	2,015,000	2,028,172
	Face amount[1]		Value
Collateralized mortgage obligations—(continued)
Arran Cards Funding PLC, Series 2012-1A, Class A1 0.906%, due 07/15/15[4,5]		3,225,000	$3,228,906
Bear Stearns ARM Trust, Series 2004-5, Class 2A 3.330%, due 07/25/34[5]		708,020	704,785
Commercial Mortgage Pass-Through Certificates, Series 2006-C5, Class AM 5.343%, due 12/15/39		840,000	920,532
Series 2006-C8, Class AM 5.347%, due 12/10/46		655,000	733,046
Series 2010-C1, Class A1 3.156%, due 07/10/46[4]		1,184,901	1,248,241
Series 2013-LC6, Class D 4.292%, due 01/10/46[4,5]		855,000	801,643
DBRR Trust, Series 2012-EZ1, Class A 0.946%, due 09/25/45[4]		2,461,397	2,461,668
FNMA REMIC,* Trust 2005-109, Class PV 6.000%, due 10/25/32		745,638	818,245
Trust 2012-35, Class MA 5.500%, due 08/25/29		37,351	37,335
GNMA REMIC, Trust Series 2006-3, Class B 5.091%, due 01/16/37[5]		597,167	623,197
Holmes Master Issuer PLC, Series 2010-1A, Class A2 1.704%, due 10/15/54[4,5]		1,759,202	1,775,913
JPMorgan Chase Commercial Mortgage Securities, Series 2003-ML1A, Class A2 4.767%, due 03/12/39		365,437	365,255
Series 2004-CB8, Class A1A 4.158%, due 01/12/39[4]		1,913,932	1,962,439
Series 2007-CB18, Class A3 5.447%, due 06/12/47		289,219	298,387
Series 2011-PLSD, Class A2 3.364%, due 11/13/44[4]		800,000	857,486
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class A2 3.277%, due 10/15/30[4]		675,000	685,070
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989%, due 08/13/42		2,075,000	2,250,246
Morgan Stanley Re-REMIC Trust 1.000%, due 03/27/51[4]		1,007,000	1,005,076
Motel 6 Trust, Series 2012-MTL6, Class B 2.743%, due 10/05/25[4]		945,000	955,405
Permanent Master Issuer PLC, Series 2006-1, Class 6A1 0.631%, due 04/15/20[5,6]	GBP	1,466,000	2,325,448

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14	196,159	$201,076
STRPS 2012-1 Ltd., Series 2012-1A, Class A 1.500%, due 12/25/44[4]	886,830	876,476
Total collateralized mortgage obligations (cost—$26,644,110)		27,164,047
Asset-backed securities—7.53%
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class B 1.780%, due 03/08/17	1,430,000	1,453,931
Auto ABS Compartiment, Series 2012-2, Class A 2.800%, due 04/27/25[6]	963,145	1,307,998
BMW Vehicle Lease Trust, Series 2012-1, Class A2 0.590%, due 06/20/14	1,481,723	1,482,829
Bumper, Series 2011-2, Class A 1.362%, due 02/23/23[5,6]	900,000	1,232,520
CarMax Auto Owner Trust, Series 2012-3, Class A2 0.430%, due 09/15/15	1,735,000	1,735,803
CNH Equipment Trust, Series 2012-A, Class A2 0.650%, due 07/15/15	931,428	932,545
Credit Acceptance Auto Loan Trust, Series 2010-1, Class A 2.060%, due 04/16/18[4]	420,432	420,517
Series 2011-1, Class A 2.610%, due 03/15/19[4]	1,105,000	1,126,094
DT Auto Owner Trust, Series 2012-2A, Class A 0.910%, due 11/16/15[4]	1,126,927	1,127,601
Ford Credit Floorplan Master Owner Trust, Series 2012-1, Class C 1.706%, due 01/15/16[5]	1,415,000	1,425,922
Series 2012-2, Class A 1.920%, due 01/15/19	2,535,000	2,600,619
Lehman XS Trust, Series 2005-6, Class 1A1 0.464%, due 11/25/35[5]	392,076	244,012
Mercedes-Benz Auto Lease Trust, Series 2012-A, Class A2 0.660%, due 04/15/14	1,164,904	1,165,882
Sallie Mae Student Loan Trust, Series 2010-C, Class A1 1.856%, due 12/15/17[4,5]	361,311	362,588
Santander Consumer Acquired Receivables Trust, Series 2011-51A, Class B 1.660%, due 08/15/16[4]	833,839	840,454
	Face amount[1]	Value
Asset-backed securities—(concluded)
Santander Drive Auto Receivables Trust, Series 2011-3, Class C 3.090%, due 05/15/17	1,290,000	$1,331,848
Series 2011-S1A, Class B 1.480%, due 05/15/17[4]	560,901	563,461
Series 2011-S2A, Class B 2.060%, due 06/15/17[4]	397,031	399,208
Series 2012-1, Class C 3.780%, due 11/15/17	1,240,000	1,306,056
Series 2012-4, Class A2 0.790%, due 08/17/15	1,931,739	1,935,511
Series 2012-5, Class C 2.700%, due 08/15/18	1,200,000	1,251,084
Series 2012-6, Class D 2.520%, due 09/17/18	1,065,000	1,078,223
Series 2012-AA, Class A2 0.550%, due 02/16/16[4]	1,645,000	1,645,673
Series 2013-1, Class C 1.760%, due 01/15/19	1,210,000	1,214,410
SLM Student Loan Trust, Series 2012-A, Class A1 1.606%, due 08/15/25[4,5]	1,380,548	1,401,719
Series 2012-C, Class A2 3.310%, due 10/15/46[4]	1,190,000	1,262,128
Series 2012-D, Class A1 1.256%, due 06/15/23[4,5]	1,332,651	1,344,240
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730%, due 08/15/36[4]	428,119	448,523
Tiers Trust, Series 2012-01 2.062%, due 05/12/14[4,5]	1,745,000	1,747,181
Total asset-backed securities (cost—$33,874,713)		34,388,580
Corporate notes—26.58%
Aerospace & defense—0.10%
General Dynamics Corp. 3.600%, due 11/15/42	520,000	474,325
Banking-non-US—1.43%
Caixa Economica Federal 2.375%, due 11/06/17[4]	440,000	435,050
Eksportfinans A/S 0.505%, due 04/05/13[5]	700,000	698,389
1.875%, due 04/02/13	1,131,000	1,130,027
5.500%, due 05/25/16[7]	1,275,000	1,331,018
HSBC Bank PLC 2.000%, due 01/19/14[4]	1,605,000	1,620,530
Intesa Sanpaolo SpA 3.875%, due 01/16/18	680,000	668,360
		6,548,610

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—3.01%
Bank of America Corp. 5.625%, due 10/14/16	1,325,000	$1,498,905
5.700%, due 01/24/22	1,025,000	1,202,034
6.500%, due 08/01/16	1,370,000	1,584,075
Bank of America Corp. MTN 3.300%, due 01/11/23	1,320,000	1,301,805
Bank of America Corp., Series 1 3.750%, due 07/12/16	650,000	693,299
Capital One Financial Corp. 6.750%, due 09/15/17	300,000	363,318
CIT Group, Inc. 4.750%, due 02/15/15[4]	690,000	724,500
5.250%, due 03/15/18	400,000	428,000
Goldman Sachs Group, Inc. 3.625%, due 01/22/23	430,000	429,282
5.750%, due 01/24/22	2,005,000	2,337,092
JPMorgan Chase & Co. 1.201%, due 01/25/18[5]	700,000	703,046
3.200%, due 01/25/23	1,700,000	1,689,215
Rabobank Nederland 3.950%, due 11/09/22	665,000	665,236
Wells Fargo & Co., Series K 7.980%, due 03/15/18[5,8]	700,000	805,000
		13,759,571
Beverages—0.31%
Anheuser-Busch InBev Finance, Inc. 2.625%, due 01/17/23	775,000	764,282
SABMiller Holdings, Inc. 3.750%, due 01/15/22[4]	620,000	658,486
		1,422,768
Building products—0.06%
Building Materials Corp. of America 6.750%, due 05/01/21[4]	256,000	282,240
Diversified financial services—0.43%
General Electric Capital Corp. 5.500%, due 01/08/20	620,000	727,470
General Electric Capital Corp. MTN 4.375%, due 09/16/20	640,000	707,053
Jefferies Group, Inc. 5.125%, due 01/20/23	510,000	523,115
		1,957,638
Electric-integrated—1.92%
Constellation Energy Group, Inc. 5.150%, due 12/01/20	846,000	955,888
Duke Energy Corp. 3.950%, due 09/15/14	1,845,000	1,939,054
Eaton Corp. 2.750%, due 11/02/22[4]	850,000	826,184
Florida Power Corp. 4.800%, due 03/01/13	340,000	341,102
Jabil Circuit, Inc. 8.250%, due 03/15/18	620,000	740,900
	Face amount[1]	Value
Corporate notes—(continued)
Electric-integrated—(concluded)
Jersey Central Power & Light Co. 5.625%, due 05/01/16	550,000	$625,119
Oncor Electric Delivery Co. LLC 4.100%, due 06/01/22[7]	570,000	614,145
Pacificorp 5.500%, due 01/15/19	651,000	782,058
5.750%, due 04/01/37	365,000	452,626
Progress Energy, Inc. 5.625%, due 01/15/16	1,325,000	1,491,485
		8,768,561
Finance-captive automotive—0.88%
CDP Financial, Inc. 4.400%, due 11/25/19[4]	1,545,000	1,767,948
Ford Motor Credit Co. LLC 4.250%, due 09/20/22	975,000	999,375
6.625%, due 08/15/17	220,000	256,548
8.125%, due 01/15/20	780,000	982,288
		4,006,159
Financial services—4.06%
Ally Financial, Inc. 4.500%, due 02/11/14	2,722,000	2,796,855
5.500%, due 02/15/17	650,000	698,801
8.000%, due 11/01/31	300,000	379,125
American Express Credit Corp. 2.375%, due 03/24/17	1,100,000	1,140,605
Citigroup, Inc. 1.250%, due 01/15/16	1,060,000	1,054,697
4.587%, due 12/15/15	2,290,000	2,489,235
Credit Suisse AG Guernsey 1.625%, due 03/06/15[4]	1,545,000	1,571,688
2.600%, due 05/27/16[4]	2,215,000	2,332,796
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.000%, due 01/15/18	1,195,000	1,280,144
Morgan Stanley 5.500%, due 07/28/21	1,025,000	1,153,871
6.625%, due 04/01/18	400,000	471,233
SLM Corp. 4.282%, due 01/31/14[5]	1,700,000	1,717,034
Standard Chartered PLC 3.950%, due 01/11/23[4]	685,000	674,746
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[4]	768,982	796,776
		18,557,606
Food/beverage—0.15%
Kraft Foods Group, Inc. 6.875%, due 01/26/39	300,000	396,521
5.000%, due 06/04/42	250,000	271,349
		667,870

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Gaming—0.11%
Caesars Entertainment Operating Co., Inc. 11.250%, due 06/01/17	462,000	$494,340
Health care—0.44%
Biomet, Inc. 6.500%, due 08/01/20[4]	1,895,000	1,989,750
Insurance—1.59%
MetLife Institutional Funding II 1.625%, due 04/02/15[4]	1,920,000	1,954,236
Metropolitan Life Global Funding I 2.000%, due 01/09/15[4]	2,200,000	2,256,375
5.125%, due 06/10/14[4]	245,000	259,886
New York Life Global Funding 0.750%, due 07/24/15[4]	1,545,000	1,550,293
Pacific LifeCorp. 5.125%, due 01/30/43[4]	480,000	465,751
Prudential Financial, Inc. MTN 3.000%, due 05/12/16	350,000	369,165
4.750%, due 09/17/15	360,000	393,210
		7,248,916
Media—1.04%
Brocade Communications Systems, Inc. 6.625%, due 01/15/18	720,000	745,200
Comcast Corp. 4.250%, due 01/15/33	480,000	467,755
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 1.750%, due 01/15/18	1,115,000	1,095,622
Dish DBS Corp. 5.875%, due 07/15/22	400,000	425,000
Interpublic Group of Cos., Inc. 6.250%, due 11/15/14	561,000	600,971
NBCUniversal Media LLC 4.450%, due 01/15/43	375,000	360,356
WMG Acquisition Corp. 6.000%, due 01/15/21[4]	1,000,000	1,062,500
		4,757,404
Medical providers—1.20%
Gilead Sciences, Inc. 4.400%, due 12/01/21	510,000	571,597
HCA, Inc. 4.750%, due 05/01/23	1,142,000	1,149,137
5.875%, due 03/15/22	391,000	425,212
6.750%, due 07/15/13	670,000	684,237
Tenet Healthcare Corp. 8.875%, due 07/01/19	614,000	693,820
UnitedHealth Group, Inc. 2.875%, due 03/15/22	755,000	760,305
3.375%, due 11/15/21	220,000	229,962
WellPoint, Inc. 7.000%, due 02/15/19	750,000	941,961
		5,456,231
	Face amount[1]	Value
Corporate notes—(continued)
Metals & mining—0.31%
Codelco, Inc. 3.750%, due 11/04/20[4]	370,000	$389,436
Novelis, Inc. 8.750%, due 12/15/20	890,000	1,005,700
		1,395,136
Multi-line insurance—0.40%
American International Group, Inc. 3.000%, due 03/20/15	355,000	368,669
3.800%, due 03/22/17	725,000	781,499
5.450%, due 05/18/17	600,000	685,611
		1,835,779
Oil & gas—1.83%
Anadarko Petroleum Corp. 5.750%, due 06/15/14	600,000	635,391
6.375%, due 09/15/17	945,000	1,119,720
7.625%, due 03/15/14	300,000	321,344
Cenovus Energy, Inc. 4.500%, due 09/15/14	940,000	995,089
Continental Resources, Inc. 8.250%, due 10/01/19	1,420,000	1,595,725
Newfield Exploration Co. 6.875%, due 02/01/20	500,000	540,625
PBF Holding Co. LLC/PBF Finance Corp. 8.250%, due 02/15/20[4]	565,000	610,200
Petroleos Mexicanos 3.500%, due 01/30/23[4]	580,000	570,065
4.875%, due 01/24/22	200,000	221,000
5.500%, due 01/21/21	363,000	415,635
6.000%, due 03/05/20	132,000	155,760
8.000%, due 05/03/19	100,000	128,350
Pioneer Natural Resources Co. 6.875%, due 05/01/18	510,000	618,005
Transocean, Inc. 5.050%, due 12/15/16	386,000	430,990
		8,357,899
Oil services—0.57%
BP Capital Markets PLC 2.500%, due 11/06/22	1,070,000	1,033,401
Petrobras International Finance Co. 3.875%, due 01/27/16	1,505,000	1,576,204
Schlumberger Investment SA 2.400%, due 08/01/22[4]	10,000	9,714
		2,619,319
Packaging & containers—0.17%
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500%, due 01/15/23[4]	780,000	768,300
Pharmaceuticals—0.67%
AbbVie, Inc. 2.900%, due 11/06/22[4]	585,000	578,361

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Mylan, Inc. 6.000%, due 11/15/18[4]		1,390,000	$1,517,467
VPI Escrow Corp. 6.375%, due 10/15/20[4]		923,000	957,613
			3,053,441
Pipelines—1.99%
El Paso Pipeline Partners Operating Co. LLC 4.100%, due 11/15/15		2,725,000	2,931,683
4.700%, due 11/01/42		300,000	285,502
6.500%, due 04/01/20		235,000	283,649
Energy Transfer Partners LP 5.200%, due 02/01/22		380,000	424,199
6.700%, due 07/01/18		900,000	1,083,324
Enterprise Products Operating LLC 3.200%, due 02/01/16		1,525,000	1,619,649
Florida Gas Transmission Co. LLC 5.450%, due 07/15/20[4]		494,000	568,689
Kinder Morgan Energy Partners LP 3.450%, due 02/15/23		225,000	224,337
Plains All American Pipeline LP/PAA Finance Corp. 3.650%, due 06/01/22		345,000	361,156
Sunoco Logistics Partners Operations LP 3.450%, due 01/15/23		630,000	621,886
Williams Cos., Inc. 7.875%, due 09/01/21		520,000	665,646
			9,069,720
Real estate investment trusts—0.26%
American Tower Corp. 3.500%, due 01/31/23		550,000	537,042
UDR, Inc. MTN 4.250%, due 06/01/18		600,000	659,479
			1,196,521
Rental Auto/Equipment—0.12%
United Rentals North America, Inc. 7.625%, due 04/15/22		500,000	557,500
Retail—0.23%
Dollar General Corp. 4.125%, due 07/15/17		1,015,000	1,070,825
Special purpose entity—0.60%
Capital One Multi-Asset, Series 4-3C 6.625%, due 06/17/14	GBP	350,000	572,120
Crown Castle Towers LLC 6.113%, due 01/15/20[4]		1,805,000	2,183,895
			2,756,015
Telecommunications—0.98%
Qwest Corp. 7.500%, due 10/01/14		194,000	213,092
	Face amount[1]		Value
Corporate notes—(concluded)
Telecommunications—(concluded)
SBA Tower Trust 4.254%, due 04/15/15[4]		1,200,000	$1,274,123
Sprint Nextel Corp. 7.000%, due 03/01/20[4]		498,000	577,680
Telefonica Emisiones SAU 5.855%, due 02/04/13		925,000	925,000
Verizon Communications, Inc. 2.450%, due 11/01/22		750,000	718,751
Virgin Media Secured Finance PLC 5.500%, due 01/15/21	GBP	190,000	340,514
6.500%, due 01/15/18		405,000	433,350
			4,482,510
Telephone-integrated—0.40%
Level 3 Financing, Inc. 8.125%, due 07/01/19		535,000	583,150
Qwest Communications International, Inc. 7.125%, due 04/01/18		1,197,000	1,248,716
			1,831,866
Tobacco—0.47%
Altria Group, Inc. 9.250%, due 08/06/19		450,000	621,400
BAT International Finance PLC 3.250%, due 06/07/22[4]		680,000	697,136
Lorillard Tobacco Co. 8.125%, due 05/01/40		305,000	405,911
Reynolds American, Inc. 4.750%, due 11/01/42		440,000	430,096
			2,154,543
Utilities—0.85%
HD Supply, Inc. 7.500%, due 07/15/20[4]		1,230,000	1,214,625
Tennessee Valley Authority 5.250%, due 09/15/39		2,095,000	2,665,047
			3,879,672
Total corporate notes (cost—$117,551,908)			121,421,035
	Number of shares
Preferred stock—0.10%
Multi-line insurance—0.10%
The Allstate Corp.[5] (cost—$473,482)		18,893	482,338
	Face amount[1]
Non-US government obligations—0.43%
Republic of Colombia 2.625%, due 03/15/23		530,000	512,711
Republic of Turkey 3.250%, due 03/23/23[7]		1,270,000	1,230,313

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]		Value
Non-US government obligations—(concluded)
Russian Foreign Bond 7.500%, due 03/31/30[6,9]		174,375	$217,315
Total non-US government obligations (cost—$1,978,782)			1,960,339
Repurchase agreement—0.07%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $317,865, US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$325,384); proceeds: $319,000 (cost—$319,000)		319,000	319,000
	Number of contracts/ Notional amount
Options purchased—0.06%
Call options & swaptions purchased—0.00%
USD Call/CAD Put, Strike @ 1.03% expiring 07/24/13	USD	2,310,000	21,277
Put options & swaptions purchased—0.06%
3 Month USD LIBOR 7 Year Swap, strike @ 1.600%, expires 02/15/13 (Counterparty: Bank of America N.A.; receive fixed rate); underlying swap terminates 02/19/20[10]	USD	15,700,000	30,281
3 Month USD LIBOR 10 Year Swap, strike @ 3.250%, expires 01/29/16 (Counterparty: Goldman Sachs Bank USA.; receive fixed rate); underlying swap terminates 02/02/26[10]	USD	4,200,000	191,554
6 Month EURIBOR 30 Year Swap, strike @ 4.000%, expires 05/02/13 (Counterparty: Credit Suisse International; receive fixed rate); underlying swap terminates 05/06/43[10]	EUR	9,900,000	86
6 Month EURIBOR 30 Year Swap, strike @ 4.500%, expires 11/11/13 (Counterparty: Credit Suisse International; receive fixed rate); underlying swap terminates 11/13/43[10]	EUR	2,200,000	891
	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put options & swaptions purchased—(concluded)
6 Month EURIBOR Interest Rate Swap, strike @ 4.500%, expires 09/16/13 (Counterparty: Credit Suisse International; receive fixed rate); underlying swap terminates 09/18/43[10]	EUR	2,700,000	$406
6 Month EURIBOR Interest Rate Swap, strike @ 4.500%, expires 10/21/13 (Counterparty: Goldman Sachs Bank USA; receive fixed rate); underlying swap terminates 10/23/43[10]	EUR	2,500,000	727
EUR Put /USD Call, Strike @ EUR 1.29% expiring 02/01/13	EUR	2,205,000	0
US Treasury Note 10 Year Futures, strike @ $131, expires 02/22/13		67	35,594
			259,539
Total options purchased (cost—$661,824)			280,816
	Number of shares
Investment of cash collateral from securities loaned—0.67%
Money market fund—0.67%
UBS Private Money Market Fund LLC[11] (cost—$3,053,363)		3,053,363	3,053,363
Total investments before investments sold short (cost—$460,571,366)—102.41%			467,787,193
	Face amount[1]
Investments sold short—(0.94)%
FNMA TBA* 3.000%, due 08/01/42		(1,200,000)	(1,258,141)
3.500%, due 12/01/41		(2,900,000)	(3,050,890)
Total investments sold short (proceeds—$4,329,594)—(0.94)%			(4,309,031)
Total investments (cost—$456,241,772)—101.46%			463,478,162
Liabilities in excess of other assets—(1.46)%			(6,682,847)
Net assets—100.00%			$456,795,315

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 195.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,572,569
Gross unrealized depreciation	(1,356,742)
Net unrealized appreciation	$7,215,827

Written option activity for the six months ended January 31, 2013 was as follows:

	Number of contracts $	Premiums received $
Options outstanding at July 31, 2012	65	$43,134
Options written	—	—
Options terminated in closing purchase transactions	(65)	(43,134)
Options expired prior to exercise	—	—
Options outstanding at January 31, 2013	—	$—

Written swaptions10

Notional amount (000)		Call swaptions written	Counterparty	Pay/receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	8,700	3 Month USD LIBOR Interest Rate Swap, strike @ 1.15%, terminating 09/16/19	CSI	Receive	09/12/14	$65,250	$(41,281)	$23,969
USD	5,000	3 Month USD LIBOR Interest Rate Swap, strike @ 1.25%, terminating 06/13/19	CSI	Receive	06/11/14	45,000	(33,078)	11,922
						$110,250	$(74,359)	$35,891
		Put swaptions written
USD	8,700	3 Month USD LIBOR Interest Rate Swap, strike @ 2.15%, terminating 09/16/19	CSI	Pay	09/12/14	$110,055	$(101,949)	$8,106
USD	5,000	3 Month USD LIBOR Interest Rate Swap, strike @ 2.25%, terminating 06/13/19	CSI	Pay	06/11/14	66,501	(37,021)	29,480
						$176,556	$(138,970)	$37,586
						$286,806	$(213,329)	$73,477

Written swaption activity for the six months ended January 31, 2013 was as follows:

Premiums received
Swaptions outstanding at July 31, 2012	$793,645
Swaptions written	413,016
Swaptions terminated in closing purchase transactions	(919,855)
Swaptions expired prior to exercise	—
Swaptions outstanding at January 31, 2013	$286,806

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
277	USD	US Treasury Note 2 Year Futures	March 2013	$61,040,599	$61,056,860	$16,261
Interest rate futures buy contracts:
60	EUR	German Euro BOBL Futures	March 2013	10,203,668	10,235,875	32,207
392	EUR	3 Month EURIBOR Interest Rate Futures	June 2013	123,597	93,118	(30,479)
				$71,367,864	$71,385,853	$17,989
				Proceeds
US Treasury futures sell contracts:
43	USD	Ultra Long US Treasury Bond Futures	March 2013	$7,099,630	$6,730,844	$368,786
63	USD	US Treasury Bond 30 Year Futures	March 2013	9,073,097	9,038,531	34,566
30	USD	US Treasury Note 5 Year Futures	March 2013	3,706,470	3,712,031	(5,561)
Interest rate futures sell contracts:
392	EUR	3 Month EURIBOR Interest Rate Futures	June 2013	23,020	19,954	3,066
				$19,902,217	$19,501,360	$400,857
						$418,846

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BNP	EUR	1,036,000	USD	1,380,253	04/23/13	$(27,011)
CITI	EUR	645,000	USD	859,463	04/23/13	(16,682)
DB	CHF	2,092,776	EUR	1,680,000	03/21/13	(19,056)
DB	GBP	1,902,000	USD	3,070,579	04/17/13	55,172
						$(7,577)

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[12]	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CSI	USD	1,800	07/26/42	2.315%	3 Month USD LIBOR	$—	$255,189	$255,189
CSI	USD	1,200	07/24/42	2.313	3 Month USD LIBOR	—	170,570	170,570
CSI	USD	2,200	07/05/42	2.481	3 Month USD LIBOR	—	234,994	234,994
CSI	USD	13,300	09/25/14	0.393	3 Month USD LIBOR	—	(293)	(293)
CSI	USD	13,300	11/15/14	0.376	3 Month USD LIBOR	—	6,948	6,948
CSI	USD	13,200	09/04/14	0.413	3 Month USD LIBOR	—	(5,629)	(5,629)
CSI	USD	1,800	12/17/19	3 Month USD LIBOR	1.250%	—	(27,258)	(27,258)
CSI	USD	500	11/30/22	3 Month USD LIBOR	1.650	—	(17,485)	(17,485)
GSB	USD	300	07/26/42	2.256	3 Month USD LIBOR	—	46,247	46,247
GSB	USD	1,700	01/31/23	3 Month USD LIBOR	2.025	—	(4,470)	(4,470)
						$—	$658,813	$658,813

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Credit default swaps on corporate issues—buy protection13

					Rate type
Counterparty	Referenced obligations[14]	Notional amount (000)		Termination date	Payments made by the Portfolio[12]	Upfront payments made	Value	Unrealized appreciation (depreciation)
BOA	Darden Restaurants, Inc., 6.000%, due 08/15/35	USD	140	03/20/18	1.000%	$(9,370)	$9,664	$294
CSI	Darden Restaurants, Inc., 6.000%, due 08/15/35	USD	520	03/20/18	1.000	(26,780)	35,896	9,116
CSI	Kohls Corp., 6.250%, due 12/15/17	USD	365	03/20/18	1.000	(22,507)	25,909	3,402
GSB	Gap Inc., 5.950%, due 04/12/21	USD	760	03/20/18	1.000	(17,619)	16,784	(835)
						$(76,276)	$88,253	$11,977

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$263,264,941	$—	$263,264,941
Federal home loan bank certificate	—	380,991	—	380,991
Federal home loan mortgage corporation certificates	—	3,967,565	—	3,967,565
Federal national mortgage association certificates	—	11,104,178	—	11,104,178
Collateralized mortgage obligations	—	25,282,495	1,881,552	27,164,047
Asset-backed securities	—	32,192,876	2,195,704	34,388,580
Corporate notes	—	121,421,035	—	121,421,035
Preferred stock	482,338	—	—	482,338
Non-US government obligations	—	1,960,339	—	1,960,339
Repurchase agreement	—	319,000	—	319,000
Options and swaptions purchased	35,594	245,222	—	280,816
Investment of cash collateral from securities loaned	—	3,053,363	—	3,053,363
Federal national mortgage association certificates sold short	—	(4,309,031)	—	(4,309,031)
Swaptions written	—	(213,329)	—	(213,329)
Futures contracts, net	418,846	—	—	418,846
Forward foreign currency contracts, net	—	(7,577)	—	(7,577)
Swap agreements, net	—	747,066	—	747,066
Total	$936,778	$459,409,134	$4,077,256	$464,423,168

At January 31, 2013, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2013.

	Asset-backed securities	Collateralized mortgage obligations	Total
Beginning balance	$2,224,846	$—	$2,224,846
Purchases	—	1,925,355	1,925,355
Sales	(33,285)	(43,170)	(76,455)
Accrued discounts/(premiums)	(130)	14	(116)
Total realized gain/(loss)	3	503	506
Net change in unrealized appreciation/depreciation	4,270	(1,150)	3,120
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$2,195,704	$1,881,552	$4,077,256

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2013 was $4,453.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	94.5%
United Kingdom	1.0
Switzerland	0.8
Canada	0.8
Norway	0.7
Cayman Islands	0.4
Italy	0.4
Mexico	0.3
Turkey	0.3
Spain	0.2
Netherlands	0.2
Colombia	0.1
Brazil	0.1
Chile	0.1
Russia	0.1
Luxembourg	0.0 †
Total	100.0%

†  Amount is less than 0.05%

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Zero coupon bond. The rate shown represents the annualized yield at the date of purchase.

3  Entire amount pledged as collateral for investments sold short.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 13.95% of net assets as of January 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2013 and changes periodically.

6  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2013, the value of these securities amounted to 1.11% of net assets.

7  Security, or portion thereof, was on loan at January 31, 2013.

8  Perpetual bond security. The next call date is 03/15/18.

9  Step bond that converts to the noted fixed rate at a designated future date.

10  Illiquid securities representing 0.10% of net assets as of January 31, 2013.

11  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the six months ended 01/31/13	Sales during the six months ended 01/31/13	Value at 01/31/13	Net income earned from affiliate for the six months ended 01/31/13
UBS Private Money Market Fund LLC	$2,964,113	$174,431,720	$174,342,470	$3,053,363	$1,139

12  Payments made/received are based on the notional amount.

13  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 1.00% before the deduction of the maximum PACE Select program fee. (Class P shares returned 0.00% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays US Government/Credit Index (the "benchmark") declined 0.34%, and the Lipper Intermediate Investment Grade Debt Funds category posted a median return of 1.06%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 41. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio outperformed its benchmark during the reporting period. An overall short duration in the US contributed to results, as US interest rates rose during the period. (Duration measures a portfolio's sensitivity to interest rate changes.) Additionally, yield curve positioning, specifically an underweight to longer maturities, which rose the most during the review period, was positive for performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates). However, international duration exposure, particularly in the UK where rates rose across the curve, detracted from results.

The Portfolio's underweight to corporate bonds detracted from relative returns, as the sector outperformed like-duration Treasuries during the period amid improving risk sentiment. Conversely, exposure to agency mortgage-backed securities ("MBS") and non-agency MBS contributed to returns, as these securities benefited from an improving housing market. Performance of agency MBS was also boosted by the quantitative easing program introduced by the Federal Reserve Board in September 2012.

Beyond core sectors, an overweight to emerging markets external debt, especially in Asia, was positive for results, as the sector outperformed like-duration Treasuries as spreads narrowed.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Saumil H. Parikh

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Sub-Advisor's comments – concluded

The use of derivatives generated positive results during the reporting period. Interest rate swaps were used to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were utilized to manage credit exposure in lieu of the direct buying or selling of securities. While options and options on swaps were primarily used to manage interest rate and volatility exposures, they were also used to generate income in expected interest rate scenarios. Government futures were utilized to adjust interest rate exposures and replicate government bond positions. Currency forwards were used to manage our currency exposure.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	0.89%	6.48%	8.10%	6.65%
Class C2	0.72	6.04	7.59	6.14
Class Y3	1.01	6.79	8.39	6.96
Class P4	1.00	6.79	8.37	6.93
After deducting maximum sales charge or PACE Select program fee
Class A1	(3.64)	1.70	7.11	6.17
Class C2	(0.01)	5.29	7.59	6.14
Class P4	0.00	4.66	6.22	4.81
Barclays US Government/Credit Index[5]	(0.34)	2.88	5.49	5.16
Lipper Intermediate Investment Grade Debt Funds median	1.06	4.82	5.60	4.92

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 3.61%; 5-year period, 7.93%; 10-year period, 6.29%; Class C—1-year period, 7.32%; 5-year period, 8.39%; 10-year period, 6.26%; Class Y—1-year period, 8.84%; 5-year period, 9.23%; 10-year period, 7.09%; Class P—1-year period, 6.67%; 5-year period, 7.04%; 10-year period, 4.93%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.04% and 1.04%; Class C—1.52% and 1.52%; Class Y—0.89% and 0.81%; and Class P—0.82% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Weighted average duration	6.0 yrs.
Weighted average maturity	7.4 yrs.
Average coupon	3.71%
Net assets (mm)	$917.1
Number of holdings	334
Portfolio composition[1]	01/31/13
Bonds, notes and loan assignments	104.0%
Preferred stock	0.9
Investments sold short	(1.1)
Swaptions, swaps, futures and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	(3.5)
Total	100.0%
Quality diversification[1]	01/31/13
US government and agency securities	58.3%
AAA	2.4
AA	6.8
A	12.4
BBB	7.1
BB	3.8
B	1.0
Below B/non-rated	12.2
Preferred stock	0.9
Investments sold short	(1.1)
Swaptions, swaps, futures and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	(3.5)
Total	100.0%
Asset allocation[1]	01/31/13
US government obligations	41.0%
Collateralized mortgage obligations	22.5
Corporate notes	21.2
Non-US government obligations	6.5
Asset-backed securities	6.1
US government agency mortgage pass-through certificates	3.4
Municipal bonds and notes	2.5
Preferred stock	0.9
Loan assignments	0.8
Investments sold short	(1.1)
Swaptions, swaps and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	(3.5)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
US government obligations—40.97%
US Treasury Bonds 8.000%, due 11/15/21	23,500,000	$35,642,897
US Treasury Inflation Index Bonds (TIPS) 1.750%, due 01/15/28	24,399,798	31,079,243
2.000%, due 01/15/26	2,668,253	3,454,763
2.375%, due 01/15/25	1,465,848	1,957,823
2.375%, due 01/15/27	3,653,696	4,961,032
2.500%, due 01/15/29	2,037,674	2,861,341
US Treasury Notes 1.000%, due 08/31/19	20,600,000	20,234,680
1.625%, due 08/15/22	25,800,000	25,100,588
1.625%, due 11/15/22	53,700,000	51,988,312
2.000%, due 11/15/21[2]	71,300,000	72,586,751
2.000%, due 02/15/22	61,700,000	62,572,500
3.125%, due 05/15/21	56,800,000	63,300,930
Total US government obligations (cost—$368,186,209)		375,740,860
Government national mortgage association certificates—0.01%
GNMA II ARM 1.625%, due 11/20/23	5,532	5,726
1.625%, due 01/20/26	13,518	14,009
1.750%, due 07/20/25	7,339	7,654
1.750%, due 05/20/26	22,429	23,535
Total government national mortgage association certificates (cost—$49,290)		50,924
Federal home loan mortgage corporation certificates*—0.17%
FHLMC 7.645%, due 05/01/25	1,234,692	1,472,178
FHLMC ARM 5.656%, due 03/01/36	116,771	126,501
Total federal home loan mortgage corporation certificates (cost—$1,354,313)		1,598,679
Federal housing administration certificates—0.00%
FHA GMAC 7.430%, due 06/01/21	17,919	17,919
FHA Reilly 7.430%, due 10/01/20	4,236	4,236
Total federal housing administration certificates (cost—$23,494)		22,155
Federal national mortgage association certificates*—3.20%
FNMA 3.500%, due 11/01/21	4,121,824	4,444,311
3.500%, due 12/01/25[2]	1,264,351	1,337,842
4.000%, due 02/01/41[2]	7,865,506	8,358,175
4.000%, due 01/01/42[2]	438,567	466,719
4.500%, due 04/01/29[2]	925,131	994,755
4.500%, due 08/01/35	115,345	123,953
4.500%, due 08/01/41	452,641	488,121
5.399%, due 11/01/34	9,414,667	10,779,131
	Face amount[1]	Value
Federal national mortgage association certificates*—(concluded)
FNMA ARM 1.566%, due 08/01/40	99,821	$102,039
2.127%, due 05/01/30	89,512	94,764
2.339%, due 04/01/27	24,169	25,872
2.375%, due 05/01/27	22,443	23,925
2.479%, due 10/01/35	143,725	153,247
3.063%, due 09/01/35	132,154	140,920
4.683%, due 01/01/36	134,552	143,568
5.304%, due 11/01/35	209,153	225,359
5.354%, due 01/01/36	214,657	231,175
5.431%, due 03/01/36	140,991	150,712
5.496%, due 03/01/36	130,689	141,263
5.547%, due 12/01/35	172,264	186,378
5.652%, due 02/01/36	236,109	255,639
5.719%, due 03/01/36	193,584	209,704
5.794%, due 06/01/36	47,791	51,838
5.834%, due 03/01/36	164,757	178,525
FNMA ARM COFI 3.250%, due 11/01/26[3]	69,063	63,539
Total federal national mortgage association certificates (cost—$27,408,830)		29,371,474
Collateralized mortgage obligations—22.52%
ARM Trust, Series 2005-5, Class 2A1 3.108%, due 09/25/35	346,873	328,534
Banc of America Funding Corp., Series 2005-D, Class A1 2.619%, due 05/25/35[4]	2,612,019	2,659,420
Series 2007-3, Class 2A1 5.500%, due 09/25/34	597,181	595,021
Banc of America Large Loan, Series 2010-HLTN, Class HLTN 2.506%, due 11/15/15[4,5]	9,211,661	9,221,342
Series 2010-UB5, Class A4A 5.634%, due 02/17/51[4,5]	2,500,000	2,893,900
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[6]	1,000,000	1,011,145
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.627%, due 07/20/32[4]	5,754	5,824
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.541%, due 10/25/33[4]	37,122	33,351
Series 2004-9, Class 2A1 2.979%, due 09/25/34[4]	875,566	766,227
Series 2005-7, Class 22A1 2.966%, due 09/25/35[4]	1,393,841	1,162,231

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2006-1, Class 21A2 2.691%, due 02/25/36[4]	1,339,340	$815,720
Bear Stearns ARM Trust, Series 2003-1, Class 5A1 4.110%, due 04/25/33	20,180	20,178
Series 2003-1, Class 6A1 2.514%, due 04/25/33	74,273	74,754
Series 2003-5, Class 2A1 2.742%, due 08/25/33	510,943	511,233
Series 2004-3, Class 1A2 3.129%, due 07/25/34	354,528	351,278
Series 2004-6, Class 2A1 3.133%, due 09/25/34	1,889,006	1,768,869
Series 2004-7, Class 1A1 3.115%, due 10/25/34	466,276	416,965
Series 2004-9, Class 22A1 3.464%, due 11/25/34	49,930	50,088
Series 2005-2, Class A1 2.570%, due 03/25/35	1,530,861	1,543,763
Series 2005-5, Class A2 2.320%, due 08/25/35	2,793,649	2,840,764
Series 2005-9, Class A1 2.470%, due 10/25/35	1,883,777	1,853,591
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	3,227,000	3,208,871
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	1,801,875	1,846,345
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A 5.333%, due 08/25/35[4]	2,920,731	2,913,906
Series 2005-6, Class A2 2.340%, due 09/25/35[4]	185,441	182,166
Series 2005-6, Class A3 1.990%, due 09/25/35[4]	34,142	33,926
Series 2005-11, Class A1A 2.600%, due 05/25/35[4]	811,926	812,206
Series 2006-AR1, Class 1A1 2.530%, due 10/25/35[4]	4,501,675	4,267,048
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	218,524	231,580
Series 2005-62, Class 2A1 1.165%, due 12/25/35[4]	571,406	416,540
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	1,230,379	1,016,015
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 6.500%, due 01/25/34[4,5]	1,172,756	1,233,761
Series 2004-12, Class 11A1 3.026%, due 08/25/34[4]	626,992	556,557
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-12, Class 11A2 3.026%, due 08/25/34[4]	403,066	$369,485
Series 2004-12, Class 12A1 2.869%, due 08/25/34[4]	136,096	124,855
Series 2005-HYB9, Class 5A1 2.611%, due 02/20/36[4]	421,762	338,208
DLJ Commercial Mortgage Corp., Series 1999-CG2, Class B4 6.100%, due 06/10/32[5]	1,120,632	1,135,395
FHLMC REMIC,* Series 1278, Class K 7.000%, due 05/15/22	71,177	79,322
Series 1367, Class KA 6.500%, due 09/15/22	1,406	1,560
Series 1502, Class PX 7.000%, due 04/15/23	389,505	446,287
Series 1503, Class PZ 7.000%, due 05/15/23	130,512	149,094
Series 1534, Class Z 5.000%, due 06/15/23	135,600	135,818
Series 1548, Class Z 7.000%, due 07/15/23	100,469	116,397
Series 1562, Class Z 7.000%, due 07/15/23	164,593	188,176
Series 1694, Class Z 6.500%, due 03/15/24	70,727	74,042
Series 2061, Class Z 6.500%, due 06/15/28	268,470	276,452
Series 2400, Class FQ 0.706%, due 01/15/32[4]	157,901	159,038
Series 2579, Class DZ 5.000%, due 03/15/34	7,769,354	8,593,061
Series 2764, Class LZ 4.500%, due 03/15/34	2,973,988	3,284,490
Series 2764, Class ZG 5.500%, due 03/15/34	5,683,040	6,345,205
Series 2835, Class JZ 5.000%, due 08/15/34	1,545,755	1,675,399
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	6,923,831
Series 2983, Class TZ 6.000%, due 05/15/35	6,803,715	7,686,259
Series 3149, Class CZ 6.000%, due 05/15/36	9,475,145	10,722,330
Series G23, Class KZ 6.500%, due 11/25/23	115,055	131,894
Series T-054, Class 2A 6.500%, due 02/25/43	850,464	1,006,315
Series T-058, Class 2A 6.500%, due 09/25/43	3,177,177	3,678,659
Series T-075, Class A1 0.244%, due 12/25/36[4]	1,653,149	1,642,627

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.613%, due 08/25/35[4]	100,792	$99,881
FNMA REMIC,* Series 1991-065, Class Z 6.500%, due 06/25/21	5,692	6,185
Series 1992-040, Class ZC 7.000%, due 07/25/22	16,680	18,685
Series 1992-129, Class L 6.000%, due 07/25/22	7,851	8,742
Series 1993-037, Class PX 7.000%, due 03/25/23	21,548	24,482
Series 1993-060, Class Z 7.000%, due 05/25/23	122,405	140,035
Series 1993-065, Class ZZ 7.000%, due 06/25/13	7,892	7,952
Series 1993-070, Class Z 6.900%, due 05/25/23	18,569	21,102
Series 1993-096, Class PZ 7.000%, due 06/25/23	104,344	119,361
Series 1993-160, Class ZB 6.500%, due 09/25/23	38,038	42,735
Series 1993-163, Class ZB 7.000%, due 09/25/23	10,056	11,507
Series 1994-023, Class PX 6.000%, due 08/25/23	71,236	72,756
Series 1998-066, Class FG 0.504%, due 12/25/28[4]	77,546	77,617
Series 1999-W4, Class A9 6.250%, due 02/25/29	585,390	665,987
Series 2000-034, Class F 0.654%, due 10/25/30[4]	10,725	10,740
Series 2002-080, Class A1 6.500%, due 11/25/42	1,570,175	1,760,890
Series 2003-064, Class AH 6.000%, due 07/25/33	6,915,168	7,781,050
Series 2003-W8, Class 2A 7.000%, due 10/25/42	81,281	94,401
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	1,253,825	1,464,564
Series 2004-W8, Class 2A 6.500%, due 06/25/44	1,778,624	2,057,487
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,682,238	1,867,922
Series 2005-116, Class TZ 5.500%, due 01/25/36	8,112,786	9,162,435
Series 2005-120, Class ZU 5.500%, due 01/25/36	8,850,312	9,878,302
Series 2006-065, Class GD 6.000%, due 07/25/26	2,800,000	3,198,770
GNMA REMIC, Trust Series 2000-009, Class FG 0.806%, due 02/16/30[4]	103,049	104,538
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Trust Series 2002-031, Class FW 0.606%, due 06/16/31[4]	105,967	$107,017
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	14,505,162	16,579,328
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	7,377,722	8,859,397
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 1.103%, due 03/06/20[4,5]	1,248,362	1,249,896
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.660%, due 09/25/35[4]	1,570,530	1,613,801
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 0.555%, due 01/19/35[4,7]	111,810	82,319
Series 2005-4, Class 3A1 3.059%, due 07/19/35[4]	599,760	507,530
Housing Security, Inc., Series 1992-8, Class B 2.815%, due 06/25/24[4]	211,128	210,030
JP Morgan Mortgage Trust, Series 2005-A8, Class 1A1 5.231%, due 11/25/35[4]	3,850,868	3,770,335
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.536%, due 01/20/17[3,4]	162,159	162,073
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.414%, due 04/25/46[4]	1,741,289	885,296
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.654%, due 12/25/36[4]	1,532,486	526,860
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	2,258,032
Sequoia Mortgage Trust, Series 2005-4, Class 2A1 2.649%, due 04/20/35[4]	2,309,433	2,311,902
Series 2007-3, Class 1A1 0.405%, due 07/20/36[4]	544,933	513,846
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	174,970	193,172
Series 2000-20K, Class 1 7.220%, due 11/01/20	253,474	284,731
Series 2002-20K, Class 1 5.080%, due 11/01/22	1,530,391	1,691,199
Series 2003-20I, Class 1 5.130%, due 09/01/23	338,908	374,618
Series 2003-20L, Class 1 4.890%, due 12/01/23	924,838	1,024,082

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2004-P10A, Class 1 4.504%, due 02/10/14	547,887	$561,198
Series 2005-20H, Class 1 5.110%, due 08/01/25	1,304,732	1,456,135
Series 2007-20D, Class 1 5.320%, due 04/01/27	3,882,054	4,438,212
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.646%, due 07/25/34	1,180,681	1,164,630
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.865%, due 09/19/32[4]	333,718	329,406
Series 2006-AR3, Class 11A1 0.414%, due 04/25/36[4]	3,930,654	2,677,624
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	1,446,845	1,427,750
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.571%, due 06/25/42[4]	49,851	47,933
Series 2005-AR1, Class A1A 0.524%, due 01/25/45[4]	134,055	127,331
Series 2005-AR13, Class A1A1 0.494%, due 10/25/45[4]	1,563,566	1,468,249
Series 2005-AR2, Class 2A1A 0.514%, due 01/25/45[4]	155,538	151,773
Series 2006-AR2, Class 2A1 4.743%, due 03/25/36[4]	1,525,247	1,500,478
Series 2006-AR7, Class 3A 2.500%, due 07/25/46[4]	2,367,278	2,217,604
Series 2006-AR9, Class 1A 1.172%, due 08/25/46[4]	1,668,237	1,367,464
Series 2006-AR9, Class 2A 2.500%, due 08/25/46[4]	1,275,061	1,187,105
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.680%, due 12/25/33[4]	451,935	466,430
Series 2004-CC, Class A1 2.621%, due 01/25/35[4]	259,452	259,051
Series 2006-AR2, Class 2A1 2.625%, due 03/25/36[4]	1,992,842	1,990,807
Series 2006-AR8, Class 1A1 2.679%, due 04/25/36[4]	831,334	836,009
Total collateralized mortgage obligations (cost—$189,836,319)		206,506,097
	Face amount[1]	Value
Asset-backed securities—6.08%
Black Diamond CLO 2005-1 Delaware Corp. Series 2005-1A, Class A1A 0.559%, due 06/20/17[4,5]	25,032	$24,976
BlueMountain CLO Ltd. Series 2005-1A, Class A1F 0.548%, due 11/15/17[4,5]	720,470	714,489
Credit Suisse Mortgage Capital Certificate 2010-UD1 5.765%, due 12/18/49[4,5]	1,200,000	1,392,300
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[7]	687,530	490,487
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.026%, due 09/15/29[4,7]	60,720	50,518
Duane Street CLO III Ltd. Series 2006-3A, Class A1 0.555%, due 01/11/21[4,6]	7,666,150	7,567,755
EFS Volunteer LLC, Series 2010-1, Class A1 1.151%, due 10/26/26[4,5]	581,917	580,690
Euro-Galaxy CLO BV, Series 2006-1X, Class A2 0.449%, due 10/23/21[4,6,8]	5,542,903	7,266,596
First Frankin Mortgage Loan Trust 2005-FFH3, Series 2005-FFH3, Class M2 0.734%, due 09/25/35[4]	1,000,000	888,737
Franklin CLO Ltd. Series 5A, Class A2 0.568%, due 06/15/18[4,5]	7,577,045	7,418,836
Galaxy CLO Ltd. Series 2005-5A, Class A1 0.562%, due 10/20/17[4,5]	1,036,284	1,030,084
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A 0.998%, due 10/18/21[4,5]	2,500,000	2,477,893
Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-1 Ltd. Series 2006-1A, Class A 0.495%, due 10/12/18[4,5]	3,293,822	3,269,616
Home Equity Asset Trust 2005-2, Series 2005-2, Class M5 0.934%, due 07/25/35[4]	1,000,000	832,177
Kingsland I Ltd. Series 2005-1A, Class A1A 0.560%, due 06/13/19[4,6]	3,283,688	3,265,694
Landmark V CDO Ltd. Series 2005-1A, Class A1L 0.611%, due 06/01/17[4,5]	1,136,132	1,130,541

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(concluded)
LightPoint Pan-European CLO 2006-1 PLC, Series 2006-1X, Class A 0.476%, due 01/31/22[4,6,8]	1,109,503	$1,468,945
Madison Park Funding I Ltd. Series 2005-1A, Class AT 0.580%, due 05/10/19[4,5]	1,847,321	1,835,797
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30	202,973	212,105
Morgan Stanley ABS Capital I, Inc. Trust 2005-HE1, Series 2005-HE1, Class M2 0.909%, due 12/25/34[4]	2,414,221	2,376,614
New Century Home Equity Loan Trust, Series 2005-D, Series 2005-D, Class A2D 0.534%, due 02/25/36[4]	2,000,000	1,719,512
Saxon Asset Securities Trust 2004-1, Series 2004-1, Class M1 0.999%, due 03/25/35[4]	1,472,743	1,315,175
SLC Student Loan Trust, Series 2008-2, Class A2 0.758%, due 06/15/17[4]	3,111,945	3,112,735
SLM Student Loan Trust, Series 2008-9, Class A 1.801%, due 04/25/23[4]	4,851,098	5,059,777
Structured Asset Securities Corp. 2005-WF1, Series 2005-WF1, Class M1 0.644%, due 02/25/35[4]	282,309	252,541
Total asset-backed securities (cost—$55,141,341)		55,754,590
Corporate notes—21.25%
Airlines—0.66%
American Airlines Pass Through Trust 2009-1A 10.375%, due 07/02/19	2,452,263	2,544,223
Continental Airlines Pass Through Trust 2009-2, Series A 7.250%, due 11/10/19	175,316	203,367
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19[7]	3,160,880	3,337,889
		6,085,479
Banking-non-US—4.67%
Banco Bradesco SA 2.410%, due 05/16/14[4,5]	4,100,000	4,130,750
Banco do Brasil SA 3.875%, due 10/10/22	2,200,000	2,204,134
Banco Mercantil del Norte SA 4.375%, due 07/19/15[5]	1,800,000	1,881,000
	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Banco Santander Brasil SA 2.408%, due 03/18/14[4,5]		4,200,000	$4,165,644
4.250%, due 01/14/16[5,9]		3,500,000	3,649,704
DNB Bank ASA 3.200%, due 04/03/17[5]		4,900,000	5,195,622
Eksportfinans ASA 0.505%, due 04/05/13[4]		200,000	199,540
0.505%, due 10/07/13[4]		100,000	98,509
0.890%, due 06/16/15	JPY	100,000,000	990,596
1.600%, due 03/20/14	JPY	2,000,000	21,015
2.000%, due 09/15/15		1,100,000	1,053,250
2.375%, due 05/25/16		900,000	859,301
2.875%, due 11/16/16	CHF	100,000	109,381
3.000%, due 11/17/14		100,000	99,482
4.750%, due 06/11/13	EUR	100,000	136,459
5.160%, due 02/12/13	AUD	100,000	104,176
5.500%, due 05/25/16[9]		500,000	521,968
5.500%, due 06/26/17		300,000	313,911
Export-Import Bank of Korea 1.250%, due 11/20/15		600,000	599,833
4.375%, due 09/15/21		1,300,000	1,420,792
5.000%, due 04/11/22		4,200,000	4,802,645
5.125%, due 06/29/20		400,000	456,840
5.875%, due 01/14/15		2,600,000	2,829,060
ICICI Bank Ltd. 5.000%, due 01/15/16[8]		2,500,000	2,650,007
5.500%, due 03/25/15[5]		3,000,000	3,188,793
LBG Capital No.1 PLC 8.500%, due 12/17/21[3,4,6,10]		400,000	425,647
Royal Bank of Scotland PLC MTN 9.500%, due 03/16/22[4,8]		600,000	709,568
			42,817,627
Banking-US—2.43%
Bank of America Corp. 5.650%, due 05/01/18		1,100,000	1,270,159
5.750%, due 12/01/17		1,000,000	1,154,510
6.000%, due 09/01/17		1,000,000	1,159,125
7.625%, due 06/01/19		3,800,000	4,832,156
Bank of America Corp. MTN 1.722%, due 01/30/14[4]		2,900,000	2,927,611
JPMorgan Chase Bank N.A. 0.640%, due 06/13/16[4]		400,000	392,586
0.878%, due 05/31/17[4]	EUR	4,400,000	5,829,447
4.375%, due 11/30/21[4,8]	EUR	500,000	712,845
6.000%, due 10/01/17		3,400,000	4,006,237
			22,284,676
Beverages—0.51%
Pernod-Ricard SA 5.750%, due 04/07/21[5]		4,000,000	4,682,704

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—2.98%
American Express Co. 6.800%, due 09/01/66[4]	3,800,000	$4,037,500
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust 5.125%, due 11/30/24[5]	600,000	645,000
Goldman Sachs Group, Inc. 0.702%, due 07/22/15[4]	300,000	295,915
0.760%, due 03/22/16[4]	1,200,000	1,178,239
0.805%, due 01/12/15[4,9]	1,100,000	1,091,730
3.700%, due 08/01/15	1,700,000	1,793,169
5.150%, due 01/15/14	4,500,000	4,687,686
5.950%, due 01/18/18	3,200,000	3,717,395
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/49[11]	1,900,000	465,500
1.000%, due 01/24/13[11]	900,000	220,500
1.000%, due 12/30/16[11]	4,500,000	1,119,375
Merrill Lynch & Co. MTN 6.875%, due 04/25/18	6,700,000	8,070,994
		27,323,003
Diversified operations—0.34%
Sinochem Overseas Capital Co. Ltd. 4.500%, due 11/12/20[5]	800,000	849,219
6.300%, due 11/12/40[5]	2,000,000	2,291,409
		3,140,628
Electric-generation—0.74%
Korea Hydro & Nuclear Power Co. Ltd. 6.250%, due 06/17/14[5]	6,278,000	6,700,509
6.250%, due 06/17/14[8]	100,000	106,730
		6,807,239
Electric-integrated—0.95%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[5]	200,000	230,037
Puget Energy, Inc. 6.500%, due 12/15/20	7,600,000	8,474,076
		8,704,113
Finance-noncaptive diversified—1.28%
Ford Motor Credit Co. LLC 2.750%, due 05/15/15	1,025,000	1,046,663
4.250%, due 02/03/17	4,100,000	4,370,822
8.000%, due 06/01/14	1,100,000	1,193,072
8.000%, due 12/15/16	600,000	718,901
8.700%, due 10/01/14	4,000,000	4,450,420
		11,779,878
	Face amount[1]		Value
Corporate notes—(continued)
Financial services—3.03%
Ally Financial, Inc. 3.510%, due 02/11/14[4]		1,100,000	$1,116,632
3.709%, due 06/20/14[4]		2,900,000	2,972,848
Citigroup, Inc. 2.010%, due 05/15/18[4]		900,000	921,905
4.587%, due 12/15/15		400,000	434,801
5.500%, due 10/15/14		250,000	267,798
8.500%, due 05/22/19		4,000,000	5,334,432
HSBC Finance Corp. 6.676%, due 01/15/21		1,400,000	1,665,908
JPMorgan Chase & Co. 4.250%, due 10/15/20		3,500,000	3,832,486
4.400%, due 07/22/20		600,000	662,338
6.300%, due 04/23/19		400,000	487,974
Morgan Stanley 1.902%, due 01/24/14[4]		1,000,000	1,007,802
7.300%, due 05/13/19		4,070,000	4,982,185
Morgan Stanley MTN 6.000%, due 04/28/15		3,100,000	3,375,475
SLM Corp. 5.000%, due 10/01/13		700,000	716,877
			27,779,461
Insurance—2.14%
American International Group, Inc. 6.765%, due 11/15/17	GBP	773,000	1,447,243
8.175%, due 05/15/58[4]		6,400,000	8,320,000
8.250%, due 08/15/18		4,100,000	5,321,853
8.625%, due 05/22/38[4,8]	GBP	750,000	1,457,137
Progressive Corp. 6.700%, due 06/15/37[4]		2,800,000	3,038,000
			19,584,233
Oil & gas—0.47%
Southwestern Energy Co. 7.500%, due 02/01/18		3,506,000	4,315,637
Oil refining—0.04%
Valero Energy Corp. 6.625%, due 06/15/37		300,000	354,740
Oil services—0.20%
BP Capital Markets PLC 3.625%, due 05/08/14		200,000	207,983
El Paso Corp. 7.000%, due 06/15/17		1,241,000	1,422,653
TNK-BP Finance SA 7.875%, due 03/13/18[8]		200,000	239,000
			1,869,636
Retail—0.19%
Macy's Retail Holdings, Inc. 7.875%, due 07/15/15[7]		1,457,000	1,694,806

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]		Value
Corporate notes—(concluded)
Special purpose entity—0.23%
IPIC GMTN Ltd. 3.125%, due 11/15/15[5]		2,000,000	$2,065,000
Steel producers/products—0.16%
CSN Resources SA 6.500%, due 07/21/20[5]		1,000,000	1,100,000
GTL Trade Finance, Inc. 7.250%, due 10/20/17[5]		300,000	349,500
			1,449,500
Tobacco—0.23%
Reynolds American, Inc. 7.250%, due 06/15/37		1,600,000	2,102,571
Total corporate notes (cost—$180,475,859)			194,840,931
Loan assignments—0.78%
Cable—0.17%
Charter Communications Operating, LLC Extended Term Loan 3.250%, due 09/06/16		1,524,056	1,536,538
Diversified financial services—0.33%
First Data Corp. Term Loan B2 2.750%, due 09/24/14		27,811	27,823
Springleaf Financial Funding Co. Term Loan 4.250%, due 05/10/17		3,000,000	3,006,750
			3,034,573
Health care—0.28%
Biomet, Inc. Term Loan B1 3.000%, due 03/25/15		470,340	471,958
Davita, Inc. Term Loan B2 3.000%, due 11/01/19		2,100,000	2,121,000
			2,592,958
Total loan assignments (cost—$7,063,464)			7,164,069
Non-US government obligations—6.51%
Brazil Notas do Tesouro Nacional, 10.000%, due 01/01/21	BRL	580,000	300,043
10.000%, due 01/01/23	BRL	581,000	295,682
Emirate of Abu Dhabi 6.750%, due 04/08/19[6,9]		2,300,000	2,932,500
Mexican Bonos, Series M 10.000%, due 12/05/24	MXN	12,500,000	1,405,746
Mexico Government International Bond 6.050%, due 01/11/40		1,600,000	2,012,000
Notas do Tesouro Nacional, 10.000%, due 01/01/14	BRL	3,880,000	1,992,020
10.000%, due 01/01/17	BRL	30,975,000	16,156,372
Republic of Korea 7.125%, due 04/16/19		400,000	515,136
	Face amount[1]		Value
Non-US government obligations—(concluded)
State of Qatar 4.000%, due 01/20/15[6]		4,300,000	$4,508,550
5.250%, due 01/20/20[5]		2,100,000	2,467,500
6.400%, due 01/20/40[5]		200,000	270,000
United Kingdom Gilt 1.750%, due 09/07/22	GBP	4,400,000	6,770,095
4.000%, due 03/07/22	GBP	10,800,000	20,056,113
Total non-US government obligations (cost—$58,967,149)			59,681,757
Municipal bonds and notes—2.53%
Education—1.03%
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19		300,000	350,016
Los Angeles Unified School District Refunding, 4.500%, due 07/01/25		3,200,000	3,523,328
4.500%, due 01/01/28		3,800,000	4,150,550
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25		100,000	115,277
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 0.010%, due 01/01/21[12]		1,600,000	1,298,992
			9,438,163
General obligation—0.36%
California State (Build America Bonds) 7.500%, due 04/01/34		1,400,000	1,969,324
Cook County Build America Bonds (Recovery Zone Economic Development) 6.360%, due 11/15/33		1,200,000	1,373,832
			3,343,156
Tobacco—0.19%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47		500,000	449,690
Tobacco Settlement Funding Corp., Louisiana, Series 2001-B 5.875%, due 05/15/39		1,075,000	1,096,489
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42		200,000	205,998
			1,752,177

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Transportation—0.72%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,500,000	$2,020,620
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,662,743
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	898,884
		6,582,247
Utilities—0.23%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	114,821
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,962,769
		2,077,590
Total municipal bonds and notes (cost—$19,118,251)		23,193,333
	Number of shares
Preferred stock[13]—0.90%
Commercial banks—0.90%
Wells Fargo & Co. (cost—$3,810,820)	6,400	8,261,760
	Face amount[1]
Certificates of deposit—1.79%
Banking-non-US—1.79%
Banco Do Brasil SA 0.100%, due 03/26/13	7,200,000	7,177,189
1.000%, due 11/01/13	100,000	98,990
Itau Unibanco SA New York 0.010%, due 10/31/13	600,000	593,300
1.000%, due 03/26/13	8,600,000	8,569,853
Total certificates of deposit (cost—$16,439,332)		16,439,332
Commercial paper—0.60%
Banking-US—0.60%
Daimler Finance North America LLC 1.070%, due 10/15/13[6] (cost—$5,458,151)	5,500,000	5,458,151
	Face amount[1]		Value
Short-term US government obligations[14]—0.11%
US Treasury Bills 1.367%, due 07/25/13[2]		222,000	$221,887
0.598%, due 08/22/13[2]		152,000	151,911
0.133%, due 01/09/14[2]		607,000	606,222
Total short-term US government obligations (cost—$979,926)			980,020
Repurchase agreements—0.40%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $943,629, US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$965,951); proceeds: $947,000		947,000	947,000
Repurchase agreement dated 01/31/13 with Citigroup Global Markets, Inc., 0.180% due 02/01/13, collateralized by $2,760,000 Federal Home Loan Mortgage Corp. obligations, 1.020% due 10/16/17; (value—$2,755,156); proceeds: $2,700,014		2,700,000	2,700,000
Total repurchase agreements (cost—$3,647,000)			3,647,000
	Notional amount
Swaptions purchased—0.00%
Call options & swaptions purchased—0.00%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500%, expires 03/18/13 (Counterparty: Morgan Stanley Capital Services LLC; receive floating rate); underlying swap terminates 03/20/43[6]	USD	100,000	51
Put swaptions purchased—0.00%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.100%, expires 03/18/13 (Counterparty: Morgan Stanley Capital Services LLC; receive floating rate); underlying swap terminates 03/20/43[6]	USD	100,000	1,506
Total swaptions purchased (cost—$2,160)			1,557

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned—0.40%
Money market fund—0.40%
UBS Private Money Market Fund LLC[15] (cost—$3,700,100)	3,700,100	$3,700,100
Total investments before investments sold short (cost—$941,662,008)—108.22%		992,412,789
	Face amount[1]	Value
Investments sold short—(1.10)%
FNMA TBA* 3.500%, due 02/01/28	(1,000,000)	$(1,057,344)
4.000%, due 02/01/43	(8,000,000)	(8,502,500)
4.500%, due 02/01/43	(500,000)	(536,562)
Total investments sold short (proceeds—$10,138,555)—(1.10)%		(10,096,406)
Liabilities in excess of other assets—(7.12)%		(65,248,948)
Net assets—100.00%		$917,067,435

For a listing of defined portfolio acronyms, counterparty acronyms, and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes before investments sold short, was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$59,521,040
Gross unrealized depreciation	(8,770,259)
Net unrealized appreciation	$50,750,781

Written swaptions6

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,100	3 Month USD LIBOR Interest Rate Swap, strike @ 0.800%; terminating 03/20/18	JPMCB	Pay	03/18/13	$1,210	$(173)	$1,037
USD	200	3 Month USD LIBOR Interest Rate Swap, strike @ 0.800%; terminating 03/20/18	CSI	Pay	03/18/13	160	(31)	129
USD	1,100	3 Month USD LIBOR Interest Rate Swap, strike @ 1.200%; terminating 03/20/18	JPMCB	Pay	03/18/13	1,925	(2,222)	(297)
USD	200	3 Month USD LIBOR Interest Rate Swap, strike @ 1.200%; terminating 03/20/18	CSI	Pay	03/18/13	380	(404)	(24)
						$3,675	$(2,830)	$845

Written swaption activity for the six months ended January 31, 2013 was as follows:

Premiums received
Swaptions outstanding at July 31, 2012	$1,757,915
Swaptions written	102,940
Swaptions terminated in closing purchase transactions	(1,857,180)
Swaptions outstanding at January 31, 2013	$3,675

Futures contracts

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation
US Treasury futures sell contracts:
445	USD	US Treasury Note 5 Year Futures	March 2013	$55,217,494	$55,061,797	$155,697
				$55,217,494	$55,061,797	$155,697

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	CNY	10,435,736	USD	1,662,801	02/01/13	$(15,294)
BB	EUR	22,575,000	USD	30,606,469	03/04/13	(50,853)
BB	JPY	98,509,000	USD	1,106,711	04/17/13	28,920
BB	USD	9,990,576	AUD	9,600,000	02/21/13	7,350
BB	USD	319,040	BRL	666,506	02/04/13	15,661
BB	USD	1,078,000	BRL	2,154,160	04/02/13	(3,519)
BB	USD	1,661,583	CNY	10,435,736	02/01/13	16,512
BB	USD	1,662,801	CNY	10,435,736	08/05/13	2,141
BB	USD	29,806,090	EUR	21,989,000	02/04/13	50,595
BOA	CNY	66,768,498	USD	10,371,000	08/05/13	(281,400)
CITI	AUD	158,000	USD	164,589	02/21/13	39
CITI	EUR	13,612,000	USD	17,821,103	02/04/13	(661,283)
CSI	BRL	1,328,628	USD	646,000	04/02/13	(16,711)
DB	CNY	9,352,500	USD	1,489,109	02/01/13	(14,798)
DB	GBP	15,497,000	USD	24,925,685	03/12/13	352,356
DB	USD	466,000	BRL	932,559	04/02/13	(845)
DB	USD	1,450,000	CNY	9,352,500	02/01/13	53,908
DB	USD	10,400,000	CNY	62,712,000	01/28/15	(602,275)
DB	USD	1,100,000	CNY	6,523,000	04/07/16	(97,430)
HSBC	BRL	43,237,909	USD	20,847,332	02/04/13	(865,531)
HSBC	USD	951,000	BRL	1,989,777	02/04/13	48,210
HSBC	USD	49,138	MXN	625,783	04/03/13	(204)
JPMCB	AUD	10,059,000	USD	10,508,637	02/21/13	32,685
JPMCB	CNY	1,083,236	USD	172,473	02/01/13	(1,714)
JPMCB	EUR	6,642,000	USD	8,836,817	02/04/13	(181,696)
JPMCB	MXN	16,078,668	USD	1,230,244	04/03/13	(27,047)
JPMCB	USD	50,000	BRL	104,645	02/04/13	2,550
JPMCB	USD	170,013	CNY	1,083,236	02/01/13	4,175
JPMCB	USD	11,775,000	CNY	74,529,863	11/25/13	56,768
JPMCB	USD	5,860,000	CNY	34,779,100	04/07/16	(514,531)
MSC	BRL	40,476,980	USD	19,644,252	04/02/13	(545,409)
MSC	USD	19,793,144	BRL	40,476,980	02/04/13	533,257
RBC	GBP	3,814,000	USD	6,120,726	03/12/13	72,932
WBC	EUR	1,149,000	USD	1,529,317	02/04/13	(30,797)
WBC	EUR	2,089,000	USD	2,816,580	03/04/13	(20,326)
WBC	JPY	805,875,000	USD	9,043,411	04/17/13	226,302
						$(2,427,302)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	AUD	200	06/15/22	6 Month AUD LIBOR	4.750%	$1,136	$13,299	$14,435
BB	BRL	11,000	01/02/17	Brazil CETIP Interbank Deposit Rate	8.180	19,722	(67,082)	(47,360)
BB	BRL	4,200	01/02/17	Brazil CETIP Interbank Deposit Rate	8.585	—	(5,553)	(5,553)
BOA	BRL	24,100	01/02/17	Brazil CETIP Interbank Deposit Rate	8.600	—	(27,146)	(27,146)
BOA	BRL	14,200	01/02/17	Brazil CETIP Interbank Deposit Rate	8.860	(131,833)	68,898	(62,935)
CITI	AUD	1,700	06/15/22	6 Month AUD LIBOR	4.750	10,040	113,042	123,082
DB	AUD	13,900	03/15/23	6 Month AUD LIBOR	4.000	73,193	(22,612)	50,581
GS	AUD	2,100	03/15/23	6 Month AUD LIBOR	4.000	7,911	(3,416)	4,495
GS	USD	27,500	07/10/16	Federal Funds Effective Rate	0.783	(5,879)	(3,035)	(8,914)
HSBC	BRL	10,200	01/02/17	Brazil CETIP Interbank Deposit Rate	8.645	(8,125)	(5,266)	(13,391)
JPMCB	BRL	1,300	01/02/17	Brazil CETIP Interbank Deposit Rate	8.210	2,642	(7,389)	(4,747)
MSC	BRL	17,500	01/02/17	Brazil CETIP Interbank Deposit Rate	8.220	33,692	(97,327)	(63,635)
						$2,499	$(43,587)	$(41,088)

Credit default swaps on corporate issues—buy protection17

					Rate type
Counterparty	Referenced obligations[18]	Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Upfront payments made	Value	Unrealized appreciation (depreciation)
BB	Macy's Retail Holdings, Inc. bond, 7.875%, due 07/15/15	USD	3,100	09/20/15	7.150%	$—	$(546,989)	$(546,989)
CITI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	2,200	12/20/16	1.000	(216,530)	41,536	(174,994)
CITI	Valero Energy Corp. bond, 8.750%, due 06/15/30	USD	300	12/20/13	3.400	—	(8,569)	(8,569)
CSI	Time Warner, Inc. bond, 9.125%, due 01/15/13	USD	1,400	03/20/13	1.450	—	(2,556)	(2,556)
DB	Bank of America Corp. bond, 5.750%, due 12/01/17	USD	3,200	12/20/17	1.020	—	8,877	8,877
GSI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	1,400	12/20/16	1.000	(141,292)	26,432	(114,860)
						$(357,822)	$(481,269)	$(839,091)

Credit default swaps on credit indices—buy protection17

					Rate type
Counterparty	Referenced obligations[18]	Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Upfront payments made	Value	Unrealized depreciation
BOA	iTraxx Europe Crossover Series 17	EUR	1,900	06/20/17	5.000%	$(138,336)	$(118,592)	$(256,928)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Credit default swaps on corporate and sovereign issues—sell protection19

					Rate type
Counterparty	Referenced obligations[18]	Notional amount (000)		Termination date	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[20]
BB	BP Capital Markets America bond, 4.200%, due 6/15/18	EUR	500	06/20/15	1.000%	$75,251	$11,412	$86,663	0.30%
BB	Federal Republic of Brazil bond, 12.250%, due 03/06/30	USD	5,500	06/20/16	1.000	15,937	30,008	45,945	0.84
BB	Italy Republic bond, 1.000%, due 6/20/17	EUR	1,400	06/20/17	1.000	231,138	(82,916)	148,222	2.06
BB	MetLife, Inc. bond, 5.000%, due 06/15/15	USD	3,900	03/20/13	2.030	—	9,551	9,551	0.19
BOA	Italy Republic bond, 1.000%, due 06/20/17	EUR	1,000	06/20/17	1.000	167,000	(59,226)	107,774	2.06
BOA	Lloyds TSB Bank PLC, 3.375%, due 04/15/20	EUR	3,600	09/20/17	3.000	(26,627)	355,906	329,279	1.36
CITI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	200	06/20/15	5.000	(3,642)	22,524	18,882	0.30
CITI	El Paso Corp. bond, 6.875%, due 06/15/14	USD	1,800	03/20/14	5.000	88,920	92,412	181,332	0.49
CSI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	1,200	06/20/15	5.000	(18,409)	135,143	116,734	0.30
CSI	Citigroup Inc. bond, 1.000%, due 09/20/17	USD	8,100	09/20/14	1.000	77,898	85,269	163,167	0.36
DB	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	700	06/20/15	5.000	(24,474)	78,833	54,359	0.30
DB	Lloyds TSB Bank PLC bond, 3.375%, due 04/15/20	EUR	2,900	09/20/17	3.000	(27,214)	286,702	259,488	1.36
DB	MetLife, Inc. bond, 5.000%, due 06/15/15	USD	3,000	03/20/13	2.073	—	7,518	7,518	0.19
GSI	Dell Inc. bond, 7.100%, due 04/15/28	USD	1,800	12/20/17	1.000	131,475	(223,853)	(92,378)	3.81
MSCI	China International Government bond, 4.750%, due 10/29/13	USD	4,100	09/20/16	1.000	17,808	80,048	97,856	0.46
						$705,061	$829,331	$1,534,392

Centrally cleared interest rate swap agreements

			Rate type
Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Payments received by the Portfolio[16]	Value	Unrealized appreciation (depreciation)
AUD	8,600	03/15/23	6 Month AUD LIBOR	3.750%	$(178,193)	$(153,204)
USD	108,400	03/21/23	3 Month USD LIBOR	3.000	(1,151,089)	(766,269)
USD	30,700	06/19/23	3 Month USD LIBOR	2.000	532,615	30,261
USD	2,700	06/19/43	3 Month USD LIBOR	2.750	170,466	8,397
					$(626,201)	$(880,815)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$375,740,860	$—	$375,740,860
Government national mortgage association certificates	—	50,924	—	50,924
Federal home loan mortgage corporation certificates	—	126,501	1,472,178	1,598,679
Federal housing administration certificates	—	—	22,155	22,155
Federal national mortgage association certificates	—	29,307,935	63,539	29,371,474
Collateralized mortgage obligations	—	206,344,024	162,073	206,506,097
Asset-backed securities	—	55,754,590	—	55,754,590
Corporate notes	—	194,736,755	104,176	194,840,931
Loan assignments	—	7,164,069	—	7,164,069
Non-US government obligations	—	59,681,757	—	59,681,757
Municipal bonds and notes	—	23,193,333	—	23,193,333
Preferred stock	8,261,760	—	—	8,261,760
Certificates of deposit	—	16,439,332	—	16,439,332
Commercial paper	—	5,458,151	—	5,458,151
Short-term US government obligations	—	980,020	—	980,020
Repurchase agreements	—	3,647,000	—	3,647,000
Swaptions purchased	—	1,557	—	1,557
Investment of cash collateral from securities loaned	—	3,700,100	—	3,700,100
Federal national mortgage association certificates sold short	—	(10,096,406)	—	(10,096,406)
Written swaptions	—	(2,830)	—	(2,830)
Futures contracts, net	155,697	—	—	155,697
Forward foreign currency contracts, net	—	(2,427,302)	—	(2,427,302)
Swap agreements, net[21]	—	(694,932)	—	(694,932)
Total	$8,417,457	$969,105,438	$1,824,121	$979,347,016

At January 31, 2013, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2013:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Corporate notes	Total
Beginning balance	$1,520,805	$44,889	$68,630	$198,420	$—	$1,832,744
Purchases	—	—	—	—	104,336	104,336
Sales	(28,697)	(22,734)	(5,549)	(35,554)	—	(92,534)
Accrued discounts/(premiums)	—	(97)	—	—	71	(26)
Total realized gain/(loss)	(18)	(1,192)	—	—	—	(1,210)
Net change in unrealized appreciation/depreciation	(19,912)	1,289	458	(793)	(231)	(19,189)
Net transfers into Level 3	—	—	—	—	—	—
Net transfers (out) of Level 3	—	—	—	—	—	—
Ending balance	$1,472,178	$22,155	$63,539	$162,073	$104,176	$1,824,121

The change in unrealized appreciation/(depreciation) relating to the Level 3 investments held January 31, 2013 was $(14,675).

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	85.4%
Brazil	4.1
United Kingdom	2.8
Cayman Islands	1.8
South Korea	1.8
Norway	1.0
Qatar	0.7
India	0.6
Mexico	0.5
France	0.5
British Virgin Islands	0.3
United Arab Emirates	0.3
Luxembourg	0.1
Guernsey	0.1
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2013 and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 8.67% of net assets as of January 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Illiquid securities and other instruments representing 3.70% of net assets as of January 31, 2013.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2013, the value of these securities amounted to 1.59% of net assets.

9  Security, or portion thereof, was on loan at January 31, 2013.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Bond interest in default.

12  Zero coupon bond. The rate shown represents the annualized yield at the date of purchase.

13  Non cumulative preferred stock. Convertible until 12/31/49.

14  Rates shown are the discount rates at date of purchase.

15  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the six months ended 01/31/13	Sales during the six months ended 01/31/13	Value at 01/31/13	Net income earned from affiliate for the six months ended 01/31/13
UBS Private Money Market Fund LLC	$1,841,523	$115,011,670	$113,153,093	$3,700,100	$1,395

16  Payments made/received are based on the notional amount.

17  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

18  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

19  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

20  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

21  Swap agreements are included in the table at value, with the exception of centrally cleared swap agreements which are included in the table at unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 1.21% before the deduction of the maximum PACE Select program fee. (Class P shares returned 0.19% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 1.37%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 1.39%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 60. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

(Please note that while the Sub-Advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance." As stated in footnote one, the comments that follow address performance on a gross of fees basis.)

The Portfolio slightly outperformed the benchmark during the reporting period. Contributors to performance included our sector allocation and security selection. Detractors from results included the Portfolio's high quality bias, particularly among revenue bonds, and its yield curve positioning. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

The Portfolio's overweight to higher income producing revenue bonds was rewarded, as these bonds benefited from strong investor demand amid the low interest rate environment. In particular, hospital, airport and tobacco bond overweights were positive contributors. However, a bias toward some of the highest quality securities within the revenue sector, such as essential service water/sewer, utility and special tax bonds, was a mitigating factor, as these securities tended to offer a lower relative yield and did not perform as strongly. Conversely, the Portfolio's underweight to general obligation and US Treasury-backed pre-refunded bonds was a positive, as these lower yielding sectors lagged the benchmark. Within the credit quality spectrum, the benefit of an overweight to strong-performing A-rated bonds was offset by an underweight to BBB-rated bonds, as the lower rated securities outperformed their higher rated counterparts during the reporting period.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

Fundamental credit conditions for state and local issuers remained stable, as tax receipt growth was fueled by both a modestly growing economy and a stabilizing housing market. During the reporting period, tactical positioning among some of the larger issuing states, such as California and Illinois, positively contributed to performance, as steady demand drove strong relative results. The Portfolio maintained broad diversification across many geographic regions. Puerto Rico bonds underperformed due to Moody's rating downgrade of the Commonwealth during the fourth quarter of 2012. While the Portfolio was underweight Puerto Rico general obligation bonds, the positive impact of the underweight was offset by our exposure to dedicated revenue bonds, such as highway transportation and special tax bonds, as they lagged in sympathy with the general obligation credits.

During the reporting period, the Portfolio's strongest returns came from longer maturity bonds, which reflected heightened investor desire for greater income-producing securities. The Portfolio maintained broad exposure across the intermediate spectrum of the curve, primarily three- to 15-year maturities. However, this was offset by a modest overweight toward bonds near the five-year maturity range. The Portfolio's duration versus the benchmark was shortened in early December, which benefited returns as rates moved higher in late December. (Duration measures a portfolio's sensitivity to interest rate changes.)

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	1.15%	2.69%	4.66%	3.77%
Class C2	0.82	2.18	4.14	3.25
Class Y3	1.28	2.95	4.92	4.02
Class P4	1.21	2.95	4.92	4.02
After deducting maximum sales charge or PACE Select program fee
Class A1	(3.41)	(1.94)	3.71	3.30
Class C2	0.07	1.43	4.14	3.25
Class P4	0.19	0.91	2.84	1.96
Barclays US Municipal 3-15 Year Blend Index[5]	1.37	3.60	5.53	4.96
Lipper Intermediate Municipal Debt Funds median	1.39	3.35	4.70	4.02

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (0.65)%; 5-year period, 4.05%; 10-year period, 3.25%; Class C—1-year period, 2.76%; 5-year period, 4.49%; 10-year period, 3.20%; Class Y—1-year period, 4.29%; 5-year period, 5.28%; 10-year period, 3.98%; Class P—1-year period, 2.22%; 5-year period, 3.19%; 10-year period, 1.91%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—0.95% and 0.90%; Class C—1.45% and 1.40%; Class Y—0.73% and 0.65%; and Class P—0.72% and 0.65% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.90%; Class C—1.40%; Class Y—0.65% and Class P—0.65%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Weighted average duration	4.7 yrs.
Weighted average maturity	7.0 yrs.
Average coupon	5.03%
Net assets (mm)	$316.0
Number of holdings	145
Portfolio composition[1]	01/31/13
Municipal bonds and notes	98.8%
Tax-free money market fund	0.0[2]
Cash equivalents and other assets less liabilities	1.2
Total	100.0%
Top five sectors[1]	01/31/13
Revenue	50.9%
Lease revenue/special revenue	22.2
General obligations	18.1
Pre-refunded	2.8
Other municipals	2.7
Total	96.7%
Top five states[1]	01/31/13
Florida	12.1%
California	11.6
Illinois	9.4
New York	8.6
Texas	8.0
Total	49.7%
Quality diversification[1]	01/31/13
AAA and agency backed securities	13.0%
AA	49.6
A	27.1
BBB	3.3
Non-rated	5.8
Tax-free money market fund	0.0[2]
Cash equivalents and other assets less liabilities	1.2
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Amount is less than 0.05%.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Municipal bonds and notes—98.83%
Alabama—1.50%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,257,911
University of Alabama General Revenue, Series A 5.000%, due 07/01/23	2,000,000	2,489,320
		4,747,231
Alaska—1.87%
Alaska International Airports Revenue Refunding Series A (NATL-RE Insured) 5.500%, due 10/01/15[1]	3,500,000	3,618,475
North Slope Boro Series A (NATL-RE Insured) 5.000%, due 06/30/16	2,000,000	2,283,280
		5,901,755
Arizona—1.75%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,213,880
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,801,845
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[2]	1,500,000	1,505,850
		5,521,575
California—11.61%
California State 5.000%, due 03/01/17	2,000,000	2,257,400
5.000%, due 08/01/19	3,000,000	3,463,260
5.000%, due 09/01/25	1,725,000	2,003,674
5.250%, due 10/01/20	1,000,000	1,230,620
5.500%, due 04/01/21	3,000,000	3,704,820
California State Department of Water Resources Power Supply Revenue Series L 5.000%, due 05/01/17	1,000,000	1,176,840
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,657,450
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,541,170
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	1,500,000	1,794,585
	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
Northern California Power Agency Refunding (Hydroelectric Project 1), Series A, 5.000%, due 07/01/28	$1,845,000	$2,187,303
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,936,050
San Francisco City and County Airports Community International Airport Revenue San Francisco International Airport 5.000%, due 05/01/17[1]	3,715,000	4,301,487
Stockton Unified School District 5.000%, due 07/01/23	1,270,000	1,477,556
University of California Revenue Series Q 5.250%, due 05/15/23	2,500,000	2,967,025
		36,699,240
Colorado—1.48%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project Series A 4.000%, due 10/01/18	1,500,000	1,626,570
Denver City & County Airport Revenue Series A 5.500%, due 11/15/19[1]	2,500,000	3,061,875
		4,688,445
Florida—12.05%
Broward Port Facilities Revenue Refunding Series B 5.000%, due 09/01/21[1]	2,000,000	2,370,980
Citizens Property Insurance Corp. Senior Secured Coastal Series A-1 5.000%, due 06/01/19	2,000,000	2,344,800
Citizens Property Insurance Corp. Senior Secured High Account 5.500%, due 06/01/14	1,000,000	1,063,620
5.500%, due 06/01/17	2,835,000	3,306,404
Citizens Property Insurance Corp. Senior Secured High Risk Series A-1 5.000%, due 06/01/15	1,600,000	1,746,832
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (NATL-RE Insured) 5.000%, due 04/01/14	1,065,000	1,119,070
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Series A 5.000%, due 07/01/16	1,500,000	1,698,330

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Florida State Board of Education Lottery Revenue Refunding Series C 5.000%, due 07/01/16	$1,000,000	$1,144,190
Series E 5.000%, due 07/01/19	1,000,000	1,206,210
Florida State Board of Education Public Education Capital Outlay Refunding Series A 5.000%, due 06/01/17	2,700,000	3,182,004
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	1,555,000	1,871,598
5.250%, due 10/01/21	2,000,000	2,384,240
Lakeland Energy System Revenue Refunding Series B (AGM Insured) 5.000%, due 10/01/17	2,000,000	2,336,260
Miami-Dade County Water & Sewer Revenue Refunding Series C 5.250%, due 10/01/18	2,000,000	2,419,840
Miami-Dade County Water & Sewer Revenue Refunding Systems Series B (AGM Insured) 5.250%, due 10/01/18	2,500,000	3,027,850
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,199,402
Tampa Solid Waste System Revenue Refunding (AGM Insured) 5.000%, due 10/01/15[1]	1,000,000	1,103,590
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	1,000,000	1,126,360
Tampa-Hillsborough County Expressway Authority Revenue (Escrowed to Maturity) (AMBAC Insured) 5.000%, due 07/01/14	640,000	681,830
Tampa-Hillsborough County Expressway Authority Revenue Unrefunded Balance (AMBAC Insured) 5.000%, due 07/01/14	695,000	740,425
		38,073,835
Georgia—2.03%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,574,600
Municipal Electric Authority of Georgia Project One Subseries D 5.750%, due 01/01/19	1,750,000	2,123,328
	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—(concluded)
Private Colleges & Universities Authority of Georgia Emory University Series A 5.000%, due 09/01/16	$1,500,000	$1,730,505
		6,428,433
Idaho—0.10%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[1]	290,000	292,627
Subseries D-3 5.150%, due 07/01/13[1]	10,000	10,030
		302,657
Illinois—9.42%
Chicago O'Hare International Airport Revenue Refunding General Third Lien Series B (NATL-RE Insured) 5.250%, due 01/01/18	1,000,000	1,177,610
Chicago O'Hare International Airport Revenue, Series A 5.000%, due 01/01/23[1]	1,150,000	1,332,643
Chicago Refunding Series A (AGM Insured) 5.000%, due 01/01/17	2,500,000	2,696,300
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	6,251,587
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,368,240
Illinois Finance Authority Revenue University of Chicago Series A 5.000%, due 10/01/29	2,440,000	2,902,136
Illinois Health Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	660,000	745,298
Illinois Municipal Electric Agency Power Supply Refunding Series C (NATL-RE-FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,344,276
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,437,062
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	3,065,000	3,646,308
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,676,800

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	$2,000,000	$2,189,460
		29,767,720
Indiana—1.69%
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	1,500,000	1,635,555
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,418,184
Indianapolis Thermal Energy System Refunding (AGM Insured) 5.000%, due 10/01/16	2,000,000	2,272,560
		5,326,299
Iowa—0.79%
Iowa Finance Authority Midwestern Disaster Area Revenue-Fertilizer Co. Project 0.180%, due 12/01/50	2,500,000	2,500,700
Kentucky—0.78%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	2,055,000	2,479,953
Louisiana—0.99%
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,114,230
Maryland—2.24%
Baltimore County Consolidated Public Improvement Bond 5.000%, due 08/01/19	3,000,000	3,728,610
Maryland State & Local Facilities Lien First Series 5.000%, due 08/01/15	2,000,000	2,140,360
Montgomery Country Consolidated Public Improvement Bond Series A 5.000%, due 07/01/21	1,000,000	1,221,970
		7,090,940
Massachusetts—3.31%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series B 5.250%, due 07/01/21	1,000,000	1,280,000
	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts Health & Educational Facilities Authority Revenue Baystate Medical Centre, Series G 0.090%, due 07/01/26[3]	$400,000	$400,000
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	1,000,000	1,389,770
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,150,180
Massachusetts State College Building Authority Revenue Refunding Series B 5.000%, due 05/01/29	2,500,000	3,001,775
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[1]	2,000,000	2,120,440
Massachusetts State Water Resources Authority Refunding General Series B 5.000%, due 08/01/15	1,000,000	1,111,850
		10,454,015
Michigan—4.78%
Detroit Sewer Disposal Revenue Refunding Senior Lien Series C-1 6.500%, due 07/01/24	2,250,000	2,684,745
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,874,825
Michigan State Finance Authority Revenue Refunding (Unemployment Obligation Assessment), Series B 5.000%, due 07/01/21	4,000,000	4,749,280
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[1]	2,395,000	2,510,439
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport Series A 5.000%, due 12/01/16[1]	1,500,000	1,695,255
Series D 5.000%, due 12/01/17	510,000	593,380
		15,107,924
Missouri—2.36%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (AGM Insured) 5.000%, due 11/15/16	2,000,000	2,271,880
5.000%, due 11/15/17	2,500,000	2,904,450

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—(concluded)
Missouri State Highways & Transit Commission State Road Revenue Second Lien 5.000%, due 05/01/16	$2,000,000	$2,286,280
		7,462,610
Nevada—1.57%
Las Vegas Valley Water District Refunding & Improvement, Series A 5.000%, due 02/01/17	1,500,000	1,725,900
Las Vegas Valley Water District, Series B 5.000%, due 06/01/25	2,700,000	3,244,509
		4,970,409
New Jersey—1.88%
New Jersey Economic Development Authority Revenue Refunding School Facilities Construction Series EE 5.250%, due 09/01/23	1,500,000	1,800,540
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[1]	1,000,000	1,131,650
New Jersey State Higher Education Assistance Authority Revenue, Series 1A 5.000%, due 12/01/18[1]	1,000,000	1,138,840
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,881,345
		5,952,375
New York—8.58%
Metropolitan Transportation Authority Revenue Transportation Series G 5.000%, due 11/15/18	2,500,000	2,997,650
New York City Health & Hospital Corp. Revenue Health System Series A 5.000%, due 02/15/22	3,500,000	4,094,265
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution), Series HH 5.000%, due 06/15/29	2,500,000	2,992,375
New York City Series B 5.000%, due 08/01/17	1,750,000	2,064,790
Subseries E-2 0.110%, due 08/01/20[3]	900,000	900,000
New York City Transitional Finance Authority Future Tax Secured Revenue, Series A-1 5.000%, due 11/15/18	3,000,000	3,650,460
	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
Series B 5.000%, due 02/01/23	$2,500,000	$3,050,675
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	2,500,000	2,748,600
New York State Dorm Authority State Personal Income Tax Revenue General Purpose Series C 5.000%, due 03/15/25	2,320,000	2,799,173
New York State Thruway Authority General Revenue-Series I, 5.000%, due 01/01/20	1,500,000	1,821,705
		27,119,693
North Carolina—1.06%
North Carolina Capital Improvement Obligations Series C 5.000%, due 05/01/30	1,000,000	1,182,840
Wake County Industrial Facilities & Pollution Control Financing Authority Series E 0.175%, due 10/01/22[3]	2,375,000	2,182,468
		3,365,308
Ohio—1.13%
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	3,000,000	3,565,770
Pennsylvania—5.70%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,157,740
Geisinger Authority Health System (Geisinger Health System), Series C, 0.070%, due 06/01/41[3]	1,700,000	1,700,000
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue, Series A 5.000%, due 07/01/18	3,400,000	4,125,288
Series B 5.000%, due 01/01/22	1,750,000	2,036,108
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,352,280
Pennsylvania State Higher Educational Facilities Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	1,150,000	1,366,936

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Philadelphia School District Refunding Series E 5.000%, due 09/01/18	$1,000,000	$1,172,900
Philadelphia Water & Wastewater Revenue Refunding Series A 5.000%, due 06/15/15	1,500,000	1,649,370
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,466,120
		18,026,742
Puerto Rico—0.69%
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (AGM Insured) 5.500%, due 07/01/25	2,000,000	2,189,600
Rhode Island—1.41%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	4,453,505
South Carolina—1.72%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	3,039,125
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,386,040
		5,425,165
Tennessee—0.94%
Memphis Electric System Revenue Refunding 5.000%, due 12/01/15	2,625,000	2,961,105
Texas—7.95%
Austin Water & Wastewater Systems Revenue Refunding (NATL-RE Insured) 5.000%, due 11/15/17	2,000,000	2,245,320
Fort Worth Independent School District (PSF-GTD) 5.000%, due 02/15/15	2,000,000	2,186,320
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,889,936
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Series A 5.000%, due 11/01/29	2,000,000	2,395,920
Houston Utility System Revenue First Lien Series D 5.000%, due 11/15/29	2,000,000	2,383,560
	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	$1,765,000	$2,087,783
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,623,376
5.000%, due 09/01/22	1,400,000	1,554,686
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	1,295,000	1,512,599
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (NATL-RE Insured) 6.100%, due 09/01/13[4]	25,000	24,953
Texas State Series B, 5.000%, due 04/01/15	2,400,000	2,640,936
Texas Water Development Board Revenue State Revolving Fund Subseries A-1 5.000%, due 07/15/24	1,885,000	2,250,162
University of Texas University Revenues Refunding Financing System Series D (Pre-refunded with state and local government securities to 02/15/17 @ 100) 5.000%, due 08/15/17	1,805,000	2,105,388
Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	227,468
		25,128,407
Utah—0.47%
Riverton Hospital Revenue IHC Health Services, Inc. 5.000%, due 08/15/15	1,200,000	1,336,704
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[1]	160,000	160,437
		1,497,141
Washington—6.98%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	2,500,000	2,839,200
Energy Northwest Electric Revenue Refunding Columbia Station Series A 5.000%, due 07/01/21	2,000,000	2,267,040
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,737,872
Port of Seattle Refunding 5.500%, due 12/01/22[1]	500,000	623,610

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Washington—(continued)
Port of Seattle Revenue Refunding Intermediate Lien Series C 5.000%, due 02/01/16[1]	$1,000,000	$1,117,990
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series A 5.000%, due 02/01/22	2,500,000	3,081,000
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,088,230
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	3,000,000	3,645,060
	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Washington State Series A-Various Purpose 5.000%, due 07/01/17	$2,130,000	$2,516,424
5.000%, due 07/01/20	2,625,000	3,128,816
		22,045,242
Total municipal bonds and notes (cost—$288,474,889)		312,368,024
	Number of shares
Tax-free money market fund—0.03%
State Street Global Advisors Tax Free Money Market Fund (cost—$87,836)	87,836	87,836
Total investments (cost—$288,562,725)—98.86%		312,455,860
Other assets in excess of liabilities—1.14%		3,590,677
Net assets—100.00%		$316,046,537

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$23,961,379
Gross unrealized depreciation	(68,244)
Net unrealized appreciation	$23,893,135

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$312,368,024	$—	$312,368,024
Tax-free money market fund	—	87,836	—	87,836
Total	$—	$312,455,860	$—	$312,455,860

At January 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security subject to Alternative Minimum Tax.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.48% of net assets as of January 31, 2013, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2013 and changes periodically.

4  Zero coupon bond. The rate shown represents the annualized yield at the date of purchase.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 1.30% before the deduction of the maximum PACE Select program fee. (Class P shares returned 0.29% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Global Aggregate ex US Index (the "benchmark") returned 1.20%, and the Lipper International Income Funds category posted a median return of 2.26%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 70. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio outperformed its benchmark during the reporting period. Across the Portfolio, we maintained a preference for economies with relatively strong fundamentals, whether in developed or emerging market countries. We extended this preference to the Portfolio's credit portion, as we held nationally important financial institutions. Within the financial sector, we predominantly held the most senior two tiers of the credit structure. During the reporting period, we believed that the lack of growth in the world would further differentiate those entities with sustainable debt from those whose ability to maintain their borrowing was open to question.

During the reporting period, we held countries such as Norway, Canada and Sweden, as well as the local interest rate markets in Malaysia and Mexico, where we believed economic conditions were stronger than in the rest of the world. Our overweights to Canada, Norway and Sweden detracted from returns during the reporting period. In contrast, emerging markets local and external debt rallied and our allocation was positive for performance. Our underweight to the US, Japan and the UK was positive for results relative to the benchmark. An underweight to Germany was also beneficial, while our underweight in certain peripheral European countries (i.e. Italy and Spain) was a drag on our relative performance.

The period under review saw developed markets' central banks step up their accommodative policy stance, with the Bank of Japan as the most aggressive. Against this backdrop, the yen was the worst performing currency, and our underweight strongly added to returns. Also positive was our preference to be underweight the US dollar and

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Richard Bell, Adrian James and Malie Conway

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Sub-Advisor's comments – concluded

the British pound, as were our overweight positions to the Norwegian krone, New Zealand dollar, the euro and emerging markets currencies. Conversely, an overweight to the Australian dollar was a slight drag on results.

During most of the review period, we were slightly short-duration versus the benchmark. (Duration measures a portfolio's sensitivity to interest rate changes.) This positioning was positive for performance as rates generally rose during the period.

Our overweight exposure to investment grade credit, with our preference for well-funded, internationally diversified corporate issuers, was positive for performance. In particular, our positions in the financial sector and covered bonds added the most value. An allocation to high yield industrial bonds was also beneficial to performance.

During the reporting period, derivatives, including interest rate futures and currency forwards, were used to manage our country allocations, duration and yield curve exposures. They were also utilized to hedge our interest rate exposures. Overall, the use of these derivative instruments contributed to performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	1.19%	1.14%	3.74%	5.24%
Class C2	0.86	0.65	3.23	4.73
Class Y3	1.22	1.37	4.00	5.55
Class P4	1.30	1.36	3.97	5.49
After deducting maximum sales charge or PACE Select program fee
Class A1	(3.39)	(3.38)	2.78	4.76
Class C2	0.11	(0.09)	3.23	4.73
Class P4	0.29	(0.65)	1.91	3.40
Barclays Global Aggregate ex US Index[5]	1.20	0.76	4.13	6.22
Lipper International Income Funds median	2.26	3.28	4.59	5.52

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 0.34%; 5-year period, 3.70%; 10-year period, 5.03%; Class C—1-year period, 3.72%; 5-year period, 4.15%; 10-year period, 5.00%; Class Y—1-year period, 5.32%; 5-year period, 4.95%; 10-year period, 5.82%; Class P—1-year period, 3.21%; 5-year period, 2.82%; 10-year period, 3.66%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.27% and 1.21%; Class C—1.75% and 1.69%; Class Y—1.11% and 1.00%; and Class P—1.11% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2013 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the Portfolio's investment sub-advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class C—1.75%; Class Y—1.00% and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays Global Aggregate ex US Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Weighted average duration	6.1 yrs.
Weighted average maturity	8.4 yrs.
Average coupon	4.18%
Net assets (mm)	$530.7
Number of holdings	156
Portfolio composition[1]	01/31/13
Long-term global debt securities	97.5%
Futures and forward foreign currency contracts	(0.8)
Cash equivalents and other assets less liabilities	3.3
Total	100.0%
Quality diversification[1]	01/31/13
AAA	20.7%
AA	13.9
A	22.9
BBB	7.2
BB	2.9
B	1.3
Non-rated	28.6
Futures and forward foreign currency contracts	(0.8)
Cash equivalents and other assets less liabilities	3.3
Total	100.0%
Top five countries of incorporation[1]	01/31/13
Japan	14.9%
United Kingdom	12.3
United States	10.7
Sweden	7.8
Norway	6.0
Total	51.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount		Value
Long-term global debt securities—97.53%
Australia—3.10%
Australia & New Zealand Banking Group Ltd. 4.875%, due 01/12/21[1]	USD	2,350,000	$2,697,511
5.100%, due 01/13/20[1]	USD	1,100,000	1,271,660
Commonwealth Bank of Australia 3.000%, due 05/03/22[2]	EUR	2,900,000	4,216,962
National Australia Bank Ltd. 3.000%, due 01/20/23	USD	4,350,000	4,270,813
Westpac Banking Corp. 4.875%, due 11/19/19	USD	1,650,000	1,933,463
5.000%, due 10/21/19[2]	GBP	1,150,000	2,085,022
			16,475,431
Belgium—2.06%
Anheuser-Busch InBev SA 6.500%, due 06/23/17	GBP	2,100,000	3,985,756
Belgium Government Bond 4.250%, due 09/28/22	EUR	4,400,000	6,957,399
			10,943,155
Brazil—0.19%
Banco do Brasil SA 3.875%, due 10/10/22	USD	1,000,000	1,001,879
British Virgin Islands—1.15%
CNOOC Finance 2011 Ltd. 4.250%, due 01/26/21[1]	USD	3,100,000	3,330,882
Sinopec Group Overseas Development 2012 Ltd. 3.900%, due 05/17/22[2]	USD	2,650,000	2,796,778
			6,127,660
Canada—3.05%
Canadian Government Bond 5.750%, due 06/01/33	CAD	3,760,000	5,686,972
Cards II Trust 3.333%, due 05/15/16	CAD	2,300,000	2,404,185
Precision Drilling Corp. 6.625%, due 11/15/20	USD	704,000	751,520
Rogers Communications, Inc. 4.000%, due 06/06/22	CAD	1,300,000	1,345,358
Toronto-Dominion Bank 5.375%, due 05/14/15[2]	EUR	4,000,000	5,982,796
			16,170,831
Chile—0.32%
Banco Santander Chile 3.875%, due 09/20/22[1]	USD	1,650,000	1,680,522
Croatia—0.20%
Agrokor DD 9.125%, due 02/01/20[2]	EUR	700,000	1,065,704
	Face amount		Value
Long-term global debt securities—(continued)
Denmark—2.94%
Carlsberg Breweries A/S 2.625%, due 07/03/19[2]	EUR	1,450,000	$1,995,099
Denmark Government Bond 1.500%, due 11/15/23	DKK	59,200,000	10,472,992
3.000%, due 11/15/21	DKK	15,200,000	3,117,977
			15,586,068
Finland—0.57%
Finland Government Bond 3.500%, due 04/15/21	EUR	1,950,000	3,019,451
France—5.91%
BNP Paribas Home Loan Covered Bonds SA 2.200%, due 11/02/15[1,3]	USD	3,900,000	4,031,820
BNP Paribas SA 2.375%, due 09/14/17	USD	2,550,000	2,591,647
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15	EUR	8,125,000	11,763,827
GDF Suez 2.750%, due 10/18/17	EUR	1,800,000	2,566,977
Pernod-Ricard SA 4.875%, due 03/18/16	EUR	950,000	1,413,278
Republic of France 4.000%, due 04/25/55	EUR	450,000	711,654
Sanofi 2.625%, due 03/29/16	USD	4,100,000	4,314,692
Societe Generale SA 2.750%, due 10/12/17	USD	2,800,000	2,861,634
Tereos Europe SA 6.375%, due 04/15/14[2]	EUR	800,000	1,124,259
			31,379,788
Germany—0.97%
Deutsche Bank AG 0.950%, due 03/09/17[4]	EUR	2,250,000	2,909,937
3.250%, due 01/11/16	USD	1,050,000	1,116,111
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.500%, due 03/15/19[2]	EUR	750,000	1,110,104
			5,136,152
Indonesia—0.24%
Pertamina Persero PT 6.000%, due 05/03/42[2]	USD	1,000,000	1,080,000
Perusahaan Listrik Negara PT 5.250%, due 10/24/42[1]	USD	200,000	198,000
			1,278,000

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
Ireland—0.45%
Ardagh Packaging Finance PLC/ Ardagh MP Holdings USA, Inc. 7.375%, due 10/15/17[2]	EUR	750,000	$1,089,635
Rosneft Oil Co. via Rosneft International Finance Ltd. 3.149%, due 03/06/17[1]	USD	400,000	400,500
Smurfit Kappa Acquisitions 4.875%, due 09/15/18[1]	USD	870,000	896,100
			2,386,235
Italy—5.79%
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20	EUR	7,200,000	10,300,364
4.750%, due 09/01/21	EUR	7,050,000	10,163,445
Italy Buoni Poliennali Del Tesoro 4.750%, due 09/15/16	EUR	7,050,000	10,282,661
			30,746,470
Japan—14.85%
Bank of Tokyo-Mitsubishi UFJ Ltd. 3.850%, due 01/22/15[1]	USD	1,900,000	2,002,754
Development Bank of Japan 1.750%, due 03/17/17	JPY	130,000,000	1,515,465
2.300%, due 03/19/26	JPY	500,000,000	6,243,578
Government of Japan 0.700%, due 09/20/14	JPY	2,268,000,000	25,053,953
2.000%, due 03/20/16	JPY	988,000,000	11,451,292
2.000%, due 12/20/24	JPY	685,000,000	8,346,363
2.200%, due 09/20/26	JPY	159,700,000	1,970,390
2.300%, due 06/20/35	JPY	1,177,000,000	13,952,454
2.300%, due 12/20/36	JPY	480,000,000	5,680,892
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	2,600,000	2,607,355
			78,824,496
Liberia—0.07%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	USD	350,000	371,000
Luxembourg—0.50%
Prologis International Funding SA 5.875%, due 10/23/14[5]	EUR	450,000	650,414
Schlumberger Investment SA 1.950%, due 09/14/16[1]	USD	1,950,000	2,001,207
			2,651,621
Malaysia—2.13%
Malaysia Government Bond, Series 0111 4.160%, due 07/15/21	MYR	9,950,000	3,344,154
Series 0112 3.418%, due 08/15/22	MYR	17,150,000	5,467,356
Series 0902 4.378%, due 11/29/19	MYR	2,500,000	847,482
Petronas Capital Ltd. 5.250%, due 08/12/19[2]	USD	1,400,000	1,635,783
			11,294,775
	Face amount		Value
Long-term global debt securities—(continued)
Mexico—2.28%
Kansas City Southern de Mexico SA de CV 8.000%, due 02/01/18	USD	900,000	$985,500
Mexican Bonos 6.500%, due 06/10/21	MXN	48,430,000	4,194,900
8.500%, due 12/13/18	MXN	52,800,000	4,953,074
8.500%, due 05/31/29	MXN	19,200,000	1,958,142
			12,091,616
Netherlands—5.82%
ABB Finance BV 2.625%, due 03/26/19[2]	EUR	300,000	421,055
ABN AMRO Bank N.V. 4.250%, due 02/02/17[2]	USD	4,000,000	4,337,480
Bank Nederlandse Gemeenten 2.250%, due 08/24/16[2]	EUR	1,400,000	1,988,459
2.250%, due 01/12/17	EUR	1,350,000	1,922,850
BMW Finance N.V. 4.000%, due 09/17/14	EUR	600,000	855,112
Rabobank 3.875%, due 02/08/22	USD	3,700,000	3,913,427
Deutsche Telekom International Finance BV 2.250%, due 03/06/17[1]	USD	2,650,000	2,711,292
Heineken N.V. 2.125%, due 08/04/20[2]	EUR	1,650,000	2,207,080
ING Bank N.V. 3.750%, due 03/07/17[1]	USD	3,150,000	3,365,611
6.125%, due 05/29/23[4]	EUR	800,000	1,192,840
Linde Finance BV 3.125%, due 12/12/18	EUR	1,050,000	1,539,746
Netherlands Government Bond 4.000%, due 01/15/37	EUR	1,900,000	3,279,364
OI European Group BV 6.750%, due 09/15/20[2]	EUR	750,000	1,148,190
Schlumberger Finance BV 2.750%, due 12/01/15	EUR	1,400,000	1,995,123
			30,877,629
New Zealand—1.34%
New Zealand Government Bond 5.500%, due 04/15/23	NZD	7,350,000	7,095,682
Norway—6.03%
DnB NOR Boligkreditt 3.375%, due 01/20/17	EUR	4,000,000	5,902,089
Norway Government Bond 2.000%, due 05/24/23	NOK	75,650,000	13,086,319
3.750%, due 05/25/21	NOK	64,850,000	13,040,751
			32,029,159
Philippines—0.20%
Republic of Philippines 3.900%, due 11/26/22	PHP	40,000,000	1,044,611

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
Poland—0.14%
Poland Government Bond, Series 1019 5.500%, due 10/25/19	PLN	2,025,000	$731,108
Singapore—1.37%
DBS Bank Ltd. 2.375%, due 09/14/15	USD	950,000	984,291
5.000%, due 11/15/19[1,4]	USD	2,400,000	2,531,114
Oversea-Chinese Banking Corp., Ltd. 4.250%, due 11/18/19[4]	USD	2,300,000	2,397,647
United Overseas Bank Ltd. 5.375%, due 09/03/19[1,4]	USD	1,300,000	1,370,287
			7,283,339
South Korea—1.57%
Korea Treasury Bond 5.750%, due 09/10/18	KRW	7,924,710,000	8,322,385
Spain—2.32%
Spain Government Bond 4.250%, due 10/31/16	EUR	3,200,000	4,464,884
5.850%, due 01/31/22	EUR	5,450,000	7,837,504
			12,302,388
Sweden—7.76%
Government of Sweden 3.500%, due 06/01/22	SEK	153,525,000	27,232,375
4.250%, due 03/12/19	SEK	14,830,000	2,683,015
Nordea Hypotek AB 3.500%, due 01/18/17	EUR	2,100,000	3,114,639
Swedbank AB 2.125%, due 09/29/17[1]	USD	2,700,000	2,747,185
3.375%, due 02/09/17	EUR	750,000	1,087,268
Vattenfall AB 6.250%, due 03/17/21	EUR	2,450,000	4,308,761
			41,173,243
Switzerland—0.92%
Credit Suisse AG 1.625%, due 03/06/15[2]	USD	4,800,000	4,882,915
Thailand—0.30%
PTT PCL 3.375%, due 10/25/22[1]	USD	1,650,000	1,617,719
United Kingdom—12.30%
Abbey National Treasury Services PLC 3.625%, due 10/14/16	EUR	2,000,000	2,942,306
5.750%, due 03/02/26[2]	GBP	1,500,000	3,013,242
Anglian Water Services Finance PLC 6.250%, due 06/27/16	EUR	900,000	1,423,622
Barclays Bank PLC 2.250%, due 05/10/17[2]	USD	1,500,000	1,551,600
4.500%, due 03/04/19[4]	EUR	950,000	1,295,617
5.125%, due 01/08/20	USD	2,350,000	2,668,763
	Face amount		Value
Long-term global debt securities—(continued)
United Kingdom—(concluded)
BAT International Finance PLC 3.250%, due 06/07/22[1]	USD	1,350,000	$1,384,020
BG Energy Capital PLC 3.000%, due 11/16/18[2]	EUR	200,000	287,313
First Hydro Finance PLC 9.000%, due 07/31/21	GBP	700,000	1,344,397
HSBC Holdings PLC 4.000%, due 03/30/22	USD	3,050,000	3,248,406
6.250%, due 03/19/18	EUR	2,100,000	3,329,539
Ineos Finance PLC 8.375%, due 02/15/19[1]	USD	1,150,000	1,259,250
Lloyds TSB Bank PLC 4.875%, due 03/30/27[2]	GBP	500,000	909,333
5.125%, due 03/07/25	GBP	650,000	1,226,359
National Grid Gas PLC 5.125%, due 05/14/13	EUR	1,700,000	2,336,191
Nationwide Building Society 4.375%, due 02/28/22	EUR	3,750,000	6,072,425
Rio Tinto Finance USA PLC 2.000%, due 03/22/17	USD	1,550,000	1,578,292
Royal Bank of Scotland Group PLC 2.550%, due 09/18/15	USD	1,800,000	1,855,865
Royal Bank of Scotland PLC 4.875%, due 08/25/14[1]	USD	3,000,000	3,171,000
SABMiller PLC 4.500%, due 01/20/15	EUR	300,000	434,259
Scottish & Southern Energy PLC 6.125%, due 07/29/13	EUR	900,000	1,254,424
Standard Chartered PLC 3.625%, due 12/15/15	EUR	4,500,000	6,502,898
United Kingdom Gilt 6.000%, due 12/07/28	GBP	4,000,000	9,088,668
United Kingdom Treasury Bonds 4.250%, due 12/07/55	GBP	3,770,000	7,093,747
			65,271,536
United States—10.69%
ABB Treasury Center USA, Inc. 2.500%, due 06/15/16[1]	USD	2,350,000	2,446,115
American Express Credit Corp. 2.375%, due 03/24/17	USD	2,600,000	2,695,977
American Express Credit Corp., Series MTN 1.750%, due 06/12/15	USD	1,750,000	1,782,491
Ball Corp. 6.750%, due 09/15/20	USD	1,050,000	1,157,625
Bank of America Corp. MTN 3.625%, due 03/17/16	USD	3,850,000	4,083,156
BMW US Capital LLC 5.000%, due 05/28/15	EUR	600,000	885,802
Boeing Capital Corp. 2.125%, due 08/15/16	USD	1,650,000	1,710,195
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, due 01/31/22	USD	950,000	1,035,500

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Citigroup, Inc. 4.500%, due 01/14/22	USD	2,850,000	$3,120,992
6.125%, due 05/15/18	USD	700,000	833,785
Constellation Brands, Inc. 7.250%, due 05/15/17	USD	450,000	519,188
Continental Resources Inc. 5.000%, due 09/15/22	USD	750,000	798,750
Daimler Finance N.A. LLC 0.920%, due 03/28/14[1,4]	USD	2,500,000	2,506,635
Eastman Chemical Co. 3.600%, due 08/15/22	USD	1,550,000	1,600,081
Ecolab, Inc. 3.000%, due 12/08/16	USD	300,000	319,001
First Data Corp. 7.375%, due 06/15/19[1]	USD	950,000	999,875
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17	USD	1,000,000	1,145,000
International Lease Finance Corp. 8.875%, due 09/01/17	USD	1,100,000	1,324,125
JPMorgan Chase & Co. 4.250%, due 10/15/20	USD	3,600,000	3,941,986
Lamar Media Corp. 5.875%, due 02/01/22	USD	1,000,000	1,100,000
Momentive Performance Materials, Inc. 8.875%, due 10/15/20	USD	600,000	618,000
New York Life Global Funding 2.450%, due 07/14/16[1]	USD	2,800,000	2,924,989
NRG Energy, Inc. 7.875%, due 05/15/21	USD	1,000,000	1,120,000
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[1]	USD	700,000	809,824
PNC Funding Corp. 5.125%, due 02/08/20	USD	2,550,000	2,994,883
Reynolds Group Issuer, Inc. 7.875%, due 08/15/19	USD	1,000,000	1,100,000
Roche Holdings, Inc. 6.500%, due 03/04/21[2]	EUR	2,900,000	5,218,153
	Face amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
SLM Corp., Series MTN 7.250%, due 01/25/22	USD	1,150,000	$1,285,125
United Rentals N. A., Inc. 7.625%, due 04/15/22	USD	1,000,000	1,115,000
Wells Fargo & Co. 2.625%, due 12/15/16	USD	3,050,000	3,218,927
3.500%, due 03/08/22	USD	1,250,000	1,302,930
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20	USD	900,000	1,014,750
			56,728,860
Total long-term global debt securities (cost—$495,763,958)			517,591,428
Repurchase agreement—0.94%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $4,946,331 US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$5,063,336); proceeds: $4,964,001 (cost—$4,964,000)		4,964,000	4,964,000
	Number of shares
Investment of cash collateral from securities loaned—0.77%
Money market fund—0.77%
UBS Private Money Market Fund LLC[6] (cost—$4,092,660)		4,092,660	4,092,660
Total investments (cost—$504,820,618)—99.24%			526,648,088
Other assets in excess of liabilities—0.76%			4,029,570
Net assets—100.00%			$530,677,658

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$27,871,211
Gross unrealized depreciation	(6,043,741)
Net unrealized appreciation	$21,827,470

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
52	AUD	Australian Bond 10 Year Futures	March 2013	$6,754,680	$6,600,887	$(153,793)
487	CAD	Canada Government Bond 10 Year Futures	March 2013	66,208,713	65,279,970	(928,743)
87	EUR	German Euro BOBL Futures	March 2013	14,881,919	14,842,149	(39,770)
96	EUR	German Euro Buxl Futures	March 2013	17,353,607	17,201,112	(152,495)
184	EUR	German Euro Schatz Futures	March 2013	27,628,751	27,535,191	(93,560)
2	JPY	Japan Government Bond 10 Year Futures	March 2013	3,163,042	3,161,129	(1,913)
US Treasury futures buy contracts:
138	USD	US Treasury Note 2 Year Futures	March 2013	30,416,195	30,418,219	2,024
				$166,406,907	$165,038,657	$(1,368,250)
				Proceeds
Interest rate futures sell contracts:
68	EUR	German Euro Bund Futures	March 2013	$13,370,707	$13,097,930	$272,777
48	GBP	United Kingdom Long Gilt Bond Futures	March 2013	8,916,333	8,858,178	58,155
US Treasury futures sell contracts:
12	USD	US Treasury Bond 30 Year Futures	March 2013	1,791,110	1,721,625	69,485
408	USD	US Treasury Note 5 Year Futures	March 2013	50,760,159	50,483,625	276,534
1,219	USD	US Treasury Note 10 Year Futures	March 2013	161,617,928	160,031,844	1,586,084
				$236,456,237	$234,193,202	$2,263,035
						$894,785

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	NZD	8,723,308	USD	7,262,075	02/19/13	$(51,229)
BB	USD	450,054	CAD	447,914	02/19/13	(1,149)
BB	USD	61,361,702	EUR	47,440,702	02/19/13	3,058,917
CITI	USD	11,947,723	CAD	11,894,078	02/19/13	(27,327)
CITI	USD	54,765	PLN	175,518	02/19/13	1,929
CSI	AUD	4,950,000	USD	5,135,180	02/19/13	(20,786)
CSI	DKK	37,346,946	USD	6,483,057	02/19/13	(314,907)
CSI	EUR	5,060,746	DKK	37,750,000	02/19/13	(753)
CSI	JPY	1,106,450,000	USD	12,583,744	02/19/13	482,948
CSI	PHP	40,000,000	USD	973,212	06/19/13	(9,617)
CSI	SEK	67,349,315	USD	10,052,287	02/19/13	(537,374)
CSI	USD	6,733,326	CHF	6,263,030	02/19/13	149,800
CSI	USD	6,159,396	JPY	504,590,000	02/19/13	(640,899)
CSI	USD	8,724,064	MXN	113,269,961	02/19/13	171,733
CSI	USD	2,657,897	PEN	6,784,000	06/19/13	(32,846)
CSI	USD	3,984,038	PLN	12,765,656	02/19/13	139,400

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
DB	CAD	210,814	USD	212,376	02/19/13	$1,095
DB	GBP	13,000	USD	20,519	02/19/13	(97)
DB	GBP	107,000	USD	170,123	02/19/13	435
DB	JPY	436,670,000	USD	4,937,432	02/19/13	161,748
DB	MXN	64,560,000	USD	4,997,066	02/19/13	(73,234)
DB	MYR	8,140,000	USD	2,647,241	06/19/13	49,960
DB	NOK	59,649,884	USD	10,629,503	02/19/13	(283,004)
DB	PLN	9,148,859	USD	2,854,469	02/19/13	(100,706)
DB	USD	1,466,135	CLP	707,410,000	06/19/13	8,647
DB	USD	80,562	DKK	455,554	02/19/13	2,359
DB	USD	5,166,933	EUR	3,845,141	02/19/13	54,456
DB	USD	357,741	GBP	222,426	02/19/13	(5,003)
DB	USD	3,954,162	MXN	50,620,000	02/19/13	21,342
DB	USD	1,209,378	MYR	3,740,000	06/19/13	(16,032)
DB	USD	1,498,235	NOK	8,555,369	02/19/13	66,907
DB	USD	28,574	PLN	89,100	02/19/13	206
GSI	USD	33,848,515	AUD	32,588,324	02/19/13	95,782
GSI	USD	3,574,058	GBP	2,232,977	02/19/13	(32,856)
GSI	USD	73,060,554	JPY	5,982,137,393	02/19/13	(7,636,338)
GSI	USD	11,889,561	NZD	14,550,569	02/19/13	309,106
JPMCB	AUD	25,000	USD	25,954	02/19/13	(86)
JPMCB	AUD	19,000	USD	19,876	02/19/13	85
JPMCB	CAD	161,000	USD	162,970	02/19/13	1,614
JPMCB	DKK	58,537,775	USD	10,524,252	02/19/13	(130,908)
JPMCB	EUR	4,721,227	USD	6,226,565	02/19/13	(184,477)
JPMCB	GBP	11,000	USD	17,455	02/19/13	10
JPMCB	JPY	1,771,000	USD	21,538	02/19/13	2,170
JPMCB	MYR	8,550,000	USD	2,812,500	06/19/13	84,398
JPMCB	NZD	6,430,000	USD	5,252,661	02/19/13	(138,017)
JPMCB	SEK	95,380,361	USD	14,687,479	02/19/13	(309,640)
JPMCB	USD	1,054,630	CAD	1,063,098	02/19/13	10,821
JPMCB	USD	1,312,863	CLP	632,800,000	06/19/13	6,375
JPMCB	USD	21,017,268	EUR	15,770,208	02/19/13	397,393
JPMCB	USD	717,157	GBP	446,062	02/19/13	(9,763)
JPMCB	USD	372,464	JPY	33,115,670	02/19/13	(10,291)
JPMCB	USD	369,025	MXN	4,685,464	02/19/13	(1,046)
JPMCB	USD	554,770	PLN	1,777,706	02/19/13	19,447
JPMCB	USD	1,559,054	SGD	1,906,848	02/19/13	(18,387)
JPMCB	USD	1,907,898	THB	59,183,000	06/19/13	60,907
						$(5,226,782)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2013 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$517,591,428	$—	$517,591,428
Repurchase agreement	—	4,964,000	—	4,964,000
Investment of cash collateral from securities loaned	—	4,092,660	—	4,092,660
Futures contracts, net	894,785	—	—	894,785
Forward foreign currency contracts, net	—	(5,226,782)	—	(5,226,782)
Total	$894,785	$521,421,306	$—	$522,316,091

At January 31, 2013, there were no transfers between Level 1 and Level 2.

Investments by type of issuer

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	52.27%	—
Repurchase agreement	—	0.94%
Banks and other financial institutions	27.84	—
Industrial	18.17	—
Investment of cash collateral from securities loaned	—	0.78
	98.28%	1.72%

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 9.11% of net assets as of January 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2013, the value of this security amounted to 9.45% of net assets.

3  Security, or portion thereof, was on loan at January 31, 2013.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2013 and changes periodically.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the six months ended 01/31/13	Sales during the six months ended 01/31/13	Value at 01/31/13	Net income earned from affiliate for the six months ended 01/31/13
UBS Private Money Market Fund LLC	$2,283,075	$5,758,198	$3,948,613	$4,092,660	$692

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 9.35% before the deduction of the maximum PACE Select program fee. (Class P shares returned 8.25% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the BofA Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") returned 8.91%, and the Lipper High Current Yield Funds category posted a median return of 7.00%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 81. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio outperformed its benchmark during the reporting period. The primary driver of performance was the Portfolio's beta positioning, which was maintained at or slightly above the market for the entire reporting period. (Beta is a measure of volatility or risk relative to the market as a whole.)

Exposure to a number of sectors during the reporting period was beneficial to performance. Our exposure to insurance was helpful, particularly given our position in American International Group, one of the largest issuers in the high yield market. Our homebuilder holdings were also a positive for the Portfolio, as our positions in home builders Hovnanian, Pulte and Beazer, and building products company USG were top contributors to performance. Our investment in Sprint, which is another one of the largest issuers in the high yield market, was rewarded during the reporting period. In addition to solid operational execution in 2012, Softbank, a Japanese technology company, announced its plan to acquire a 70% stake in Sprint during the fourth quarter of 2012. Sprint bonds, which we are overweight, rallied sharply after Softbank's announcement. Finally, within the auto sector, the Portfolio's exposures to Ford and General Motors were beneficial to performance.

In contrast, volatility in oil prices during the reporting period weighed heavily on a number of our energy holdings. In particular, poor performers included Helix, Denbury Resources, Geokinetics and Tesoro. We sold out of our positions in Denbury Resources and Tesoro based on relative value and we sold out of our position in Geokinetics due to credit concerns. Our gas-related issuers, including Atlas Pipeline and Ferrell, also generated weak

PACE Select Advisors Trust – PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Lou Cohen

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields seeks to do this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE High Yield Investments

Sub-Advisor's comments – concluded

performance. Additionally, we continued to underweight European industrials, as we believed that spreads did not reflect Europe's greater political and recession risk relative to the rest of the world. Despite our healthy exposure to higher beta European financials, this European underweight was to the Portfolio's disadvantage when the European high yield market rallied during the period.

Our use of Treasury futures, which were employed to reduce the duration of the Portfolio, slightly added to performance during the reporting period. Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars.

We continue to be comfortable with our positioning in the Portfolio and expect to maintain the current risk profile for some period of time. We are not unmindful of current yield levels and will respond, as appropriate.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	9.25%	15.22%	11.15%	9.06%
Class C3	9.01	14.72	N/A	17.87
Class Y4	9.38	15.50	N/A	21.09
Class P5	9.35	15.43	11.43	9.29
After deducting maximum sales charge or PACE Select program fee
Class A2	4.32	10.03	10.13	8.31
Class C3	8.26	13.97	N/A	17.87
Class P5	8.25	13.14	9.22	7.12
BofA Merrill Lynch Global High Yield Index (hedged in USD)[6]	8.91	15.99	11.33	9.51
Lipper High Current Yield Funds median	7.00	12.62	8.78	7.52

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 12.85%; 5-year period, 9.61%; since inception, 8.19% Class C—1-year period, 16.75%; since inception, 17.87% Class Y—1 year period, 18.41%; since inception, 21.15% Class P—1-year period, 15.99%; 5-year period, 8.69%; since inception, 7.01%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.32% and 1.28% Class C—1.77% and 1.77% Class Y—1.03% and 1.03% Class P—1.15% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.28%; Class C—1.78%; Class Y—1.03%; and Class P—1.03%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Weighted average duration	3.6 yrs.
Weighted average maturity	4.7 yrs.
Average coupon	7.34%
Net assets (mm)	$329.9
Number of holdings	283
Portfolio composition[1]	01/31/13
Bonds and loan assignments	96.4%
Common stocks and warrants	1.5
Futures and forward foreign currency contracts	(0.2)
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Quality diversification[1]	01/31/13
BB & higher	39.4%
B	36.3
CCC & lower	11.9
Not rated	10.3
Futures and forward foreign currency contracts	(0.2)
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Asset allocation[1]	01/31/13
Corporate bonds	90.7%
Loan assignments	2.0
Non-US government obligation	1.9
Common stocks and warrants	1.5
Asset-backed securities	1.4
Collateralized mortgage obligations	0.4
Futures and forward foreign currency contracts	(0.2)
Cash equivalents and other assets less liabilities	2.3
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]	Value
Corporate bonds—90.73%
Aerospace & defense—1.72%
Alliant Techsystems, Inc. 6.875%, due 09/15/20	2,150,000	$2,359,626
BE Aerospace, Inc. 6.875%, due 10/01/20	500,000	552,500
Ducommun, Inc. 9.750%, due 07/15/18	910,000	998,725
TransDigm, Inc. 7.750%, due 12/15/18	1,600,000	1,778,000
		5,688,851
Agriculture—0.45%
Virgolino de Oliveira Finance Ltd. 11.750%, due 02/09/22[2,3]	1,410,000	1,491,075
Airlines—1.94%
American Airlines Pass Through Trust 2001-01, 6.977%, due 05/23/21	274,364	270,934
Continental Airlines Pass Through Trust 2003-ERJ1, Series RJ03 7.875%, due 07/02/18	720,335	749,149
Continental Airlines Pass Through Trust 2004-ERJ1, Series RJ04 9.558%, due 09/01/19	680,473	717,899
Continental Airlines Pass Through Trust 2005-ERJ1, Series ERJ1 9.798%, due 04/01/21	1,875,463	2,112,241
Delta Air Lines Pass Through Trust 2010-1, Class B 6.375%, due 01/02/16	1,200,000	1,248,000
United Air Lines Pass Through Trust 2009-2A 9.750%, due 01/15/17	567,990	657,448
US Airways Pass Through Trust 2012-1, Class B 8.000%, due 10/01/19	600,000	648,000
		6,403,671
Auto & truck—2.50%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.000%, due 06/15/19[2]	200,000	219,000
8.250%, due 06/15/21[2]	1,950,000	2,164,500
Ford Holdings, Inc. 9.300%, due 03/01/30	1,145,000	1,611,587
9.375%, due 03/01/20	285,000	364,088
Ford Motor Co. 6.625%, due 10/01/28	1,595,000	1,842,983
Navistar International Corp. 8.250%, due 11/01/21[2]	2,092,000	2,055,390
		8,257,548
	Face amount[1]		Value
Corporate bonds—(continued)
Automotive parts—1.04%
Commercial Vehicle Group, Inc. 7.875%, due 04/15/19		1,300,000	$1,313,000
Goodyear Tire & Rubber Co. 7.000%, due 05/15/22[2]		1,550,000	1,662,375
8.250%, due 08/15/20[2]		420,000	460,950
			3,436,325
Banking-non-US—7.10%
Banco Continental SAECA 8.875%, due 10/15/17[3]		1,500,000	1,605,000
Barclays Bank PLC 10.000%, due 05/21/21[4]	GBP	1,350,000	2,806,779
BBVA International Preferred SAU 5.919%, due 04/18/17[5,6]		1,500,000	1,290,000
Belfius Funding NV 1.226%, due 02/09/17[7]	GBP	2,350,000	3,056,222
Canada Square Operations PLC 7.500%, due 12/31/49[5]	GBP	2,355,000	3,710,536
Deutsche Postbank Funding Trust IV 5.983%, due 12/31/49[5,6]	EUR	1,900,000	2,231,546
HBOS Capital Funding LP 6.461%, due 11/30/18[5]	GBP	2,300,000	3,346,857
HBOS PLC 5.125%, due 10/14/15[5,6]	EUR	1,250,000	1,205,189
IKB Deutsche Industriebank AG 1.089%, due 05/28/13[6]	EUR	200,000	264,771
4.500%, due 07/09/13	EUR	1,180,000	1,592,191
National Capital Trust I 5.620%, due 12/31/49[4,5]	GBP	1,500,000	2,305,251
			23,414,342
Banking-US—1.85%
ABN Amro Bank NV 4.310%, due 03/10/16[5,6]	EUR	1,305,000	1,488,421
Dresdner Funding Trust I 8.151%, due 06/30/31[3]		1,600,000	1,652,000
Fifth Third Capital Trust IV 6.500%, due 04/15/37[6]		1,600,000	1,598,000
Wachovia Capital Trust III 5.570%, due 03/29/49[5,6]		750,000	750,000
Wells Fargo & Co., Series K 7.980%, due 03/29/49[5,6]		525,000	603,750
			6,092,171
Beverages—0.08%
Constellation Brands, Inc. 7.250%, due 05/15/17		225,000	259,594
Broadcast—0.78%
Clear Channel Communications, Inc. 5.500%, due 12/15/16		200,000	132,000
6.875%, due 06/15/18		780,000	520,650
7.250%, due 10/15/27		445,000	235,850

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Broadcast—(concluded)
Clear Channel Worldwide Holdings, Inc. 7.625%, due 03/15/20		127,000	$131,445
7.625%, due 03/15/20		1,471,000	1,537,195
			2,557,140
Building & construction—3.35%
Beazer Homes USA, Inc. 8.125%, due 06/15/16		1,630,000	1,772,625
Empresas ICA SAB de C.V. 8.375%, due 07/24/17[3]		1,500,000	1,567,500
K. Hovnanian Enterprises, Inc. 6.500%, due 01/15/14		580,000	581,450
7.250%, due 10/15/20[3]		1,240,000	1,364,000
KB Home 7.500%, due 09/15/22[2]		1,275,000	1,428,000
Pulte Group, Inc. 6.375%, due 05/15/33		567,000	582,592
7.875%, due 06/15/32		870,000	970,050
Shea Homes LP/Shea Homes Funding Corp. 8.625%, due 05/15/19		1,045,000	1,170,400
Standard Pacific Corp. 8.375%, due 05/15/18		1,365,000	1,610,700
			11,047,317
Building materials—0.37%
Interface, Inc. 7.625%, due 12/01/18		1,130,000	1,226,050
Building products—1.84%
Associated Materials LLC 9.125%, due 11/01/17[2]		1,110,000	1,137,750
Desarrolladora Homex SAB de CV 9.500%, due 12/11/19[3]		1,400,000	1,442,000
Urbi Desarrollos Urbanos SAB de CV 9.500%, due 01/21/20[2,3]		1,400,000	1,162,000
USG Corp. 6.300%, due 11/15/16		1,235,000	1,299,837
8.375%, due 10/15/18[3]		210,000	233,100
9.750%, due 01/15/18[7]		690,000	807,300
			6,081,987
Building products-cement—0.84%
Hanson Ltd. 6.125%, due 08/15/16		600,000	657,000
HeidelbergCement Finance BV 7.500%, due 04/03/20	EUR	395,000	622,144
Texas Industries, Inc. 9.250%, due 08/15/20[2]		1,350,000	1,491,750
			2,770,894
Cable—0.48%
Dish DBS Corp. 6.750%, due 06/01/21		675,000	756,000
7.125%, due 02/01/16		750,000	836,250
			1,592,250
	Face amount[1]		Value
Corporate bonds—(continued)
Car rental—0.94%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.810%, due 05/15/14[6]		200,000	$200,002
8.250%, due 01/15/19		1,425,000	1,578,188
Hertz Corp. 6.750%, due 04/15/19		300,000	325,500
7.375%, due 01/15/21		885,000	982,350
			3,086,040
Chemicals—1.22%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18[2]		1,380,000	1,393,800
Huntsman International LLC 8.625%, due 03/15/20[2]		1,115,000	1,259,950
Momentive Performance Materials, Inc. 9.000%, due 01/15/21[2]		235,000	182,125
9.500%, due 01/15/21	EUR	545,000	532,801
10.000%, due 10/15/20[2]		650,000	656,500
			4,025,176
Coal—1.33%
Alpha Natural Resources, Inc. 6.000%, due 06/01/19[2]		1,190,000	1,071,000
6.250%, due 06/01/21		245,000	219,275
Arch Coal, Inc. 7.000%, due 06/15/19[2]		825,000	744,562
7.250%, due 10/01/20[2]		625,000	559,375
7.250%, due 06/15/21[2]		315,000	281,925
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.250%, due 12/15/17		1,020,000	1,083,750
8.500%, due 12/15/19		385,000	418,688
			4,378,575
Commercial services—0.48%
HDTFS, Inc. 5.875%, due 10/15/20[3]		450,000	478,125
Iron Mountain, Inc. 8.375%, due 08/15/21		1,000,000	1,102,500
			1,580,625
Computer software & services—0.47%
NCR Corp. 4.625%, due 02/15/21[3]		620,000	620,775
Sungard Data Systems, Inc. 6.625%, due 11/01/19[3]		900,000	929,250
			1,550,025
Consumer products—0.98%
Albea Beauty Holdings SA 8.375%, due 11/01/19[2,3]		1,600,000	1,692,000
Jarden Corp. 7.500%, due 01/15/20	EUR	550,000	814,002
7.500%, due 01/15/20		670,000	730,300
			3,236,302

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—2.33%
Ardagh Packaging Finance PLC/ Ardagh MP Holdings USA, Inc. 7.000%, due 11/15/20[3]		1,645,000	$1,657,337
Beverage Packaging Holdings Luxembourg II SA 8.000%, due 12/15/16[4]	EUR	205,000	278,349
OI European Group BV 6.875%, due 03/31/17[4]	EUR	115,000	160,129
Owens-Brockway Glass Container, Inc. 7.375%, due 05/15/16		750,000	862,500
Packaging Dynamics Corp. 8.750%, due 02/01/16[3]		1,445,000	1,513,638
Rexam PLC 6.750%, due 06/29/67[4,6]	EUR	1,406,000	1,998,985
Sealed Air Corp. 8.125%, due 09/15/19[3]		1,075,000	1,222,813
			7,693,751
Diversified capital goods—0.37%
Mueller Water Products, Inc. 7.375%, due 06/01/17		445,000	457,238
8.750%, due 09/01/20		680,000	773,500
			1,230,738
Diversified financial services—2.64%
Ally Financial, Inc. 8.000%, due 11/01/31		895,000	1,131,056
8.000%, due 11/01/31		405,000	507,263
Bank of America Corp. 8.000%, due 12/31/49[5,6]		345,000	388,881
First Data Corp. 8.875%, due 08/15/20[3]		2,465,000	2,729,987
GE Capital Trust III 6.500%, due 09/15/67[4,6]	GBP	1,750,000	2,774,168
Mizuho Capital Investment USD 2 Ltd. 14.950%, due 06/30/14[2,3,5,6]		1,000,000	1,173,100
			8,704,455
Diversified manufacturing—0.70%
Bombardier, Inc. 7.500%, due 03/15/18[3]		270,000	303,750
7.750%, due 03/15/20[3]		1,770,000	2,004,525
			2,308,275
Diversified operations—0.73%
Icahn Enterprises LP 8.000%, due 01/15/18		1,825,000	1,955,031
Tomkins LLC/Tomkins, Inc. 9.000%, due 10/01/18		406,000	453,198
			2,408,229
	Face amount[1]	Value
Corporate bonds—(continued)
Electric utilities—1.34%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000%, due 12/01/20	1,528,000	$1,753,380
NRG Energy, Inc. 7.625%, due 01/15/18	250,000	280,625
8.250%, due 09/01/20	1,835,000	2,073,550
8.500%, due 06/15/19	295,000	326,712
		4,434,267
Electric-generation—0.64%
Calpine Corp. 7.250%, due 10/15/17[3]	473,000	501,380
7.875%, due 07/31/20[3]	1,273,000	1,403,483
Tenaska Alabama Partners LP 7.000%, due 06/30/21[3]	189,925	199,896
		2,104,759
Electric-integrated—0.19%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.500%, due 10/01/20[3]	800,000	632,000
Electronics—0.80%
Freescale Semiconductor, Inc. 9.250%, due 04/15/18[3]	1,180,000	1,298,000
10.125%, due 03/15/18[3]	1,219,000	1,346,995
		2,644,995
Finance-captive automotive—1.02%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[3]	1,925,000	1,915,375
Ford Motor Credit Co. LLC 5.875%, due 08/02/21	750,000	852,428
8.125%, due 01/15/20	480,000	604,485
		3,372,288
Finance-noncaptive consumer—1.14%
CIT Group, Inc. 5.000%, due 08/15/22	3,575,000	3,775,636
Finance-other—1.07%
SLM Corp. MTN 8.000%, due 03/25/20	2,000,000	2,315,000
8.450%, due 06/15/18	600,000	714,815
Springleaf Finance Corp. MTN 6.500%, due 09/15/17	545,000	512,300
		3,542,115
Financial services—0.45%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35[6]	1,450,000	1,471,750

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Food products—2.08%
JBS USA LLC/JBS USA Finance, Inc. 8.250%, due 02/01/20[3]		1,685,000	$1,811,375
Minerva Luxembourg SA 7.750%, due 01/31/23[3]		2,100,000	2,152,500
Smithfield Foods, Inc. 6.625%, due 08/15/22		1,030,000	1,127,850
USJ Acucar e Alcool SA 9.875%, due 11/09/19[3]		1,600,000	1,760,000
			6,851,725
Food-wholesale—0.73%
Barry Callebaut Services N.V. 6.000%, due 07/13/17	EUR	140,000	212,426
Post Holdings, Inc. 7.375%, due 02/15/22		1,975,000	2,192,250
			2,404,676
Gaming—2.83%
Caesars Entertainment Operating Co., Inc. 10.000%, due 12/15/18[2]		3,059,000	2,056,091
12.750%, due 04/15/18		370,000	283,050
Isle of Capri Casinos, Inc. 7.750%, due 03/15/19		575,000	621,000
8.875%, due 06/15/20		2,250,000	2,458,125
MGM Resorts International 6.750%, due 10/01/20[3]		808,000	848,400
Mohegan Tribal Gaming Authority 10.500%, due 12/15/16[3]		1,475,000	1,471,313
11.500%, due 11/01/17[3]		285,000	312,075
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20		1,140,000	1,285,350
			9,335,404
Health care providers & services—2.46%
CHS/Community Health Systems, Inc. 5.125%, due 08/15/18		1,805,000	1,899,762
DaVita HealthCare Partners, Inc. 5.750%, due 08/15/22		1,525,000	1,601,250
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17		365,000	417,925
HCA, Inc. 6.500%, due 02/15/16		2,465,000	2,686,850
7.500%, due 02/15/22		55,000	63,525
Kinetic Concepts 10.500%, due 11/01/18[3]		1,365,000	1,460,550
			8,129,862
	Face amount[1]		Value
Corporate bonds—(continued)
Insurance—4.41%
American International Group, Inc. 5.000%, due 04/26/23	GBP	750,000	$1,312,911
Series A2 4.875%, due 03/15/67[6]	EUR	4,500,000	5,590,745
Series A3 5.750%, due 03/15/67[6]	GBP	600,000	894,504
Aviva PLC 6.875%, due 05/22/38[6]	EUR	1,200,000	1,759,710
Hartford Life, Inc. 7.650%, due 06/15/27		885,000	1,119,506
Liberty Mutual Group, Inc. 7.800%, due 03/15/37[3]		2,000,000	2,270,000
Lincoln National Corp. 7.000%, due 05/17/66[6]		1,555,000	1,595,430
			14,542,806
Machinery—0.91%
Boart Longyear Management Pty Ltd. 7.000%, due 04/01/21[3]		1,085,000	1,122,975
Mcron Finance Sub LLC/ Mcron Finance Corp. 8.375%, due 05/15/19[3]		1,150,000	1,207,500
Terex Corp. 6.000%, due 05/15/21[2]		650,000	680,875
			3,011,350
Machinery-agriculture & construction—0.21%
CNH America LLC 7.250%, due 01/15/16[2]		625,000	698,438
Manufacturing-diversified—1.45%
American Railcar Industries, Inc. 7.500%, due 03/01/14		967,000	970,578
Amsted Industries, Inc. 8.125%, due 03/15/18[3]		1,110,000	1,184,925
Kloeckner Pentaplast GmbH & Co. KG 11.625%, due 07/15/17[4]	EUR	900,000	1,375,018
Polypore International, Inc. 7.500%, due 11/15/17[2]		760,000	826,500
SPX Corp. 6.875%, due 09/01/17		390,000	435,825
			4,792,846
Media—1.01%
Clear Channel Communications, Inc. 9.000%, due 03/01/21		775,000	720,750
EN Germany Holdings BV 10.750%, due 11/15/15[4]	EUR	887,000	1,119,461
Lamar Media Corp. 5.875%, due 02/01/22[2]		1,350,000	1,485,000
			3,325,211

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Metals—2.42%
Aleris International, Inc. 6.000%, due 06/01/20[8,9]		13,347	$13,347
7.625%, due 02/15/18		1,415,000	1,471,600
7.875%, due 11/01/20		350,000	371,000
Century Aluminum Co. 8.000%, due 05/15/14		1,173,150	1,184,881
Novelis, Inc. 8.375%, due 12/15/17		2,500,000	2,762,500
8.750%, due 12/15/20		200,000	226,000
Vedanta Resources PLC 8.250%, due 06/07/21[3]		1,700,000	1,955,000
			7,984,328
Metals & mining—1.52%
ArcelorMittal 7.250%, due 03/01/41[7]		750,000	748,689
7.500%, due 10/15/39[7]		2,135,000	2,155,872
FMG Resources August 2006 Pty Ltd. 6.875%, due 02/01/18[2,3]		525,000	544,688
7.000%, due 11/01/15[3]		630,000	656,775
Glencore Finance Europe SA 6.500%, due 02/27/19	GBP	500,000	913,339
			5,019,363
Oil & gas—10.24%
AmeriGas Partners LP/AmeriGas Finance Corp. 6.500%, due 05/20/21		678,000	725,460
Berry Petroleum Co. 6.750%, due 11/01/20		1,120,000	1,209,600
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	515,000	735,979
6.625%, due 08/15/20[2]		2,645,000	2,902,887
6.875%, due 08/15/18[2]		645,000	683,700
Concho Resources, Inc. 5.500%, due 10/01/22		270,000	286,200
5.500%, due 04/01/23		55,000	58,025
6.500%, due 01/15/22		300,000	327,000
7.000%, due 01/15/21		1,635,000	1,806,675
Energy Transfer Equity LP 7.500%, due 10/15/20		1,500,000	1,728,750
EP Energy LLC/EP Energy Finance, Inc. 9.375%, due 05/01/20		1,925,000	2,156,000
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21		430,000	434,300
Forest Oil Corp. 7.250%, due 06/15/19[2]		870,000	872,175
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[3]		400,000	436,000
8.000%, due 02/15/20[3]		355,000	393,163
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Linn Energy LLC/Linn Energy Finance Corp. 6.500%, due 05/15/19	800,000	$815,000
7.750%, due 02/01/21	500,000	535,000
8.625%, due 04/15/20	1,790,000	1,973,475
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.500%, due 08/15/21	925,000	1,003,625
OGX Petroleo e Gas Participacoes SA 8.500%, due 06/01/18[2,3]	1,395,000	1,300,837
Petroleos de Venezuela SA 12.750%, due 02/17/22[4]	4,400,000	5,005,000
Precision Drilling Corp. 6.500%, due 12/15/21	615,000	659,588
6.625%, due 11/15/20	855,000	912,712
Regency Energy Partners LP/Regency Energy Finance Corp. 5.500%, due 04/15/23	905,000	959,300
Samson Investment Co. 9.750%, due 02/15/20[3]	1,425,000	1,515,844
Swift Energy Co. 7.125%, due 06/01/17	500,000	511,250
8.875%, due 01/15/20	1,520,000	1,649,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.250%, due 05/01/23[3]	1,300,000	1,352,000
7.875%, due 10/15/18	730,000	799,350
		33,748,095
Oil services—1.49%
Basic Energy Services, Inc. 7.750%, due 02/15/19	420,000	417,900
7.750%, due 10/15/22	1,310,000	1,287,075
Cie Generale de Geophysique - Veritas 6.500%, due 06/01/21	1,350,000	1,434,375
Helix Energy Solutions Group, Inc. 9.500%, due 01/15/16[3]	721,000	740,827
Hornbeck Offshore Services, Inc. 5.875%, due 04/01/20	650,000	682,500
8.000%, due 09/01/17	335,000	357,613
		4,920,290
Packaging—1.28%
Reynolds Group Issuer 8.500%, due 05/15/18	1,765,000	1,853,250
9.875%, due 08/15/19	2,175,000	2,376,187
		4,229,437

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Paper & forest products—1.09%
Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.000%, due 04/01/20		155,000	$171,663
Domtar Corp. 9.500%, due 08/01/16		250,000	295,935
Mead Products LLC/ACCO Brands Corp. 6.750%, due 04/30/20[2,3]		570,000	605,625
Norske Skogindustrier ASA 7.000%, due 06/26/17	EUR	505,000	478,268
7.125%, due 10/15/33[3]		1,850,000	1,082,250
Stora Enso Oyj 7.250%, due 04/15/36[3]		1,000,000	950,000
			3,583,741
Pipelines—0.84%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 5.875%, due 08/01/23[3]		1,195,000	1,192,013
Georgian Oil and Gas Corp. 6.875%, due 05/16/17[3]		1,500,000	1,567,500
			2,759,513
Rental auto/equipment—1.03%
United Rentals North America, Inc. 7.375%, due 05/15/20		275,000	302,500
7.625%, due 04/15/22		270,000	301,050
8.375%, due 09/15/20[2]		2,525,000	2,783,812
			3,387,362
Retail—0.20%
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, due 08/01/21		593,000	646,370
Steel—1.38%
AK Steel Corp. 7.625%, due 05/15/20[2]		1,350,000	1,225,125
8.375%, due 04/01/22[2]		400,000	366,000
APERAM 7.375%, due 04/01/16[3]		1,000,000	970,000
US Steel Corp. 7.000%, due 02/01/18[2]		1,170,000	1,251,900
7.500%, due 03/15/22[2]		700,000	742,000
			4,555,025
Telecom-integrated/services—1.22%
Hughes Satellite Systems Corp. 7.625%, due 06/15/21		793,000	907,985
Intelsat Luxembourg SA 11.500%, due 02/04/17[10]		2,950,000	3,127,000
			4,034,985
	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunication services—1.48%
Alcatel-Lucent USA, Inc. 6.450%, due 03/15/29		1,020,000	$795,600
Colombia Telecomunicaciones SA ESP 5.375%, due 09/27/22[3]		300,000	301,500
CommScope, Inc. 8.250%, due 01/15/19[3]		2,135,000	2,332,487
Satmex Escrow SA de C.V. 9.500%, due 05/15/17		1,400,000	1,456,000
			4,885,587
Telephone-integrated—2.25%
Frontier Communications Corp. 7.000%, due 11/01/25		965,000	955,350
7.125%, due 01/15/23		600,000	637,500
Sprint Capital Corp. 6.900%, due 05/01/19		3,670,000	3,991,125
8.750%, due 03/15/32		1,570,000	1,852,600
			7,436,575
Transportation—0.93%
Stena AB 5.875%, due 02/01/19[4]	EUR	650,000	909,048
6.125%, due 02/01/17[4]	EUR	1,500,000	2,144,137
			3,053,185
Transportation services—2.00%
CEVA Group PLC 8.375%, due 12/01/17[3]		1,362,000	1,392,645
CHC Helicopter SA 9.250%, due 10/15/20		2,555,000	2,733,850
Hapag-Lloyd AG 9.750%, due 10/15/17[2,3]		1,130,000	1,161,075
PHI, Inc. 8.625%, due 10/15/18		1,000,000	1,093,750
Teekay Corp. 8.500%, due 01/15/20		195,000	210,600
			6,591,920
Wireless telecommunication services—2.09%
Crown Castle International Corp. 7.125%, due 11/01/19		1,000,000	1,111,250
MetroPCS Wireless, Inc. 6.625%, due 11/15/20		490,000	519,400
7.875%, due 09/01/18		500,000	541,250
Sprint Nextel Corp. 6.000%, due 11/15/22		750,000	753,750
8.375%, due 08/15/17		325,000	375,781
9.125%, due 03/01/17		825,000	969,375
ViaSat, Inc. 6.875%, due 06/15/20		1,134,000	1,210,545
Windstream Corp. 6.375%, due 08/01/23[2,3]		1,420,000	1,423,550
			6,904,901
Total corporate bonds (cost—$272,819,414)			299,332,211

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[1]		Value
Loan assignments[6]—1.96%
Airlines—0.73%
US Airways Group, Inc. Term Loan 2.500%, due 03/21/14		2,430,556	$2,416,896
Broadcast—0.30%
Clear Channel Communications, Inc. Term Loan B 3.862%, due 11/13/15		1,119,652	967,737
Computer software & services—0.40%
Sungard Data Systems, Inc. Tranche B 3.625%, due 02/26/16		1,293,152	1,303,252
Support-services—0.30%
KAR Auction Services, Inc. Term Loan B 3.750%, due 05/19/17		985,000	998,229
Wireless telecommunication services—0.23%
MetroPCS Wireless, Inc. Extended Term Loan B 3.821%, due 11/03/16		764,730	768,554
Total loan assignments (cost—$6,305,270)			6,454,668
Non-US government obligation—1.86%
Sovereign—1.86%
Portugal Obrigacoes do Tesouro OT 4.950%, due 10/25/23[4] (cost—$5,147,628)	EUR	5,000,000	6,151,789
Asset-backed securities—1.43%
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A 0.274%, due 05/25/37[6]		518,047	391,095
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV1 0.334%, due 04/25/37[6]		522,686	460,645
HSI Asset Securitization Corp. Trust, Series 2007-NC1, Class A1 0.304%, due 04/25/37[6]		730,348	637,109
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A2A 0.314%, due 03/25/37[6]		1,363,913	925,864
Morgan Stanley Capital, Inc., Series 2006-HE6, Class A2B 0.304%, due 09/25/36[6]		407,524	276,251
Series 2006-HE8, Class A2B 0.304%, due 10/25/36[6]		199,553	116,472
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1 5.893%, due 06/25/37[7]		1,447,393	857,397
	Face amount[1]	Value
Asset-backed securities—(concluded)
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2 0.314%, due 01/25/37[6]	1,024,628	$633,120
Series 2007-OPT1, Class 2A1 0.284%, due 06/25/37[6]	447,535	424,046
Total asset-backed securities (cost—$6,703,720)		4,721,999
Collateralized mortgage obligations—0.38%
Banc of America Mortgage Securities, Series 2005-J, Class 1A1 3.000%, due 11/25/35[6]	637,046	565,835
GSAA Home Equity Trust, Series 2006-14, Class A1 0.254%, due 09/25/36[6]	764,450	375,936
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1 2.415%, due 11/25/36[6]	375,372	316,618
Total collateralized mortgage obligations (cost—$1,758,708)		1,258,389
	Number of shares
Common stocks—1.06%
Automobiles—0.55%
General Motors Co.*	53,428	1,500,792
Motors Liquidation Co. GUC Trust*,11	13,413	313,194
		1,813,986
Construction materials—0.22%
US Concrete, Inc.*,8	59,953	713,440
Diversified financial services—0.15%
CIT Group, Inc.*	11,794	499,476
Metals—0.14%
Aleris International, Inc.*,8,9	15,446	468,323
Total common stocks (cost—$3,829,917)		3,495,225
	Number of warrants
Warrants*—0.48%
Automobiles—0.46%
General Motors Co., strike price $10.00, expires 07/10/16	48,571	915,078
General Motors Co., strike price $18.33, expires 07/10/19	48,571	592,566
		1,507,644

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of warrants	Value
Warrants*—(concluded)
Cable—0.02%
Charter Communications, Inc., strike price $46.86, expires 11/30/14	1,818	$61,357
Total warrants (cost—$2,020,844)		1,569,001
	Face amount[1]
Repurchase agreement—1.14%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $3,744,624 US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$3,833,202); proceeds: $3,758,001 (cost—$3,758,000)	$3,758,000	3,758,000
	Number of shares	Value
Investment of cash collateral from securities loaned—11.29%
Money market fund—11.29%
UBS Private Money Market Fund LLC[12] (cost—$37,245,303)	37,245,303	$37,245,303
Total investments (cost—$339,588,804)—110.33%		363,986,585
Liabilities in excess of other assets—(10.33)%		(34,090,003)
Net assets—100.00%		$329,896,582

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$30,437,700
Gross unrealized depreciation	(6,039,919)
Net unrealized appreciation	$24,397,781

Futures contracts

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
US Treasury futures sell contracts:
269	USD	US Treasury Note 2 Year Futures	March 2013	$59,292,812	$59,293,485	$(673)
260	USD	US Treasury Note 5 Year Futures	March 2013	32,365,288	32,170,937	194,351
				$91,658,100	$91,464,422	$193,678

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BOA	EUR	27,438,000	USD	35,962,712	02/28/13	$(1,297,803)
BOA	GBP	11,897,000	USD	19,149,649	02/28/13	283,556
JPMCB	EUR	2,200,000	USD	2,899,574	02/28/13	(88,003)
JPMCB	GBP	1,400,000	USD	2,244,176	02/28/13	24,076
JPMCB	USD	7,675,037	EUR	5,800,000	02/28/13	201,302
						$(876,872)

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2013 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$299,318,864	$13,347	$299,332,211
Loan assignments	—	6,454,668	—	6,454,668
Non-US government obligation	—	6,151,789	—	6,151,789
Asset-backed securities	—	4,721,999	—	4,721,999
Collateralized mortgage obligations	—	1,258,389	—	1,258,389
Common stocks	3,026,902	—	468,323	3,495,225
Warrants	1,569,001	—	—	1,569,001
Repurchase agreement	—	3,758,000	—	3,758,000
Investment of cash collateral from securities loaned	—	37,245,303	—	37,245,303
Futures contracts, net	193,678	—	—	193,678
Forward foreign currency contracts, net	—	(876,872)	—	(876,872)
Total	$4,789,581	$358,032,140	$481,670	$363,303,391

At January 31, 2013, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2013:

	Corporate bonds	Common stocks	Total
Beginning balance	$13,357	$641,936	$655,293
Purchases	—	—	—
Sales	(0)	—	—
Accrued discounts/(premiums)	(46)	—	(46)
Total realized gain/(loss)	0	—	—
Net change in unrealized appreciation/depreciation	36	(173,613)	(173,577)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$13,347	$468,323	$481,670

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2013 was $(173,567).

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2013 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	74.7%
Luxembourg	4.6
United Kingdom	4.3
Canada	1.9
Portugal	1.7
Netherlands	1.6
Mexico	1.5
Venezuela	1.4
Germany	1.2
Australia	1.2
Jersey	0.9
Sweden	0.8
Brazil	0.5
Ireland	0.5
Paraguay	0.4
Georgia	0.4
Norway	0.4
France	0.4
Austria	0.4
Spain	0.3
Cayman Islands	0.3
Finland	0.3
Colombia	0.1
Belgium	0.1
Marshall Islands	0.1
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at January 31, 2013.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 21.12% of net assets as of January 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2013, the value of these securities amounted to 8.19% of net assets.

5  Perpetual bond security. The maturity date reflects the next call date.

6  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2013, and changes periodically.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Illiquid securities representing 0.36% of net assets as of January 31, 2013.

9  Security is being fair valued by a valuation committee under the direction of the board of trustees.

10  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

11  Security exchanged on 04/21/11; position represents remaining escrow balance expected to be received upon finalization of debt restructuring.

12  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the six months ended 01/31/13	Sales during the six months ended 01/31/13	Value at 01/31/13	Net income earned from affiliate for the six months ended 01/31/13
UBS Private Money Market Fund LLC	$54,823,665	$85,964,150	$103,542,512	$37,245,303	$13,881
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 14.29% before the deduction of the maximum PACE Select program fee. (Class P shares returned 13.15% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 1000 Value Index (the "benchmark") returned 13.97%, and the Lipper Large-Cap Value Funds category posted a median return of 13.26%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 96. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

ICAP

Our portion of the Portfolio outperformed the benchmark during the reporting period. Overall, the portfolio is built on a stock-by-stock basis and reflects the individual names that we believe have a combination of attractive valuations and catalysts likely to trigger appreciation over a 12- to 18-month timeframe. In a period characterized by strong, positive returns and lower volatility than in recent prior periods, performance for the reporting period was primarily driven by stock selection in several key areas.

Stock selection in consumer services was beneficial for performance, as media companies Time Warner and Viacom both benefited from stronger ratings and increased revenue from affiliate fees. Stock selection in the information technology sector also added to performance. This strong sector performance was led by Texas Instruments and Cisco Systems, as improving operating margins and outlooks and a boost in their dividends helped both of these stocks to outperform. Another holding that added value was diversified financial firm Citigroup. In our opinion, the stock outperformed as efforts to restructure and become more efficient have begun to pay off, given increased operating margins. Elsewhere, we were underweight the utilities sector, as we believed it was overvalued. This was relatively beneficial, given the sector's underperformance during the reporting period.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena")

Portfolio Managers:

ICAP: Jerrold Senser, Thomas M. Cole and Thomas Wenzel;

Westwood: Mark R. Freeman, Jay K. Singhania, Lisa Dong, Todd L. Williams and Scott D. Lawson;

Pzena: Antonio DeSpirito, III, Richard S. Pzena, John P. Goetz and Benjamin Silver

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that exhibit excessive deterioration in earnings trends. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it chooses common stocks it believes are currently undervalued.

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

Stock selection in the energy sector detracted from performance, as Occidental Petroleum and Encana lagged the benchmark. Occidental Petroleum was hindered by increased costs and lower production growth, while low natural gas prices weighed on Encana. We sold Occidental Petroleum from our portion of the Portfolio, in favor of other stocks with clearer catalysts for appreciation. Individual positions that detracted from performance included global wireless communications provider Vodafone and software giant Microsoft. While weakness in Vodafone's Southern Europe businesses weighed on results, the company continued to have strength in the US and emerging markets. We continued to find the stock attractively valued with good potential to return cash to shareholders via the prospect of continued receipt of dividends from Verizon Wireless (Vodafone owns 45%). While Microsoft's Windows 7 continued to have strong corporate adoption, Windows 8 will take longer than expected for the marketplace to assess, due to limited availability of hardware, and we sold the position from our portion of the Portfolio during the period. Elsewhere, underweighting the financials sector detracted from performance, as the sector outperformed during the reporting period.

Derivatives were not used during the reporting period.

Westwood

Our portion of the Portfolio underperformed the benchmark during the reporting period, primarily due to security selection in the consumer staples, consumer discretionary, health care and information technology sectors. An underweight in financial services also detracted from results, as the sector outperformed during the reporting period. While our higher beta stocks rose sharply, overall performance was tempered by our bias toward stable, dividend-paying companies. (Beta is a measure of volatility or risk relative to the market as a whole.) In information technology, our positions in Microsoft, Intel Corp. and EMC Corp. were negatively impacted by weak personal computer sales. We sold Intel Corp. from our portion of the Portfolio, as we believe aggressive spending combined with the possibility of an overly optimistic forward outlook increase the risk in this company. Health care performance was hurt by our position in Teva Pharmaceuticals, which disappointed investors when it discussed a plan to cut costs to offset the loss of Copaxone revenues.

Security selection in utilities and energy aided performance during the reporting period. Underweights in utilities and real estate investment trusts (REITs) also aided our relative results, as they were both underperformers during the reporting period. Our holdings in financial services company Bank of America and JPMorgan Chase were rewarded during the reporting period. Bank of America allayed concerns over capital levels, as it continued to strengthen its balance sheet and appears on track to surpass regulatory capital hurdles well in advance of deadlines, while JPMorgan Chase performed well on increasing US economic optimism. Other top performers were found in the consumer discretionary and information technology sectors. For example, General Motors rose due to strong North American operating results, Time Warner posted strong earnings as a result of growing margins and lower taxes, and Cisco Systems benefited from improvement in its US enterprise business.

Investment process (concluded)

Other key metrics it considers are return on equity, debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

Derivatives were not used during the reporting period.

Pzena

The guarded optimism that emerged during the latter half of 2012 continued into early 2013, as central bank interventions in both the US and Europe, an improving US housing market, the resolution of the US presidential election and optimism surrounding the potential resolution of the fiscal cliff helped economically sensitive sectors produce strong returns. Against this backdrop, our portion of the Portfolio outperformed the benchmark during the reporting period.

The materials and processing, financial services and technology sectors contributed the most to our results. We should note that housing-related companies, which benefited from the upturn in US housing, make up virtually our entire portion of the Portfolio's holdings in the materials and processing sector. Some of the largest contributors in the financial services sector were our holdings in Citigroup, Bank of America and State Street Corp., as money center banks continued making a strong comeback, as did Morgan Stanley in investment banking and Allstate insurance. Masco Corp. and PPG Industries were strong performers among our housing-related holdings. Computer Sciences Corp. led our technology holdings, as its turnaround plan started to show results. We sold our position in Computer Sciences Corp. from our portion of the Portfolio when it appreciated to what we believed to be fair value. The largest detractor from our results during the reporting period was Apollo Group, a for-profit educator, as it has been negatively impacted by growing competition from not-for-profit educators in online education.

Dramatic valuation disparities exist in today's financial markets. Bonds and equities with stable earnings or high dividend yields are at or close to peak valuations, while many companies with cyclical earnings remain depressed. It has created a paradox: assets that are traditionally considered safe (i.e., US Treasuries and investment grade corporate debt) have become more risky as interest rates plunge toward zero, while economically sensitive stocks have arguably become less risky and, as their valuations languish, earnings improve and balance sheets strengthen. The opportunity to own assets deemed risky is exceptionally attractive relative to history, in our view, as risk appears significantly mispriced in today's markets.

As a result of the valuation mentioned above, our largest exposures are in the financial services and technology sectors, representing 37% and 18% of our portion of the Portfolio, respectively. In contrast, we have less than 10% aggregate exposure to consumer staples, health care and utilities. Although the financial services sector generated strong returns in 2012, relative valuations were close to all-time lows heading into 2013, leaving them trading well below fair value at year-end. Notwithstanding the recent somewhat better climate, our portion of the Portfolio continues to be among the cheapest in our history, and we are encouraged by today's depth of opportunities for our deep value approach.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	14.18%	15.65%	2.01%	7.57%
Class C2	13.73	14.73	1.20	6.71
Class Y3	14.29	15.90	2.32	7.92
Class P4	14.29	15.90	2.27	7.84
After deducting maximum sales charge or PACE Select program fee
Class A1	7.87	9.30	0.86	6.96
Class C2	12.73	13.73	1.20	6.71
Class P4	13.15	13.60	0.24	5.70
Russell 1000 Value Index[5]	13.97	20.58	2.70	8.33
Lipper Large-Cap Value Funds median	13.26	17.24	2.12	7.36

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 9.05%; 5-year period, (1.40)%; 10-year period, 6.19%; Class C—1-year period, 13.55%; 5-year period, (1.07)%; 10-year period, 5.94%; Class Y—1-year period, 15.72%; 5-year period, 0.02%; 10-year period, 7.12%; Class P—1-year period, 13.43%; 5-year period, (2.01)%; 10-year period, 4.93%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.18% and 1.18%; Class C—1.98% and 1.98%; Class Y—0.94% and 0.94%; and Class P—0.93% and 0.93%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class C—2.02%; Class Y—1.02% and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Net assets (mm)	$1,278.6
Number of holdings	94
Portfolio composition[1]	01/31/13
Common stocks	89.8%
ADRs	7.2
Cash equivalents and other assets less liabilities	3.0
Total	100.0%
Top five sectors[1]	01/31/13
Financials	22.6%
Health care	17.0
Consumer discretionary	13.2
Information technology	12.8
Energy	11.6
Total	77.2%
Top ten equity holdings[1]	01/31/13
Pfizer, Inc.	2.9%
Time Warner, Inc.	2.9
Johnson & Johnson	2.9
JPMorgan Chase & Co.	2.9
Cisco Systems, Inc.	2.5
Honeywell International, Inc.	2.5
Vodafone Group PLC, ADR	2.4
Viacom, Inc., Class B	2.4
Citigroup, Inc.	2.2
Baxter International, Inc.	2.0
Total	25.6%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 196.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—97.03%
Aerospace & defense—5.10%
General Dynamics Corp.	132,700	$8,798,010
Honeywell International, Inc.	459,450	31,352,868
L-3 Communications Holdings, Inc.	116,054	8,810,820
Northrop Grumman Corp.	110,350	7,177,164
The Boeing Co.	123,100	9,093,397
		65,232,259
Auto components—2.39%
Delphi Automotive PLC*	264,925	10,242,001
Genuine Parts Co.	69,300	4,714,479
Johnson Controls, Inc.	503,250	15,646,042
		30,602,522
Automobiles—0.71%
General Motors Co.*	324,600	9,118,014
Beverages—1.23%
Molson Coors Brewing Co., Class B	137,573	6,215,548
PepsiCo, Inc.	131,300	9,565,205
		15,780,753
Building products—0.58%
Masco Corp.	404,300	7,435,077
Capital markets—4.37%
Ameriprise Financial, Inc.	75,100	4,980,632
BlackRock, Inc.	36,900	8,718,732
Franklin Resources, Inc.	65,825	9,010,126
Invesco Ltd.	297,725	8,113,006
Morgan Stanley	318,750	7,283,438
State Street Corp.	181,650	10,108,822
The Goldman Sachs Group, Inc.	51,850	7,666,541
		55,881,297
Chemicals—2.33%
Monsanto Co.	122,750	12,440,713
PPG Industries, Inc.[1]	54,975	7,579,403
The Dow Chemical Co.	304,300	9,798,460
		29,818,576
Commercial banks—3.43%
BB&T Corp.	261,600	7,921,248
CIT Group, Inc.*	222,000	9,401,700
PNC Financial Services Group, Inc.	116,950	7,227,510
Wells Fargo & Co.	552,350	19,238,350
		43,788,808
Communications equipment—2.50%
Cisco Systems, Inc.	1,553,600	31,957,552
Computers & peripherals—2.55%
Dell, Inc.	492,525	6,521,031
EMC Corp.*	429,000	10,557,690
Hewlett-Packard Co.	943,000	15,568,930
		32,647,651
Consumer finance—1.14%
Capital One Financial Corp.	258,500	14,558,720
	Number of shares	Value
Common stocks—(continued)
Diversified consumer services—0.26%
Apollo Group, Inc., Class A*	164,555	$3,327,302
Diversified financial services—6.37%
Bank of America Corp.	1,425,375	16,135,245
Citigroup, Inc.	681,481	28,731,239
JPMorgan Chase & Co.	776,743	36,545,758
		81,412,242
Electric utilities—1.40%
American Electric Power Co., Inc.	219,500	9,941,155
Entergy Corp.	122,900	7,939,340
		17,880,495
Electronic equipment, instruments & components—1.28%
TE Connectivity Ltd.	420,275	16,340,292
Energy equipment & services—1.70%
Baker Hughes, Inc.	175,800	7,861,776
Halliburton Co.	341,550	13,894,254
		21,756,030
Food & staples retailing—1.13%
CVS Caremark Corp.	187,400	9,594,880
Wal-Mart Stores, Inc.	69,100	4,833,545
		14,428,425
Food products—0.78%
General Mills, Inc.	238,000	9,981,720
Health care equipment & supplies—4.40%
Baxter International, Inc.	373,950	25,368,768
Becton, Dickinson and Co.	92,750	7,794,710
Covidien PLC	371,300	23,146,842
		56,310,320
Health care providers & services—2.02%
Cardinal Health, Inc.	231,300	10,133,253
Laboratory Corp. of America Holdings*	61,725	5,524,388
McKesson Corp.	96,800	10,186,264
		25,843,905
Industrial conglomerates—1.68%
General Electric Co.	963,350	21,463,438
Insurance—7.35%
ACE Ltd.	139,850	11,933,400
Aflac, Inc.	169,500	8,993,670
American International Group, Inc.*	547,475	20,710,979
Axis Capital Holdings Ltd.	305,525	11,692,442
Hartford Financial Services Group, Inc.	210,200	5,212,960
MetLife, Inc.	540,900	20,197,206
The Allstate Corp.	232,800	10,219,920
The Travelers Cos., Inc.	63,200	4,958,672
		93,919,249
Internet software & services—0.58%
Google, Inc., Class A*	9,850	7,443,547

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Machinery—0.72%
Cummins, Inc.	79,900	$9,174,917
Media—7.64%
Comcast Corp., Class A	247,400	9,420,992
Omnicom Group, Inc.	212,733	11,547,147
The Walt Disney Co.	179,800	9,687,624
Time Warner, Inc.	728,600	36,808,872
Viacom, Inc., Class B	500,750	30,220,263
		97,684,898
Metals & mining—0.85%
Barrick Gold Corp.	340,950	10,883,124
Multiline retail—0.78%
Target Corp.	165,000	9,967,650
Oil, gas & consumable fuels—10.67%
Anadarko Petroleum Corp.	120,400	9,634,408
BP PLC, ADR	325,365	14,485,250
Chevron Corp.	85,100	9,799,265
Encana Corp.[1]	360,850	6,986,056
EQT Corp.	162,400	9,648,184
Exxon Mobil Corp.	280,150	25,205,096
Marathon Oil Corp.	671,700	22,575,837
Occidental Petroleum Corp.	173,800	15,341,326
Royal Dutch Shell PLC, ADR	203,589	14,357,096
Southwestern Energy Co.*	243,150	8,340,045
		136,372,563
Pharmaceuticals—10.55%
Abbott Laboratories	421,750	14,288,890
AbbVie, Inc.	131,900	4,839,411
Johnson & Johnson	495,400	36,619,968
Merck & Co., Inc.	203,000	8,779,750
Novartis AG, ADR	351,200	23,818,384
Pfizer, Inc.	1,367,302	37,299,999
Teva Pharmaceutical Industries Ltd., ADR	243,600	9,254,364
		134,900,766
Road & rail—0.82%
Union Pacific Corp.	79,200	10,411,632
	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—1.85%
Texas Instruments, Inc.	714,750	$23,643,930
Software—4.08%
Adobe Systems, Inc.*	253,900	9,605,037
Microsoft Corp.	771,252	21,186,292
Oracle Corp.	601,400	21,355,714
		52,147,043
Specialty retail—1.42%
Advance Auto Parts, Inc.	67,395	4,954,880
Staples, Inc.	981,400	13,229,272
		18,184,152
Wireless telecommunication services—2.37%
Vodafone Group PLC, ADR	1,109,400	30,308,808
Total common stocks (cost—$1,041,406,561)		1,240,607,677
	Face amount
Repurchase agreement—2.72%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $34,698,057 US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$35,518,830); proceeds: $34,822,010 (cost—$34,822,000)	$34,822,000	34,822,000
	Number of shares
Investment of cash collateral from securities loaned—0.84%
Money market fund—0.84%
UBS Private Money Market Fund LLC[2] (cost—$10,772,888)	10,772,888	10,772,888
Total investments (cost—$1,087,001,449)—100.59%		1,286,202,565
Liabilities in excess of other assets—(0.59)%		(7,581,006)
Net assets—100.00%		$1,278,621,559

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$228,978,078
Gross unrealized depreciation	(29,776,962)
Net unrealized appreciation	$199,201,116

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,240,607,677	$—	$—	$1,240,607,677
Repurchase agreement	—	34,822,000	—	34,822,000
Investment of cash collateral from securities loaned	—	10,772,888	—	10,772,888
Total	$1,240,607,677	$45,594,888	$—	$1,286,202,565

At January 31, 2013, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	85.1%
United Kingdom	4.6
Switzerland	4.1
Ireland	1.8
Bermuda	1.5
Canada	1.4
Jersey	0.8
Israel	0.7
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2013.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for more information.

Security description	Value at 07/31/12	Purchases during the six months ended 01/31/13	Sales during the six months ended 01/31/13	Value at 01/31/13	Net income earned from affiliate for the six months ended 01/31/13
UBS Private Money Market Fund LLC	$—	$77,202,878	$66,429,990	$10,772,888	$2,330

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 9.08% before the deduction of the maximum PACE Select program fee. (Class P shares returned 7.99% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 1000 Growth Index (the "benchmark") returned 7.75%, and the Lipper Large-Cap Growth Funds category posted a median return of 9.10%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 106. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Please note: On October 5, 2012, J.P. Morgan Investment Management Inc. began serving as a third Sub-Advisor for this fund, replacing Wellington Management and Marsico, which were both terminated as Sub-Advisors for the Portfolio effective October 4, 2012.

Delaware

Our portion of the Portfolio outperformed its benchmark during the reporting period. Strong stock selection, particularly in the technology and financial services sectors, more than offset the negative impacts from our underweights to the consumer discretionary and producer durables sectors.

In terms of individual holdings, top contributors to performance included EOG Resources, Allergan and Visa. Visa reported solid earnings and released an encouraging outlook for 2013. This likely increased investors' overall confidence that the recently implemented federal regulations on debit transactions would have a relatively minor impact on Visa's business. As one of the leaders in the electronic payment network, Visa is well positioned, in our opinion, to benefit from the secular global trend of payment transactions moving from paper-based currency to electronic transactions. Furthermore, Visa has shown in recent years that, despite a more difficult consumer spending environment, the company's flexible business model can be somewhat buffered by swings in economic cycles and can grow its profitability even in difficult periods.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Wellington Management Company, LLP ("Wellington Management") until October 4, 2012, Marsico Capital Management, LLC ("Marsico") until October 4, 2012, Delaware Management Company ("Delaware"); Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Managers:

Wellington Management: Andrew Shilling;

Marsico: Thomas Marsico and Coralie Witter

Delaware: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen

Roxbury: Brian L. Massey and Silas A. Myers

J.P. Morgan: Gregory B. Luttrell

Objective:

Capital appreciation

Investment process:

Wellington Management applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

The largest detractors from performance in our portion of the Portfolio during the reporting period were VeriSign, Perrigo and priceline.com. VeriSign struggled during the period, as its renewal as the sole provider for Internet domain name registrations was first delayed and then ultimately awarded by the federal government, but with a restriction on price increases. This restriction was a new and surprising development and may have caused investors to question the company's ability to remain the sole domain provider. The restriction may have also triggered concerns regarding the attractiveness of its business model, if its profitability is potentially limited by the new government mandate.

Derivatives were not used during the reporting period.

Roxbury

Our portion of the Portfolio outperformed the benchmark during the reporting period. The largest contributors to results were from the consumer discretionary and industrials sectors.

Within consumer discretionary, stock selection contributed to performance. In particular, our positions in Home Depot and Starbucks were rewarded, as Home Depot's stock benefited from the improving housing market in the US and Starbucks continued to gain market share as it expands into the global marketplace. Industrials benefited from favorable stock selection and a slight overweight versus the benchmark. Within this sector, Canadian Pacific Railway and Honeywell were top contributors to performance during the reporting period.

Apple and Microsoft detracted from results in our portion of the Portfolio during the reporting period. However, both companies had a relatively small impact on our overall performance. Investors were concerned about Apple's ability to maintain its dominant market share and margin profile in tablets and smartphones, as lower priced units and emerging markets become a larger portion of the overall market. In January 2013, we reallocated a portion of our sizable investment in Apple toward more attractive opportunities. However, our investment thesis for Apple and its discount to intrinsic value remain intact. Microsoft sold off on soft personal computer demand due to macro related concerns and the slow uptake of Windows 8 on the consumer front. Additionally, Steven Sinofsky, the head of Microsoft's Windows division, unexpectedly resigned. We remain committed to our investment thesis and expect a gradual increase in Windows 8 sales as new hardware devices come to market.

Investment process (continued)

competitive environment. It then seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Marsico's stock selection process may focus on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

The philosophy and process employed by our team has led to certain sector allocation differentials versus the benchmark. The consumer staples and energy sectors are meaningfully overweight, as we believe that the strong fundamentals of these businesses, attractive valuations and the secular demand story should provide investors with attractive absolute and relative returns. Elsewhere, the financials sector remains a significant overweight, partially due to our positions in American Tower and Berkshire Hathaway.

Derivatives were not a part of our investment strategy during the reporting period.

J.P. Morgan

Our portion of the Portfolio outperformed the benchmark during the reporting period from our inception as a Sub-Advisor on October 5, 2012, through January 31, 2013. Our outperformance was largely due to stock selection in the consumer discretionary and energy sectors. Conversely, stock selection in the health care sector and an underweight to the producer durables sector detracted from results.

Individual stocks that contributed to performance in our portion of the Portfolio include ARM Holdings, a designer of microprocessors, and Kansas City Southern, a freight railroad company. While ARM Holdings reported in-line third quarter results, its shares moved higher given a combination of the company affirming that unit growth estimates in the smartphone market were too low and showing signs of executing well in its tablet business and newly entered server business. Shares of Kansas City Southern rallied due to an increasingly favorable outlook for several of its businesses, including cross-border intermodal freight, and due to the fact that it reported solid automotive and energy-related volumes.

Detracting from performance in our portion of the Portfolio were shares of Express Scripts, a pharmacy benefits management ("PBM") company, and Teradata, a data analytics technology company. Shares of Express Scripts fell after the company announced an outlook that was below consensus expectations. While the company continues to achieve synergies with its large acquisition of Medco, making it one of the largest PBM companies, there is little room for more growth via acquisitions. We continue to maintain our position in the company. Shares of Teradata, a provider of data analysis and warehouse solutions, were weak during the reporting period. Earnings and an outlook that fell short of expectations sent its shares lower. Further pressuring the stock was the onset of new competitive concerns due to Amazon Web Services' announcement of its Redshift offering, a competing cloud-based data warehousing service.

We continue to focus on identifying companies that possess three key characteristics: a large addressable market undergoing meaningful change, a sustainable competitive advantage with strong execution, and positive earnings revisions. We are currently finding attractive opportunities in the health care, information technology and financial services sectors, which are our largest overweights. Our largest underweights are in the producer durables, consumer staples and consumer discretionary sectors.

Derivatives were not a part of our investment strategy during the reporting period.

Investment process (concluded)

considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

Wellington Management (Note: Wellington Management was terminated as a Sub-Advisor for the Portfolio effective October 4, 2012, and its portion of the Portfolio was transitioned to J.P. Morgan. The following commentary only covers the period of time during which Wellington Management sub-advised a portion of the Portfolio, from August 1, 2012 to October 4, 2012.)

Our portion of the Portfolio outperformed its benchmark during the reporting period, largely driven by stock selection. Sector allocation, a residual of the bottom-up stock selection process, also added to relative results.

Stock selection within the information technology, consumer staples and health care sectors contributed the most to results in our portion of the Portfolio during the reporting period. Top performing holdings included Green Mountain Coffee, Gilead Sciences and Lowe's Companies. Green Mountain Coffee, a leading provider of single cup brewers and portion packs for coffee and other beverages, was a main contributor in the consumer staples sector, as its shares outperformed after reporting solid quarterly revenue and earnings. Additionally, investors were encouraged by management's announcement of a $500 million stock buyback and expectations of being free cash flow positive in 2013 and beyond. In the health care sector, our position in Gilead Sciences, a US-based biopharmaceutical company, aided results after it exceeded expectations due to strong antiviral product sales. Furthermore, investors positively reacted to the company's plan for developing its hepatitis C franchise. Lowe's Companies, a home improvement retailer, contributed to results, as investors gained confidence that the company will benefit from a recovery in the housing market.

Stock selection in the industrials and energy sectors detracted from results in our portion of the Portfolio during the reporting period. Our position in Norfolk Southern, a railroad company, was negative for performance. The company's shares fell after it announced that weaker shipments of coal and merchandise, as well as lower fuel surcharge revenue, would reduce its third quarter 2012 earnings compared to a year earlier. Elsewhere, our position in industrial company IHS, a research and consulting services firm, detracted from performance, as its shares declined after missing earnings estimates and lowering its estimate for organic growth. Altera, a programmable logic semiconductor device manufacturer, also detracted from results, as investors feared that the company may lose market share to competitor Xilinx.

From a sector allocation perspective, our underweights to consumer staples and financials contributed to relative results. However, this was partially offset by weak relative results due to a modest cash position in an upward trending market.

Derivatives were not used during the reporting period.

Marsico (Note: Marsico was terminated as a Sub-Advisor for the Portfolio effective October 4, 2012, and its portion of the Portfolio was transitioned to J.P. Morgan. The following commentary only covers the period of time during which Marsico sub-advised a portion of the Portfolio, from August 1, 2012 to October 4, 2012.)

Our portion of the Portfolio underperformed the benchmark during the reporting period, primarily due to stock selection. Positions in the energy sector detracted from results, as exploration and production company Occidental Petroleum Corp. and energy pipeline company Kinder Morgan Inc. disappointed. While our holdings in the software, services and pharmaceuticals, biotechnology and life sciences industries generated positive absolute returns, they significantly lagged their respective industry groups in the benchmark, thereby hindering relative results. In particular, positions in Chinese Internet search company Baidu Inc. and pharmaceutical company Bristol-Myers Squibb Co. were material detractors from performance. In addition, maintaining an average cash balance of approximately 9% was negative for results.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

On the upside, an underweight to the weak-performing consumer staples sector was advantageous for results. Stock selection in consumer services was an area of strength, as positions in hotel/casino operator Wynn Resorts Ltd. and coffee purveyor Starbucks Corp. helped returns.

At of the end of the period when we managed a portion of the Portfolio, we had overweight allocations to the consumer discretionary, financials and health care sectors and underweight allocations to the information technology, consumer staples and industrials sectors. At the end of the period in which we managed our portion of the Portfolio, we had no exposure to the telecommunication services or utilities sectors.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	8.95%	13.76%	4.18%	7.39%
Class C2	8.49	12.83	3.32	6.51
Class Y3	9.07	14.06	4.50	7.77
Class P4	9.08	14.10	4.46	7.69
After deducting maximum sales charge or PACE Select program fee
Class A1	2.96	7.51	3.01	6.79
Class C2	7.49	11.83	3.32	6.51
Class P4	7.99	11.84	2.38	5.56
Russell 1000 Growth Index[5]	7.75	13.43	5.70	8.24
Lipper Large-Cap Growth Funds median	9.10	13.03	4.11	7.32

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 8.00%; 5-year period, (0.11)%; 10-year period, 6.00%; Class C—1-year period, 12.33%; 5-year period, 0.20%; 10-year period, 5.72%; Class Y—1-year period, 14.52%; 5-year period, 1.35%; 10-year period, 6.97%; Class P—1-year period, 12.28%; 5-year period, (0.70)%; 10-year period, 4.78%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.23% and 1.23%; Class C—2.07% and 2.05%; Class Y—0.97% and 0.97%; and Class P—0.96% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class C—2.05%; Class Y—1.05% and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Net assets (mm)	$1,190.0
Number of holdings	69
Portfolio composition[1]	01/31/13
Common stocks and warrants	94.3%
ADRs	3.3
Cash equivalents and other assets less liabilities	2.4
Total	100.0%
Top five sectors[1]	01/31/13
Information technology	34.4%
Consumer discretionary	14.0
Health care	10.4
Energy	9.4
Consumer staples	8.7
Total	76.9%
Top ten equity holdings[1]	01/31/13
Google, Inc., Class A	4.1%
Apple, Inc.	3.9
QUALCOMM, Inc.	3.9
MasterCard, Inc., Class A	3.1
Allergan, Inc.	2.8
Berkshire Hathaway, Inc., Class B	2.7
priceline.com, Inc.	2.6
Occidental Petroleum Corp.	2.3
The Home Depot, Inc.	2.2
Schlumberger Ltd.	2.2
Total	29.8%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 196.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—97.52%
Aerospace & defense—3.86%
Honeywell International, Inc.	305,885	$20,873,592
TransDigm Group, Inc.	35,820	4,851,461
United Technologies Corp.	231,088	20,236,376
		45,961,429
Beverages—3.17%
PepsiCo, Inc.	242,612	17,674,284
The Coca-Cola Co.	538,834	20,066,178
		37,740,462
Biotechnology—5.20%
Biogen Idec, Inc.*	156,060	24,357,845
Celgene Corp.*	143,150	14,166,124
Gilead Sciences, Inc.*	311,200	12,276,840
Regeneron Pharmaceuticals, Inc.*	63,860	11,107,808
		61,908,617
Chemicals—2.28%
Monsanto Co.	161,930	16,411,605
Syngenta AG, ADR	125,050	10,765,555
		27,177,160
Communications equipment—4.26%
Polycom, Inc.*	386,450	4,262,544
QUALCOMM, Inc.	702,577	46,391,159
		50,653,703
Computers & peripherals—5.97%
Apple, Inc.	102,535	46,685,211
EMC Corp.*	992,304	24,420,601
		71,105,812
Consumer finance—1.03%
Capital One Financial Corp.	218,360	12,298,035
Diversified financial services—1.70%
CME Group, Inc.	147,100	8,508,264
IntercontinentalExchange, Inc.*	84,175	11,679,281
		20,187,545
Energy equipment & services—3.64%
Cameron International Corp.*	273,860	17,338,076
Schlumberger Ltd.	333,653	26,041,617
		43,379,693
Food & staples retailing—2.35%
Walgreen Co.	357,425	14,282,703
Whole Foods Market, Inc.	142,080	13,675,200
		27,957,903
Health care providers & services—0.56%
Express Scripts Holding Co.*	124,320	6,641,174
Hotels, restaurants & leisure—3.13%
Las Vegas Sands Corp.	215,120	11,885,380
Starbucks Corp.	451,959	25,363,939
		37,249,319
	Number of shares	Value
Common stocks—(continued)
Household products—3.14%
Colgate-Palmolive Co.	146,289	$15,707,050
The Procter & Gamble Co.	287,608	21,616,617
		37,323,667
Insurance—3.82%
Berkshire Hathaway, Inc., Class B*	328,324	31,824,446
The Progressive Corp.	604,525	13,595,767
		45,420,213
Internet & catalog retail—4.94%
Amazon.com, Inc.*	47,140	12,515,670
Liberty Interactive Corp., Class A*	739,650	15,724,959
priceline.com, Inc.*	44,530	30,523,979
		58,764,608
Internet software & services—5.36%
Google, Inc., Class A*	64,722	48,909,768
LinkedIn Corp., Class A*	47,890	5,928,303
VeriSign, Inc.*	207,150	8,992,382
		63,830,453
IT services—8.05%
Alliance Data Systems Corp.*	69,500	10,953,200
MasterCard, Inc., Class A	71,710	37,174,464
Teradata Corp.*	294,995	19,664,367
VeriFone Systems, Inc.*	160,275	5,564,748
Visa, Inc., Class A	141,900	22,407,429
		95,764,208
Machinery—1.01%
Caterpillar, Inc.	65,875	6,481,441
Cummins, Inc.	47,800	5,488,874
		11,970,315
Oil, gas & consumable fuels—5.73%
EOG Resources, Inc.	179,750	22,465,155
Kinder Morgan, Inc.	506,290	18,965,624
Occidental Petroleum Corp.	303,489	26,788,974
		68,219,753
Pharmaceuticals—4.60%
Allergan, Inc.	313,560	32,926,935
Novo Nordisk A/S, ADR	79,425	14,641,999
Perrigo Co.	71,600	7,196,516
		54,765,450
Real estate investment trusts—1.71%
American Tower Corp.	267,356	20,359,160
Road & rail—3.59%
Canadian Pacific Railway Ltd.[1]	196,516	22,703,493
Kansas City Southern	215,080	20,026,099
		42,729,592
Semiconductors & semiconductor equipment—1.19%
ARM Holdings PLC, ADR	345,360	14,180,482

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Software—9.60%
Adobe Systems, Inc.*	406,625	$15,382,624
BMC Software, Inc.*	378,825	15,740,179
Citrix Systems, Inc.*	90,270	6,604,153
Intuit, Inc.	255,025	15,908,460
Microsoft Corp.	732,750	20,128,642
Oracle Corp.	726,652	25,803,413
Salesforce.com, Inc.*	68,340	11,763,364
VMware, Inc., Class A*	38,100	2,913,888
		114,244,723
Specialty retail—3.26%
Sally Beauty Holdings, Inc.*	185,475	4,922,506
Staples, Inc.	567,975	7,656,303
The Home Depot, Inc.	391,881	26,224,677
		38,803,486
Textiles, apparel & luxury goods—2.64%
Michael Kors Holdings Ltd.*	164,150	9,213,740
Nike, Inc., Class B	411,643	22,249,304
		31,463,044
Wireless telecommunication services—1.73%
Crown Castle International Corp.*	292,400	20,620,048
Total common stocks (cost—$957,615,362)		1,160,720,054
	Number of warrants	Value
Warrants—0.07%
Oil, gas & consumable fuel—0.07%
Kinder Morgan, Inc., strike price $40.00, expires 02/15/17* (cost—$335,676)	176,208	$785,888
	Face amount
Repurchase agreement—3.06%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $36,296,348 US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$37,154,928); proceeds: $36,426,010 (cost—$36,426,000)	$36,426,000	36,426,000
	Number of shares
Investment of cash collateral from securities loaned—0.00%
Money market fund—0.00%
UBS Private Money Market Fund LLC[2] (cost—$54,054)	54,054	54,054
Total investments (cost—$994,431,092)—100.65%		1,197,985,996
Liabilities in excess of other assets—(0.65)%		(7,739,504)
Net assets—100.00%		$1,190,246,492

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$211,163,830
Gross unrealized depreciation	(7,608,926)
Net unrealized appreciation	$203,554,904

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,160,720,054	$—	$—	$1,160,720,054
Warrants	785,888	—	—	785,888
Repurchase agreement	—	36,426,000	—	36,426,000
Investment of cash collateral from securities loaned		54,054		54,054
Total	$1,161,505,942	$36,480,054	$—	$1,197,985,996

At January 31, 2013, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	91.8%
Curacao	2.2
Canada	1.9
Denmark	1.2
United Kingdom	1.2
Switzerland	0.9
British Virgin Islands	0.8
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2013.

2  The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the six months ended 01/31/13	Sales during the six months ended 01/31/13	Value at 01/31/13	Net income earned from affiliate for the six months ended 01/31/13
UBS Private Money Market Fund LLC	$18,572,924	$91,005,415	$109,524,285	$54,054	$2,564

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 18.46% before the deduction of the maximum PACE Select program fee. (Class P shares returned 17.28% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 2500 Value Index (the "benchmark") returned 18.25% and the Lipper Small-Cap Core Funds category posted a median return of 15.11%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 115. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

MetWest Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection was strongest in the health care, financials, industrials and consumer staples sectors. Overweights in the strong performing industrials and consumer discretionary sectors further augmented performance during the period. Within the health care sector, AMN Healthcare Services enhanced performance. Upon President Obama's reelection, the market received some clarity on the future of health care reform, which was positive for AMN Healthcare. As the country's largest health care staffing firm, AMN Healthcare stands to benefit from the anticipated increase in staffing demands that will be generated by health care reform. Additionally, the company continues to execute well and gain market share. While we believe this company still offers compelling upside over the medium to long term, we trimmed our position during the fourth quarter of 2012 to manage risk. Within financials, global commercial real estate and investment management provider Jones Lang LaSalle added the most value, as the company recently gained market share from struggling players within its industry. Additionally, its management team has been focused on paying down debt. Longer term, we believe that the company remains an attractive investment opportunity. Vehicle auction service provider KAR Auction Services was the largest contributor in industrials, as its stock price moved sharply higher with improving off-lease numbers. We continue to view the company as a compelling investment opportunity, given its

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital"), Buckhead Capital Management, LLC ("Buckhead") until October 2, 2012, Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Buckhead: Matthew D. Reams and David S. Griffin;

Systematic: Ronald M. Mushock and D. Kevin McCreesh

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Buckhead utilizes a fundamental, bottom-up, research-driven investment style and a disciplined investment process that is designed to identify companies that it believes are attractively valued, have strong underlying fundamental characteristics and are likely to have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios with the largest

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

solid management team, stable business operations and strong free cash flow generation. Within consumer staples, private-label food producer Ralcorp Holdings was the top contributor to performance. After three unsuccessful bids since March 2011, ConAgra announced acceptance, in late 2012, of its most recent offer to acquire this efficiently run company. We sold our position at that time, as Ralcorp's stock price approached the deal price.

The most significant detractors from performance in our portion of the Portfolio included mall-based specialty retailer Aéropostale and educational materials supplier School Specialty. Aéropostale continues to experience weakness in its basics business, which has contributed to the decline in its stock price. Nonetheless, we believe Aéropostale's fundamentals are intact and, longer term, we continue to see value in this retail company. As a result of school budget cuts over the past few years, School Specialty's revenues have significantly declined. The company attempted to counteract this by installing a new management team and restructuring its debt. However, amid continued pressures, School Specialty ultimately violated a debt covenant with debt financer Bayside Capital, and we eliminated this holding in late January 2013. Elsewhere, an underweight in the top performing materials sector detracted from results during the reporting period. All sector over- and underweights relative to the benchmark result from bottom-up stock selection, rather than tactical allocation decisions.

Derivatives were not used during the reporting period.

Systematic

Our portion of the Portfolio underperformed the benchmark during the reporting period, due to stock selection. In particular, holdings in the consumer staples and consumer discretionary sectors detracted the most from results. However, stock selection in the industrials sector added value relative to the benchmark. Our overweight to the consumer discretionary sector was the largest contributor, while our slight underweight to the industrials sector detracted from relative results. Sector allocation did not meaningfully impact results.

In terms of individual stocks, United Rentals, an equipment rental company, contributed to performance during the reporting period. The company has a focus on the North American construction industry and has no direct exposure to European or emerging markets. United Rentals posted another earnings surprise during the period, surpassing consensus estimates by approximately 20%. Metrics such as time utilization, rental rate growth and age of fleet were also better than expected. We continue to hold the position due to the possibility of future earnings surprises and positive earnings revisions, improving fundamentals and an attractive valuation.

Investment process (concluded)

positions in those companies that it believes have the highest likelihood of outperforming the market and/or the Portfolio's benchmark.

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial and valuation analyses.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

Detracting from results in our portion of the Portfolio during the reporting period was Herbalife Ltd., a network marketing company that sells weight management, nutritional supplements and personal care products globally. For the last 13 quarters, the company has consistently exceeded earnings expectations. However, in recent months, Herbalife has been subject to a high degree of controversy regarding the legality of its business operations. We view the negative media attention as a serious impediment to the company's recruitment of new distributors who are instrumental for Herbalife's continued growth. With this increased risk to the company's future earnings, we sold the position and allocated the proceeds into what we believe are more attractive investment opportunities.

Derivatives were not used during the reporting period.

Kayne Anderson Rudnick

Our portion of the Portfolio underperformed the benchmark during the reporting period. Weak stock selection and a high-quality bias were the main reasons for our underperformance. In particular, stock selection in the consumer discretionary, materials and processing and health care sectors detracted from performance during the reporting period. Conversely, stock selection in financial services, coupled with stock selection and an underweight in utilities, contributed to performance.

The largest detractors from performance during the reporting period were John Wiley & Sons, Ross Stores and ADTRAN. Publishing company John Wiley & Sons' shares were weak, as the business is suffering from the emergence of less expensive methods for acquiring textbooks, such as rental models. The company is also being negatively impacted by the ongoing shift of consumer purchases away from traditional retail stores to online purchases. Additionally, management made a large acquisition in an industry outside of its core publishing market. Shares of Ross Stores, a chain of off-price department stores, decreased as the company reported slowing monthly same-store sales. While we acknowledge that comparisons may be difficult to make over the near term, we continue to believe that the discount segment of retail will take share from mid-tier department stores. Telecommunication networking equipment company ADTRAN performed poorly, as deteriorating carrier and enterprise spending negatively impacted its revenue growth. Despite these challenges, we remain positive about ADTRAN's business model and fundamentals longer term. We also believe that the company's strong balance sheet provides downside protection while it weathers current uncertainties.

In terms of individual stocks, the largest contributors to performance in our portion of the Portfolio during the reporting period were Hillenbrand, First Cash Financial Services and Eaton Vance. Hillenbrand is transitioning its business away from its core casket business, due to secular headwinds, and into the industrial-processing equipment industry. Its shares rose during the six-month period after growth and profitability of the new business group improved, and the price of the stock was inexpensively priced. Pawn shop operator First Cash Financial Services strongly performed as it reported strong operating results, driven by robust top-line growth and solid profitability improvement. Investment management company Eaton Vance reported strong results, with better-than-expected net inflows and earnings per share.

Derivatives were not used during the reporting period.

Buckhead (Note: Buckhead was terminated as a Sub-Advisor for the Portfolio effective October 2, 2012. The following commentary only covers the period of time during which Buckhead sub-advised a portion of the Portfolio, from August 1, 2012 to October 2, 2012. Buckhead's portion of the Portfolio was reallocated to the remaining three Sub-Advisors.)

Our portion of the Portfolio underperformed its benchmark during the reporting period. While stock selection detracted from results during the period we sub-advised a portion of the Portfolio, sector allocation added value.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

Investments in certain technology stocks were among our weaker holdings during the period under review. For example, shares of Jabil Circuit and On Semiconductor declined following disappointing earnings releases. Knight Capital performed poorly, as well, due to significant losses from the implementation of faulty trading software. Coinstar sold off, as fears of slowing growth negatively impacted investor sentiment. Despite the weak-performing areas, there were also sectors that contributed to performance. Among financial service companies, First Horizon and Raymond James were significant contributors to our performance. Rock Tenn, a packaging company, posted strong results and positively added to results.

At the end of the period when we managed a portion of the Portfolio, our portion of the Portfolio was overweight relative to the benchmark in consumer, producer durable and technology stocks, neutral in basic materials and underweight health care, energy, financial services and utilities.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	18.31%	18.03%	5.57%	9.02%
Class C2	17.85	17.15	4.77	8.19
Class Y3	18.37	18.23	5.86	9.35
Class P4	18.46	18.25	5.75	9.20
After deducting maximum sales charge or PACE Select program fee
Class A1	11.78	11.53	4.38	8.41
Class C2	16.85	16.15	4.77	8.19
Class P4	17.28	15.91	3.66	7.04
Russell 2500 Value Index[5]	18.25	20.48	6.70	11.27
Lipper Small-Cap Core Funds median[6,7]	15.11	14.24	5.99	10.35
Lipper Small-Cap Value Funds median[6,7]	16.85	15.82	6.67	10.93

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 11.69%; 5-year period, 2.06%; 10-year period, 7.21%; Class C—1-year period, 16.35%; 5-year period, 2.43%; 10-year period, 7.00%; Class Y—1-year period, 18.45%; 5-year period, 3.51%; 10-year period, 8.15%; Class P—1-year period, 16.06%; 5-year period, 1.34%; 10-year period, 5.86%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.32% and 1.32%; Class C—2.07% and 2.07%; Class Y—1.16% and 1.16%; and Class P—1.22% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class C—2.16%; Class Y—1.16% and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On May 13, 2011, Lipper changed the peer group classification for PACE Small/Medium Co Value Equity Investments from the Lipper Small-Cap Core Funds category to the Lipper Small-Cap Value Funds category.

7  On July 20, 2012, Lipper changed the peer group classification for PACE Small/Medium Co Value Equity Investments from the Lipper Small-Cap Value Funds category to the Lipper Small-Cap Core Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Net assets (mm)	$446.6
Number of holdings	172
Portfolio composition[1]	01/31/13
Common stocks	96.5%
Cash equivalents and other assets less liabilities	3.5
Total	100.0%
Top five sectors[1]	01/31/13
Financials	23.0%
Industrials	19.6
Consumer discretionary	15.6
Information technology	13.3
Health care	7.2
Total	78.7%
Top ten equity holdings[1]	01/31/13
KAR Auction Services, Inc.	1.5%
Eaton Vance Corp.	1.5
Landstar System, Inc.	1.4
Regions Financial Corp.	1.2
EMCOR Group, Inc.	1.2
Dana Holding Corp.	1.2
Lincoln National Corp.	1.1
Zions Bancorporation	1.0
Trinity Industries, Inc.	1.0
The Jones Group, Inc.	1.0
Total	12.1%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—96.52%
Aerospace & defense—0.90%
Esterline Technologies Corp.*	20,125	$1,336,099
Triumph Group, Inc.	37,925	2,668,782
		4,004,881
Air freight & logistics—0.05%
Forward Air Corp.	6,500	241,215
Auto components—1.15%
Dana Holding Corp.	319,600	5,139,168
Automobiles—0.35%
Thor Industries, Inc.	37,000	1,556,960
Beverages—0.26%
Coca-Cola Enterprises, Inc.	33,600	1,171,632
Capital markets—4.45%
Ares Capital Corp.	177,200	3,173,652
Cohen & Steers, Inc.[1]	47,300	1,555,697
E*TRADE Financial Corp.*	250,000	2,652,500
Eaton Vance Corp.	181,600	6,573,920
Raymond James Financial, Inc.	65,500	2,923,265
Stifel Financial Corp.*	81,500	3,003,275
		19,882,309
Chemicals—0.55%
A. Schulman, Inc.	33,775	1,085,867
Axiall Corp.[1]	22,200	1,247,196
Minerals Technologies, Inc.	2,825	116,870
		2,449,933
Commercial banks—6.71%
Associated Banc-Corp	234,500	3,346,315
Cathay General Bancorp	88,500	1,717,785
Comerica, Inc.	54,250	1,864,030
Glacier Bancorp, Inc.	171,000	2,664,180
Hancock Holding Co.	103,500	3,127,770
KeyCorp	324,000	3,045,600
Prosperity Bancshares, Inc.	55,000	2,481,050
Regions Financial Corp.	666,800	5,187,704
TCF Financial Corp.	144,130	1,968,816
Zions Bancorporation	196,000	4,570,720
		29,973,970
Commercial services & supplies—3.74%
ACCO Brands Corp.*	173,000	1,441,090
Avery Dennison Corp.	44,875	1,728,136
Herman Miller, Inc.	54,600	1,348,620
KAR Auction Services, Inc.	320,770	6,842,024
Schawk, Inc.	114,500	1,470,180
United Stationers, Inc.	115,625	3,854,938
		16,684,988
Communications equipment—1.69%
ADTRAN, Inc.[1]	84,200	1,700,840
Arris Group, Inc.*	43,400	716,968
	Number of shares	Value
Common stocks—(continued)
Communications equipment—(concluded)
Plantronics, Inc.	68,000	$2,796,160
Riverbed Technology, Inc.*	120,350	2,334,790
		7,548,758
Computers & peripherals—1.01%
Avid Technology, Inc.*	317,500	2,349,500
Electronics for Imaging, Inc.*	96,000	2,171,520
		4,521,020
Construction & engineering—2.30%
EMCOR Group, Inc.	141,680	5,147,234
KBR, Inc.	48,050	1,500,121
Pike Electric Corp.	260,200	2,706,080
URS Corp.	22,400	929,152
		10,282,587
Construction materials—0.57%
Texas Industries, Inc.*,1	45,000	2,557,800
Consumer finance—0.98%
First Cash Financial Services, Inc.*	82,000	4,371,420
Containers & packaging—2.08%
AptarGroup, Inc.	34,000	1,752,020
Bemis Co., Inc.	51,600	1,841,088
Boise, Inc.	229,700	1,895,025
Rock Tenn Co., Class A	22,400	1,768,480
Silgan Holdings, Inc.	47,800	2,050,620
		9,307,233
Diversified consumer services—0.82%
Hillenbrand, Inc.	90,100	2,229,975
Sotheby's	39,600	1,422,432
		3,652,407
Diversified telecommunication services—0.27%
General Communication, Inc., Class A*	141,500	1,204,165
Electric utilities—1.74%
Cleco Corp.	102,250	4,371,187
PNM Resources, Inc.	40,950	874,692
Westar Energy, Inc.	84,000	2,525,880
		7,771,759
Electronic equipment, instruments & components—2.13%
Avnet, Inc.*	50,475	1,784,796
Cognex Corp.	55,000	2,181,300
FEI Co.	26,250	1,600,200
Jabil Circuit, Inc.	209,000	3,952,190
		9,518,486
Energy equipment & services—3.26%
CARBO Ceramics, Inc.[1]	17,400	1,393,914
Dresser-Rand Group, Inc.*	50,600	3,089,130
Helmerich & Payne, Inc.	32,875	2,115,178
Lufkin Industries, Inc.	38,000	2,200,580

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—(concluded)
Noble Corp.	57,175	$2,315,587
Oceaneering International, Inc.	27,000	1,706,670
TETRA Technologies, Inc.*	202,000	1,717,000
		14,538,059
Food products—2.67%
Brooklyn Cheesecake & Deserts Co., Inc.*,2	4,955	991
Flowers Foods, Inc.	96,000	2,580,480
Hain Celestial Group, Inc.*	9,950	567,050
Ingredion, Inc.	24,175	1,597,242
J&J Snack Foods Corp.	24,500	1,669,675
The J.M. Smucker Co.	28,925	2,563,623
TreeHouse Foods, Inc.*	56,000	2,964,080
		11,943,141
Gas utilities—0.88%
Questar Corp.	168,400	3,911,932
Health care equipment & supplies—2.16%
DENTSPLY International, Inc.	70,300	2,935,728
Sirona Dental Systems, Inc.*	40,325	2,680,403
STERIS Corp.	106,500	4,018,245
		9,634,376
Health care providers & services—1.05%
AMN Healthcare Services, Inc.*	269,500	3,274,425
Omnicare, Inc.	36,550	1,423,623
		4,698,048
Health care technology—0.33%
Computer Programs & Systems, Inc.	28,400	1,494,124
Hotels, restaurants & leisure—1.09%
Bloomin' Brands, Inc.*	53,525	993,959
Marriott Vacations Worldwide Corp.*	39,050	1,733,039
Six Flags Entertainment Corp.	34,250	2,155,695
		4,882,693
Household durables—0.89%
Ethan Allen Interiors, Inc.[1]	41,500	1,199,765
MDC Holdings, Inc.	23,975	942,697
Newell Rubbermaid, Inc.	78,800	1,850,224
		3,992,686
Household products—0.61%
WD-40 Co.	51,000	2,724,420
Insurance—5.41%
Fidelity National Financial, Inc., Class A	135,500	3,401,050
HCC Insurance Holdings, Inc.	63,450	2,454,246
Horace Mann Educators Corp.	83,000	1,804,420
Lincoln National Corp.	168,300	4,877,334
RLI Corp.	44,900	3,098,549
StanCorp Financial Group, Inc.	112,000	4,355,680
Validus Holdings Ltd.	113,875	4,146,189
		24,137,468
	Number of shares	Value
Common stocks—(continued)
Internet & catalog retail—0.30%
Expedia, Inc.	20,775	$1,355,569
Internet software & services—0.73%
ValueClick, Inc.*	68,925	1,410,895
WebMD Health Corp.*	113,000	1,867,890
		3,278,785
IT services—3.02%
CoreLogic, Inc.*	28,400	745,216
DST Systems, Inc.	41,000	2,744,540
Fidelity National Information Services, Inc.	56,250	2,087,437
Jack Henry & Associates, Inc.	104,900	4,351,252
Syntel, Inc.	61,000	3,555,690
		13,484,135
Life sciences tools & services—3.27%
Bio-Rad Laboratories, Inc., Class A*	22,200	2,526,138
Charles River Laboratories International, Inc.*	75,150	3,105,198
Covance, Inc.*	28,500	1,901,235
PerkinElmer, Inc.	108,050	3,807,682
Waters Corp.*	35,500	3,250,735
		14,590,988
Machinery—6.02%
AGCO Corp.*	24,650	1,306,450
Graco, Inc.	48,800	2,791,360
Harsco Corp.	89,520	2,281,865
IDEX Corp.	78,000	3,891,420
Lincoln Electric Holdings, Inc.	70,900	3,823,637
Oshkosh Corp.*	21,175	829,636
RBC Bearings, Inc.*	47,100	2,483,583
Trinity Industries, Inc.	114,100	4,529,770
Wabtec Corp.	34,200	3,201,804
Watts Water Technologies, Inc., Class A	38,000	1,751,800
		26,891,325
Marine—0.73%
Kirby Corp.*	46,300	3,271,095
Media—1.07%
Gannett Co., Inc.	74,450	1,461,453
John Wiley & Sons, Inc., Class A	86,800	3,324,440
		4,785,893
Metals & mining—1.00%
Kaiser Aluminum Corp.	28,675	1,782,438
Steel Dynamics, Inc.	175,800	2,673,918
		4,456,356
Multi-utilities—1.50%
CMS Energy Corp.	138,350	3,555,595
NiSource, Inc.	115,725	3,128,047
		6,683,642

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Multiline retail—0.23%
Dillard's, Inc., Class A	12,375	$1,044,574
Oil, gas & consumable fuels—2.94%
Energen Corp.	68,925	3,318,049
EQT Corp.	39,700	2,358,577
HollyFrontier Corp.	46,300	2,417,786
Oasis Petroleum, Inc.*	83,000	2,978,040
Peabody Energy Corp.	81,000	2,037,150
		13,109,602
Pharmaceuticals—0.42%
Jazz Pharmaceuticals PLC*	32,825	1,851,002
Professional services—1.08%
Korn/Ferry International*	126,000	2,164,680
Resources Connection, Inc.	216,000	2,637,360
		4,802,040
Real estate investment trusts—3.79%
BioMed Realty Trust, Inc.	155,375	3,161,881
Brandywine Realty Trust	306,300	3,899,199
CBL & Associates Properties, Inc.	61,669	1,325,267
DuPont Fabros Technology, Inc.	76,600	1,810,824
EPR Properties	65,200	3,055,272
Kilroy Realty Corp.	73,325	3,658,918
		16,911,361
Real estate management & development—0.86%
Jones Lang LaSalle, Inc.	41,500	3,823,810
Road & rail—3.15%
Hertz Global Holdings, Inc.*	115,750	2,115,910
Landstar System, Inc.	112,300	6,405,592
Ryder System, Inc.	70,600	4,008,668
Swift Transportation Co.*	113,300	1,547,678
		14,077,848
Semiconductors & semiconductor equipment—3.07%
ATMI, Inc.*	75,000	1,530,750
International Rectifier Corp.*	125,000	2,436,250
Linear Technology Corp.	74,800	2,739,176
NXP Semiconductor NV*	79,200	2,375,208
RF Micro Devices, Inc.*	180,500	902,500
Rudolph Technologies, Inc.*	87,600	1,181,724
Skyworks Solutions, Inc.*	106,975	2,560,981
		13,726,589
Software—1.64%
Cadence Design Systems, Inc.*	183,425	2,555,110
FactSet Research Systems, Inc.[1]	22,200	2,053,944
Informatica Corp.*	73,000	2,701,730
		7,310,784
Specialty retail—6.85%
Abercrombie & Fitch Co., Class A	73,500	3,675,000
Advance Auto Parts, Inc.	33,000	2,426,160
	Number of shares	Value
Common stocks—(concluded)
Specialty retail—(concluded)
Aeropostale, Inc.*	213,500	$2,888,655
Ascena Retail Group, Inc.*	186,000	3,152,700
DSW, Inc., Class A	39,000	2,610,270
Foot Locker, Inc.	125,925	4,325,524
GNC Holdings, Inc., Class A	105,600	3,795,264
Group 1 Automotive, Inc.	26,500	1,795,110
OfficeMax, Inc.	317,500	3,422,650
Ross Stores, Inc.	41,900	2,501,430
		30,592,763
Textiles, apparel & luxury goods—2.26%
Carter's, Inc.*	44,500	2,680,235
PVH Corp.	24,350	2,894,484
The Jones Group Inc.	376,000	4,512,000
		10,086,719
Thrifts & mortgage finance—0.84%
EverBank Financial Corp.	257,850	3,762,032
Trading companies & distributors—1.65%
AerCap Holdings NV*	90,190	1,317,676
MSC Industrial Direct Co, Inc.	35,500	2,808,760
United Rentals, Inc.*	64,250	3,252,335
		7,378,771
Total common stocks (cost—$364,141,941)		431,073,321
	Face amount
Repurchase agreement—4.51%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $20,087,247 US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$20,562,406); proceeds: $20,159,006 (cost—$20,159,000)	$20,159,000	20,159,000
	Number of shares
Investment of cash collateral from securities loaned—2.30%
Money market fund—2.30%
UBS Private Money Market Fund LLC[3] (cost—$10,249,589)	10,249,589	10,249,589
Total investments (cost—$394,550,530)—103.33%		461,481,910
Liabilities in excess of other assets—(3.33)%		(14,875,330)
Net assets—100.00%		$446,606,580

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$74,343,186
Gross unrealized depreciation	(7,411,806)
Net unrealized appreciation	$66,931,380

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$431,072,330	$991	$—	$431,073,321
Repurchase agreement	—	20,159,000	—	20,159,000
Investment of cash collateral from securities loaned	—	10,249,589	—	10,249,589
Total	$431,072,330	$30,409,580	$—	$461,481,910

At January 31, 2013, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	97.4%
Bermuda	0.9
Netherlands	0.8
Switzerland	0.5
Ireland	0.4
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2013.

2  Illiquid security representing 0.00% of net assets as of January 31, 2013.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for more information.

Security description	Value at 07/31/12	Purchases during the six months ended 01/31/13	Sales during the six months ended 01/31/13	Value at 01/31/13	Net income earned from affiliate for the six months ended 01/31/13
UBS Private Money Market Fund LLC	$12,446,836	$53,721,480	$55,918,727	$10,249,589	$1,990

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 14.12% before the deduction of the maximum PACE Select program fee. (Class P shares returned 12.97% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 2500 Growth Index (the "benchmark") returned 15.59%, and the Lipper Small-Cap Growth Funds category posted a median return of 12.71%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 124. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Copper Rock

Our portion of the Portfolio performed largely in line with the benchmark during the reporting period. Stock selection in the financials, materials and industrials sectors, along with an underweight to the health care sector, contributed to performance. In contrast, stock selection in the consumer discretionary and information technology sectors detracted from results.

In terms of individual stocks, the top contributors to our performance during the reporting period included Eagle Materials, PVH Corp., Brunswick Corp., United Rentals and Robbins and Myers. In August 2012, Robbins and Myers, a manufacturer of oil and gas exploration equipment and systems for industrial, energy, and pharmaceutical end markets, was acquired by National Oilwell Varco, Inc. at a 30% premium and the stock increased more than 43% on this news. United Rentals, a provider of construction and industrial equipment rentals and sales, exceeded expectations during the third quarter of 2012. In particular, the company cited strong margin improvement from rental rates and synergies from a recent acquisition. There continues to be further signs of improvement in the non-residential construction market and this, coupled with the recovery in industrials that began in October 2012, caused the stock to move higher.

Stocks that detracted from performance during the reporting period included Align Technology, Clean Harbors and Tangoe. The cyclicality of Clean Harbors business increased after two acquisitions in the energy space and lower natural gas prices had caused a near term disruption, which impacted the demand and profitability of its business. We believe there is limited visibility in the energy segment that could have led to further declines in consensus

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), Riverbridge Partners, LLC ("Riverbridge"), and Palisade Capital Management, L.L.C. ("Palisade")

Portfolio Managers:

Copper Rock: Tucker Walsh;

Riverbridge: Mark Thompson;

Palisade: Sammy Oh

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – continued

estimates, and as a result, we exited the position during the reporting period. Align Technology manufactures and markets the Invisalign orthodontic system. The company performed poorly after reporting quarterly earnings that were below expectations. In addition, Align Technology made an acquisition that we did not believe was synergistic or accretive to its existing operations, and as a result, we exited the position during the reporting period.

Derivatives were not used during the reporting period.

Riverbridge Partners

Our portion of the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, but underperformed the Fund's benchmark during the reporting period. Contributing to our relative performance was stock selection within the health care and consumer discretionary sectors. We also benefited from an overweight to the strong performing industrials sector. Conversely, stock selection within the information technology and consumer staples sectors detracted from relative performance. An underweight to the materials sector was also detrimental, as it outperformed during the reporting period.

Our best performing individual holdings during the period were Financial Engines, Inc. (financials sector) and Mobile Mini, Inc. (industrials sector). Conversely, our worst performing holdings were Ebix, Inc. (information technology sector) and FARO Technologies (information technology sector).

We believe that we are in an advantageous position, as we do not need to readjust our portion of the Portfolio based on a short-term economic outlook. We avoid much of the market noise and turbulence by focusing on the fundamental strength of our holdings. We believe the management teams of our portfolio companies are very adroit at navigating the ever-changing opportunities and challenges of our global economy. Attempting to position a portfolio relative to near-term expectations is at best formidable, and most times futile.

Derivatives were not used during the reporting period.

Palisade

Our portion of the Portfolio underperformed the benchmark during the reporting period. Industrials and consumer discretionary were the worst relative performing sectors during the period. Detracting from results included our positions in Acacia Research, a licenser and enforcer of patents, and Big Lots, an operator of closeout retail stores. We exited our position in Big Lots, as fundamentals have deteriorated and our confidence in the management team waned.

Our best performing relative sectors were health care and materials. Within health care, strong performers included MAP Pharmaceuticals, which received an acquisition offer from Allergan, and hospital operator Health Management Associates. Within materials, U.S. Silica, a producer of silica used as a proppant in the oil and gas industry, was a standout performer.

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small- and mid-cap market is inherently less efficient than the large-cap market, and attempts to gain an information advantage through fundamental research.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – concluded

The six-month period proved to be difficult for many growth managers, including ourselves. Despite the strong overall performance of the market, lower growth, lower price-to-earnings (P/E) stocks performed better than higher growth, higher P/E stocks. We remain focused on our individual stocks and continue to take advantage of dislocations in the market. Our companies continue to be attractive acquisition candidates. For example, during the fourth quarter of 2012, Freeport-McMoRan announced its intention to acquire Plains Exploration & Production Co., which we held in our portion of the Portfolio until December 5, 2012, when we sold it for a gain. We continue to believe that through strong stock picking we will outperform over the longer term.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	14.07%	15.48%	6.68%	9.56%
Class C2	13.59	14.60	5.85	8.70
Class Y3	14.10	15.65	6.92	9.88
Class P4	14.12	15.68	6.89	9.77
After deducting maximum sales charge or PACE Select program fee
Class A1	7.78	9.10	5.48	8.94
Class C2	12.59	13.60	5.85	8.70
Class P4	12.97	13.39	4.77	7.59
Russell 2500 Growth Index[5]	15.59	15.23	7.27	11.53
Lipper Small-Cap Growth Funds median	12.71	12.52	6.17	9.99

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 10.19%; 5-year period, 1.68%; 10-year period, 7.92%; Class C—1-year period, 14.70%; 5-year period, 2.05%; 10-year period, 7.68%; Class Y—1-year period, 16.76%; 5-year period, 3.09%; 10-year period, 8.86%; Class P—1-year period, 14.48%; 5-year period, 1.01%; 10-year period, 6.60%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.30% and 1.30%; Class C—2.05% and 2.05%; Class Y—1.25% and 1.13%; and Class P—1.18% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Net assets (mm)	$468.9
Number of holdings	201
Portfolio composition[1]	01/31/13
Common stocks	95.9%
Investment companies	0.7
Cash equivalents and other assets less liabilities	3.4
Total	100.0%
Top five sectors[1]	01/31/13
Information technology	25.9%
Industrials	18.7
Health care	17.7
Consumer discretionary	15.5
Financials	6.2
Total	84.0%
Top ten equity holdings[1]	01/31/13
Ultimate Software Group, Inc.	1.6%
Affiliated Managers Group, Inc.	1.5
LKQ Corp.	1.3
Portfolio Recovery Associates, Inc.	1.2
Oasis Petroleum, Inc.	1.1
Triumph Group, Inc.	1.0
Beacon Roofing Supply, Inc.	1.0
Rollins, Inc.	1.0
CoStar Group, Inc.	1.0
TIBCO Software, Inc.	0.9
Total	11.6%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—95.94%
Aerospace & defense—2.88%
BE Aerospace, Inc.*	64,929	$3,343,194
Hexcel Corp.*	101,980	2,732,044
TransDigm Group, Inc.	18,663	2,527,717
Triumph Group, Inc.	69,790	4,911,122
		13,514,077
Air freight & logistics—0.90%
Forward Air Corp.	35,630	1,322,229
Hub Group, Inc., Class A*	78,760	2,899,156
		4,221,385
Airlines—0.31%
Alaska Air Group, Inc.*	31,670	1,460,937
Auto components—0.59%
Gentex Corp.	86,552	1,655,740
Tenneco, Inc.*	31,910	1,115,573
		2,771,313
Biotechnology—2.65%
Amarin Corp. PLC*,1	191,170	1,628,768
Ariad Pharmaceuticals, Inc.*	86,250	1,714,650
Cepheid, Inc.*	94,937	3,438,618
Medivation, Inc.*	38,090	2,070,573
Onyx Pharmaceuticals, Inc.*	46,015	3,567,083
		12,419,692
Building products—0.24%
A.O. Smith Corp.	16,540	1,145,891
Capital markets—2.60%
Affiliated Managers Group, Inc.*	47,295	6,807,169
Financial Engines, Inc.*	61,970	2,061,122
HFF, Inc., Class A	75,006	1,308,105
Lazard Ltd., Class A	58,515	2,027,545
		12,203,941
Chemicals—3.26%
Airgas, Inc.	17,014	1,620,413
Ashland, Inc.	24,335	1,910,541
Cytec Industries, Inc.	21,802	1,598,087
FMC Corp.	60,881	3,742,355
Intrepid Potash, Inc.	112,680	2,625,444
Koppers Holdings, Inc.	37,860	1,535,602
Kraton Performance Polymers, Inc.*	85,265	2,238,206
		15,270,648
Commercial banks—0.61%
Signature Bank*	38,926	2,877,799
Commercial services & supplies—5.15%
Clean Harbors, Inc.*	49,320	2,741,699
CyrusOne, Inc.*	34,640	733,260
Innerworkings, Inc.*	142,130	1,977,028
Mobile Mini, Inc.*	99,115	2,378,760
Portfolio Recovery Associates, Inc.*	50,840	5,437,338
Ritchie Brothers Auctioneers, Inc.[1]	110,258	2,415,753
	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—(concluded)
Rollins, Inc.	184,020	$4,548,974
Waste Connections, Inc.	109,400	3,940,588
		24,173,400
Communications equipment—1.50%
Aruba Networks, Inc.*	115,210	2,654,438
Digi International, Inc.*	144,345	1,414,581
Ixia*	106,530	2,023,005
NETGEAR, Inc.*	26,668	936,314
		7,028,338
Computers & peripherals—0.61%
Stratasys Ltd.*	36,175	2,839,014
Construction & engineering—0.64%
Foster Wheeler AG*	114,115	2,979,543
Construction materials—0.15%
Eagle Materials, Inc.	11,211	726,136
Consumer finance—0.73%
DFC Global Corp.*	43,484	837,502
First Cash Financial Services, Inc.*	48,455	2,583,136
		3,420,638
Containers & packaging—0.43%
Rock-Tenn Co., Class A	25,395	2,004,935
Distributors—1.64%
LKQ Corp.*	270,710	6,061,197
Pool Corp.	35,266	1,615,888
		7,677,085
Diversified consumer services—1.23%
Coinstar, Inc.*,1	49,350	2,510,928
Grand Canyon Education, Inc.*	135,820	3,240,665
		5,751,593
Diversified financial services—0.37%
MarketAxess Holdings, Inc.	45,527	1,721,376
Electrical equipment—1.07%
AMETEK, Inc.	41,047	1,682,517
Polypore International, Inc.*,1	50,920	1,965,003
Roper Industries, Inc.	11,761	1,381,329
		5,028,849
Electronic equipment, instruments & components—3.17%
Coherent, Inc.	61,045	3,382,503
FARO Technologies, Inc.*	34,435	1,143,586
FEI Co.	33,286	2,029,115
Maxwell Technologies, Inc.*	81,040	783,657
National Instruments Corp.	124,550	3,537,220
OSI Systems, Inc.*	23,317	1,269,844
Trimble Navigation Ltd.*	43,419	2,713,687
		14,859,612

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—1.92%
Core Laboratories N.V.	8,930	$1,139,825
ION Geophysical Corp.*	256,555	1,744,574
Oceaneering International, Inc.	33,827	2,138,205
Oil States International, Inc.*	16,987	1,317,851
Rowan Cos., PLC, Class A*	76,710	2,644,961
		8,985,416
Food & staples retailing—1.15%
The Fresh Market, Inc.*	38,916	1,902,603
United Natural Foods, Inc.*	64,413	3,477,014
		5,379,617
Food products—0.41%
Snyders-Lance, Inc.	76,231	1,938,554
Health care equipment & supplies—4.96%
Abaxis, Inc.	55,978	2,167,468
Cyberonics, Inc.*,1	36,785	1,594,998
DexCom, Inc.*	177,980	2,710,635
Endologix, Inc.*	182,314	2,794,874
Insulet Corp.*	32,557	751,090
Neogen Corp.*	85,269	3,964,156
Sirona Dental Systems, Inc.*	36,314	2,413,791
The Cooper Cos., Inc.	27,679	2,805,267
Thoratec Corp.*	82,540	3,015,186
West Pharmaceutical Services, Inc.	17,642	1,044,583
		23,262,048
Health care providers & services—7.32%
Acadia Healthcare Co., Inc.*	90,870	2,323,546
Air Methods Corp.	55,002	2,404,687
Bio-Reference Laboratories, Inc.*,1	87,854	2,439,706
Catamaran Corp.*	58,195	3,019,739
Chemed Corp.	52,190	3,942,955
Health Management Associates, Inc., Class A*	221,155	2,308,858
HMS Holdings Corp.*	70,780	1,929,463
IPC The Hospitalist Co.*	78,332	3,340,076
Magellan Health Services, Inc.*	58,735	3,013,106
MEDNAX, Inc.*	38,750	3,315,450
MWI Veterinary Supply, Inc.*	20,779	2,333,689
Team Health Holdings, Inc.*	46,874	1,587,622
WellCare Health Plans, Inc.*	46,930	2,379,820
		34,338,717
Health care technology—0.88%
athenahealth, Inc.*,1	35,473	3,067,350
Greenway Medical Technologies, Inc.*,1	71,745	1,069,001
		4,136,351
Hotels, restaurants & leisure—3.50%
Bally Technologies, Inc.*	47,870	2,305,419
Buffalo Wild Wings, Inc.*	12,341	907,681
Penn National Gaming, Inc.*	40,150	1,953,699
Red Robin Gourmet Burgers, Inc.*	75,565	2,793,638
Scientific Games Corp., Class A*	229,595	2,041,100
	Number of shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—(concluded)
The Cheesecake Factory, Inc.	115,332	$3,824,409
Wyndham Worldwide Corp.	46,385	2,587,819
		16,413,765
Household durables—0.21%
Jarden Corp.*	16,866	992,395
Internet software & services—2.57%
Constant Contact, Inc.*	35,025	527,476
DealerTrack Holdings, Inc.*	89,678	2,832,031
ExactTarget, Inc.*	90,130	1,981,959
OpenTable, Inc.*,1	35,620	1,876,818
SciQuest, Inc.*	93,095	1,539,791
SPS Commerce, Inc.*	59,521	2,315,962
Zillow, Inc.*,1	25,677	971,618
		12,045,655
IT services—2.76%
Cass Information Systems, Inc.	41,030	1,591,964
Echo Global Logistics, Inc.*	80,061	1,486,733
Gartner, Inc.*	38,538	1,985,092
Heartland Payment Systems, Inc.	69,201	2,197,824
MAXIMUS, Inc.	59,870	4,105,286
WEX, Inc.*	20,139	1,583,127
		12,950,026
Leisure equipment & products—0.68%
Brunswick Corp.	35,846	1,296,191
Polaris Industries, Inc.	21,722	1,891,769
		3,187,960
Life sciences tools & services—0.88%
Mettler-Toledo International, Inc.*	8,115	1,724,681
Techne Corp.	33,665	2,413,107
		4,137,788
Machinery—1.63%
Lincoln Electric Holdings, Inc.	33,649	1,814,691
The Manitowoc Co., Inc.	124,630	2,193,488
The Toro Co.	42,152	1,855,952
Woodward, Inc.	46,120	1,771,469
		7,635,600
Media—0.59%
Cinemark Holdings, Inc.	97,890	2,754,625
Metals & mining—0.89%
Haynes International, Inc.	25,189	1,287,662
US Silica Holdings, Inc.[1]	143,590	2,881,851
		4,169,513
Oil, gas & consumable fuels—3.26%
Berry Petroleum Co., Class A	76,265	2,808,077
Energy XXI (Bermuda) Ltd.	43,798	1,371,754
Magnum Hunter Resources Corp.*,1	542,950	2,193,518
Oasis Petroleum, Inc.*	143,856	5,161,553
Rosetta Resources, Inc.*	70,932	3,760,815
		15,295,717

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Personal products—0.54%
Nu Skin Enterprises, Inc., Class A1	44,040	$1,865,535
Prestige Brands Holdings, Inc.*	30,747	659,523
		2,525,058
Pharmaceuticals—0.97%
MAP Pharmaceuticals, Inc.*,1	131,731	3,262,977
Perrigo Co.	12,576	1,264,014
		4,526,991
Professional services—3.21%
Acacia Research*	108,330	2,765,665
CoStar Group, Inc.*	48,248	4,524,697
Equifax, Inc.	19,843	1,164,784
Huron Consulting Group, Inc.*	59,160	2,017,356
The Advisory Board Co.*	34,695	1,881,510
Verisk Analytics, Inc., Class A*	18,773	1,035,519
WageWorks, Inc.*	84,200	1,680,632
		15,070,163
Real estate investment trusts—0.30%
Extra Space Storage, Inc.	35,476	1,413,364
Real estate management & development—0.43%
Jones Lang LaSalle, Inc.	21,655	1,995,292
Road & rail—2.06%
Genesee & Wyoming, Inc., Class A*	29,190	2,468,890
Hertz Global Holdings, Inc.*	115,265	2,107,044
Knight Transportation, Inc.	131,965	2,104,842
Old Dominion Freight Line, Inc.*	79,312	2,956,751
		9,637,527
Semiconductors & semiconductor equipment—3.65%
Cabot Microelectronics Corp.	43,806	1,619,070
CEVA, Inc.*	134,932	2,048,268
Cypress Semiconductor Corp.*	195,740	2,010,250
LSI Corp.*	368,390	2,593,465
Power Integrations, Inc.	51,270	1,917,498
Semtech Corp.*	113,870	3,434,319
Teradyne, Inc.*	124,750	2,015,960
Ultratech, Inc.*	35,941	1,463,877
		17,102,707
Software—11.62%
ACI Worldwide, Inc.*	39,580	1,881,633
Allot Communications Ltd.*	129,587	1,787,005
BroadSoft, Inc.*	61,525	2,090,004
Cadence Design Systems, Inc.*	145,393	2,025,324
CommVault Systems, Inc.*	39,249	3,011,576
Concur Technologies, Inc.*,1	34,091	2,280,688
Ebix, Inc.[1]	78,832	1,288,115
Fortinet, Inc.*	105,614	2,491,434
Imperva, Inc.*	60,620	2,079,266
Informatica Corp.*	89,304	3,305,141
Jive Software, Inc.*	172,220	2,640,133
Manhattan Associates, Inc.*	17,221	1,179,811
MICROS Systems, Inc.*	37,400	1,721,522
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Pegasystems, Inc.[1]	41,387	$995,357
QLIK Technologies, Inc.*	127,692	2,836,039
Sourcefire, Inc.*	87,705	3,736,233
SS&C Technologies Holdings, Inc.*	94,890	2,147,361
Synchronoss Technologies, Inc.*	98,360	2,341,952
Tangoe, Inc.*	61,056	882,259
TIBCO Software, Inc.*	183,451	4,300,091
Ultimate Software Group, Inc.*	75,163	7,632,051
Verint Systems, Inc.*	54,410	1,839,058
		54,492,053
Specialty retail—5.76%
Asbury Automotive Group, Inc.*	79,950	2,843,022
Ascena Retail Group, Inc.*	129,390	2,193,160
Dick's Sporting Goods, Inc.	52,644	2,505,328
DSW, Inc., Class A	15,663	1,048,325
Express, Inc.*	116,315	2,137,870
Foot Locker, Inc.	61,445	2,110,636
Genesco, Inc.*	17,029	1,061,418
GNC Holdings, Inc., Class A	90,959	3,269,066
Penske Automotive Group, Inc.	31,181	1,026,478
PetSmart, Inc.	19,833	1,297,277
Restoration Hardware Holdings, Inc.*,1	59,200	2,131,200
Tractor Supply Co.	18,127	1,879,226
Urban Outfitters, Inc.*	81,780	3,499,366
		27,002,372
Textiles, apparel & luxury goods—1.32%
Fossil, Inc.*	9,850	1,039,963
PVH Corp.	21,875	2,600,281
Steven Madden Ltd.*	27,543	1,269,182
Under Armour, Inc., Class A*	25,067	1,275,158
		6,184,584
Trading companies & distributors—1.74%
Beacon Roofing Supply, Inc.*	134,900	4,875,286
United Rentals, Inc.*	31,170	1,577,826
WESCO International, Inc.*	23,595	1,720,783
		8,173,895
Total common stocks (cost—$344,747,013)		449,843,955
Investment companies—0.66%
iShares Russell 2000 Growth Index Fund	11,066	1,124,748
iShares Russell Midcap Growth Index Fund	29,852	1,989,934
Total investment companies (cost—$3,022,466)		3,114,682

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount	Value
Repurchase agreement—3.04%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $14,197,287 US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$14,533,119); proceeds: $14,248,004 (cost—$14,248,000)	$14,248,000	$14,248,000
	Number of shares	Value
Investment of cash collateral from securities loaned—7.95%
Money market fund—7.95%
UBS Private Money Market Fund LLC[2] (cost—$37,270,781)	37,270,781	$37,270,781
Total investments (cost—$399,288,260)—107.59%		504,477,418
Liabilities in excess of other assets—(7.59)%		(35,576,540)
Net assets—100.00%		$468,900,878

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$113,356,488
Gross unrealized depreciation	(8,167,330)
Net unrealized appreciation	$105,189,158

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$449,843,955	$—	$—	$449,843,955
Investment companies	3,114,682	—	—	3,114,682
Repurchase agreement	—	14,248,000	—	14,248,000
Investment of cash collateral from securities loaned	—	37,270,781	—	37,270,781
Total	$452,958,637	$51,518,781	$—	$504,477,418

At January 31, 2013, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	95.7%
Canada	1.1
Israel	0.9
United Kingdom	0.8
Bermuda	0.7
Switzerland	0.6
Netherlands	0.2
Total	100.0%

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2013.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the six months ended 01/31/13	Sales during the six months ended 01/31/13	Value at 01/31/13	Net income earned from affiliate for the six months ended 01/31/13
UBS Private Money Market Fund LLC	$38,114,969	$81,720,376	$82,564,564	$37,270,781	$11,166

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P returned 17.18% before the deduction of the maximum PACE Select program fee. (Class P shares returned 16.01% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 18.61% and the Lipper International Large-Cap Core Funds category posted a median return of 18.31%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 135. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Martin Currie

Our portion of the Portfolio underperformed the benchmark during the reporting period, due to stock selection. Conversely, sector and regional allocation were both slightly positive for results.

At a regional level, good stock selection in Asian equities was more than offset by our European holdings. An overweight to developed Middle East also slightly detracted from results. Conversely, an underweight to Japan contributed to relative performance. The financials, energy and materials sectors were the largest detractors from results, while consumer discretionary and telecommunication services sectors were the only significant positive contributors to performance.

In terms of individual stocks, the biggest detractors from our performance were a trio of European holdings: BG Group, Serco and Fresenius Medical Care. UK energy company BG Group was the worst performer, as its share price was impacted by a downgrade due to its short-term production outlook. We maintained the position as its asset base and valuation are attractive, and we believe that growth should improve. Fresenius Medical Care, a German-listed dialysis specialist, weakened due to concerns about US government reimbursement rates for dialysis. While we continue to like the defensive growth characteristics of the dialysis market, in the short term there could be further uncertainty surrounding US

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie"),

Mondrian Investment Partners Limited

("Mondrian") and J.P. Morgan Investment

Management Inc. ("J.P. Morgan")

Portfolio Managers:

Martin Currie: Christine Montgomery;

Mondrian: Elizabeth A. Desmond, Nigel G. May and Russell J. Mackie;

J.P. Morgan: International REI Segment—Beltran Lastra and Demetris Georghiou; EAFE Opportunities Segment—Jeroen Huysinga

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. At Martin Currie, they believe stock focused portfolios, driven by fundamental research, are the best way to exploit market inefficiencies and generate consistent outperformance. They use a consistent analytical framework to find undervalued stocks by assessing quality, value and growth characteristics over a three to five year time horizon. The result is the construction of portfolios which exhibit quality and growth characteristics and attractive valuations. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process seeking to identify the connections that others miss. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie works closely with teams of dedicated regional and global

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

spending cuts. Serco, a UK-listed services firm, was negatively impacted by uncertainty about the timing of US outsourcing projects. However, we maintained the holding in this robust, cash generative business.

On the positive side, Australian diversified financial company Macquarie Group, a recent addition to our portfolio, made the biggest contribution to performance in our portion of the Portfolio. On top of the general strength of financials during the reporting period, investors began to recognize the value of management changes and the company's potential operating leverage, given an increase in takeover activity. German TV channel ProSiebenSat was the second best contributor, followed by Macau-based casino operator SJM. ProSiebenSat sold its Nordic assets at a good price, while SJM continued to benefit from the expansion of transport links with mainland China and Hong Kong.

We made no use of derivatives during the review period.

J.P. Morgan (International REI)

Our portion of the Portfolio outperformed the benchmark during the reporting period. At the sector level, stock selection in basic industries, banks and finance were the largest contributors to our performance, while utilities and banks detracted from results. Regionally, stock selection in Europe and Japan added value, while holdings in the Pacific Rim were, overall, negative for results.

At the stock level, Japanese steelmaker JFE Holdings was a strong contributor to performance, as its share price rallied with the rest of the Japanese market in anticipation of the Japanese Liberal Democratic Party ("LDP") reclaiming power during the December 2012 elections. The LDP ran on a platform of re-flating the Japanese economy and reversing the yen's strength by advocating more central bank easing and fiscal spending. At the same time, the Chinese economy has shown signs of picking up. A weaker yen helps Japanese steelmakers relative to their regional competitors.

On the downside, E.On, a German utility, lagged the benchmark, as the company reduced its earnings forecast and hinted at possibly cutting its dividend. Last year's decision by the German government to shut down all of the country's nuclear power plants, a reaction to the Fukushima disaster in Japan, combined with the country's shift to renewable energy sources, has posed major challenges for the company. Wholesale prices for power in Germany fell sharply in 2012, as

Investment process (continued)

sector research specialists with the sole objective of finding those companies that can deliver outperformance.

J.P. Morgan manages two separate segments of the Portfolio's assets, utilizing distinct principal investment strategies and portfolio management for each. In managing one segment of the Portfolio's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the Portfolio's benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings and earnings growth. The J.P. Morgan team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

In managing the second segment of the Portfolio's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

renewable sources like wind turbines and solar contributed more to the power grid, making it harder for E.On's gas fired plants to make money.

We utilized currency forwards during the reporting period to reduce currency deviations from the benchmark as a means of risk management. Additionally, equity traded futures were used for the sole purpose of managing cash flows more efficiently. We do not seek to add value via active currency management.

J.P. Morgan (EAFE Opportunities)

Our portion of the Portfolio underperformed the benchmark during the reporting period. At the sector level, stock selection in energy and our underweights to banks and finance were the largest detractors from performance, while stock selection in basic industries and property were the largest contributors to performance. Regionally, Europe, including the UK, detracted the most from results, while stock selection and our underweight to the Pacific Rim added the most value. Regional allocation is a residual effect of stock selection opportunities.

At the stock level, UK oil/gas explorer Tullow Oil, performed poorly due to project delays and disappointing drilling results. During 2012, the company wrote off a total of $299 million for unsuccessful wells in Guyana, Surinam and Ghana, up from $121 million the prior year. It is not unusual for companies like Tullow Oil to go through such periods, as the exploration business is inherently risky and stocks have a tendency to decline as initial optimism over discoveries give way to the almost inevitable setbacks and more cautious attitude that usually accompany bringing these discoveries on stream. However, Tullow Oil has a strong record of opening up new frontier basins and 2013 is scheduled to be the company's busiest exploration year yet. The company plans to drill 40 wells this year, which could provide a positive catalyst for the stock.

On the upside, Solvay, a Belgian chemical company, was a strong contributor to our results. Its earnings were up 4% year-over-year during the third quarter of 2012, as the company added capacity for specialty polymers and higher prices for guar gum offset margin erosion in other products such as polyamide, vinyl and rare earth oxides. The better-than-expected results added credibility to management's full year forecast, which some feared might have to be revised downward. Last year's acquisition of Rhodia has proven to be a boon for Solvay, as record results for Rhodia's quar gum polymer, which is used as a gelling agent in "fracking," has been a major driver of growth. Meanwhile, the company continues to exploit the restructuring opportunities stemming from the merger, generating €55 million in cost savings during the first half of 2012. Total cost savings for the full year are expected to reach €130 million.

We utilized currency forwards during the reporting period to reduce currency deviations from the benchmark as a means of risk management. Additionally, we used equity traded futures for the sole purpose of more efficiently managing cash flows. We do not seek to add value via active currency management.

Investment process (concluded)

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – concluded

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Allocation between sectors was the dominant influence on relative returns, as traditional cyclically sensitive sectors outperformed classically defensive sectors. In particular, an underweight to the strong financials sector and an overweight in the relatively weak telecommunication services sector detracted from results. Allocation between markets was broadly in line with the benchmark. While an overweight in Spain and an underweight in Sweden added to relative returns, the positive impact was offset by overweights in France and Israel. Stock selection within markets detracted from results, driven by stock selection in the UK and Germany.

The main highlights of the strategy being adopted for our portion of the Portfolio going forward are an overweight in selected European markets, overweights in the telecommunications services, consumer staples and health care sectors, underweights in the materials and industrials sectors and a defensive currency hedge in the Australian dollar.

Derivative exposure within our portion of the Portfolio was in the form of defensive forward currency contracts in an unleveraged and fully covered manner. At the end of the reporting period, we hedged 79% of the Australian dollar exposure, using three-month forward currency contracts. We have chosen to hedge this currency, as our analysis shows it is significantly overvalued and we wish to protect the value of the underlying investments in these markets. During the reporting period, the impact of defensive currency hedging was neutral.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	17.01%	16.41%	(2.55)%	8.24%
Class C2	16.53	15.52	(3.36)	7.35
Class Y3	17.16	16.75	(2.25)	8.62
Class P4	17.18	16.78	(2.30)	8.53
After deducting maximum sales charge or PACE Select program fee
Class A1	10.55	10.01	(3.64)	7.62
Class C2	15.53	14.52	(3.36)	7.35
Class P4	16.01	14.46	(4.24)	6.38
MSCI EAFE Index (net)[5]	18.61	17.25	(0.79)	9.24
Lipper International Large-Cap Core Funds median	18.31	16.41	(0.95)	8.95

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 10.53%; 5-year period, (6.22)%; 10-year period, 6.78%; Class C—1-year period, 14.95%; 5-year period, (5.94)%; 10-year period, 6.49%; Class Y—1-year period, 17.30%; 5-year period, (4.86)%; 10-year period, 7.78%; Class P—1-year period, 14.92%; 5-year period, (6.80)%; 10-year period, 5.54%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.43% and 1.43%; Class C—2.27% and 2.27%; Class Y—1.18% and 1.18%; and Class P—1.18% and 1.18%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.30%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Net assets (mm)	$891.8
Number of holdings	273
Portfolio composition[1]	01/31/13
Common stocks, preferred stocks and rights	96.6%
ADRs and GDRs	2.0
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	1.3
Total	100.0%
Regional allocation (equity investments)[1]	01/31/13
Europe and European territories	66.1%
Asia	27.1
Oceania	4.8
The Americas	0.7
Total	98.7%
Top five countries (equity investments)[1]	01/31/13
United Kingdom	23.0%
Japan	19.6
France	10.8
Switzerland	8.7
Germany	8.0
Total	70.1%
Top five sectors[1]	01/31/13
Financials	21.8%
Consumer discretionary	12.9
Consumer staples	11.6
Health care	11.1
Industrials	9.9
Total	67.3%
Top ten equity holdings[1]	01/31/13
HSBC Holdings PLC	2.2%
Sanofi SA	2.0
Novartis AG	1.9
Nestle SA	1.7
BG Group PLC	1.5
Royal Dutch Shell PLC, A Shares, Netherlands Exchange	1.4
GlaxoSmithKline PLC	1.4
Roche Holding AG	1.4
Vodafone Group PLC	1.4
ENI SpA	1.3
Total	16.2%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 196.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2013

Common stocks

Aerospace & defense	0.76%
Air freight & logistics	0.24
Airlines	0.22
Auto components	0.93
Automobiles	3.03
Beverages	1.66
Building products	0.90
Capital markets	1.04
Chemicals	3.72
Commercial banks	10.61
Commercial services & supplies	0.32
Communications equipment	0.51
Computers & peripherals	0.20
Construction & engineering	0.43
Construction materials	0.34
Containers & packaging	0.41
Distributors	0.05
Diversified consumer services	0.07
Diversified financial services	1.51
Diversified telecommunication services	3.47
Electric utilities	1.22
Electrical equipment	2.43
Electronic equipment, instruments & components	1.32
Energy equipment & services	0.94
Food & staples retailing	3.53
Food products	3.55
Gas utilities	0.24
Health care providers & services	0.33
Hotels, restaurants & leisure	2.40
Household durables	1.23
Independent power producers & energy traders	0.06
Industrial conglomerates	0.95
Insurance	6.03
IT services	0.07
Leisure equipment & products	0.46
Machinery	1.72

Common stocks—(concluded)

Media	1.48%
Metals & mining	2.75
Multi-utilities	1.81
Multiline retail	0.06
Office electronics	1.20
Oil, gas & consumable fuels	8.01
Paper & forest products	0.42
Personal products	0.54
Pharmaceuticals	10.73
Professional services	0.44
Real estate investment trusts	0.21
Real estate management & development	2.36
Road & rail	0.42
Semiconductors & semiconductor equipment	2.01
Software	1.17
Specialty retail	0.75
Textiles, apparel & luxury goods	1.56
Tobacco	1.88
Trading companies & distributors	0.75
Transportation infrastructure	0.37
Wireless telecommunication services	1.50
Total common stocks	97.32

Preferred stocks

Automobiles	0.55
Household products	0.41
Media	0.33
Total preferred stocks	1.29
Rights	0.00[1]
Repurchase agreement	1.61
Investment of cash collateral from securities loaned	1.65
Liabilities in excess of other assets	(1.87)
Net assets	100.00%

1  Weighting represents less than 0.005% of the Portfolio's net assets as of January 31, 2013.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—97.32%
Australia—4.52%
Amcor Ltd.	414,499	$3,630,811
AMP Ltd.	1,042,013	5,780,769
Aurizon Holdings Ltd.	723,008	2,993,191
Australia & New Zealand Banking Group Ltd.	203,193	5,632,025
BHP Billiton Ltd.	55,561	2,171,553
Commonwealth Bank of Australia	15,510	1,042,403
Dexus Property Group	590,026	642,967
Incitec Pivot Ltd.	165,986	559,081
Macquarie Group Ltd.	148,035	5,943,278
National Australia Bank Ltd.	33,280	949,512
Newcrest Mining Ltd.	84,956	2,073,055
Origin Energy Ltd.	65,043	853,940
QBE Insurance Group Ltd.[1]	252,214	3,135,063
Rio Tinto Ltd.	18,259	1,263,526
Stockland	152,435	548,409
Wesfarmers Ltd.	32,329	1,267,596
Westfield Group	61,013	711,320
Westpac Banking Corp.	39,063	1,142,206
Total Australia common stocks		40,340,705
Austria—0.09%
Andritz AG	11,716	771,458
Belgium—1.19%
Ageas STRIP VVPR*,2	7,563	10
Anheuser-Busch InBev N.V.	63,855	5,540,282
Solvay SA	32,223	5,066,530
Total Belgium common stocks		10,606,822
Bermuda—0.37%
Jardine Matheson Holdings Ltd.,ADR	44,000	2,851,640
Li & Fung Ltd.[1]	298,000	418,831
Total Bermuda common stocks		3,270,471
Canada—0.33%
First Quantum Minerals Ltd.	147,648	2,976,941
Cayman Islands—0.57%
Belle International Holdings Ltd.	1,220,000	2,712,020
Sands China Ltd.	464,000	2,339,325
Total Cayman Islands common stocks		5,051,345
China—0.26%
China Shenhua Energy Co. Ltd., Class H1	540,000	2,322,124
Denmark—0.45%
Carlsberg A/S, Class B	12,875	1,377,782
Chr. Hansen Holding A/S	19,700	697,336
Danske Bank A/S*	51,612	990,028
Novo-Nordisk A/S, Class B	5,206	957,880
Total Denmark common stocks		4,023,026
Finland—0.65%
Nokian Renkaat Oyj	16,389	705,197
Outokumpu Oyj*	447,084	462,573
Stora Enso Oyj, R Shares	266,682	1,902,841
	Number of shares	Value
Common stocks—(continued)
Finland—(concluded)
UPM-Kymmene Oyj	149,849	$1,830,169
Wartsila Oyj	18,468	878,909
Total Finland common stocks		5,779,689
France—10.83%
Air Liquide SA	23,634	3,020,978
Atos Origin SA	8,585	628,064
AXA SA	16,939	313,717
BNP Paribas	126,117	7,913,082
Carrefour SA	148,952	4,243,145
Cie de Saint-Gobain	193,846	7,993,514
Electricite de France (EDF)	39,983	767,917
France Telecom SA	448,308	5,090,058
GDF Suez	83,029	1,703,454
GDF Suez, STRIP VVPR*,2	23,226	32
Lafarge SA	12,803	782,798
LVMH Moet Hennessy Louis Vuitton SA	1,922	362,356
Renault SA	12,319	742,919
Safran SA	79,648	3,656,961
Sanofi SA	186,522	18,199,245
Schneider Electric SA	132,954	10,127,456
SCOR SE	144,410	4,156,897
Societe Generale SA*	67,464	3,048,079
Sodexo	56,545	5,035,026
Suez Environnement Co.	111,180	1,472,014
Technip SA	24,924	2,702,608
Total SA	155,104	8,409,272
Vallourec SA	44,236	2,405,250
Vinci SA	75,396	3,841,538
Total France common stocks		96,616,380
Germany—6.68%
Adidas AG	40,122	3,728,998
Allianz SE	36,893	5,277,334
BASF SE	65,663	6,656,483
Bayer AG	70,014	6,909,330
Brenntag AG	5,400	769,507
Continental AG	31,154	3,656,915
Daimler AG	108,992	6,345,047
Deutsche Boerse AG	72,344	4,759,674
Deutsche Telekom AG	480,061	5,901,644
E.ON AG	28,243	491,051
Fresenius Medical Care AG & Co. KGaA	34,740	2,449,538
Hamburger Hafen und Logistik AG (HHLA)[1]	9,660	238,783
HeidelbergCement AG	3,408	214,664
Kabel Deutschland Holding AG	10,546	855,153
RWE AG	149,447	5,621,878
SAP AG	55,824	4,573,644
Siemens AG1	9,847	1,080,852
Total Germany common stocks		59,530,495
Guernsey—0.05%
Resolution Ltd.	114,692	477,492

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Hong Kong—2.35%
AIA Group Ltd.	1,096,400	$4,361,340
Cheung Kong Holdings Ltd.	42,000	688,862
China Merchants Holdings International Co. Ltd.	852,000	3,021,121
China Overseas Land & Investment Ltd.[1]	886,000	2,747,544
Hang Seng Bank Ltd.	30,300	496,183
Hutchison Whampoa Ltd.	402,000	4,494,082
Power Assets Holdings Ltd.	97,000	840,498
Sino Land Co. Ltd.	316,000	590,814
SJM Holdings Ltd.	873,700	2,382,695
Wharf Holdings Ltd.	149,000	1,316,051
Total Hong Kong common stocks		20,939,190
Indonesia—0.16%
PT Perusahaan Gas Negara	2,997,000	1,438,498
Ireland—0.24%
Willis Group Holdings PLC	61,100	2,181,881
Israel—1.07%
Check Point Software Technologies Ltd.*	70,000	3,500,000
Teva Pharmaceutical Industries Ltd., ADR	159,395	6,055,416
Total Israel common stocks		9,555,416
Italy—2.23%
Enel SpA	124,710	543,892
ENI SpA	472,202	11,854,980
Intesa Sanpaolo SpA EURO 52	1,702,857	3,472,836
Prysmian SpA	161,164	3,448,739
Telecom Italia SpA	171,930	170,883
UniCredit SpA*	57,798	373,242
Total Italy common stocks		19,864,572
Japan—19.57%
Asahi Group Holdings Ltd.	21,800	462,247
Astellas Pharma, Inc.	183,900	9,361,414
Benesse Holdings, Inc.	14,200	619,585
Canon, Inc.	291,100	10,711,920
Casio Computer Co. Ltd.[1]	77,000	663,524
Daicel Corp	74,000	517,098
Daiwa House Industry Co. Ltd.	46,000	844,595
Denso Corp.	85,600	3,201,400
Dentsu, Inc.	29,800	832,621
East Japan Railway Co.	11,700	790,705
Electric Power Development Co. Ltd.[1]	24,700	566,416
FANUC Corp.	20,700	3,225,709
Fujitsu Ltd.	192,000	776,860
Hisamitsu Pharmaceutical Co., Inc.	9,200	492,471
Hitachi Ltd.	943,000	5,589,218
Hokuhoku Financial Group, Inc.	327,000	532,812
Honda Motor Co. Ltd.	130,900	5,017,273
Hoya Corp.	156,800	3,026,431
Japan Airlines Co. Ltd.*	47,400	1,959,342
Japan Tobacco, Inc.	174,800	5,442,130
JFE Holdings, Inc.	43,700	931,394
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
JSR Corp.	33,900	$669,511
JX Holdings, Inc.	91,600	540,915
Kao Corp.	167,300	4,800,647
KDDI Corp.	10,400	773,361
Komatsu Ltd.	96,600	2,572,267
Lawson, Inc.[1]	41,500	3,008,858
Marubeni Corp.	310,000	2,274,701
Marui Group Co. Ltd.	70,600	573,632
Mazda Motor Corp*	283,000	761,310
Minebea Co. Ltd.[1]	95,000	321,013
Mitsubishi Electric Corp.	413,900	3,426,347
Mitsubishi Estate Co. Ltd.	363,000	8,788,693
Mitsubishi Gas Chemical Co., Inc.	95,000	634,753
Mitsubishi Heavy Industries Ltd.	157,000	839,554
Mitsubishi UFJ Financial Group, Inc. (MUFG)	1,869,700	10,652,454
Mitsui & Co. Ltd.	58,800	887,996
Mitsui Fudosan Co. Ltd.	215,700	4,927,523
Nikon Corp.	118,800	3,392,059
Nintendo Co. Ltd.	12,800	1,248,576
Nissan Motor Co. Ltd.	798,300	8,171,128
Nitori Holdings Co. Ltd.	13,550	1,035,754
Nitto Denko Corp.	12,400	699,699
North Pacific Bank Ltd.*	165,100	527,193
ORIX Corp.[1]	33,630	3,593,035
Otsuka Holdings Co. Ltd.	17,800	573,836
Sega Sammy Holdings, Inc.	39,600	699,804
Sekisui House Ltd.	263,200	2,895,502
Seven & I Holdings Co. Ltd.	261,400	7,952,483
Shin-Etsu Chemical Co. Ltd.	88,700	5,422,199
Softbank Corp.	12,700	452,753
Sumitomo Corp.	111,800	1,445,105
Sumitomo Mitsui Financial Group, Inc.	134,832	5,411,268
Sumitomo Rubber Industries Ltd.	56,900	758,501
Sundrug Co. Ltd.	11,300	425,086
Suzuken Co. Ltd.	16,800	514,775
Takeda Pharmaceutical Co. Ltd.	124,800	6,414,347
The Dai-ichi Life Insurance Co. Ltd.	1,947	2,791,314
The Nishi-Nippon City Bank Ltd.	227,000	588,321
Tokio Marine Holdings, Inc.	174,400	5,155,046
Tokyo Electron Ltd.	50,000	2,143,365
Tokyo Gas Co. Ltd.	158,000	744,688
Toshiba Corp.	233,000	1,034,480
Toyota Motor Corp.	125,707	6,000,449
Trend Micro, Inc.*,1	37,600	1,098,251
Yamato Holdings Co. Ltd.	80,400	1,351,357
Total Japan common stocks		174,559,074
Jersey—1.61%
Experian PLC	227,044	3,892,592
Highland Gold Mining Ltd.	352,622	626,370
Petrofac Ltd.	219,700	5,707,516
Shire PLC	121,935	4,086,308
Total Jersey common stocks		14,312,786

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Luxembourg—0.10%
ArcelorMittal	50,387	$863,062
Mexico—0.37%
Grupo Financiero Banorte SAB de C.V., Series O	478,500	3,293,343
Netherlands—3.36%
Aegon N.V.	121,034	809,868
ASML Holding N.V.	57,865	4,344,874
European Aeronautic Defense and Space Co. N.V.	24,916	1,170,721
ING Groep N.V.*	450,119	4,552,620
Koninklijke Ahold N.V.	440,832	6,476,442
PostNL N.V.*	286,603	750,670
Reed Elsevier N.V.	227,089	3,528,970
Unilever N.V.	206,847	8,369,540
Total Netherlands common stocks		30,003,705
New Zealand—0.23%
Telecom Corp. of New Zealand Ltd.	1,025,183	2,086,309
Norway—0.48%
DnB NOR ASA	246,407	3,446,062
Telenor ASA	36,485	804,782
Total Norway common stocks		4,250,844
Portugal—0.11%
EDP-Electricidade de Portugal SA	305,996	986,769
Singapore—1.40%
CapitaMalls Asia Ltd.[1]	306,000	534,044
DBS Group Holdings Ltd.	58,000	701,071
Global Logistic Properties Ltd.[1]	280,000	624,409
Oversea-Chinese Banking Corp. Ltd.	454,000	3,587,541
Singapore Exchange Ltd.	85,000	535,006
Singapore Telecommunications Ltd.	1,163,000	3,288,894
United Overseas Bank Ltd.	210,420	3,204,797
Total Singapore common stocks		12,475,762
South Korea—0.93%
LG Chem Ltd.	6,794	1,899,831
Samsung Electronics Co. Ltd.	2,434	3,236,616
Samsung Electronics Co. Ltd., GDR[3]	4,795	3,183,880
Total South Korea common stocks		8,320,327
Spain—2.43%
Banco Bilbao Vizcaya Argentaria SA	98,270	977,383
Banco Santander SA	394,664	3,311,172
Distribuidora Internacional de Alimentacion SA	144,666	1,069,352
Iberdrola SA	1,351,802	7,290,519
Repsol SA	115,789	2,585,457
Telefonica SA	441,730	6,405,665
Total Spain common stocks		21,639,548
Sweden—1.72%
Atlas Copco AB, A Shares	89,411	2,549,638
Electrolux AB, Series B	142,984	3,778,213
	Number of shares	Value
Common stocks—(continued)
Sweden—(concluded)
Swedbank AB, A Shares	189,399	$4,468,468
Telefonaktiebolaget LM Ericsson, B Shares	392,866	4,572,628
Total Sweden common stocks		15,368,947
Switzerland—8.73%
ABB Ltd.*	216,040	4,633,922
Compagnie Financiere Richemont SA, A Shares	111,440	9,165,742
Credit Suisse Group*,1	113,561	3,356,729
Holcim Ltd.*	25,983	2,022,851
Nestle SA	216,805	15,223,163
Novartis AG	242,337	16,509,965
Roche Holding AG	55,101	12,194,211
Swiss Re AG*	56,685	4,219,997
Syngenta AG	10,654	4,599,700
Zurich Insurance Group AG*	20,628	5,934,191
Total Switzerland common stocks		77,860,471
Taiwan—0.92%
HON HAI Precision Industry Co. Ltd., GDR[4]	308,353	1,766,863
HON HAI Precision Industry Co. Ltd., GDR	238,471	1,366,439
Taiwan Semiconductor Manufacturing Co. Ltd.	633,000	2,175,994
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	162,200	2,877,428
Total Taiwan common stocks		8,186,724
Thailand—0.32%
Bangkok Bank Public Co. Ltd.	382,000	2,818,243
United Kingdom—23.00%
Anglo American PLC	21,985	657,789
Associated British Foods PLC	33,216	921,383
AstraZeneca PLC	31,867	1,543,019
Barclays PLC	303,531	1,449,014
Barratt Developments PLC*	101,769	351,219
BG Group PLC	744,444	13,223,708
BHP Billiton PLC	12,222	418,115
BP PLC	978,315	7,242,129
Brammer PLC	140,658	730,599
British American Tobacco PLC	218,257	11,364,289
British Sky Broadcasting Group PLC	277,282	3,595,114
BT Group PLC	869,994	3,430,209
Burberry Group PLC	30,711	660,963
Centrica PLC	577,171	3,205,707
Compass Group PLC	374,048	4,532,355
Diageo PLC	71,529	2,129,363
Domino's Pizza UK & IRL PLC	78,736	642,483
GlaxoSmithKline PLC	541,697	12,418,745
HSBC Holdings PLC[5]	34,266	390,139
HSBC Holdings PLC[6]	1,718,650	19,535,658
Inmarsat PLC	365,493	3,738,884
InterContinental Hotels Group PLC	195,396	5,751,708

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
ITV PLC	438,531	$798,446
Johnson Matthey PLC	75,170	2,700,324
Kingfisher PLC	534,871	2,287,880
Meggitt PLC	99,132	683,922
National Grid PLC	374,939	4,112,027
Pearson PLC	190,782	3,612,808
Persimmon PLC	248,388	3,318,973
Prudential PLC	603,297	9,166,423
Rio Tinto PLC	201,672	11,386,724
Rolls-Royce Holdings PLC*	81,713	1,225,986
Royal Bank of Scotland Group PLC*	430,954	2,346,432
Royal Dutch Shell PLC, A Shares[6]	63,104	2,242,859
Royal Dutch Shell PLC, A Shares[7]	362,825	12,862,938
Royal Dutch Shell PLC, B Shares[6]	181,245	6,594,208
SABMiller PLC	106,093	5,300,300
Serco Group PLC	323,296	2,843,185
SIG PLC	297,849	623,553
Spirax-Sarco Engineering PLC	48,558	1,738,953
Standard Chartered PLC	85,729	2,280,833
Tate & Lyle PLC	69,795	899,396
Tesco PLC	1,242,983	7,023,995
Tullow Oil PLC	149,363	2,695,805
Unilever PLC	154,428	6,287,169
Vodafone Group PLC	4,441,242	12,122,397
WH Smith PLC	62,878	664,165
Whitbread PLC	17,137	698,508
Xstrata PLC	34,796	652,028
Total United Kingdom common stocks		205,102,829
Total common stocks (cost—$776,662,982)		867,875,248
Preferred stocks—1.29%
Germany—1.29%
Henkel AG & Co. KGaA Vorzug	41,968	3,705,682
ProSiebenSat.1 Media AG	87,060	2,977,714
Volkswagen AG	19,678	4,866,830
Total preferred stocks (cost—$7,785,150)		11,550,226
	Number of rights	Value
Rights*—0.00%
Spain—0.00%
Banco Santander SA, expires 01/29/13 (cost—$28,154)	138,580	$29,918
	Face amount
Repurchase agreement—1.61%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $14,291,949, US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$14,630,021); proceeds: $14,343,004 (cost—$14,343,000)	$14,343,000	14,343,000
	Number of shares
Investment of cash collateral from securities loaned—1.65%
Money market fund—1.65%
UBS Private Money Market Fund LLC[8] (cost—$14,678,837)	14,678,837	14,678,837
Total investments (cost—$813,498,123)—101.87%		908,477,229
Liabilities in excess of other assets—(1.87)%		(16,658,472)
Net assets—100.00%		$891,818,757

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$124,377,181
Gross unrealized depreciation	(29,398,075)
Net unrealized appreciation	$94,979,106

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation
Index futures buy contracts:
6	AUD	ASX SPI 200 Index Futures	March 2013	$715,653	$758,036	$42,383
22	EUR	Euro STOXX 50 Index Futures	March 2013	784,236	809,580	25,344
4	GBP	FTSE 100 Index Futures	March 2013	372,652	396,997	24,345
				$1,872,541	$1,964,613	$92,072

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	631,189	HKD	4,891,976	03/19/13	$(306)
BNP	EUR	829,935	USD	1,118,753	03/19/13	(8,408)
BNP	HKD	9,086,877	AUD	1,128,446	03/19/13	1,063
BOA	EUR	383,671	USD	505,968	03/19/13	(15,108)
CITI	CAD	2,638,476	USD	2,675,095	03/19/13	32,388
CITI	EUR	392,532	USD	527,406	03/19/13	(5,704)
CITI	JPY	57,887,661	EUR	490,147	03/19/13	32,470
CITI	JPY	69,909,123	USD	834,410	03/19/13	69,696
CITI	USD	18,350,887	AUD	17,552,729	03/19/13	(106,198)
CITI	USD	3,147,556	CHF	2,900,511	03/19/13	41,114
CITI	USD	1,346,947	EUR	1,017,156	03/19/13	34,486
CITI	USD	1,368,571	GBP	848,439	03/19/13	(23,266)
CSI	GBP	325,369	EUR	389,670	03/19/13	13,311
CSI	GBP	9,701,881	USD	15,635,057	03/19/13	251,519
CSI	SEK	5,189,350	USD	778,272	03/19/13	(37,182)
CSI	USD	3,062,578	DKK	17,417,918	03/19/13	108,727
CSI	USD	372,557	EUR	284,255	03/19/13	13,499
CSI	USD	530,229	JPY	48,156,723	03/19/13	(3,458)
GSI	EUR	1,463,700	USD	1,920,737	03/19/13	(67,161)
GSI	HKD	4,255,190	USD	548,862	03/19/13	101
GSI	USD	709,818	EUR	528,554	03/19/13	8,028
GSI	USD	581,065	JPY	50,753,911	03/19/13	(25,884)
HSBC	HKD	52,200,665	USD	6,736,578	03/19/13	4,638
HSBC	JPY	392,518,682	USD	4,689,736	03/19/13	396,099
HSBC	USD	1,580,312	HKD	12,249,598	03/19/13	(570)
HSBC	USD	1,743,950	JPY	153,480,519	03/19/13	(65,076)
HSBC	USD	2,178,607	NOK	12,326,290	03/19/13	73,835
RBC	NZD	677,713	USD	566,409	03/19/13	(706)
RBC	USD	516,529	SEK	3,464,507	03/19/13	27,883
RBC	USD	4,645,328	SGD	5,673,158	03/19/13	(61,717)
SSC	AUD	8,932,500	USD	9,266,843	04/30/13	10,713
SSC	EUR	1,429,837	USD	1,920,572	03/19/13	(21,336)
SSC	GBP	482,768	USD	762,623	03/19/13	(2,865)
SSC	SEK	3,445,638	USD	536,301	03/19/13	(5,146)
SSC	USD	552,553	EUR	411,092	03/19/13	5,764
SSC	USD	2,260,984	GBP	1,438,935	03/19/13	20,626

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
SSC	USD	1,423,445	JPY	128,776,244	03/19/13	$(14,803)
WBC	EUR	1,403,004	USD	1,876,365	03/19/13	(29,101)
WBC	GBP	411,195	JPY	58,414,650	03/19/13	(13,021)
WBC	JPY	64,988,663	EUR	582,208	03/19/13	79,827
WBC	USD	809,554	JPY	70,789,721	03/19/13	(35,207)
						$683,564

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$867,875,206	$—	$42	$867,875,248
Preferred stocks	11,550,226	—	—	11,550,226
Rights	29,918	—	—	29,918
Repurchase agreement	—	14,343,000	—	14,343,000
Investment of cash collateral from securities loaned	—	14,678,837	—	14,678,837
Futures contracts, net	92,072	—	—	92,072
Forward foreign currency contracts, net	—	683,564	—	683,564
Total	$879,547,422	$29,705,401	$42	$909,252,865

At January 31, 2013, there were no transfers between Level 1 and Level 2. At July 31, 2012, $732,148,623 of foreign securities and instruments were classified as Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2013:

Common stocks
Beginning balance	$—
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	42
Transfers out of Level 3	—
Ending balance	$42

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2013 was $(173). Transfer into Level 3 represents the value at the end of the period. At January 31, 2013, two securities were transferred from Level 2 to Level 3 as the valuation is based on a fair valuation approved by the valuation committee based on unobservable inputs.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2013.

2  Illiquid securities representing 0.00% of net assets as of January 31, 2013.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represents 0.36% of net assets as of January 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the over-the-counter ("OTC") market.

5  Security is traded on the Hong Kong Exchange.

6  Security is traded on the London Exchange.

7  Security is traded on the Netherlands Exchange.

8  The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the six months ended 01/31/13	Sales during the six months ended 01/31/13	Value at 01/31/13	Net income earned from affiliate for the six months ended 01/31/13
UBS Private Money Market Fund LLC	$26,182,588	$195,458,452	$206,962,203	$14,678,837	$10,215

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 16.40% before the deduction of the maximum PACE Select program fee. (Class P shares returned 15.23% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the MSCI Emerging Markets Index (the "benchmark") returned 13.23% and the Lipper Emerging Markets Funds category posted a median return of 13.98%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 150. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Please note: On October 16, 2012, Lee Munder Capital Group, LLC began serving as a third Sub-Advisor for this Fund, replacing Delaware and Pzena, which were both terminated as Sub-Advisors for the Portfolio effective October 15, 2012.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. Market and stock selection in Asia was the primary driver of outperformance, as an overweight to India and underweights to Korea and Malaysia proved to be particularly beneficial. The Indian equity market performed well, as the government announced a series of policy initiatives beginning in September 2012, leading to hopes of a resumption of investment activity, while slowing inflation created an expectation of interest rate cuts. These circumstances led to strong performance from our interest rate sensitive stocks, such as Indian financial companies Axis Bank and Rural Electrification Corp. and commercial vehicle manufacturer Tata Motors. Our portion of the Portfolio also benefited from underweights to weak performing Malaysia and Korea. The strength of the Korean won also led to underperformance of key export-linked Korean companies that are not held in our portion of the Portfolio. However, these strengths were partially offset by the impact of our position in Yum Brands, as concerns over food quality led to a weaker outlook for sales in the company's Chinese business. Philippine Long Distance Telephone Co., a defensive stock that lagged

PACE Select Advisors Trust – PACE
International Emerging Markets
Equity Investments

Investment Sub-Advisors:

Mondrian Investment Partners Limited ("Mondrian"),

Delaware Management Company ("Delaware") until October 15, 2012,

Pzena Investment Management, LLC ("Pzena") until October 15, 2012,

William Blair & Company L.L.C.
("William Blair") and

Lee Munder Capital Group, LLC ("Lee Munder")

Portfolio Managers:

Mondrian: Robert Akester, Ginny Chong, and Gregory Halton

Delaware: Liu-Er Chen

Pzena: Allison Fisch, Caroline Cai and John P. Goetz

William Blair: Todd M. McClone and Jeffrey A. Urbina

Lee Munder: Gordon Johnson, Shannon Ericson and Vikram Srimurthy

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

the benchmark in a strongly rising market, was also a drag on results.

We benefited from strong stock selection in Mexico and Peru. In particular, financial companies Santander Mexico, Compartamos and Credicorp outperformed the benchmark, reflecting strength in their domestic economies. Both Mexican mining group Grupo Mexico and airport operator Grupo Aeroportuario del Pacifico experienced significant gains in their share prices, while telecom operator America Movil slightly underperformed alongside other global telecommunication stocks.

In Europe, we benefited from an overweight to the strong performing Turkish market. Stock selection in Russia was also positive for our performance, as energy company Lukoil and commercial bank Sberbank outperformed the benchmark. However, this positive performance was offset by the impact of our lack of exposure to the strong performances of Poland and Hungary, coupled with the weak performance of Kazakh energy company Kazmunaigas. Finally, our portion of the Portfolio benefited from an underweight to the weak South African rand.

There were no derivative positions held or traded during this period.

William Blair

Our portion of the Portfolio slightly underperformed the benchmark during the reporting period. While our stock selection and focus on high quality companies detracted from relative performance during the last few months of 2012, they aided results in January 2013. Overall, stock selection in emerging Asia hampered returns. In particular, our position in Dongfeng Motor, a Chinese-based manufacturer that sells commercial and passenger vehicles, engines and automotive related products, produced weak results and, as a result, we sold the position in favor of another Chinese vehicle manufacturer. Stock selection in the industrials sector was primarily driven by weakness in both Samsung Engineering and United Tractors, and consequently, we sold our positions in the two companies.

Our positioning in the consumer discretionary sector was augmented by good stock selection in autos, along with recovering sales trends at Belle International, a Chinese sportswear retailer. Our exposure to the consumer staples sector benefited from a strong return in the overweighted

Investment process (continued)

the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Delaware selects growth-oriented and value-oriented investments on the basis of the investment's discount to its intrinsic value. When selecting growth-oriented securities, Delaware typically seeks high growth caused by long-term economic factors, which may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power, and applies intensive fundamental research to these companies in an effort to determine whether the causes of the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

food/staples retailing industry and our food products holdings were also additive to performance. Oil/gas stock selection was positive, largely due to recovering production growth at Chinese offshore drilling company CNOOC. However, we sold out of our position in CNOOC in the middle of January 2013, due to valuation concerns. In addition, not owning several weak performing Brazilian companies, including OGX and Petrobras, aided relative results. Our allocation to the telecommunication services sector was beneficial, driven by strong wireless performance, as was our lack of exposure to weak performing diversified telecommunication companies.

Conversely, our allocation to the financials sector was primarily hurt by an underweight and stock selection in Asia, which more than offset positive stock selection in financials in Europe, the Middle East and Africa (EMEA). Our positioning in the information technology sector was hurt by an overweight and stock selection in Chinese Internet software/services companies. In addition, Cielo, Brazil's largest card payments processor by market value, detracted from performance. Cielo is a high return, stable revenue business, supported by solid secular growth trends in consumer credit. We eliminated the position due to increased regulatory concerns, amid the Brazilian government's possible intervention in the credit card industry.

Derivatives were not used during the reporting period.

Lee Munder

Our portion of the Portfolio outperformed the benchmark during the reporting period from our inception as a Sub-Advisor on October 16, 2012 through January 31, 2013. Our Valuation factor, which evaluates stocks' relative value using a variety of measures, was positive for performance, especially in December 2012, when the global equity markets soared on hopes that the US government would reach an agreement on taxes and spending to avert the "fiscal cliff." While the results from our Market Dynamics factor (the Market Dynamics factor ranks stocks versus their peers on earnings growth prospects and relative strength) were slightly negative, overall, for the period, they were positive in November 2012 and January 2013. In December, the strong results from the Valuation factor were almost exactly offset by the negative performance from our Market Dynamics factor. Elsewhere, the results from our Quality factor, which assesses a company's earnings quality as well as its operating efficiency and use of capital, detracted from results. During the reporting period, investor risk appetite was generally robust and the markets

Investment process (continued)

current market price is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and/or (5) there is meaningful downside protection in case the earnings recovery does not materialize.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

Lee Munder uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and Lee Munder believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

moved sharply higher.

Stock selection was beneficial for our portion of the Portfolio during the reporting period, led by our positioning in the financials, materials and industrials sectors. Our weakest stock selection was in the consumer discretionary sector. Sector allocation was slightly negative during the reporting period, largely due to an underweight in financials. Our best stock selection, in terms of countries, was in China, Mexico and Malaysia, while the worst was in Russia. Country allocation modestly added to performance, led by an overweight position in Thailand.

Derivatives were not used during the reporting period.

Delaware (Note: Delaware was terminated as a Sub-Advisor for the Portfolio effective October 15, 2012, and its portion of the Portfolio was transitioned to Lee Munder Capital Group on October 16, 2012. The following commentary only covers the period of time during which Delaware sub-advised a portion of the Portfolio, from August 1, 2012 to October 15, 2012.)

Our portion of the Portfolio outperformed its benchmark during the reporting period. Our overweight in consumer staples contributed to performance during the reporting period. In particular, shares of KT&G, a Korean manufacturer of tobacco and ginseng products, rose after reporting steady earnings growth and due to the general defensive nature of its business. Tingyi, a Chinese beverage and noodle maker, and Brasil Foods, a diversified food manufacturer, also contributed to performance during the reporting period.

Our allocation to the materials sector was another key source of positive performance, largely driven by our position in Mexico-based Cemex, one of the world's largest cement producers. Shares of Cemex rose as the company took steps to restructure its high level of debt and also due to signs of fundamental improvement in key markets, including the US.

Energy also contributed to our performance, primarily due to an overweight in Petrobras, a Brazilian integrated oil producer. Shares of Petrobras moved higher as investors became more comfortable with the company's large capital expenditure plans for its newest offshore oil fields.

Only two sectors detracted from performance during the period: financials and health care. In the financials sector, South Africa's Standard Bank was a key detractor from performance, as investors became concerned about weak economic growth and its impact on new lending. Banco Santander do Brasil detracted from performance, as Brazil's economy slowed sharply during the reporting period. Some of this underperformance was offset by the positive contributions of Korea's KB Financial and Hungary's OTP Bank. We subsequently sold our position in OTP Bank due to deteriorating fundamentals in several of its key markets. Health care detracted from our relative performance, as we maintained a zero weighting in the sector due to a lack of companies that met our investment criteria.

Derivatives were not used during the reporting period.

Pzena (Note: Pzena was terminated as a Sub-Advisor for the Portfolio effective October 15, 2012, and its portion of the Portfolio was transitioned to Lee Munder Capital Group. The following commentary only covers the period of time during which Pzena sub-advised a portion of the Portfolio, from August 1, 2012 to October 15, 2012.)

Investment process (concluded)

and provide an opportunity to outperform the market. Lee Munder's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period. Our performance benefited from our deep value positioning, as emerging markets equities rebounded from weakness in the first half of 2012. The positive trend seen in emerging markets equities was in line with broader global markets, as investors became more optimistic regarding the European sovereign debt crisis, the US "fiscal cliff" and China's ability to avoid a hard landing for its economy. With the exception of utilities, all sectors positively contributed to our performance during the reporting period. The broad-based nature of our outperformance was reflected in the diversity of the top performing stocks in our portfolio, such as Usiminas (industrials), Hon Hai (information technology) and Petrobras (energy). The largest individual detractors from performance were also diverse and reflected individual stock issues, including Texwinca Holdings (manufacturing), Huadian Power (utilities) and Compal Electronics (information technology).

During the reporting period, emerging markets equity performance was similar to that of developed market equities, as the more defensive sectors, such as health care and consumer staples, outperformed more economically sensitive sectors. While the two heaviest-weighted countries in the benchmark, China and Brazil, fared relatively poorly, Taiwan and India posted impressive returns. Government reform measures in India are expected to avert the possibility of a credit rating downgrade and, consequently, these actions boosted stocks as well as the rupee during the reporting period.

We did not employ the use of derivatives during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	16.33%	11.24%	0.78%	14.76%
Class C2	15.85	10.35	0.03	13.89
Class Y3	16.54	11.53	1.08	15.20
Class P4	16.40	11.29	0.81	14.83
After deducting maximum sales charge or PACE Select program fee
Class A1	9.91	5.11	(0.36)	14.11
Class C2	14.85	9.35	0.03	13.89
Class P4	15.23	9.08	(1.19)	12.56
MSCI Emerging Markets Index[5]	13.23	8.01	2.35	17.10
Lipper Emerging Markets Funds median	13.98	8.49	0.64	15.62

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 13.33%; 5-year period, (2.82)%; 10-year period, 13.81%; Class C—1-year period, 17.94%; 5-year period, (2.45)%; 10-year period, 13.59%; Class Y—1-year period, 20.26%; 5-year period, (1.41)%; 10-year period, 14.87%; Class P—1-year period, 17.54%; 5-year period, (3.64)%; 10-year period, 12.25%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.90% and 1.90%; Class C—2.65% and 2.65%; Class Y—1.67% and 1.67%; and Class P—1.88% and 1.88%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—2.15%; Class C—2.90%; Class Y—1.90%; and Class P—1.90%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Net assets (mm)	$287.6
Number of holdings	203
Portfolio composition[1]	01/31/13
Common stocks and preferred stocks	75.7%
ADRs, GDRs and NVDRs	17.2
Investment companies	4.0
Cash equivalents and other assets less liabilities	3.1
Total	100.0%
Regional allocation (equity investments)[1]	01/31/13
Asia	49.4%
The Americas	21.8
Europe and European territories	10.7
Russia	5.7
Africa	5.3
Total	92.9%
Top five countries (equity investments)[1]	01/31/13
Brazil	10.9%
South Korea	10.6
Mexico	7.1
Thailand	6.2
India	5.9
Total	40.7%
Top five sectors[1]	01/31/13
Financials	24.2%
Information technology	10.8
Consumer staples	9.9
Consumer discretionary	9.8
Energy	9.5
Total	64.2%
Top ten equity holdings[1]	01/31/13
Samsung Electronics Co. Ltd.	3.8%
China Mobile Ltd.	2.5
Grupo Mexico SAB de C.V., Series B	1.5
Gazprom, ADR	1.4
Sberbank, ADR	1.4
Industrial & Commercial Bank of China Ltd., Class H	1.3
Companhia de Bebidas das Americas (AmBev), ADR	1.3
HON HAI Precision Industry Co. Ltd.	1.3
Vale SA, ADR	1.2
PT Bank Rakyat Indonesia (Persero) Tbk	1.2
Total	16.9%
For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 196.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2013

Common stocks

Airlines	1.10%
Auto components	1.31
Automobiles	3.78
Beverages	2.66
Building products	0.66
Chemicals	1.44
Commercial banks	16.39
Computers & peripherals	1.45
Construction & engineering	1.68
Consumer finance	0.64
Distributors	0.41
Diversified financial services	1.56
Diversified telecommunication services	1.20
Electric utilities	1.67
Electronic equipment, instruments & components	1.98
Food & staples retailing	1.69
Food products	2.39
Gas utilities	0.96
Health care equipment & supplies	0.34
Health care providers & services	0.86
Hotels, restaurants & leisure	1.69
Household durables	0.30
Household products	0.19
Independent power producers & energy traders	0.42
Industrial conglomerates	2.22
Insurance	0.90
Internet software & services	0.51
IT services	0.72
Life sciences tools & services	0.34
Media	0.56
Metals & mining	3.24
Multiline retail	0.68

Common stocks—(concluded)

Oil, gas & consumable fuels	9.00%
Paper & forest products	0.70
Personal products	0.70
Pharmaceuticals	0.50
Real estate management & development	2.51
Semiconductors & semiconductor equipment	6.11
Specialty retail	1.02
Thrifts & mortgage finance	0.74
Tobacco	0.81
Transportation infrastructure	2.58
Water utilities	0.59
Wireless telecommunication services	6.37
Total common stocks	87.57

Preferred stocks

Automobiles	0.13
Beverages	1.28
Commercial banks	1.49
Food & staples retailing	0.27
Metals & mining	1.21
Oil, gas & consumable fuels	0.53
Paper & forest products	0.38
Total preferred stocks	5.29
Investment companies	4.05
Repurchase agreement	3.12
Investment of cash collateral from securities loaned	6.68
Liabilities in excess of other assets	(6.71)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—87.57%
Bermuda—2.93%
Brilliance China Automotive Holdings Ltd.*,1	948,000	$1,273,714
China Gas Holdings Ltd.	774,000	672,661
Credicorp Ltd.	21,871	3,427,842
Huabao International Holdings Ltd.[1]	1,005,000	546,858
Kunlun Energy Co. Ltd.	778,000	1,617,113
VimpelCom Ltd., ADR	74,872	899,213
Total Bermuda common stocks		8,437,401
Brazil—5.73%
Banco Bradesco SA, ADR*,1	97,647	1,794,752
BR Malls Participacoes SA	77,250	1,000,078
Cielo SA	36,927	1,044,381
Companhia de Concessoes Rodoviarias (CCR)	269,600	2,782,173
Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP ADR*	31,042	1,381,679
CPFL Energia SA	77,400	789,023
Diagnosticos da America SA	61,800	439,134
EcoRodovias Infraestrutura e Logistica SA	94,900	839,701
Grupo BTG Pactual	63,300	1,088,721
JBS SA*	283,500	1,086,251
Natura Cosmeticos SA	32,200	868,325
Petroleo Brasileiro SA—Petrobras, ADR	66,309	1,212,129
Sao Martinho SA	76,500	1,094,860
Transmissora Alianca de Energia Eletrica SA	45,600	538,127
Vale SA, ADR	25,500	514,335
Total Brazil common stocks		16,473,669
Cayman Islands—5.61%
Belle International Holdings Ltd.	1,320,976	2,936,486
Chaoda Modern Agriculture Holdings Ltd.*,1,2,3	1,038,000	1,339
China State Construction International Holdings Ltd.	604,000	792,831
ENN Energy Holdings Ltd.[1]	82,000	392,797
Focus Media Holding Ltd., ADR[1]	35,037	886,086
Hengan International Group Co. Ltd.	113,500	1,138,600
Kingboard Chemical Holdings Ltd.	291,000	960,569
Mindray Medical International Ltd., ADR	5,500	207,900
Sands China Ltd.	403,200	2,032,793
Shimao Property Holdings Ltd.	550,500	1,216,645
Sunac China Holdings Ltd.	1,414,000	1,150,468
Tencent Holdings Ltd.	41,800	1,462,790
Want Want China Holdings Ltd.	808,000	1,073,110
WuXi PharmaTech Cayman, Inc., ADR*	61,188	990,022
Yuanda China Holdings Ltd.	7,592,000	890,827
Total Cayman Islands common stocks		16,133,263
Chile—2.01%
Banco Santander Chile, ADR[1]	53,097	1,603,529
Enersis SA, ADR	119,838	2,354,816
Inversiones Aguas Metropolitanas SA (IAM), ADR[4]	7,300	301,883
	Number of shares	Value
Common stocks—(continued)
Chile—(concluded)
S.A.C.I. Falabella	71,350	$831,115
Sociedad Quimica y Minera de Chile SA, ADR	12,139	689,981
Total Chile common stocks		5,781,324
China—5.73%
Bank of China Ltd., Class H	4,226,000	2,081,559
China Bluechemical Ltd., Class H	1,012,000	726,828
China Communications Construction Co. Ltd., Class H1	951,000	965,053
China Communications Services Corp. Ltd., Class H	1,280,000	779,019
China Construction Bank Corp., Class H	2,497,900	2,154,750
China Minsheng Banking Corp. Ltd., Class H1	980,500	1,408,408
China Shenhua Energy Co. Ltd., Class H	367,500	1,580,334
Great Wall Motor Co. Ltd., Class H	208,500	848,206
Industrial & Commercial Bank of China Ltd., Class H	5,125,101	3,859,323
Jiangsu Expressway Co. Ltd., Class H	972,000	1,002,656
Ping An Insurance (Group) Co. of China Ltd., Class H1	120,500	1,080,637
Total China common stocks		16,486,773
Colombia—0.78%
Bancolombia SA, ADR	6,300	437,913
Ecopetrol SA	568,269	1,808,438
Total Colombia common stocks		2,246,351
Hong Kong—5.76%
Beijing Enterprises Holdings Ltd.	129,500	932,586
China Mobile Ltd.	644,000	7,079,067
China Overseas Land & Investment Ltd.[1]	552,000	1,711,788
China Resources Power Holdings Co. Ltd.	438,000	1,211,427
CNOOC Ltd.	649,000	1,340,612
Lenovo Group Ltd.[1]	1,522,000	1,583,740
MMG Ltd.*	2,368,000	961,807
Shenzhen Investment Ltd.	2,216,000	1,020,079
Sun Art Retail Group Ltd.	489,000	711,236
Total Hong Kong common stocks		16,552,342
Hungary—0.38%
MOL Hungarian Oil and Gas PLC[1]	12,629	1,088,270
India—5.92%
Axis Bank Ltd.	53,120	1,503,169
Bajaj Auto Ltd.	26,655	1,015,862
GAIL India Ltd.	44,804	288,290
HCL Technologies Ltd.	17,711	229,088
HDFC Bank Ltd., ADR	18,087	727,459
Housing Development Finance Corp.	144,199	2,132,350
ICICI Bank Ltd., ADR	28,590	1,309,422
ITC Ltd.	246,317	1,424,693
Larsen & Toubro Ltd.	62,069	1,799,231
Rural Electrification Corp. Ltd.	318,411	1,445,391
Sterlite Industries India Ltd, ADR	69,748	592,161

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(continued)
India—(concluded)
Sun Pharmaceutical Industries Ltd.	106,319	$1,435,177
Tata Consultancy Services Ltd.	31,236	789,356
Tata Motors Ltd.	282,405	1,582,190
Tata Motors Ltd., ADR	26,716	738,163
Total India common stocks		17,012,002
Indonesia—2.74%
PT Astra International Tbk	2,794,500	2,108,786
PT Bank Rakyat Indonesia (Persero) Tbk	4,231,000	3,453,434
PT Indofood CBP Sukses Makmur Tbk	1,107,500	909,651
PT Perusahaan Gas Negara	2,937,500	1,409,940
Total Indonesia common stocks		7,881,811
Kazakhstan—0.23%
KazMunaiGas Exploration Production, GDR[5]	10,717	191,727
KazMunaiGas Exploration Production, GDR[6]	26,604	475,946
Total Kazakhstan common stocks		667,673
Malaysia—1.42%
CIMB Group Holdings Berhad	520,200	1,207,159
IHH Healthcare Berhad*	637,200	674,731
Malayan Banking Berhad	2,695	7,702
Top Glove Corp. Berhad	463,700	780,544
UMW Holdings Berhad	358,600	1,401,160
Total Malaysia common stocks		4,071,296
Mexico—7.06%
America Movil SA de C.V., ADR, Series L	58,000	1,459,280
America Movil SAB de C.V.[1]	593,600	748,851
Compartamos SAB de C.V.[1]	564,600	877,011
Empresas ICA SAB de C.V.*	424,000	1,270,873
Fomento Economico Mexicano SAB de C.V.[1]	157,100	1,697,697
Fomento Economico Mexicano SAB de C.V., ADR	16,673	1,798,850
Grupo Aeroportuario del Pacifico SA de C.V., ADR	10,100	628,624
Grupo Aeroportuario del Pacifico SAB de C.V.	181,200	1,130,131
Grupo Comercial Chedraui SA de C.V.[1]	303,700	1,051,220
Grupo Financiero Banorte SAB de C.V., Series O	362,550	2,495,301
Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR*	148,700	2,312,285
Grupo Mexico SAB de C.V., Series B	1,156,750	4,303,264
Kimberly-Clark de Mexico SA de C.V., Series A	190,300	536,269
Total Mexico common stocks		20,309,656
Philippines—1.41%
Alliance Global Group, Inc.	2,982,600	1,387,017
JG Summit Holdings, Inc.	1,141,500	1,122,281
Philippine Long Distance Telephone Co., ADR	22,600	1,556,462
Total Philippines common stocks		4,065,760
	Number of shares	Value
Common stocks—(continued)
Poland—0.83%
KGHM Polska Miedz SA	19,459	$1,189,119
Polski Koncern Naftowy Orlen SA*	75,272	1,193,170
Total Poland common stocks		2,382,289
Qatar—0.54%
Industries Qatar Q.S.C.	33,402	1,553,453
Russia—5.67%
Gazprom Neft OAO, ADR	32,809	795,618
Gazprom, ADR	423,067	3,997,983
LUKOIL, ADR	25,521	1,725,220
Magnit OJSC[3]	855	160,989
Magnit OJSC, GDR[4]	30,460	1,144,714
Sberbank[3]	635,390	2,315,706
Sberbank, ADR	269,902	3,975,656
Severstal OAO	53,685	668,378
Tatneft, ADR[6]	32,674	1,508,559
Total Russia common stocks		16,292,823
South Africa—5.27%
African Bank Investments Ltd.[1]	177,758	613,065
Bidvest Group Ltd.	27,856	665,963
Clicks Group Ltd.	65,933	442,259
FirstRand Ltd.	197,537	712,197
Imperial Holdings Ltd.	53,577	1,167,380
Life Healthcare Group Holdings Pte. Ltd.	99,141	348,686
Mediclinic International Ltd.	157,482	997,186
Mondi Ltd.	85,563	1,018,918
MTN Group Ltd.	145,737	2,852,844
Naspers Ltd., N Shares	11,262	728,767
Sappi Ltd.*	287,954	1,006,637
Sasol Ltd.	29,894	1,294,255
Shoprite Holdings Ltd.	32,460	611,464
Steinhoff International Holdings Ltd.*,1	281,478	854,351
Tiger Brands Ltd.[1]	22,569	743,053
Vodacom Group Ltd.	78,976	1,101,609
Total South Africa common stocks		15,158,634
South Korea—10.44%
Asiana Airlines, Inc.*	166,010	919,292
Daesang Corp.*	36,990	937,552
Hanwha Corp.*	30,140	925,852
Hyundai Mobis*	9,084	2,377,519
Hyundai Motor Co.	15,266	2,873,963
Kangwon Land, Inc.*	28,320	812,728
KB Financial Group, Inc.	29,838	1,065,912
KCC Corp.	3,747	1,001,334
Korea Electric Power Corp. (KEPCO)*	38,090	1,133,334
KT&G Corp.	13,076	911,420
LG Display Co. Ltd.*	40,910	1,100,777
LG Uplus Corp.*	148,890	1,112,992
Lotte Shopping Co. Ltd.	3,255	1,113,472
Meritz Fire & Marine Insurance Co. Ltd.	97,070	1,185,601
Samsung Card Co. Ltd.	29,050	955,061
Samsung Electronics Co. Ltd.	8,169	10,862,743
SK Holdings Co. Ltd	4,595	725,798
Total South Korea common stocks		30,015,350

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Taiwan—4.82%
Advanced Semiconductor Engineering, Inc.	437,172	$353,866
Asustek Computer, Inc.	128,000	1,465,260
Cathay Financial Holding Co. Ltd.	280,602	312,662
Compal Electronics, Inc.	694,000	504,167
Fubon Financial Holding Co. Ltd.	492,761	630,001
HON HAI Precision Industry Co. Ltd.	1,269,690	3,629,344
MediaTek, Inc.	43,000	470,391
Quanta Computer, Inc.	193,000	450,365
Taiwan Semiconductor Manufacturing Co. Ltd.	900,156	3,094,367
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	117,252	2,080,050
United Microelectronics Corp.	1,808,000	704,181
Wistron Corp.	153,307	177,573
Total Taiwan common stocks		13,872,227
Thailand—6.25%
Advanced Information Services Public Co. Ltd.	224,800	1,583,099
Bangchak Petroleum PCL	1,114,600	1,345,594
CP ALL Public Co. Ltd.[3]	479,500	751,731
Kasikornbank Public Co. Ltd., NVDR	164,600	1,095,677
Kasikornbank Public Co. Ltd.	385,800	2,579,905
Krung Thai Bank PCL	1,531,900	1,176,409
PTT Exploration & Production PCL	180,800	1,006,465
PTT Global Chemical PCL	469,700	1,260,094
PTT Public Co. Ltd.[3]	146,200	1,671,838
Quality Houses PCL	10,791,300	1,114,594
Siam Commercial Bank PCL	195,200	1,171,724
Thai Airways International PCL*	1,022,700	792,232
Thai Beverage PCL	3,280,000	1,391,346
Thai Vegetable Oil PCL	1,194,800	1,031,727
Total Thailand common stocks		17,972,435
Turkey—4.00%
TAV Havalimanlari Holding A.S.	168,013	1,046,051
Tofas Turk Otomobil Fabrikasi A.S.	70,165	422,885
Tupras-Turkiye Petrol Rafinerileri A.S.	73,392	2,023,887
Turk Hava Yollari Anonim Ortakligi (THY)*	393,855	1,464,570
Turk Telekomunikasyon A.S.	369,061	1,548,640
Turkcell Iletisim Hizmetleri A.S. (Turkcell)*	166,011	1,033,587
Turkiye Garanti Bankasi A.S.	545,120	2,733,736
Turkiye Is Bankasi (Isbank), Class C	333,149	1,231,254
Total Turkey common stocks		11,504,610
United Kingdom—0.96%
SABMiller PLC	56,288	2,775,716
United States—1.08%
Southern Copper Corp.	27,825	1,096,027
Yum! Brands, Inc.	30,900	2,006,646
Total United States common stocks		3,102,673
Total common stocks (cost—$219,761,270)		251,837,801
	Number of shares	Value
Preferred stocks—5.29%
Brazil—5.16%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR[1]	16,434	$784,559
Companhia de Bebidas das Americas (AmBev), ADR	78,164	3,678,398
Itau Unibanco Holding SA	129,200	2,228,649
Itau Unibanco Holdings SA, ADR	53,400	920,082
Itausa-Investimentos Itau SA	223,128	1,129,450
Petroleo Brasileiro SA, ADR	167,600	1,521,685
Suzano Papel e Celulose SA*	300,700	1,102,323
Vale SA, ADR	180,152	3,467,926
Total Brazil preferred stocks		14,833,072
South Korea—0.13%
Hyundai Motor Co.	5,564	381,689
Total preferred stocks (cost—$13,812,623)		15,214,761
Investment companies—4.05%
United States—4.05%
iPath MSCI India Index ETN*,1	97,213	6,004,944
iShares MSCI Emerging Markets Index Fund	35,922	1,588,471
iShares MSCI Taiwan Index Fund	302,914	4,059,047
Total investment companies (cost—$11,137,862)		11,652,462
	Face amount
Repurchase agreement—3.12%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $8,930,101 US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$9,141,340); proceeds: $8,962,002 (cost—$8,962,000)	$8,962,000	8,962,000
	Number of shares
Investment of cash collateral from securities loaned—6.68%
Money market fund—6.68%
UBS Private Money Market Fund LLC[7] (cost—$19,213,189)	19,213,189	19,213,189
Total investments (cost—$272,886,944)—106.71%		306,880,213
Liabilities in excess of other assets—(6.71)%		(19,297,757)
Net assets—100.00%		$287,582,456

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$41,002,494
Gross unrealized depreciation	(7,009,225)
Net unrealized appreciation	$33,993,269

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$243,906,502	$7,929,960	$1,339	$251,837,801
Preferred stocks	15,214,761	—	—	15,214,761
Investment companies	11,652,462	—	—	11,652,462
Repurchase agreement	—	8,962,000	—	8,962,000
Investment of cash collateral from securities loaned	—	19,213,189	—	19,213,189
Total	$270,773,725	$36,105,149	$1,339	$306,880,213

At January 31, 2013, there was a transfer between Level 1 and Level 2 of $1,583,099 due to the valuation being based primarily on the valuation of shares of the security as traded on the local exchange rather than an unadjusted quoted price from a US exchange. At July 31, 2012, $148,414,447 of foreign securities were classified as Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the six months ended January 31, 2013:

Common stock
Beginning balance	$1,339
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$1,339

The change in unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2013 was $0.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2013 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2013.

2  Illiquid security representing 0.00% of net assets as of January 31, 2013.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.50% of net assets as of January 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Security is traded on the Turquoise Exchange.

6  Security is traded on the over-the-counter ("OTC") market.

7  The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the six months ended 01/31/13	Sales during the six months ended 01/31/13	Value at 01/31/13	Net income earned from affiliate for the six months ended 01/31/13
UBS Private Money Market Fund LLC	$8,124,467	$55,477,360	$44,388,638	$19,213,189	$2,182

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 12.74% before the deduction of the maximum PACE Select program fee. (Class P shares returned 11.61% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 11.10%, while the Lipper Global Real Estate Funds category posted a median return of 11.86%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 161. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

CBRE Clarion

While we generated a strong absolute return, our portion of the Portfolio underperformed the benchmark during the reporting period. This underperformance was primarily due to stock selection. In particular, our holdings in the US detracted from results, more than offsetting positive stock selection in the Asia-Pacific region. In the US, our stock selection and an overweight to the apartment sector were not rewarded. Despite delivering some of the strongest earnings growth of US property companies and generally exceeding expectations, the apartment sector lagged the benchmark. The sector battled negative "headwinds," due to an increase in apartment unit starts and a recovery in single-family housing, which the market apparently assumed would impede demand for rental housing. We believed negative sentiment toward the apartment sector to be overdone and were somewhat vindicated at the end of 2012, as apartment stocks began to outperform in the face of overwhelming evidence that apartment fundamentals remained strong, despite a nascent recovery in the US housing market. Asset allocation modestly detracted from results, primarily due to the drag of a modest cash position in a strong market, neutralizing the value added from positive asset allocation decisions in the Americas region during the reporting period.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

CBRE Clarion Securities, LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield")

Portfolio Managers:

CBRE Clarion: T. Ritson Ferguson, Steven D. Burton & Joseph P. Smith

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

CBRE Clarion (formerly, ING Clarion Real Estate Securities) uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Sub-Advisors' comments – continued

Our current portfolio positioning is based on an improving economic outlook with a continued focus on valuation. We expect that with an improving economic outlook, markets will embrace listed property companies with more exposure to growth. Our portfolio positioning remains focused on attractively priced companies, geographies and property sectors that we feel will benefit the most from improving economic conditions. Geographically, we remain underweight Europe, which we expect to be economically challenged in 2013. We are more favorably inclined toward the Americas and Asia-Pacific regions, given their superior economic growth outlook and associated growth in real estate cash flows.

In terms of property type, in the US we are overweight the mall, apartment, hotel and industrial sectors. We remain underweight the suburban office, health care, storage and net lease sectors. In Europe, we have a bias toward the dominant Western European retail companies, excluding the UK, and a preference for office companies in London that focus on the supply constrained West End submarket. In the Asia-Pacific region, we generally favor the office, retail and industrial sectors. We remain overweight Australian real estate investment trusts (REITs), as well as Japanese property companies with significant exposure to the Tokyo office market. We remain cautious on the residential sector in Hong Kong and Singapore, as a result of increasingly effective governmental cooling measures.

Derivatives were not used during the reporting period.

Brookfield

Our portion of the Portfolio outperformed the benchmark during the reporting period, primarily due to stock selection. Additionally, industry allocation and country allocation contributed to results, while regional allocation was largely flat during the reporting period.

The US was the strongest country contributor, while healthcare was the strongest contributor from a sector perspective. In both cases, stock selection was the driving factor, partially due to our out-of-benchmark allocation to health care operator Brookdale Senior Living. Health care operators specializing in private pay facilities were strong performers during the period due to attractive fundamentals, as well as uncertainty surrounding US government Medicare reimbursements. In addition, Brookdale Senior Living strongly rallied late in 2012, on rumors that it may pursue a restructuring into a REIT or operating company/property company. Other positive key contributors to performance included stock selection in global office companies and our overweight to the strong performing homebuilder sector.

Investment process (concluded)

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Sub-Advisors' comments – concluded

Conversely, there were a few notable detractors from performance. Thematically, improvement in the Chinese economy was the foundation for underperformance, as we did not anticipate a rapid recovery. As such, an underweight to the Asia Pacific region, particularly Hong Kong, detracted from results. However, an overweight to China partially offset these losses. Residential developers also detracted from relative performance, driven mostly by our zero allocation to Asia Pacific residential developers. Finally, our zero weight in Wharf Holdings Ltd., a Hong Kong retail company, was the largest individual detractor from relative performance, as Hong Kong retail fundamentals quickly accelerated in 2012, due to the rebound in China's economy.

Our portion of the Portfolio did not hold derivatives during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	12.58%	22.95%	(0.84)%	(2.08)%
Class C3	12.21	21.97	(1.61)	(2.85)
Class Y4	12.70	23.24	N/A	17.10
Class P5	12.74	23.32	(0.61)	(2.61)
After deducting maximum sales charge or PACE Select program fee
Class A2	6.43	16.23	(1.96)	(2.97)
Class C3	11.21	20.97	(1.61)	(2.85)
Class P5	11.61	20.87	(2.58)	(4.54)
FTSE EPRA/NAREIT Developed Index[6]	11.10	23.15	2.58	0.20
Lipper Global Real Estate Funds median	11.86	22.22	2.18	(0.66)

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 21.76%; 5-year period, (3.17)%; since inception, (3.46)%; Class C—1-year period, 27.07%; 5-year period, (2.82)%; since inception, (3.31)%; Class Y—1-year period, 29.40%; since inception, 16.68%; Class P—1-year period, 26.90%; 5-year period, (3.74)%; since inception, (5.00)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.69% and 1.45%; Class C—2.44% and 2.20%; Class Y—1.39% and 1.20%; and Class P—1.65% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20% and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Net assets (mm)	$129.5
Number of holdings	121
Portfolio composition[1]	01/31/13
Common stocks	97.4%
Cash equivalents and other assets less liabilities	2.6
100.0%
Top five countries (equity investments)[1]	01/31/13
United States	44.8%
Australia	9.9
Japan	9.5
Hong Kong	8.8
United Kingdom	5.6
Total	78.6%
Top ten equity holdings[1]	01/31/13
Simon Property Group, Inc.	4.8%
Westfield Group	3.6
Public Storage, Inc.	3.2
Sun Hung Kai Properties Ltd.	3.2
Mitsubishi Estate Co. Ltd.	2.8
Mitsui Fudosan Co. Ltd.	2.5
Westfield Retail Trust	2.3
SL Green Realty Corp.	2.2
The Macerich Co.	1.9
Capitaland Ltd.	1.9
Total	28.4%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2013

Common stocks

Apartments	6.32%
Building-residential/commercial	1.11
Diversified	17.77
Diversified operations	1.14
Health care	3.04
Hotels & motels	2.53
Manufactured homes	0.82
Office property	10.59
Real estate management/service	5.93
Real estate operations/development	18.68
Regional malls	8.97
Retirement/aged care	0.61
Shopping centers	13.88
Storage	3.21
Storage/warehousing	0.77
Warehouse/industrial	2.03
Total common stocks	97.40
Repurchase agreement	3.59
Investment of cash collateral from securities loaned	2.66
Liabilities in excess of other assets	(3.65)
Net assets	100.00%

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—97.40%
Australia—9.94%
Dexus Property Group	1,850,664	$2,016,716
Federation Centres	278,700	677,164
Goodman Group	192,646	904,010
GPT Group	140,411	554,934
Investa Office Fund	114,350	361,310
Mirvac Group	385,621	639,379
Westfield Group	401,219	4,677,612
Westfield Retail Trust	908,935	3,042,557
Total Australia common stocks		12,873,682
Austria—0.41%
Conwert Immobilien Invest SE1	39,489	535,968
Bermuda—2.00%
Hongkong Land Holdings Ltd.	263,959	2,066,799
Kerry Properties Ltd.	96,500	521,359
Total Bermuda common stocks		2,588,158
Brazil—0.06%
Sonae Sierra Brasil SA	4,700	72,104
Canada—1.61%
Boardwalk Real Estate Investment Trust	6,800	447,584
Calloway Real Estate Investment Trust	13,500	400,506
Canadian Real Estate Investment Trust	3,300	148,523
Cominar Real Estate Investment Trust[2,3,4]	5,731	129,054
RioCan Real Estate Investment Trust[2,3,4]	2,200	59,290
RioCan Real Estate Investment Trust[5]	33,200	894,742
Total Canada common stocks		2,079,699
Cayman Islands—2.31%
China Resources Land Ltd.	144,000	438,198
Country Garden Holdings Co. Ltd.*,1	378,293	201,453
Evergrande Real Estate Group Ltd.[1]	1,306,700	690,805
KWG Property Holding Ltd.	325,000	248,085
Soho China Ltd.[1]	1,574,000	1,416,629
Total Cayman Islands common stocks		2,995,170
France—2.96%
Fonciere des Regions	4,634	391,428
ICADE	1,586	139,976
Klepierre	16,049	633,039
Mercialys SA	3,310	73,684
Societe Immobiliere de Location pour l'Industrie et le Commerce (Silic)	1,900	207,934
Unibail Rodamco	10,100	2,386,885
Total France common stocks		3,832,946
Germany—1.46%
Alstria Office REIT-AG	60,700	741,766
Deutsche Wohnen AG	7,606	146,443
DIC Asset AG	55,000	637,087
GSW Immobilien AG	8,434	359,927
Total Germany common stocks		1,885,223
	Number of shares	Value
Common stocks—(continued)
Hong Kong—8.82%
Cheung Kong (Holdings) Ltd.	30,000	$492,044
China Overseas Land & Investment Ltd.[1]	166,000	514,777
Hang Lung Properties Ltd.	229,300	864,820
New World Development Co. Ltd.	358,000	658,261
Sino Land Co. Ltd.	692,900	1,295,491
Sun Hung Kai Properties Ltd.	252,530	4,145,121
Swire Properties Ltd.	187,000	684,787
The Link REIT	247,300	1,285,065
Wharf (Holdings) Ltd.	167,170	1,476,538
Total Hong Kong common stocks		11,416,904
Italy—0.43%
Beni Stabili SpA	807,687	558,209
Japan—9.52%
Activia Properties, Inc.	32	229,209
Aeon Mall Co. Ltd.	21,500	518,427
GLP J-Reit*	680	606,047
Hulic Co. Ltd.	83,000	525,529
Japan Real Estate Investment Corp.	161	1,626,814
Japan Retail Fund Investment Corp.[1]	199	376,913
Kenedix Realty Investment Corp.	48	187,654
Mitsubishi Estate Co. Ltd.	148,789	3,602,371
Mitsui Fudosan Co. Ltd.	140,021	3,198,686
Nippon Accommodations Fund, Inc.[1]	27	206,386
Sumitomo Realty & Development Co. Ltd.	28,000	852,753
Tokyo Tatemono Co. Ltd.	32,000	149,773
United Urban Investment Corp.	204	249,186
Total Japan common stocks		12,329,748
Jersey—0.63%
Atrium European Real Estate Ltd.	133,000	821,493
Mexico—0.86%
Fibra Uno Administracion SA de CV	356,400	1,114,503
Netherlands—0.17%
Eurocommercial Properties N.V.	5,361	213,644
Norway—0.83%
Norwegian Property ASA	697,714	1,075,391
Singapore—4.20%
CapitaCommercial Trust[1]	575,000	773,543
Capitaland Ltd.	751,783	2,429,711
CapitaMall Trust	393,200	673,522
CapitaMalls Asia Ltd.[1]	323,600	564,761
Global Logistic Properties Ltd.	378,000	842,952
Keppel Land Ltd.[1]	45,000	154,890
Total Singapore common stocks		5,439,379
Sweden—0.45%
Castellum AB	26,536	391,497
Hufvudstaden AB, Class A	14,547	188,191
Total Sweden common stocks		579,688
Switzerland—0.39%
PSP Swiss Property AG*	5,244	502,762

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United Kingdom—5.59%
British Land Co. PLC	130,526	$1,163,420
Derwent London PLC	19,026	651,182
Great Portland Estates PLC	164,141	1,266,494
Hammerson PLC	211,008	1,625,437
Land Securities Group PLC	83,161	1,059,104
Safestore Holdings PLC	500,826	992,887
Segro PLC	55,813	219,705
Songbird Estates PLC*,1	129,700	262,787
Total United Kingdom common stocks		7,241,016
United States—44.76%
American Tower Corp.	4,800	365,520
AvalonBay Communities, Inc.	11,100	1,440,669
Boston Properties, Inc.	18,600	1,958,208
Brandywine Realty Trust	83,100	1,057,863
BRE Properties, Inc.	40,700	2,070,816
Brookdale Senior Living, Inc.*	29,282	790,907
DDR Corp.	138,600	2,299,374
Digital Realty Trust, Inc.[1]	7,500	509,325
Douglas Emmett, Inc.	25,300	589,996
Duke Realty Corp.	111,300	1,715,133
DuPont Fabros Technology, Inc.	22,300	527,172
Equity Lifestyle Properties, Inc.	14,800	1,059,680
Equity Residential	21,100	1,168,729
Essex Property Trust, Inc.	5,900	907,302
Federal Realty Investment Trust	2,900	306,965
General Growth Properties, Inc.	64,296	1,255,058
HCP, Inc.	28,100	1,303,559
Health Care REIT, Inc.	21,200	1,332,208
Highwoods Properties, Inc.	13,000	468,000
Host Hotels & Resorts, Inc.	113,583	1,907,058
Hyatt Hotels Corp., Class A*	7,800	312,546
Kilroy Realty Corp.	37,800	1,886,220
Kimco Realty Corp.	55,400	1,150,658
Liberty Property Trust	44,500	1,743,065
Pebblebrook Hotel Trust	33,500	834,485
Post Properties, Inc.	15,700	761,607
ProLogis, Inc.	45,491	1,815,091
Public Storage, Inc.	26,977	4,152,570
Ramco-Gershenson Properties Trust	75,700	1,144,584
Rayonier, Inc.	14,900	802,216
Simon Property Group, Inc.	38,902	6,231,322
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
SL Green Realty Corp.	35,400	$2,845,452
Starwood Hotels & Resorts Worldwide, Inc.	3,600	221,076
Tanger Factory Outlet Centers, Inc.	17,400	616,308
Taubman Centers, Inc.	12,300	1,002,450
The Macerich Co.	41,926	2,503,821
Toll Brothers, Inc.*	38,300	1,434,335
UDR, Inc.	49,300	1,177,777
Ventas, Inc.	19,636	1,301,670
Vornado Realty Trust	20,891	1,764,454
Weingarten Realty Investors	34,300	989,212
Weyerhaeuser Co.	7,400	222,888
Total United States common stocks		57,947,349
Total common stocks (cost—$104,933,973)		126,103,036
	Face amount
Repurchase agreement—3.59%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $4,636,438 US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$4,746,112); proceeds: $4,653,001 (cost—$4,653,000)	$4,653,000	4,653,000
	Number of shares
Investment of cash collateral from securities loaned—2.66%
Money market fund—2.66%
UBS Private Money Market Fund LLC[6] (cost—$3,446,118)	3,446,118	3,446,118
Total investments (cost—$113,033,091)—103.65%		134,202,154
Liabilities in excess of other assets—(3.65)%		(4,728,616)
Net assets—100.00%		$129,473,538

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow please refer to page 196.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$21,291,409
Gross unrealized depreciation	(122,346)
Net unrealized appreciation	$21,169,063

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2013 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$125,914,692	$188,344	$—	$126,103,036
Repurchase agreement	—	4,653,000	—	4,653,000
Investment of cash collateral from securities loaned	—	3,446,118	—	3,446,118
Total	$125,914,692	$8,287,462	$—	$134,202,154

At January 31, 2013, there were no transfers between Level 1 and Level 2. At July 31, 2012, $51,230,119 of foreign securities were classified as Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2013.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.15% of net assets as of January 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the over-the-counter ("OTC") market.

5  Security is traded on the Toronto Stock Exchange.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for more information.

Security description	Value at 07/31/12	Purchases during the six months ended 01/31/13	Sales during the six months ended 01/31/13	Value at 01/31/13	Net income earned from affiliate for the six months ended 01/31/13
UBS Private Money Market Fund LLC	$3,162,016	$31,574,307	$31,290,205	$3,446,118	$1,818

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2013, the Portfolio's Class P shares returned 5.97% before the deduction of the maximum PACE Select program fee. (Class P shares returned 4.91% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.04%, the Barclays Global Aggregate Index returned 0.68%, and the US Consumer Price Index (CPI) increased by 0.51%, while the Lipper Absolute Return Funds category posted a median return of 2.48%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 172. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Please note: On December 3, 2012, First Quadrant L.P. began serving as a Sub-Advisor for the Equitized Global Macro portion of this Portfolio, a new portion of the Portfolio. First Quadrant now manages two portions of the Portfolio.

First Quadrant's Equitized Global Macro ("EGTAA") strategy is composed of MSCI World equity beta, a measure of the volatility of a portfolio in comparison to the Fund's benchmark as a whole, plus its Global Macro strategy at a 4% risk level. The alpha from the 4% active risk overlay is sourced from country selection in equity, fixed income, currency and volatility markets on a market neutral, relative-value basis. First Quadrant's Global Macro strategy is a zero-beta strategy that can be managed at various target risk levels, and can be used as a stand-alone strategy or implemented over a market beta such as that of the MSCI World Index.

Analytic Investors

Our portion of the Portfolio consists of long-short equity positions.2 Our process is based on the premise that investor behavior slowly changes over time and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity), to help us identify potential investment opportunities.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); Wellington Management Company, LLP ("Wellington Management") until November 30, 2012, First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments")

Portfolio Managers:

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva

Wellington Management: Rick A. Wurster and Stephen A. Gorman

First Quadrant: Dori Levanoni and Ed Peters

Standard Life Investments: Guy Stern

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

2  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

An emphasis on low beta stocks detracted from performance during the period, as low beta securities underperformed high beta securities. (Beta is a measure of volatility or risk relative to the market as a whole.)

In terms of stock selection, an emphasis on companies with strong price momentum was beneficial, as these companies continued to perform well. In contrast, favoring higher quality, low risk securities negatively impacted performance, as companies with these characteristics, such as above average profit margins, underperformed.

We experienced strong results in North America and the Pacific Regions, while our European exposure was negative for performance. An overweight position in the Pacific Region was beneficial for performance, specifically in Hong Kong. Within North America, stock selection was strong in both the US and Canada. An underweight exposure to Europe, which was the strongest performing region, coupled with poor security selection within the region, negatively impacted relative results.

With regards to sectors, we generated positive results within energy, as an overweight position to strong performing Marathon Petroleum Corp. and a short position in the weak performing Meg Energy Corp. were two of our top performing positions during the reporting period. Additionally, the health care sector added value, as a long position in Warner Chilcott Plc. was rewarded. Detracting from results were our exposures to the financials and consumer discretionary sectors. In particular, a short position in Sampo Oyj, a Finland-based company engaged in investment activities, was not rewarded as the company's shares moved higher during the reporting period. In addition, a long position in Best Buy negatively impacted returns, as this consumer discretionary company performed poorly.

Derivatives were not used during the six-month period.

First Quadrant (Global Macro)

During the reporting period, our portion of the Portfolio had solid performance, with the majority of our alpha sources adding value.

Currency selection was the strongest sleeve in our portion of the Portfolio, benefiting the most from a short position in the yen and a long position in the euro. These positives were somewhat offset by a long position in the US dollar and a short position in the New Zealand dollar. Positive performance is

Investment process (continued)

Wellington Management pursues an "opportunistic equity plus alpha" strategy by opportunistically seeking non-core equity exposures that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments that are expected to contribute positive returns over time. Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical risk allocation" approach across global markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

attributable to the unhedged export flows indicator, which looks at shorter-term price movements and trade flows. Additionally, our relative valuation measure (which indicates whether a currency is expensive or inexpensive) and quality timing measure (indicates risk environment) both added value.

The volatility alpha sleeve, which seeks to profit from the difference between prices of options, added value during the reporting period. The market contagion sleeve, which seeks to profit from market reactions to changes in risk, whether they are reactions within the market or are the relative reactions across markets to changes in risk, added value during the reporting period.

The global asset class selection sleeve continued to prefer global equities versus global bonds, albeit at a muted level, and this positioning modestly contributed to performance. Bond country selection slightly benefited results, while stock country selection modestly detracted from results. Country stock selection added value at the beginning of the reporting period. However, by the fourth quarter of 2012, risk measurement and macroeconomic strategies generated losses, with long positions in Canada and the US, coupled with a short position in Italy as the main detractors.

As a general rule, derivatives are the primary instrument used to implement all of the sleeves in our portfolio. Specifically, we used developed market futures to implement stock and bond country selection, global asset class selection and market contagion strategies. We used currency forwards to implement currency selection. Futures and forwards were used to gain exposure to stocks, bonds and currencies in a more cost-efficient manner. The volatility management sleeve was implemented using options on developed market futures. Finally, options were used to take advantage of structural characteristics of options pricing.

First Quadrant (Equitized Global Macro)

For the period from December 3, 2012 through January 31, 2013, when we managed a portion of the Portfolio, we produced solid results, with the majority of the sleeves adding value. However, the hedging portion of the equity portfolio modestly detracted from performance during the reporting period.

Currency selection was the strongest sleeve in our portion of the Portfolio and benefited the most from a short position in the yen and a long position in the euro. Positive performance was attributable to the unhedged export flows indicator, which looks at shorter-term price movements and trade flows. While our relative valuation measure (which indicates whether a currency is expensive or inexpensive) added value in December 2012, it fared poorly in January 2013, leading to small losses from our long position in the Great Britain pound and our shorts in the New Zealand dollar and Australian dollar.

The volatility alpha sleeve, which seeks to profit from the difference between prices of options, added value during the reporting period.

The global asset class selection sleeve preferred global equities versus global bonds, albeit at a muted level, and modestly contributed to performance. The reporting period ended with both bond country selection and stock country selection slightly detracting from results. Stock country selection losses were mainly attributable to short positions in Italy and Japan.

Investment process (concluded)

return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life Investments may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

As a general rule, derivatives are the primary instrument used to implement all of the sleeves in our portfolio. Specifically, we used developed market futures in order to implement stock and bond country selection, global asset class selection, market contagion strategies and the MSCI World equity replication. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g., physical stocks, bonds and currencies). The volatility management sleeve was implemented using options on developed market futures. Options were used to exploit structural characteristics of options pricing.

Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and implement at a lower cost and we find both attributes to be positive contributors to portfolio performance.

Standard Life Investments

Stock selection was positive for performance in our portion of the Portfolio during the reporting period. We diversified our US equity technology versus US small-cap equity strategy by switching approximately half of our short US small-cap position into a short position in Taiwan. This move illustrated our favoring of US technology companies higher up the value chain versus manufacturing technology stocks that dominate the Taiwanese market. Although both of these positions lost value during the reporting period, they acted as useful diversifiers to positions elsewhere in our portion of the Portfolio.

Our fixed income positions were strong performers during the reporting period. We initiated a German versus French bonds strategy during the third quarter of 2012, as we felt that German bonds would outperform. We also initiated a US yield curve steepening strategy in the fourth quarter of 2012, as we believed that the difference between short- and long-term rates would widen. Collectively, while these strategies did not meaningfully impact performance during the reporting period, they allowed us to implement positions against our long term convictions at attractive entry levels.

We introduced a new global real estate investment trust (REIT) strategy in December 2012, taking advantage of the stock picking ability of our property fund managers to select a portfolio of high-yielding listed property globally. The strategy generated positive results from the time it was introduced into the Portfolio through period end.

In the foreign exchange market, toward the end of the third quarter of 2012 we changed our Brazilian real versus Australian dollar strategy to a Mexican peso versus Australian dollar strategy, as we believed in the underlying strength of the Mexican economy and the high cash return on the peso versus the Australian dollar. Additionally, we initiated a long position in the Indian rupee versus the Singapore dollar, as we believed that the global growth slowdown is not reflected in the Singapore dollar as it continued to appreciate. On the other hand, recent negative developments in India are more than reflected in the rupee. In December 2012, we established a Chinese versus Japanese foreign exchange rate volatility strategy, which expresses the view that China will allow the renminbi to fluctuate more versus other major currencies than the market is currently anticipating, especially if a crisis unfolds in China.

Our portion of the Portfolio has a cash benchmark and is mandated to seek absolute return opportunities based on our three-year outlook of markets globally. Our objective is to beat cash returns by 5% on a three-year rolling basis while minimizing portfolio risk. Cash returns remain anchored close to zero during the reporting period and are not expected to increase markedly over the coming three years, as we expect below average growth in developed markets for some time to come. That said, we do not foresee low growth persisting indefinitely, so we have built our portfolio to seek returns to also beat long term expectations of cash returns.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

We extensively utilized derivatives to implement our fundamental strategy; seeking to provide exposure to a wide range of investment opportunities. In terms of derivatives, many of the individual investment strategies in our portion of the Portfolio should be considered in combination with other positions. This is particularly the case, for example, with relative value investments, but is also the case when looking at equity positions. Throughout the reporting period, the results of derivatives used were in line with our risk and return expectations.

Wellington Management (Note: Wellington Management was terminated as a Sub-Advisor for the Portfolio effective November 30, 2012, and its portion of the Portfolio was transitioned to First Quadrant Equitized Global Macro. The following commentary only covers the period of time during which Wellington Management sub-advised a portion of the Portfolio, from August 1, 2012 to November 30, 2012.)

Our portion of the Portfolio posted a positive absolute return during the reporting period. Our exposure to developed global equities and thematic exposure to European equities contributed to absolute performance during the reporting period. Despite continued concerns about the looming US "fiscal cliff" and economic malaise in Europe, investor risk appetite was largely strong during the period, amid further signs of economic recovery in China and a strengthening US housing market. European equities rallied despite a host of weak economic data during the reporting period. Investors continued to take solace in the European Central Bank's bond buying plan and were encouraged when Eurozone finance ministers reached a deal of reducing Greece's debt, clearing the way for the country's next loan disbursement. Also contributing to performance was stock selection within a number of sectors. In particular, top contributors included financials holdings Societe Generale and BNP Paribas, leading producer of private-brand foods and food services products Ralcorp and diversified manufacturer Carlisle.

Our portion of the Portfolio was hurt by its tactical exposures to precious metals, particularly to gold. A lack of inflationary pressures spurred a drop in gold demand during the reporting period. Top detractors included positions in Banro and Centamin. Our exposure to Japanese equities, German bonds and US Treasuries also detracted from absolute returns. Furthermore, we were hurt by our downside protection hedges. Puts on the S&P 500 and DAX detracted from returns, as both markets rose during the period.

Certain derivative instruments, including interest rate swaps and bond futures, were used to gain exposure to global bond markets, implement yield curve and duration strategies and take advantage of inefficiencies within the global bond market. Equity index futures and equity index options were utilized to gain exposure to certain global equity markets and to hedge against anticipated declines. Our portion of the Portfolio also made use of currency forwards to gain exposure to certain currencies, hedge against anticipated changes in currency values and take advantage of inefficiencies between various currencies. The results of the derivatives used during the reporting period were within our expectations.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	5.79%	6.81%	(1.04)%	0.61%
Class C3	5.38	6.08	(1.78)	(0.06)
Class Y4	5.94	7.07	N/A	(0.49)
Class P5	5.97	7.11	(0.79)	0.86
After deducting maximum sales charge or PACE Select program fee
Class A2	0.02	0.93	(2.15)	(0.22)
Class C3	4.38	5.08	(1.78)	(0.06)
Class P5	4.91	4.99	(2.76)	(1.14)
Citigroup Three-Month US Treasury Bill Index[6]	0.04	0.08	0.39	1.51
Barclays Global Aggregate Index[7]	0.68	1.67	4.67	5.99
US Consumer Price Index (CPI)[8]	0.51	1.59	1.76	2.00
Lipper Absolute Return Funds median	2.48	4.25	0.88	2.60

Average annual total returns for periods ended December 31, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 2.21%; 5-year period, (3.05)%; since inception, (0.46)%: Class C—1-year period, 6.40%; 5-year period, (2.67)%; since inception, (0.30)%: Class Y—1-year period, 8.37%; since inception, (0.88)%; Class P—1-year period, 6.26%; 5-year period, (3.64)%; since inception, (1.36)%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—2.12% and 2.03%; Class C—2.82% and 2.78%; Class Y—1.91% and 1.78%; and Class P—1.85% and 1.78%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Net assets (mm)	$527.5
Number of holdings	574
Portfolio composition[1]	01/31/13
Common stocks and preferred stock	31.7%
Bonds and notes	19.2
ADRs and GDRs	1.7
Investments sold short	(4.4)
Options, futures, swaps and forward foreign currency contracts	0.7
Cash equivalents and other assets less liabilities	51.1
Total	100.0%
Top five countries (long holdings)[1]	01/31/13
United States	24.9%
Japan	3.0
United Kingdom	3.0
France	2.8
Mexico	2.4
Total	36.1%
Top five equity sectors (long holdings)[1]	01/31/13
Financials	8.6%
Information technology	4.9
Consumer discretionary	4.6
Energy	4.6
Health care	2.9
Total	25.6%
Top five countries (short holdings)[1]	01/31/13
United States	(1.9)%
Canada	(0.6)
Finland	(0.4)
Japan	(0.4)
Bermuda	(0.2)
Total	(3.5)%
Top five equity sectors (short holdings)[1]	01/31/13
Energy	(2.4)%
Financials	(0.8)
Materials	(0.5)
Industrials	(0.3)
Consumer discretionary	(0.3)
Total	(4.3)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 196.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	01/31/13
TJX Cos., Inc.	0.5%
Microsoft Corp.	0.5
Royal Dutch Shell PLC, A Shares	0.5
Abbott Laboratories	0.5
LyondellBasell Industries N.V., Class A	0.5
Sekisui House Ltd.	0.5
Ascendas Real Estate Investment Trust (A-REIT)	0.5
CA, Inc.	0.5
RioCan Real Estate Investment Trust	0.4
The Link REIT	0.4
Total	4.8%
Top ten equity holdings (short holdings)[1,2]	01/31/13
Sampo Oyj, A Shares	(0.4)%
Range Resources Corp.	(0.3)
MEG Energy Corp.	(0.3)
QEP Resources, Inc.	(0.3)
Las Vegas Sands Corp.	(0.2)
Nabors Industries Ltd.	(0.2)
FMC Technologies, Inc.	(0.2)
ArcelorMittal	(0.2)
Southwestern Energy Co.	(0.2)
Banco Espirito Santo SA (BES)	(0.2)
Total	(2.5)%
Top ten long-term fixed income holdings (long holdings)[1,2]	01/31/13
US Treasury Inflation Index Notes (TIPS), 1.375%, 07/15/18	1.5%
US Treasury Inflation Index Notes (TIPS), 1.250%, 07/15/20	1.1
US Treasury Inflation Index Bonds (TIPS), 3.875%, 04/15/29	0.7
Mexican Bonos, 7.500%, 06/03/27	0.6
Mexican Bonos, 8.500%, 05/31/29	0.6
Mexican Bonos, 10.000%, 12/05/24	0.6
US Treasury Inflation Index Bonds (TIPS), 2.375%, 01/15/25	0.6
US Treasury Inflation Index Bonds (TIPS), 1.750%, 01/15/28	0.6
Mexican Bonos, 6.500%, 06/10/21	0.6
US Treasury Inflation Index Notes (TIPS), 2.375%, 01/15/17	0.5
Total	7.4%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2013

Common stocks

Aerospace & defense	0.30%
Air freight & logistics	0.28
Auto components	0.18
Automobiles	0.39
Beverages	0.44
Biotechnology	0.22
Capital markets	0.60
Chemicals	1.64
Commercial banks	1.89
Commercial services & supplies	0.50
Communications equipment	0.43
Computers & peripherals	0.57
Consumer finance	0.46
Containers & packaging	0.07
Diversified financial services	0.72
Diversified telecommunication services	0.20
Electric utilities	0.19
Electrical equipment	0.19
Electronic equipment, instruments & components	0.44
Energy equipment & services	0.50
Food & staples retailing	0.45
Food products	0.38
Health care equipment & supplies	0.42
Health care providers & services	0.75
Hotels, restaurants & leisure	0.21
Household durables	0.76
Independent power producers & energy traders	0.53
Insurance	0.31
Internet & catalog retail	0.13
Internet software & services	0.99
IT services	0.31
Leisure equipment & products	0.19
Machinery	0.42
Media	0.77
Metals & mining	0.42
Multi-utilities	0.02
Multiline retail	0.48
Oil, gas & consumable fuels	4.12
Personal products	0.36
Pharmaceuticals	1.46
Professional services	0.12
Real estate investment trusts	3.14
Real estate management & development	1.38
Road & rail	0.25

Common stocks—(concluded)

Semiconductors & semiconductor equipment	1.08%
Software	1.06
Specialty retail	1.35
Textiles, apparel & luxury goods	0.30
Thrifts & mortgage finance	0.07
Tobacco	0.38
Transportation infrastructure	0.21
Wireless telecommunication services	0.26
Total common stocks	33.29

Preferred stock

Household products	0.08
Total preferred stock	0.08
US government obligations	8.74

Corporate notes

Auto manufacturers	0.06
Banking non-US	1.15
Banking US	0.01
Beverages	0.18
Building materials	0.18
Building societies	0.13
Chemicals	0.06
Commercial services	0.19
Diversified banking institution	1.07
Diversified financial services	0.20
Diversified operations	0.14
Electric-generation	0.09
Electric-integrated	0.62
Energy-alternate sources	0.01
Engineering & construction	0.14
Finance-auto loans	0.20
Finance-consumer loans	0.11
Food-misc/diversified	0.03
Food-retail	0.10
Gas-distribution	0.08
Gas-transportation	0.07
Household products	0.02
Insurance	0.39
Investment companies	0.06
Machinery-general industrial	0.11
Medical	0.08
Money center banks	0.25
Multimedia	0.07

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2013

Corporate notes—(concluded)

Oil & gas	0.16%
Paper & forest products	0.04
REITS-diversified	0.08
REITS-shopping centers	0.08
Retail-discount	0.02
Retail-major department store	0.11
Rubber-tires	0.03
Satellite telecommunications	0.06
Steel-producers	0.13
Telecommunications	0.55
Tobacco	0.17
Transactional software	0.06
Transportation	0.08
Water	0.11
Total corporate notes	7.48
Non-US government obligations	3.01
Time deposits	5.40
Short-term US government obligations	35.35
Repurchase agreement	6.02

Options and swaptions purchased

Call options & swaptions purchased	0.78
Put options purchased	0.44
Total options and swaptions purchased	1.22

Investments sold short
Common stocks

Commercial banks	(0.24)%
Diversified telecommunication services	(0.05)
Electronic equipment, instruments & components	(0.15)
Energy equipment & services	(0.49)
Food products	(0.01)
Hotels, restaurants & leisure	(0.24)
Insurance	(0.44)
Machinery	(0.03)
Marine	(0.15)
Media	(0.01)
Metals & mining	(0.47)
Oil, gas & consumable fuels	(1.90)
Real estate investment trusts	(0.02)
Real estate management & development	(0.12)
Transportation infrastructure	(0.08)
Total investments sold short	(4.40)
Other assets in excess of liabilities	3.81
Net assets	100.00%

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—33.29%
Australia—1.07%
Brambles Ltd.	142,926	$1,208,740
Caltex Australia Ltd.	1	20
CFS Retail Property Trust Group	21,699	45,255
Dexus Property Group	269,979	294,203
Federation Centres	114,786	278,898
Goodman Group	153,245	719,117
GPT Group	91,578	361,936
Mirvac Group	254,970	422,753
Santos Ltd.	71,083	886,539
SP Ausnet	266,753	319,896
Toll Holdings Ltd.	102,232	561,822
Westfield Group	48,513	565,589
Total Australia common stocks		5,664,768
Austria—0.17%
Oesterreichische Post AG	20,588	899,433
Belgium—0.24%
Ageas	5,430	179,197
Umicore SA	21,008	1,093,922
Total Belgium common stocks		1,273,119
Bermuda—0.52%
Cheung Kong Infrastructure Holdings Ltd.	96,000	609,021
First Pacific Co. Ltd.	316,000	406,643
Hongkong Land Holdings Ltd.	24,000	187,920
Kerry Properties Ltd.	22,000	118,859
Lancashire Holdings Ltd.	27,154	352,712
Lazard Ltd., Class A	26,158	906,375
Yue Yuen Industrial Holdings Ltd.	49,000	164,273
Total Bermuda common stocks		2,745,803
Canada—1.81%
Agrium, Inc.	17,300	1,962,598
Brookfield Office Properties, Inc.	53,900	887,885
Canadian Tire Corp. Ltd., Class A	14,900	1,037,054
Cenovus Energy, Inc.	12,437	412,863
CGI Group, Inc., Class A*	45,300	1,215,388
Empire Co. Ltd.	9,600	579,234
Genworth MI Canada, Inc.	14,500	350,506
Nexen, Inc.	1,100	29,425
Pacific Rubiales Energy Corp.	5,600	130,652
RioCan Real Estate Investment Trust	80,100	2,158,701
Suncor Energy, Inc.	22,846	776,498
Total Canada common stocks		9,540,804
Cayman Islands—0.56%
51job, Inc., ADR*	12,029	649,566
Baidu, Inc., ADR*	5,741	621,750
China Mengniu Dairy Co. Ltd.	183,000	534,460
China Metal Recycling Holdings Ltd.[1]	352,200	428,249
China Resources Land Ltd.	62,000	188,669
Herbalife Ltd.	13,071	474,739
MGM China Holdings Ltd.	19,600	46,401
Total Cayman Islands common stocks		2,943,834
	Number of shares	Value
Common stocks—(continued)
Denmark—0.20%
Novo Nordisk A/S, Class B	5,785	$1,064,414
Finland—0.21%
Wartsila Oyj	22,757	1,083,027
France—1.12%
BNP Paribas SA	20,252	1,270,691
Gecina SA	712	80,724
Ingenico SA	10,337	651,602
Klepierre	2,993	118,056
L'Oreal SA	4,555	676,615
Renault SA	14,283	861,361
Sanofi	10,936	1,067,043
Societe Generale SA*	17,157	775,167
Unibail-Rodamco SE	1,475	348,580
Veolia Environnement SA	6,174	79,606
Total France common stocks		5,929,445
Germany—0.24%
Deutsche Wohnen AG	5,872	113,057
Kabel Deutschland Holding AG	14,510	1,176,585
Total Germany common stocks		1,289,642
Hong Kong—1.34%
BOC Hong Kong (Holdings) Ltd.	385,500	1,329,670
China Overseas Land & Investment Ltd.	76,000	235,681
Hang Lung Group Ltd.	92,000	558,140
Henderson Land Development Co. Ltd.	187,000	1,345,463
New World Development Co. Ltd.	26,000	47,807
Sun Hung Kai Properties Ltd.	31,000	508,845
Swire Properties Ltd.	69,600	254,873
The Link REIT	414,000	2,151,301
Wheelock & Co. Ltd.	110,000	619,826
Total Hong Kong common stocks		7,051,606
India—0.12%
Tata Motors Ltd., ADR	22,191	613,137
Ireland—0.49%
Seagate Technology PLC[2]	29,480	1,001,730
Warner Chilcott PLC, Class A2	112,905	1,599,864
Total Ireland common stocks		2,601,594
Japan—3.02%
Alfresa Holdings Corp.	11,300	495,522
Daido Steel Co., Ltd.	38,000	169,960
Fuji Electric Co. Ltd.	75,000	175,515
Hakuhodo DY Holdings, Inc.	6,900	469,331
Hitachi High-Technologies Corp.	12,500	248,647
Idemitsu Kosan Co. Ltd.	13,300	1,166,450
Japan Tobacco, Inc.	22,800	709,843
JX Holdings, Inc.	211,900	1,251,310
Medipal Holdings Corp.	26,600	336,845
Mitsubishi Estate Co. Ltd.	14,000	338,958
Mitsubishi Materials Corp.	25,000	80,103
Mitsui Fudosan Co. Ltd.	43,000	982,306
NAMCO BANDAI Holdings, Inc.	70,500	1,004,555
NEC Corp.*	5,000	12,193

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Olympus Corp.*	400	$8,867
ORIX Corp.	5,710	610,057
Otsuka Corp.	5,300	434,108
Otsuka Holdings Co. Ltd.	44,900	1,447,484
Sekisui Chemical Co. Ltd.	75,000	722,566
Sekisui House Ltd.	216,000	2,376,248
Seven & I Holdings Co. Ltd.	25,000	760,566
Showa Denko K.K.	632,000	967,576
Suzuken Co. Ltd.	14,900	456,556
Yokogawa Electric Corp.	61,700	687,542
Total Japan common stocks		15,913,108
Jersey—0.33%
Petrofac Ltd.	67,395	1,750,833
Malaysia—0.09%
UEM Land Holdings Bhd*	667,600	472,713
Netherlands—0.61%
Gemalto N.V.	8,064	718,055
LyondellBasell Industries N.V., Class A2	39,718	2,518,916
TNT Express N.V.	676	5,194
Total Netherlands common stocks		3,242,165
Norway—0.24%
DNB ASA	89,899	1,257,260
Papua New Guinea—0.18%
Oil Search Ltd.	124,044	944,277
Portugal—0.19%
Galp Energia, SGPS SA	62,595	1,016,924
Russia—1.44%
Gazprom ADR	169,262	1,599,526
LUKOIL, ADR	26,201	1,771,188
Magnit OJSC[3]	15,158	673,925
Mining and Metallurgical Co. Norilsk Nickel, ADR	37,359	743,070
NovaTek OAO, GDR[3]	1,900	222,490
Rosneft Oil Co., GDR[3]	118,356	1,041,533
Sberbank of Russia, ADR	63,554	936,150
Uralkali, GDR[3]	9,439	360,003
VTB Bank OJSC, GDR[3]	63,939	233,697
Total Russia common stocks		7,581,582
Singapore—0.93%
Ascendas Real Estate Investment Trust (A-REIT)	1,156,000	2,363,091
Capitaland Ltd.	116,000	374,904
Hutchison Port Holdings Trust	1,372,000	1,125,040
Mapletree Commercial Trust	59,000	63,641
StarHub Ltd.	303,000	954,794
Total Singapore common stocks		4,881,470
South Korea—0.12%
Samsung Electronics Co. Ltd.	474	630,302
	Number of shares	Value
Common stocks—(continued)
Spain—0.17%
Banco Bilbao Vizcaya Argentaria SA	4,905	$48,785
Banco de Sabadell SA*	12,000	32,147
Banco Popular Espanol SA*	28,000	25,244
Bankia SA*	1,967	1,365
Grifols SA*	13,315	448,113
Iberdrola SA	15,467	83,417
Repsol YPF SA	2,569	57,363
Telefonica SA	13,321	193,172
Total Spain common stocks		889,606
Sweden—0.50%
Elekta AB, B Shares	58,164	865,436
Industrivarden AB, C Shares	8,806	154,573
Lundin Petroleum AB*	33,150	851,451
Swedbank AB, A Shares	32,724	772,053
Total Sweden common stocks		2,643,513
Switzerland—0.32%
ACE Ltd.	5,813	496,023
Syngenta AG	2,727	1,177,340
Total Switzerland common stocks		1,673,363
Turkey—0.07%
Koza Altin Isletmeleri AS	15,289	376,412
United Kingdom—1.73%
ARM Holdings PLC	65,983	903,121
Aveva Group PLC	16,580	568,254
British Land Co. PLC	25,478	227,094
Burberry Group PLC	28,213	607,201
Capital & Counties Properties PLC	14,475	55,557
Croda International PLC	14,732	566,366
Derwent London PLC	3,346	114,520
DS Smith PLC	110,562	388,578
Great Portland Estates PLC	14,553	112,289
Hammerson PLC	29,356	226,135
Inmarsat PLC	81,994	838,774
Land Securities Group PLC	17,402	221,625
Lloyds Banking Group PLC*	1,390,047	1,138,904
Royal Dutch Shell PLC, A Shares	73,420	2,609,513
Telecity Group PLC	41,360	555,606
Total United Kingdom common stocks		9,133,537
United States—15.26%
Abbott Laboratories[2]	74,516	2,524,602
Acuity Brands, Inc.	11,604	798,355
AES Corp.[2]	161,957	1,755,614
Altria Group, Inc.	33,906	1,141,954
American Capital Agency Corp.	24,647	779,585
Amgen, Inc.	8,525	728,547
Annaly Capital Management, Inc.	1,866	27,747
Apple, Inc.	2,777	1,264,396
Arthur J. Gallagher & Co.	15,877	586,655
AutoZone, Inc.*,2	2,578	953,087
AvalonBay Communities, Inc.	3,361	436,224
Avnet, Inc.*	20,165	713,034
Baxter International, Inc.	10,216	693,053

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
BB&T Corp.[2]	70,733	$2,141,795
Beam, Inc.	14,347	880,045
Best Buy Co., Inc.[2]	591	9,610
BorgWarner, Inc.*	12,620	936,152
Boston Properties, Inc.	4,999	526,295
Brookdale Senior Living, Inc.*	24,551	663,123
CA, Inc.[2]	95,187	2,362,541
Calpine Corp.*	53,853	1,062,520
Citigroup, Inc.	40,834	1,721,561
Cobalt International Energy, Inc.*	16,500	399,465
ConocoPhillips[2]	23,317	1,352,386
DDR Corp.	19,634	325,728
Dr. Pepper Snapple Group, Inc.	18,998	856,240
eBay, Inc.*	21,860	1,222,630
Essex Property Trust, Inc.	1,111	170,850
Express Scripts Holding Co.*	15,336	819,249
Extra Space Storage, Inc.	6,435	256,370
Facebook, Inc., Class A*	2,630	81,451
Federal Realty Investment Trust	2,153	227,895
Ford Motor Co.	44,331	574,086
Freeport-McMoRan Copper & Gold, Inc.	12,283	432,976
General Growth Properties, Inc.	20,410	398,403
Google, Inc., Class A*	1,743	1,317,168
Hanesbrands Inc*	21,707	813,578
Harris Corp.[2]	39,604	1,829,705
Health Care REIT, Inc.	4,930	309,801
HollyFrontier Corp.[2]	31,245	1,631,614
Host Hotels & Resorts, Inc.	21,058	353,564
Intel Corp.[2]	71,600	1,506,464
J.B. Hunt Transport Services, Inc.	9,766	656,959
JPMorgan Chase & Co.	31,830	1,497,601
Kansas City Southern	7,228	672,999
Kimco Realty Corp.	8,975	186,411
KLA-Tencor Corp.[2]	17,922	984,097
Kraft Foods Group, Inc.	19,439	898,471
Liberty Interactive Corp., Class A*	4,050	86,103
Lorillard, Inc.[2]	3,990	155,889
Macy's, Inc.[2]	37,652	1,487,631
Marathon Petroleum Corp.[2]	25,431	1,887,235
Mead Johnson Nutrition Co., Class A	7,560	574,560
Micron Technology, Inc.*	108,414	819,610
Microsoft Corp.[2]	95,372	2,619,869
Monster Beverage Corp.*	12,475	597,553
National-Oilwell Varco, Inc.	11,601	860,098
NVIDIA Corp.	5,849	71,709
ON Semiconductor Corp.*	101,518	796,916
Pall Corp.	16,462	1,124,355
Phillips 66[2]	28,162	1,705,772
Pitney Bowes, Inc.[2]	86,262	1,243,035
Polycom, Inc.*	41,442	457,105
Precision Castparts Corp.	4,725	866,565
priceline.com, Inc.*	900	616,923
ProLogis, Inc.	8,701	347,170
Public Storage	1,586	244,133
PulteGroup, Inc.*	44,414	921,146
R.R. Donnelley & Sons Co.[2]	21,777	200,348
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Regions Financial Corp.	1	$8
Ross Stores, Inc.[2]	28,016	1,672,555
Safeway, Inc.[2]	18,402	354,239
Simon Property Group, Inc.	4,014	642,963
SL Green Realty Corp.	5,492	441,447
SLM Corp.[2]	106,814	1,804,088
Sprint Nextel Corp.*	76,760	432,159
St. Jude Medical, Inc.	15,952	649,246
Staples, Inc.[2]	1	13
Starbucks Corp.	14,649	822,102
Starwood Hotels & Resorts Worldwide, Inc.	3,862	237,165
State Street Corp.[2]	26,700	1,485,855
The Charles Schwab Corp.	45,174	746,726
The Estee Lauder Cos., Inc., Class A	12,535	763,758
The Gap, Inc.	29,866	976,021
The Home Depot, Inc.	10,069	673,817
The Walt Disney Co.	23,177	1,248,777
Time Warner Cable, Inc.	7,775	694,619
TJX Cos., Inc.[2]	62,639	2,830,030
TransDigm Group, Inc.	5,325	721,218
UnitedHealth Group, Inc.[2]	21,227	1,171,943
VeriSign, Inc.*,2	32,840	1,425,584
Virgin Media, Inc.	11,362	447,549
VMware, Inc., Class A*	767	58,660
Total United States common stocks		80,466,923
Total common stocks (cost—$159,387,072)		175,574,614
Preferred stock—0.08%
Germany—0.08%
Henkel AG & Co. KGaA (cost—$306,018)	4,940	436,191
	Face amount[4]
US government obligations—8.74%
US Treasury Inflation Index Bonds (TIPS) 0.125%, due 01/15/22	1,149,583	1,242,537
0.750%, due 02/15/42	348,501	369,221
1.125%, due 01/15/21	1,021,012	1,194,903
1.750%, due 01/15/28	2,401,512	3,058,925
2.000%, due 07/15/14	2,174,341	2,306,669
2.000%, due 01/15/26	721,588	934,288
2.125%, due 02/15/40	1,722,606	2,456,867
2.125%, due 02/15/41	818,020	1,175,202
2.375%, due 01/15/25	2,297,717	3,068,888
2.375%, due 01/15/27	799,246	1,085,226
2.625%, due 07/15/17	1,455,371	1,750,652
3.375%, due 04/15/32	389,166	628,321
3.875%, due 04/15/29	2,326,463	3,788,682
US Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/16	2,355,455	2,499,543
0.500%, due 04/15/15	1,377,000	1,448,432
1.250%, due 07/15/20	4,678,294	5,540,855
1.375%, due 07/15/18	6,676,828	7,803,543

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[4]		Value
US government obligations—(concluded)
1.625%, due 01/15/15		1,046,704	$1,119,973
1.875%, due 07/15/13		213,126	217,755
1.875%, due 07/15/15		1,297,423	1,425,746
2.000%, due 01/15/14		224,307	232,403
2.375%, due 01/15/17		2,378,328	2,775,582
Total US government obligations (cost—$43,638,961)			46,124,213
Corporate notes—7.48%
Australia—0.03%
Santos Finance Ltd. 8.250%, due 09/22/70[5]	EUR	100,000	143,927
Belgium—0.04%
Anheuser-Busch InBev N.V. 2.000%, due 12/16/19[3]	EUR	150,000	203,385
Brazil—0.03%
Vale SA 3.750%, due 01/10/23	EUR	100,000	142,046
Cayman Islands—0.12%
Hutchison Whampoa Finance 09 Ltd. 4.750%, due 11/14/16	EUR	150,000	227,052
IPIC GMTN Ltd. 4.875%, due 05/14/16[3]	EUR	200,000	297,358
Thames Water Utilities Ltd. 3.250%, due 11/09/16	EUR	100,000	144,658
Total Cayman Islands corporate notes			669,068
Czech Republic—0.06%
CEZ AS 4.500%, due 06/29/20	EUR	200,000	309,983
Denmark—0.18%
AP Moeller - Maersk A/S 4.875%, due 10/30/14	EUR	120,000	172,007
Danske Bank A/S 4.100%, due 03/16/18[5]	EUR	60,000	82,487
4.750%, due 06/04/14	EUR	200,000	284,571
3.875%, due 02/28/17	EUR	100,000	145,901
Dong Energy A/S 7.750%, due 06/01/3010[5]	EUR	75,000	111,764
TDC A/S 4.375%, due 02/23/18[3]	EUR	100,000	150,955
Total Denmark corporate notes			947,685
Finland—0.03%
Teollisuuden Voima OYJ 4.625%, due 02/04/19[3]	EUR	100,000	151,017
France—1.67%
Alstom SA 4.000%, due 09/23/14	EUR	200,000	283,562
Areva SA 3.875%, due 09/23/16	EUR	50,000	71,184
ASF 7.375%, due 03/20/19	EUR	150,000	261,576
	Face amount[4]		Value
Corporate notes—(continued)
France—(continued)
AXA SA 5.250%, due 04/16/40[5]	EUR	200,000	$276,037
Banque PSA Finance SA 6.000%, due 07/16/14[3]	EUR	100,000	141,315
BNP Paribas SA 2.875%, due 11/27/17[3]	EUR	100,000	142,015
3.000%, due 02/24/17	EUR	150,000	213,397
4.730%, due 04/12/16[5,6]	EUR	100,000	124,103
BPCE SA 2.000%, due 04/24/18	EUR	100,000	135,285
4.500%, due 02/10/22	EUR	100,000	153,664
Casino Guichard-Perrachon SA 4.379%, due 02/08/17	EUR	350,000	514,984
Cie de St. Gobain 3.625%, due 06/15/21	EUR	100,000	138,527
4.500%, due 09/30/19[3]	EUR	240,000	357,228
Cie Financiere et Industrielle des Autoroutes 5.000%, due 05/24/21	EUR	100,000	157,166
CNP Assurances 6.875%, due 09/30/41[5]	EUR	100,000	135,101
Credit Agricole SA 3.000%, due 07/20/15	EUR	100,000	141,103
3.900%, due 04/19/21	EUR	150,000	200,222
Electricite de France 3.875%, due 01/18/22	EUR	100,000	148,098
6.250%, due 01/25/21	EUR	300,000	515,766
Eutelsat SA 5.000%, due 01/14/19[3]	EUR	200,000	311,409
France Telecom SA 8.125%, due 01/28/33	EUR	70,000	145,231
GDF Suez 3.500%, due 10/18/22	EUR	100,000	145,696
6.875%, due 01/24/19	EUR	100,000	173,256
Lafarge SA 8.875%, due 05/27/14[3,7]	EUR	120,000	176,555
Lagardere SCA 4.875%, due 10/06/14	EUR	150,000	212,444
Pernod-Ricard SA 4.875%, due 03/18/16	EUR	200,000	297,532
5.000%, due 03/15/17[3]	EUR	100,000	152,558
PPR 3.750%, due 04/08/15	EUR	394,000	562,685
RCI Banque SA 3.250%, due 01/17/14[3]	EUR	180,000	248,625
4.000%, due 12/02/13[3]	EUR	140,000	194,281
Societe Fonciere Lyonnaise SA 4.625%, due 05/25/16	EUR	100,000	143,974
Societe Generale SA 2.500%, due 01/15/14[3]		160,000	161,984
3.750%, due 08/21/14	EUR	150,000	212,146
4.750%, due 03/02/21	EUR	200,000	312,570
9.375%, due 09/12/15[5,6]	EUR	100,000	149,331
Suez Environnement Co. 4.125%, due 06/24/22	EUR	50,000	75,636

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[4]		Value
Corporate notes—(continued)
France—(concluded)
Unibail-Rodamco SE 3.375%, due 03/11/15[3]	EUR	180,000	$255,240
Valeo SA 5.750%, due 01/19/17	EUR	100,000	152,248
Veolia Environnement SA 4.450%, due 04/16/18[3,5,6]	EUR	100,000	131,842
4.625%, due 03/30/27	EUR	100,000	148,277
Vivendi SA 4.125%, due 07/18/17	EUR	100,000	146,257
4.250%, due 12/01/16	EUR	50,000	73,316
4.750%, due 07/13/21	EUR	100,000	151,281
Total France corporate notes			8,844,707
Germany—0.15%
Evonik Industries AG 7.000%, due 10/14/14[3]	EUR	100,000	148,626
RWE AG 4.625%, due 09/28/15[5,6]	EUR	125,000	171,608
Thyssenkrupp AG 8.000%, due 06/18/14[7]	EUR	220,000	324,226
Volkswagen Leasing GmbH 3.250%, due 05/10/18	EUR	100,000	145,050
Total Germany corporate notes			789,510
Ireland—0.31%
ESB Finance Ltd. 6.250%, due 09/11/17[3]	EUR	200,000	306,456
FGA Capital Ireland PLC 4.000%, due 03/28/13[3]	EUR	100,000	136,180
5.250%, due 02/28/14	EUR	100,000	139,648
GE Capital European Funding 2.000%, due 02/27/15[3]	EUR	34,000	46,918
3.625%, due 06/15/17	EUR	19,000	27,594
3.750%, due 04/04/16	EUR	350,000	508,790
4.750%, due 07/30/14	EUR	7,000	10,024
5.250%, due 05/18/15	EUR	150,000	221,796
6.000%, due 01/15/19	EUR	50,000	82,265
The Governor & Co. of the Bank of Ireland 4.625%, due 04/08/13	EUR	20,000	27,156
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[3]	EUR	100,000	142,698
Total Ireland corporate notes			1,649,525
Italy—0.54%
Assicurazioni Generali SpA MTN 5.125%, due 09/16/24[3]	EUR	50,000	71,582
Banco Popolare SC 4.000%, due 04/06/13	EUR	200,000	272,309
Edison SpA 3.250%, due 03/17/15[3]	EUR	100,000	140,533
Enel SpA 5.250%, due 01/14/15	EUR	460,000	661,502
	Face amount[4]		Value
Corporate notes—(continued)
Italy—(concluded)
Intesa Sanpaolo SpA 3.375%, due 01/19/15	EUR	200,000	$277,075
3.750%, due 11/23/16	EUR	200,000	275,009
5.000%, due 02/28/17[3]	EUR	100,000	143,355
Snam SpA 3.875%, due 03/19/18[3]	EUR	100,000	140,631
5.000%, due 01/18/19[3]	EUR	150,000	221,738
Telecom Italia Capital SA 5.250%, due 11/15/13		120,000	123,433
Telecom Italia SpA 6.125%, due 12/14/18	EUR	150,000	225,522
UniCredit SpA 4.250%, due 07/31/18[3]	EUR	100,000	148,527
4.875%, due 03/07/17	EUR	100,000	143,248
Total Italy corporate notes			2,844,464
Jersey—0.14%
ASIF III Jersey Ltd. 4.750%, due 09/11/13	EUR	150,000	208,065
Heathrow Funding Ltd. 4.125%, due 10/12/16	EUR	50,000	73,890
4.375%, due 01/25/17	EUR	100,000	149,037
4.600%, due 02/15/18[3]	EUR	200,000	302,686
Total Jersey corporate notes			733,678
Luxembourg—0.16%
ArcelorMittal 8.250%, due 06/03/13	EUR	125,000	173,256
9.500%, due 02/15/15[7]		50,000	56,375
Fiat Industrial Finance Europe SA 6.250%, due 03/09/18[3]	EUR	100,000	150,275
Gazprom (Gaz Capital SA) 8.125%, due 02/04/15	EUR	100,000	152,074
Talanx Finanz Luxembourg SA 8.367%, due 06/15/42[3,5]	EUR	100,000	158,216
Wind Acquisition Finance SA 7.375%, due 02/15/18[3]	EUR	100,000	141,211
Total Luxembourg corporate notes			831,407
Mexico—0.06%
America Movil SAB de C.V. 4.125%, due 10/25/19	EUR	200,000	305,940
Netherlands—1.12%
ABB Finance BV 2.625%, due 03/26/19[3]	EUR	150,000	210,527
ABN Amro Bank N.V. 4.250%, due 04/11/16	EUR	300,000	441,500
6.375%, due 04/27/21[3]	EUR	200,000	300,663
Achmea BV 7.375%, due 06/16/14	EUR	100,000	146,909
Allianz Finance II BV 4.750%, due 07/22/19	EUR	50,000	78,582

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[4]		Value
Corporate notes—(continued)
Netherlands—(concluded)
Coca-Cola HBC Finance BV 7.875%, due 01/15/14	EUR	100,000	$143,950
Conti-Gummi Finance BV 7.500%, due 09/15/17[3]	EUR	100,000	144,136
CRH Finance BV 5.000%, due 01/25/19	EUR	100,000	154,374
7.375%, due 05/28/14	EUR	100,000	146,805
Deutsche Bahn Finance BV 3.000%, due 03/08/24	EUR	100,000	142,249
4.750%, due 03/14/18	EUR	52,000	82,024
Deutsche Telekom International Finance BV 6.000%, due 01/20/17	EUR	200,000	315,820
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[5,6]	EUR	100,000	133,132
Enel Finance International N.V. 5.750%, due 10/24/18[3]	EUR	300,000	450,152
HIT Finance BV 5.750%, due 03/09/18	EUR	100,000	148,326
ING Bank N.V. 3.375%, due 03/03/15	EUR	120,000	170,114
4.000%, due 12/23/16[3]	EUR	150,000	221,596
4.625%, due 03/15/19[5]	EUR	120,000	160,393
KBC IFIMA N.V. 3.875%, due 03/31/15[3]	EUR	180,000	256,457
4.375%, due 10/26/15[3]	EUR	100,000	145,519
Koninklijke KPN N.V. 5.625%, due 09/30/24[3]	EUR	100,000	153,720
LeasePlan Corp. N.V. 3.875%, due 09/16/15[3]	EUR	100,000	142,624
Linde Finance BV 7.375%, due 07/14/66[5]	EUR	120,000	187,914
OI European Group BV 6.750%, due 09/15/20[3]	EUR	100,000	153,092
Rabobank Nederland 3.500%, due 10/17/18	EUR	96,000	141,197
4.125%, due 01/14/20	EUR	300,000	455,714
4.375%, due 05/05/16[3]	EUR	75,000	111,362
Repsol International Finance BV 4.250%, due 02/12/16[3]	EUR	100,000	142,075
RWE Finance BV 6.625%, due 01/31/19	EUR	100,000	170,956
SNS Bank N.V. 3.625%, due 07/18/13	EUR	10,000	13,587
Telefonica Europe BV 5.875%, due 02/14/33	EUR	50,000	73,774
Ziggo Bond Co. 8.000%, due 05/15/18[3]	EUR	120,000	176,297
Total Netherlands corporate notes			5,915,540
Norway—0.03%
DnB NOR Bank ASA 4.375%, due 02/24/21[3]	EUR	110,000	170,070
	Face amount[4]		Value
Corporate notes—(continued)
Spain—0.43%
Amadeus Capital Markets SA 4.875%, due 07/15/16	EUR	200,000	$292,233
Banco Bilbao Vizcaya Argentaria SA 3.500%, due 12/05/17	EUR	100,000	136,677
4.250%, due 03/30/15	EUR	200,000	279,199
BBVA Senior Finance SAU 4.375%, due 09/21/15	EUR	100,000	139,050
Gas Natural Capital Markets SA 4.125%, due 01/26/18	EUR	200,000	279,490
5.000%, due 02/13/18[3]	EUR	100,000	145,137
Iberdrola Finanzas SAU 4.750%, due 01/25/16	EUR	200,000	287,617
Santander International Debt SAU 3.500%, due 08/12/14[3]	EUR	200,000	275,208
Telefonica Emisiones SAU 4.797%, due 02/21/18[3]	EUR	200,000	285,293
4.967%, due 02/03/16[3]	EUR	100,000	143,455
Total Spain corporate notes			2,263,359
Sweden—0.25%
Nordea Bank AB 3.750%, due 02/24/17	EUR	90,000	132,638
4.000%, due 06/29/20	EUR	100,000	151,652
6.250%, due 09/10/18[5]	EUR	200,000	278,881
Skandinaviska Enskilda Banken AB 2.500%, due 09/01/15[3]	EUR	100,000	140,394
Svenska Handelsbanken AB 4.375%, due 10/20/21[3]	EUR	200,000	311,102
TeliaSonera AB 3.625%, due 02/14/24[3]	EUR	100,000	145,414
3.875%, due 10/01/25	EUR	100,000	148,936
Total Sweden corporate notes			1,309,017
United Kingdom—1.23%
Abbey National Treasury Services PLC 3.375%, due 10/20/15	EUR	100,000	141,859
Aviva PLC 5.250%, due 10/02/23[5]	EUR	100,000	135,780
5.700%, due 09/29/15[5,6]	EUR	50,000	66,494
Barclays Bank PLC 5.250%, due 05/27/14[3]	EUR	175,000	250,666
6.625%, due 03/30/22[3]	EUR	120,000	183,211
BAT International Finance PLC 3.625%, due 11/09/21[3]	EUR	200,000	295,485
BG Energy Capital PLC 3.000%, due 11/16/18[3]	EUR	100,000	143,656
Brambles Finance PLC 4.625%, due 04/20/18	EUR	200,000	306,076
British Telecommunications PLC 6.125%, due 07/11/14	EUR	100,000	145,511
Coventry Building Society 2.250%, due 12/04/17[3]	EUR	150,000	203,521

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[4]		Value
Corporate notes—(continued)
United Kingdom—(concluded)
Experian Finance PLC 4.750%, due 02/04/20	EUR	100,000	$156,784
FCE Bank PLC 4.750%, due 01/19/15[3]	EUR	150,000	215,878
G4S International Finance PLC 2.625%, due 12/06/18	EUR	100,000	133,733
2.875%, due 05/02/17[3]	EUR	120,000	165,849
Hammerson PLC 2.750%, due 09/26/19	EUR	100,000	136,407
4.875%, due 06/19/15	EUR	200,000	292,402
HBOS PLC 4.375%, due 10/30/19[5]	EUR	57,000	72,944
HSBC Holdings PLC 6.000%, due 06/10/19[3]	EUR	130,000	206,209
Imperial Tobacco Finance PLC 4.500%, due 07/05/18	EUR	250,000	379,234
7.250%, due 09/15/14	EUR	150,000	223,120
LBG Capital No. 2 PLC, Series 22 15.000%, due 12/21/19	EUR	100,000	190,119
Legal & General Group PLC 4.000%, due 06/08/25[5]	EUR	100,000	135,441
Lloyds TSB Bank PLC 6.500%, due 03/24/20	EUR	140,000	207,997
Mondi Finance Ltd. 5.750%, due 04/03/17	EUR	60,000	91,790
Mondi Finance PLC 3.375%, due 09/28/20	EUR	100,000	137,330
Motability Operations Group PLC 3.250%, due 11/30/18[3]	EUR	150,000	218,164
Nationwide Building Society 3.125%, due 04/03/17	EUR	100,000	143,639
3.750%, due 01/20/15	EUR	50,000	71,063
6.750%, due 07/22/20	EUR	170,000	266,064
Royal Bank of Scotland PLC 4.875%, due 01/20/17	EUR	370,000	560,064
6.000%, due 05/10/13	EUR	180,000	246,545
6.934%, due 04/09/18	EUR	100,000	150,512
SABMiller PLC 4.500%, due 01/20/15	EUR	100,000	144,753
United Utilities Water PLC 4.250%, due 01/24/20	EUR	50,000	76,298
Total United Kingdom corporate notes			6,494,598
United States—0.90%
Bank of America Corp. 4.750%, due 04/03/17[3]	EUR	200,000	300,263
5.125%, due 09/26/14	EUR	300,000	432,507
Citigroup, Inc. 0.858%, due 05/31/17[5]	EUR	180,000	225,438
1.458%, due 11/30/17[5]	EUR	200,000	255,022
4.000%, due 11/26/15	EUR	350,000	507,784
7.375%, due 09/04/19	EUR	120,000	208,088
GE Capital Trust II 5.500%, due 09/15/67[3,5]	EUR	100,000	135,074
	Face amount[4]		Value
Corporate notes—(concluded)
United States—(concluded)
HSBC Finance Corp. 3.750%, due 11/04/15	EUR	100,000	$144,226
Merrill Lynch & Co., Inc. 4.625%, due 09/14/18	EUR	100,000	143,701
4.875%, due 05/30/14	EUR	100,000	142,141
MetLife Global Funding I 4.625%, due 05/16/17	EUR	100,000	152,668
Mondelez International, Inc. 6.250%, due 03/20/15	EUR	100,000	149,747
Morgan Stanley 4.000%, due 11/17/15	EUR	405,000	580,991
4.500%, due 02/23/16	EUR	50,000	72,388
5.500%, due 10/02/17	EUR	50,000	76,476
Pemex Project Funding Master Trust 6.375%, due 08/05/16[3]	EUR	160,000	248,597
Pfizer, Inc. 5.750%, due 06/03/21	EUR	100,000	171,835
Roche Holdings, Inc. 6.500%, due 03/04/21[3]	EUR	150,000	269,905
The Procter & Gamble Co. 4.875%, due 05/11/27	EUR	75,000	126,559
Wachovia Corp. 4.375%, due 11/27/18	EUR	50,000	73,652
Wal-Mart Stores, Inc. 4.875%, due 09/21/29	EUR	60,000	100,519
Zurich Finance (USA), Inc. 5.750%, due 10/02/23[5]	EUR	160,000	220,507
Total United States corporate notes			4,738,088
Total corporate notes (cost—$36,517,965)			39,457,014
Non-US government obligations—3.01%
Australia—0.01%
Australia Index Linked Government Bond 3.000%, due 09/20/25	AUD	23,000	32,684
Canada—0.09%
Canadian Government Bond 4.000%, due 12/01/31	CAD	274,816	463,755
Germany—0.45%
Bundesrepublik Deutschland 1.500%, due 09/04/22	EUR	500,000	670,957
1.500%, due 02/15/23	EUR	300,000	400,326
1.750%, due 07/04/22	EUR	550,000	756,282
Bundesrepublik Deutschland, Series 09 3.250%, due 01/04/20	EUR	250,000	387,320
Series 98 4.750%, due 07/04/28	EUR	100,000	182,365
Total Germany			2,397,250

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Face amount[4]		Value
Non-US government obligations—(concluded)
Mexico—2.37%
Mexican Bonos 6.500%, due 06/10/21	MXN	35,200,000	$3,048,947
7.500%, due 06/03/27	MXN	34,000,000	3,200,725
8.500%, due 05/31/29	MXN	31,300,000	3,192,179
10.000%, due 12/05/24	MXN	27,300,000	3,070,149
Total Mexico			12,512,000
Sweden—0.07%
Sweden Government Bond 4.289%, due 12/01/28	SEK	1,240,000	348,039
United Kingdom—0.02%
United Kingdom Gilt ILB 1.875%, due 11/22/22	GBP	62,099	128,424
Total non-US government obligations (cost—$14,734,937)			15,882,152
Time deposits—5.40%
Abbey National 0.150%, due 02/01/13		2,550,979	2,550,979
ABN Amro Bank N.V. 0.300%, due 05/28/13		5,000,000	5,000,000
BNP Paribas 0.110%, due 02/01/13		1,852,672	1,852,672
Calyon 0.200%, due 02/01/13		2,506,139	2,506,139
ING Bank N.V. 0.890%, due 10/17/13		2,000,000	2,000,000
Mitsubishi UFJ Trust & Banking Corp. 0.420%, due 03/13/13		7,000,000	7,000,000
Skandinaviska Enskilda Banken AB 0.580%, due 02/15/13		5,000,000	5,000,000
Societe Generale, Cayman Islands 0.150%, due 02/01/13		2,553,728	2,553,728
Total time deposits (cost—$28,463,518)			28,463,518
Short-term US government obligations[8]—35.35%
US Treasury Bills 0.122%, due 05/23/13[2]		51,100,000	51,087,378
0.120%, due 05/30/13[2]		20,253,000	20,247,694
0.100%, due 06/20/13[2]		13,000,000	12,995,866
0.095%, due 06/27/13[2]		102,150,000	102,114,758
Total short-term US government obligations (cost—$186,418,189)			186,445,696
	Face amount[4]		Value
Repurchase agreement—6.02%
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $31,650,941 US Treasury Notes, 0.250% to 2.375% due 01/15/14 to 10/31/14; (value—$32,399,636); proceeds: $31,764,009 (cost—$31,764,000)		31,764,000	$31,764,000
	Number of contracts/ Notional amount
Options and swaptions purchased—1.22%
Call options & swaptions purchased—0.78%
CBOE SPX Volatility Index, strike @ 22, expires 02/13/13		570	5,700
S&P 500 Index, strike @ 1,420, expires 03/16/13		4	32,560
S&P 500 Index, strike @ 1,425, expires 09/21/13		20	213,600
S&P 500 Index, strike @ 1,440, expires 02/16/13		86	503,960
S&P 500 Index, strike @ 1,475, expires 03/16/13		29	112,085
S&P 500 Index, strike @ 1,480, expires 03/16/13		36	122,400
S&P 500 Index, strike @ 1,500, expires 03/16/13		24	54,480
S&P 500 Index, strike @ 1,505, expires 03/16/13		43	85,785
S&P 500 Index, strike @ 1,520, expires 02/16/13		129	59,340
S&P 500 Index, strike @ 1,570, expires 02/16/13		129	2,580
S&P 500 Index, strike @ 1,580, expires 02/16/13		129	1,935
USD Call/CNY Put, strike @ CNY 6.38, expires 12/11/13	USD	23,000,000	72,634
USD Call/JPY Put, strike @ JPY 82, expires 02/09/15	USD	9,000,000	1,042,902
USD Call/JPY Put, strike @ JPY 86, expires 12/10/15	USD	1,000,000	94,155
USD Call/JPY Put, strike @ JPY 88, expires 05/16/14	USD	1,250,000	81,719
USD Call/JPY Put, strike @ JPY 94, expires 08/15/13	USD	11,700,000	243,168
6 Month EURIBOR Interest Rate Swap, strike @ 1.500%, expires 07/21/14 (counterparty: Royal Bank of Scotland PLC; receive floating rate); underlying swap terminates 07/23/29[9]	EUR	24,000,000	351,564

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Number of contracts/ Notional amount		Value
Options and swaptions purchased—(continued)
Call options & swaptions purchased—(concluded)
6 Month EURIBOR Interest Rate Swap, strike @ 2.600%, expires 01/19/15 (counterparty: Royal Bank of Scotland PLC; receive floating rate); underlying swap terminates 01/21/20[9]	EUR	1,880,000	$110,576
6 Month EURIBOR Interest Rate Swap, strike @ 2.600%, expires 02/09/15 (counterparty: Barclays Bank PLC; receive floating rate); underlying swap terminates 02/11/20[9]	EUR	16,300,000	951,065
Total call options & swaptions purchased			4,142,208
Put options purchased—0.44%
Apple, Inc., strike @ 515, expires 10/19/13		36	297,360
Euro Stoxx 50 Index, strike @ 2,450, expires 03/15/13		850	79,635
S&P 500 Index, strike @ 1,075, expires 03/16/13		321	4,815
S&P 500 Index, strike @ 1,125, expires 03/16/13		215	5,375
S&P 500 Index, strike @ 1,200, expires 02/16/13		600	3,000
S&P 500 Index, strike @ 1,220, expires 02/16/13		1,457	7,285
S&P 500 Index, strike @ 1,230, expires 02/16/13		343	1,715
S&P 500 Index, strike @ 1,240, expires 02/16/13		771	3,855
S&P 500 Index, strike @ 1,250, expires 02/16/13		1,071	10,710
S&P 500 Index, strike @ 1,250, expires 03/16/13		858	90,090
S&P 500 Index, strike @ 1,260, expires 02/16/13		129	1,935
S&P 500 Index, strike @ 1,270, expires 02/16/13		794	11,910
S&P 500 Index, strike @ 1,270, expires 03/16/13		428	59,920
S&P 500 Index, strike @ 1,280, expires 02/16/13		515	10,300
S&P 500 Index, strike @ 1,280, expires 04/20/13		643	245,695
S&P 500 Index, strike @ 1,300, expires 02/16/13		900	22,500
S&P 500 Index, strike @ 1,300, expires 04/20/13		1,286	578,700
S&P 500 Index, strike @ 1,420, expires 02/16/13		211	34,604
S&P 500 Index, strike @ 1,440, expires 03/16/13		129	145,125
	Number of contracts/ Notional amount		Value
Options and swaptions purchased—(concluded)
Put options purchased—(concluded)
S&P 500 Index, strike @ 1,470, expires 02/16/13		214	$133,750
S&P 500 Index, strike @ 1,495, expires 03/16/13		32	80,000
S&P 500 Index, strike @ 1,505, expires 03/16/13		43	126,420
USD Put/CNY Call, strike @ CNY 6.38, expires 12/11/13	USD	23,000,000	358,616
USD Put/JPY Call, strike @ JPY 71, expires 05/16/14	USD	1,250,000	2,618
Total put options purchased			2,315,933
Total options and swaptions purchased (cost—$6,304,585)			6,458,141
Total investments before investments sold short (cost—$507,535,245)—100.59%			530,605,539
	Shares
Investments sold short—(4.40)%
Common stocks—(4.40)%
Australia—(0.02)%
Whitehaven Coal Ltd.		(30,580)	(104,595)
Bermuda—(0.23)%
Nabors Industries Ltd.		(71,558)	(1,192,872)
Canada—(0.64)%
Athabasca Oil Corp.		(55,100)	(585,030)
MEG Energy Corp.		(39,900)	(1,363,737)
Tourmaline Oil Corp.		(18,000)	(610,888)
Turquoise Hill Resources Ltd.		(78,300)	(602,912)
Ultra Petroleum Corp.		(12,977)	(236,441)
Total Canada common stocks			(3,399,008)
Finland—(0.44)%
Sampo Oyj, A Shares		(64,506)	(2,316,658)
France—(0.08)%
Groupe Eurotunnel SA		(48,753)	(414,723)
Germany—(0.04)%
Commerzbank AG		(107,333)	(235,219)
Japan—(0.43)%
AEON Mall Co. Ltd.		(5,200)	(125,387)
Hulic Co. Ltd.		(78,400)	(496,403)
Mitsui O.S.K. Lines Ltd.		(245,000)	(806,441)
Nippon Electric Glass Co. Ltd.		(159,000)	(765,050)
Senshu Ikeda Holdings, Inc.		(9,060)	(50,727)
Total Japan common stocks			(2,244,008)
Luxembourg—(0.20)%
ArcelorMittal		(61,596)	(1,055,057)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

	Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Netherlands—(0.01)%
DE Master Blenders 1753 N.V.	(6,121)	$(75,515)
Portugal—(0.18)%
Banco Espirito Santo SA (BES)	(675,015)	(957,780)
Sweden—(0.14)%
Lundin Petroleum AB	(28,041)	(720,227)
United Kingdom—(0.11)%
Rowan Co. PLC, Class A	(8,306)	(286,391)
Segro PLC	(32,548)	(128,123)
The Weir Group PLC	(4,853)	(152,706)
Total United Kingdom common stocks		(567,220)
United States—(1.88)%
Cobalt International Energy, Inc.	(36,360)	(880,276)
CONSOL Energy, Inc.	(29,634)	(928,729)
FMC Technologies, Inc.	(23,439)	(1,109,837)
	Shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Kinder Morgan Management LLC	(2,356)	$(194,328)
Las Vegas Sands Corp.	(22,606)	(1,248,981)
Level 3 Communications, Inc.	(12,083)	(287,817)
Peabody Energy Corp.	(28,623)	(719,868)
QEP Resources, Inc.	(45,036)	(1,321,807)
Range Resources Corp.	(20,540)	(1,379,672)
Sirius XM Radio, Inc.	(23,515)	(73,837)
Southwestern Energy Co.	(28,956)	(993,191)
Walter Energy, Inc.	(21,223)	(796,924)
Total United States common stocks		(9,935,267)
Total investments sold short (proceeds—$22,086,129)—(4.40)%		(23,218,149)
Other assets in excess of liabilities—3.81%		20,093,986
Net assets—100.00%		$527,481,376

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 196.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$27,895,695
Gross unrealized depreciation	(4,825,401)
Net unrealized appreciation	$23,070,294

Written options

Number of contracts	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
36	Apple, Inc., strike @ 515	10/19/13	$197,842	$(61,830)	$136,012
850	Euro Stoxx 50 Index, strike @ 2,850	03/15/13	179,151	(86,560)	92,591
32	S&P 500 Index, strike @ 1,495	03/16/13	79,932	(80,000)	(68)
211	S&P 500 Index, strike @ 1,520	02/16/13	62,855	(97,060)	(34,205)
193	S&P 500 Index, strike @ 1,525	02/16/13	30,913	(57,900)	(26,987)
171	S&P 500 Index, strike @ 1,530	02/16/13	23,340	(34,200)	(10,860)
686	S&P 500 Index, strike @ 1,540	02/16/13	98,329	(72,030)	26,299
429	S&P 500 Index, strike @ 1,550	02/16/13	33,421	(19,305)	14,116
			$705,783	$(508,885)	$196,898
	Put options written
850	Euro Stoxx 50 Index, strike @ 2,300	03/15/13	157,874	(34,624)	123,250
215	S&P 500 Index, strike @ 1,200	03/16/13	149,748	(13,975)	135,773
343	S&P 500 Index, strike @ 1,320	02/16/13	122,792	(12,005)	110,787
343	S&P 500 Index, strike @ 1,330	02/16/13	79,042	(13,720)	65,322
600	S&P 500 Index, strike @ 1,340	02/16/13	154,095	(30,000)	124,095
643	S&P 500 Index, strike @ 1,350	02/16/13	154,305	(32,150)	122,155
428	S&P 500 Index, strike @ 1,350	03/16/13	139,803	(132,680)	7,123

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

Written options—(concluded)

Number of contracts	Put options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
387	S&P 500 Index, strike @ 1,360	02/16/13	$83,679	$(27,090)	$56,589
684	S&P 500 Index, strike @ 1,370	02/16/13	159,223	(44,460)	114,763
214	S&P 500 Index, strike @ 1,370	03/16/13	84,614	(89,452)	(4,838)
214	S&P 500 Index, strike @ 1,390	02/16/13	36,999	(21,400)	15,599
644	S&P 500 Index, strike @ 1,400	02/16/13	91,793	(70,840)	20,953
215	S&P 500 Index, strike @ 1,400	04/20/13	261,846	(261,846)	—
773	S&P 500 Index, strike @ 1,410	02/16/13	96,696	(100,490)	(3,794)
430	S&P 500 Index, strike @ 1,410	04/20/13	550,569	(623,500)	(72,931)
344	S&P 500 Index, strike @ 1,420	02/16/13	67,215	(56,416)	10,799
4	S&P 500 Index, strike @ 1,420	03/16/13	17,991	(3,300)	14,691
129	S&P 500 Index, strike @ 1,430	02/16/13	20,368	(27,735)	(7,367)
86	S&P 500 Index, strike @ 1,440	02/16/13	32,069	(25,800)	6,269
29	S&P 500 Index, strike @ 1,475	03/16/13	86,939	(54,520)	32,419
36	S&P 500 Index, strike @ 1,480	03/16/13	93,524	(73,080)	20,444
24	S&P 500 Index, strike @ 1,500	03/16/13	57,349	(62,400)	(5,051)
			$2,698,533	$(1,811,483)	$887,050
			$3,404,316	$(2,320,368)	$1,083,948

Written option activity for the six months ended January 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2012	3,643	$1,815,494
Options written	32,523	9,421,735
Options terminated in closing purchase transactions	(9,247)	(4,503,774)
Options expired prior to exercise	(16,676)	(3,329,139)
Options outstanding at January 31, 2013	10,243	$3,404,316

Swaptions and foreign exchange written options

Notional amount (000)		Call options written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	12,500	6 Month EURIBOR Interest Rate Swap, strike @ 1.70%; terminating 07/23/24[9]	RBS	Receive	07/21/14	$325,863	$(163,628)	$162,235
EUR	1,000	6 Month EURIBOR Interest Rate Swap, strike @ 2.80%; terminating 01/21/25[9]	RBS	Receive	01/19/15	59,699	(77,277)	(17,578)
EUR	8,600	6 Month EURIBOR Interest Rate Swap, strike @ 2.80%; terminating 02/11/25[9]	BB	Receive	02/09/15	473,168	(662,706)	(189,538)
USD	6,700	3 Month USD LIBOR Interest Rate Swap, strike @ 2.80%; terminating 04/12/43[9]	BB	Receive	04/10/13	367,781	(63,369)	304,412
USD	13,400	3 Month USD LIBOR Interest Rate Swap, strike @ 2.80%; terminating 04/12/43[9]	RBS	Receive	04/10/13	792,121	(126,739)	665,382

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

Swaptions and foreign exchange written options—(concluded)

Notional amount (000)		Call options written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	23,000	USD Call/JPY Put, strike @ JPY 84.50	RBS	n/a	12/11/13	$957,974	$(1,952,562)	$(994,588)
USD	1,250	USD Call/JPY Put, strike @ JPY 88	BB	n/a	05/16/14	50,525	(81,459)	(30,934)
						$3,027,131	$(3,127,740)	$(100,609)
		Put options written
USD	9,000	USD Put/JPY Call, strike @ JPY 67	RBS	n/a	02/09/15	423,000	(30,960)	392,040
USD	1,000	USD Put/JPY Call, strike @ JPY 68	RBS	n/a	12/10/15	84,275	(9,366)	74,909
USD	1,250	USD Put/JPY Call, strike @ JPY 71	BB	n/a	05/16/14	67,475	(2,832)	64,643
USD	11,700	USD Put/JPY Call, strike @ JPY 75	RBS	n/a	08/15/13	592,605	(6,900)	585,705
USD	23,000	USD Put/JPY Call, strike @ JPY 79.50	RBS	n/a	12/11/13	332,577	(108,997)	223,580
						$1,499,932	$(159,055)	$1,340,877
						$4,527,063	$(3,286,795)	$1,240,268

Swaption and foreign exchange written option activity for the six months ended January 31, 2013 was as follows:

Premiums received
Swaptions outstanding at July 31, 2012	$5,134,778
Swaptions written	1,290,551
Swaptions terminated in closing purchase transactions	(1,898,266)
Swaptions expired prior to exercise	—
Swaptions outstanding at January 31, 2013	$4,527,063

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
767	USD	US Treasury Note 10 Year Futures	March 2013	$102,190,339	$100,692,719	$(1,497,620)
Index futures buy contracts:
43	CAD	S&P TSE 60 Index Futures	March 2013	6,074,402	6,255,093	180,691
101	EUR	AEX Index Futures	February 2013	9,528,580	9,688,667	160,087
37	EUR	DAX Index Futures	March 2013	9,559,205	9,788,612	229,407
80	EUR	IBEX 35 Index Futures	February 2013	9,294,136	9,107,713	(186,423)
20	GBP	FTSE 100 Index Futures	March 2013	1,924,243	1,984,983	60,740
90	HKD	Hang Seng China Enterprise Index Futures	February 2013	7,024,366	7,048,095	23,729
49	HKD	Hang Seng Index Futures	February 2013	7,476,650	7,510,954	34,304
542	USD	MSCI EAFE Mini Index Futures	March 2013	42,882,585	45,565,940	2,683,355
383	USD	NASDAQ 100 Emini Index Futures	March 2013	20,382,678	20,873,500	490,822
848	USD	S&P 500 E-Mini Index Futures	March 2013	60,057,388	63,315,920	3,258,532

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
10	CAD	Canada Government Bond 10 Year Futures	March 2013	$1,346,224	$1,338,639	$(7,585)
156	EUR	German Euro Bund Futures	March 2013	30,565,077	30,047,930	(517,147)
196	GBP	United Kingdom Long Gilt Bond Futures	March 2013	36,824,630	36,161,754	(662,876)
				$345,130,503	$349,380,519	$4,250,016
Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
US Treasury futures sell contracts:
110	USD	Ultra Long US Treasury Bond Futures	March 2013	$18,208,216	$17,218,438	$989,778
Index futures sell contracts:
57	AUD	ASX SPI 200 Index Futures	March 2013	6,865,443	7,201,346	(335,903)
38	CHF	Swiss Market Index Futures	March 2013	2,996,742	3,064,624	(67,882)
402	EUR	CAC 40 Index Futures	February 2013	20,228,065	20,361,842	(133,777)
10	EUR	DAX Index Futures	March 2013	2,627,632	2,645,571	(17,939)
141	EUR	FTSE MIB Index Futures	March 2013	15,531,294	16,701,934	(1,170,640)
1	GBP	FTSE 100 Index Futures	March 2013	93,281	99,249	(5,968)
7	HKD	Hang Seng Index Futures	February 2013	1,065,362	1,072,993	(7,631)
51	JPY	TOPIX Index Futures	March 2013	4,453,031	5,239,152	(786,121)
127	SEK	OMX 30 Index Futures	February 2013	2,266,676	2,331,191	(64,515)
248	USD	MSCI Taiwan Index Futures	February 2013	6,825,487	6,991,120	(165,633)
415	USD	Russell 2000 Mini Index Futures	March 2013	34,501,080	37,354,150	(2,853,070)
251	USD	S&P 500 E-Mini Index Futures	March 2013	18,502,392	18,740,915	(238,523)
255	EUR	EURO STOXX 50 Index Futures	March 2013	9,279,475	9,383,768	(104,293)
Interest rate futures sell contracts:
75	AUD	Australian Treasury Bond 10 Year Futures	March 2013	9,710,499	9,516,403	194,096
155	CAD	Canada Government Bond 10 Year Futures	March 2013	21,087,481	20,748,911	338,570
70	EUR	EURO OAT Futures	March 2013	12,846,543	12,699,147	147,396
17	GBP	United Kingdom Long Gilt Bond Futures	March 2013	3,140,487	3,136,478	4,009
501	JPY	JGB MINI 10 Year Futures	March 2013	79,189,601	79,245,401	(55,800)
				$269,418,787	$273,752,633	$(4,333,846)
						$(83,830)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	900,000	USD	926,597	02/13/13	$(11,280)
BB	AUD	4,757	USD	4,919	03/05/13	(30)
BB	AUD	394,012	USD	410,763	03/12/13	1,005
BB	AUD	3,148,655	USD	3,288,492	03/20/13	15,954
BB	AUD	13,523,911	USD	14,018,217	03/20/13	(37,788)
BB	AUD	400,000	USD	419,400	04/10/13	4,305
BB	CAD	1,950,000	USD	1,951,167	02/13/13	(3,404)
BB	CAD	11,915,760	USD	11,873,774	02/22/13	(67,570)
BB	CAD	479,357	USD	482,519	03/05/13	2,248
BB	CAD	2,428,921	USD	2,412,291	03/20/13	(20,473)
BB	CAD	12,729,664	USD	12,822,728	03/20/13	72,927
BB	CAD	7,280,156	USD	7,417,226	05/23/13	135,834
BB	CHF	1,030,000	USD	1,100,867	02/13/13	(31,043)
BB	CHF	1,700,000	USD	1,832,035	04/10/13	(37,338)
BB	CNY	29,997,380	USD	4,773,005	08/28/13	(7,859)
BB	CNY	29,997,380	USD	4,773,005	08/29/13	(7,643)
BB	EUR	3,597,936	USD	4,638,750	02/13/13	(246,785)
BB	EUR	99,780	USD	129,821	03/05/13	(5,683)
BB	EUR	91,839	USD	122,713	03/12/13	(2,012)
BB	EUR	5,561,683	USD	7,262,745	03/20/13	(290,796)
BB	EUR	13,518,331	USD	17,604,599	03/22/13	(755,383)
BB	EUR	2,875,794	USD	3,745,428	04/10/13	(160,724)
BB	EUR	4,921,811	USD	6,571,789	04/16/13	(113,616)
BB	GBP	5,174	USD	8,325	03/05/13	120
BB	GBP	60,217	USD	96,603	03/12/13	1,118
BB	GBP	400,000	USD	643,360	04/10/13	9,183
BB	HKD	915,640	USD	118,063	03/12/13	(17)
BB	JPY	835,709,141	USD	9,692,053	03/21/13	550,367
BB	JPY	2,137,770,232	USD	24,293,092	08/23/13	874,490
BB	JPY	1,053,135,791	USD	11,998,676	08/26/13	461,464
BB	JPY	1,053,123,793	USD	11,998,676	08/27/13	461,449
BB	NOK	20,083,519	USD	3,571,318	03/20/13	(98,488)
BB	NZD	2,204,968	USD	1,848,067	03/20/13	3,057
BB	NZD	16,771,690	USD	13,863,629	03/20/13	(170,106)
BB	SEK	52,209,377	USD	7,934,279	03/20/13	(269,721)
BB	SGD	126,043	USD	103,154	03/12/13	1,318
BB	SGD	32,937	USD	26,586	03/12/13	(25)
BB	SGD	3,428,845	USD	2,813,227	03/20/13	42,902
BB	SGD	8,448,512	USD	6,910,000	04/19/13	84,078
BB	SGD	5,686,857	USD	4,650,000	05/21/13	55,315
BB	USD	308,720	AUD	293,731	03/05/13	(3,093)
BB	USD	2,959,303	AUD	2,825,731	03/20/13	(22,395)
BB	USD	64,195	EUR	48,355	03/05/13	1,472
BB	USD	31,214,120	EUR	23,723,674	03/20/13	1,005,941
BB	USD	12,557	GBP	7,742	03/05/13	(280)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	1,785,003	GBP	1,132,028	03/20/13	$9,958
BB	USD	8,390,789	GBP	5,215,169	03/20/13	(121,535)
BB	USD	6,910,000	INR	379,673,405	04/19/13	120,369
BB	USD	4,650,000	INR	260,190,750	05/21/13	137,827
BB	USD	3,346,530	JPY	287,180,311	03/21/13	(205,111)
BB	USD	73,000,000	JPY	6,476,757,100	08/21/13	(2,050,960)
BB	USD	11,250,281	MXN	150,000,000	04/22/13	457,230
BB	USD	9,733,763	NOK	54,784,848	03/20/13	276,923
BB	USD	3,022,690	NZD	3,692,498	03/20/13	67,013
BB	USD	11,073	SEK	71,358	03/05/13	144
BB	USD	3,149,377	SEK	20,374,329	03/20/13	52,174
BB	USD	26,588	SGD	32,937	02/04/13	25
BNP	AUD	4,376	USD	4,565	03/05/13	12
BNP	AUD	525,143	USD	549,440	03/12/13	3,312
BNP	AUD	11,200,000	USD	11,561,984	03/26/13	(73,498)
BNP	AUD	1,500,000	USD	1,553,895	04/10/13	(2,710)
BNP	CAD	1,660,000	USD	1,672,986	04/10/13	11,121
BNP	CAD	2,191,100	USD	2,238,100	05/22/13	46,579
BNP	CNY	150,118,212	USD	23,907,981	08/23/13	(22,688)
BNP	CNY	29,938,672	USD	4,773,005	08/26/13	1,065
BNP	CNY	29,938,672	USD	4,773,005	08/27/13	1,281
BNP	EUR	1,673,565	USD	2,172,492	03/05/13	(100,257)
BNP	EUR	148,949	USD	197,298	03/12/13	(4,987)
BNP	EUR	700,000	USD	913,831	04/10/13	(36,969)
BNP	GBP	3,856	USD	6,177	03/05/13	62
BNP	GBP	543,319	USD	875,685	03/12/13	14,154
BNP	HKD	3,900,000	USD	503,267	04/10/13	272
BNP	JPY	9,961,070	USD	120,337	03/12/13	11,381
BNP	JPY	373,000,000	USD	4,235,545	04/10/13	154,761
BNP	JPY	136,020,750	USD	1,500,000	08/30/13	9,803
BNP	NOK	1,000,000	USD	178,019	04/10/13	(4,552)
BNP	SEK	2,400,000	USD	358,038	02/13/13	(19,375)
BNP	SEK	2,268,647	USD	350,180	03/05/13	(6,423)
BNP	USD	14,717	AUD	14,057	03/05/13	(90)
BNP	USD	5,949	CAD	5,867	03/05/13	(71)
BNP	USD	35,000,000	CNY	219,730,000	08/21/13	30,809
BNP	USD	1,200,000	CNY	7,563,000	08/29/13	5,306
BNP	USD	733,466	EUR	574,452	02/13/13	46,567
BNP	USD	412,652	EUR	316,126	03/05/13	16,657
BNP	USD	282,893	EUR	216,990	03/12/13	11,797
BNP	USD	22,461	HKD	174,208	03/12/13	4
BNP	USD	2,000,000	JPY	181,575,000	04/24/13	(13,272)
MSCI	AUD	758,973	USD	790,536	03/20/13	1,701
MSCI	AUD	17,067,565	USD	17,673,673	03/20/13	(65,410)
MSCI	CAD	724,154	USD	718,565	03/20/13	(6,735)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
MSCI	CAD	14,434,431	USD	14,530,533	03/20/13	$73,269
MSCI	JPY	891,931,527	USD	10,717,078	03/21/13	960,384
MSCI	NOK	20,083,519	USD	3,612,696	03/20/13	(57,110)
MSCI	NZD	1,495,110	USD	1,252,956	03/20/13	1,921
MSCI	NZD	13,789,050	USD	11,325,123	03/20/13	(212,884)
MSCI	SEK	14,372,422	USD	2,165,509	03/20/13	(92,923)
MSCI	SGD	13,540,903	USD	11,107,624	03/20/13	167,294
MSCI	USD	5,126,358	CAD	5,090,496	03/20/13	(27,809)
MSCI	USD	23,807,957	EUR	18,161,991	03/20/13	858,562
MSCI	USD	248,600	GBP	157,295	03/20/13	809
MSCI	USD	9,950,639	GBP	6,189,902	03/20/13	(135,833)
MSCI	USD	3,687,153	JPY	320,931,652	03/21/13	(176,534)
MSCI	USD	9,722,473	NOK	54,784,848	03/20/13	288,213
RBS	AUD	334,602	USD	347,622	03/05/13	(532)
RBS	AUD	143,702	USD	148,917	03/12/13	(528)
RBS	AUD	704,544	USD	736,818	03/12/13	4,119
RBS	CAD	11,252,505	USD	11,209,539	02/20/13	(67,619)
RBS	CAD	2,281,880	USD	2,351,508	05/21/13	69,139
RBS	DKK	1,200,000	USD	209,539	04/10/13	(8,990)
RBS	EUR	9,724,948	USD	12,505,136	02/25/13	(701,012)
RBS	EUR	30,343,072	USD	39,449,999	03/05/13	(1,756,752)
RBS	EUR	263,445	USD	340,409	03/12/13	(17,370)
RBS	GBP	4,272,519	USD	6,870,304	02/13/13	94,433
RBS	GBP	352,023	USD	564,209	03/05/13	5,991
RBS	HKD	2,600,000	USD	335,535	02/08/13	279
RBS	HKD	12,922,242	USD	1,667,572	03/12/13	1,126
RBS	HKD	2,600,000	USD	335,280	05/08/13	(87)
RBS	JPY	193,000,000	USD	2,405,791	02/13/13	295,110
RBS	JPY	48,084,669	USD	568,862	03/12/13	42,905
RBS	JPY	200,224,500	USD	2,249,969	04/24/13	59,185
RBS	JPY	1,148,096,495	USD	13,104,778	08/28/13	526,942
RBS	JPY	2,245,708,024	USD	25,604,778	08/29/13	1,001,877
RBS	SEK	3,800,000	USD	580,131	04/10/13	(16,722)
RBS	SGD	469,153	USD	383,367	03/12/13	4,315
RBS	SGD	41,610	USD	33,613	03/12/13	(6)
RBS	SGD	450,000	USD	366,049	04/10/13	2,474
RBS	USD	5,055	AUD	4,835	03/05/13	(24)
RBS	USD	6,598	CAD	6,507	03/05/13	(79)
RBS	USD	438,068	GBP	272,867	03/05/13	(5,371)
RBS	USD	335,175	HKD	2,600,000	02/08/13	80
RBS	USD	44,958	HKD	348,720	03/12/13	13
						$1,354,914

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	EUR	1,300	12/18/18	6 Month EURIBOR	1.540%	$—	$(15,014)	$(15,014)
BB	GBP	1,200	01/30/18	1.201%	6 Month GBP LIBOR	—	(576)	(576)
BB	USD	1,900	02/01/18	3 Month USD LIBOR	1.044	—	2,217	2,217
RBS	EUR	1,300	12/18/18	6 Month EURIBOR	1.535	—	(15,268)	(15,268)
RBS	EUR	1,400	12/21/18	6 Month EURIBOR	1.550	—	(15,763)	(15,763)
						$—	$(44,404)	$(44,404)

Credit default swaps on credit indices—sell protection11

					Rate type
Counterparty	Referenced obligations[12]	Notional amount (000)		Termination date	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[13]
BB	CDX North America HighYield Index	USD	11,300	12/20/17	5.000%	$26,455	$255,258	$281,713	4.46
RBS	CDX North America High Yield Index	USD	15,100	12/20/17	5.000	(44,212)	341,097	296,885	4.46
						$(17,757)	$596,355	$578,598

Variance swaps9,14

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	GBP	9	12/20/13	Pay	FTSE 100 Index	27.95%	$—	$135,719	$135,719
BB	HKD	86	12/30/13	Receive	China Enterprises Index (Hang Seng)	37.75	—	(133,137)	(133,137)
BNP	GBP	5	12/20/13	Pay	FTSE 100 Index	24.00	—	53,083	53,083
BNP	GBP	25	12/20/13	Pay	FTSE 100 Index	27.50	—	360,778	360,778
BNP	GBP	5	12/19/14	Pay	FTSE 100 Index	25.00	—	39,886	39,886
BNP	GBP	10	12/19/14	Pay	FTSE 100 Index	25.20	—	83,655	83,655
BNP	GBP	13	12/19/14	Pay	FTSE 100 Index	26.90	—	137,452	137,452
BNP	GBP	2	12/19/14	Pay	FTSE 100 Index	28.20	—	28,848	28,848
BNP	GBP	4	12/19/14	Pay	FTSE 100 Index	28.50	—	51,252	51,252
BNP	HKD	85	12/30/13	Receive	China Enterprises Index (Hang Seng)	32.60	—	(86,553)	(86,553)
BNP	HKD	254	12/30/13	Receive	China Enterprises Index (Hang Seng)	37.40	—	(383,111)	(383,111)
BNP	HKD	85	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.30	—	(72,182)	(72,182)
BNP	HKD	15	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.50	—	(12,846)	(12,846)
BNP	HKD	129	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.65	—	(114,939)	(114,939)
BNP	HKD	53	12/30/14	Receive	China Enterprises Index (Hang Seng)	34.00	—	(48,695)	(48,695)
BNP	HKD	41	12/30/14	Receive	China Enterprises Index (Hang Seng)	34.25	—	(38,588)	(38,588)
BNP	JPY	1,000	12/13/13	Receive	Nikkei 225 Index	28.70	—	(74,582)	(74,582)
BNP	JPY	1,000	12/13/13	Receive	Nikkei 225 Index	28.75	—	(74,891)	(74,891)
BNP	JPY	2,000	12/13/13	Receive	Nikkei 225 Index	28.75	—	(148,496)	(148,496)
BNP	JPY	1,216	12/13/13	Receive	Nikkei 225 Index	29.00	—	(93,750)	(93,750)
BNP	JPY	1,348	12/13/13	Receive	Nikkei 225 Index	29.50	—	(115,501)	(115,501)
BNP	JPY	11,000	12/13/13	Receive	Nikkei 225 Index	29.70	—	(950,427)	(950,427)
BNP	JPY	593	12/13/13	Receive	Nikkei 225 Index	29.70	—	(50,904)	(50,904)
BNP	JPY	762	12/13/13	Receive	Nikkei 225 Index	29.80	—	(66,827)	(66,827)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

Variance swaps9,14—(concluded)

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	JPY	800	12/13/13	Receive	Nikkei 225 Index	31.00%	$—	$(75,856)	$(75,856)
BNP	JPY	3,100	12/13/13	Receive	Nikkei 225 Index	31.00	—	(288,176)	(288,176)
BNP	JPY	1,375	12/13/13	Receive	Nikkei 225 Index	31.30	—	(137,622)	(137,622)
BNP	JPY	3,172	12/12/14	Receive	Nikkei 225 Index	26.00	—	(72,656)	(72,656)
BNP	USD	10	12/20/13	Pay	S&P 500 Index	26.70	—	82,765	82,765
BNP	USD	30	12/20/13	Pay	S&P 500 Index	26.80	—	247,863	247,863
BNP	USD	130	12/20/13	Pay	S&P 500 Index	27.00	—	1,132,655	1,132,655
BNP	USD	20	12/20/13	Pay	S&P 500 Index	27.00	—	167,219	167,219
BNP	USD	15	12/20/13	Pay	S&P 500 Index	27.50	—	132,246	132,246
BNP	USD	9	12/20/13	Pay	S&P 500 Index	27.80	—	82,963	82,963
BNP	USD	16	12/20/13	Pay	S&P 500 Index	28.00	—	115,292	115,292
BNP	USD	10	12/20/13	Pay	S&P 500 Index	28.00	—	94,081	94,081
BNP	USD	5	12/20/13	Pay	S&P 500 Index	29.00	—	49,582	49,582
BNP	USD	40	12/20/13	Pay	S&P 500 Index	29.50	—	401,768	401,768
BNP	USD	17	12/20/13	Pay	S&P 500 Index	30.20	—	165,408	165,408
BNP	USD	40	12/19/14	Pay	S&P 500 Index	25.50	—	171,632	171,632
CSI	JPY	5,000	12/13/13	Receive	Nikkei 225 Index	34.00	—	(610,774)	(610,774)
CSI	USD	48	12/20/13	Pay	S&P 500 Index	35.50	—	679,830	679,830
							$—	$763,464	$763,464

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$175,574,614	$—	$—	$175,574,614
Preferred stock	436,191	—	—	436,191
US government obligations	—	46,124,213	—	46,124,213
Corporate notes	—	39,457,014	—	39,457,014
Non-US government obligations	—	15,882,152	—	15,882,152
Time deposits	—	28,463,518	—	28,463,518
Short-term US government obligations	—	186,445,696	—	186,445,696
Repurchase agreement	—	31,764,000	—	31,764,000
Options and swaptions purchased	2,851,764	3,606,377	—	6,458,141
Common stocks sold short	(23,218,149)	—	—	(23,218,149)
Written options	(2,258,538)	(61,830)	—	(2,320,368)
Swaptions and foreign exchange written options	—	(3,286,795)	—	(3,286,795)
Futures contracts, net	(83,830)	—	—	(83,830)
Forward foreign currency contracts, net	—	1,354,914	—	1,354,914
Swap agreements, net	—	1,315,415	—	1,315,415
Total	$153,302,052	$351,064,674	$—	$504,366,726

At January 31, 2013, there were no transfers between Level 1 and Level 2. At July 31, 2012, $69,935,376 of foreign securities and instruments were classified as Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2013 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security is being fair valued by a valuation committee under the direction of the board of trustees.

2  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2013, the value of these securities amounted to 2.86% of net assets.

4  In US Dollars unless otherwise indicated.

5  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2013 and changes periodically.

6  Perpetual bond security. The maturity date reflects the next call date.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Rate shown is the discount rate at date of purchase.

9  Illiquid securities and other instruments representing 2.00% of net assets as of January 31, 2013.

10  Payments made/received are based on the notional amount.

11  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

12  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

14  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AEX  Amsterdam Exchange Index

AGC  Associated General Contractors

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2013.

ASX  Australian Securities Exchange

BHAC  Berkshire Hathaway Assurance Corporation

BOBL  Bundesobligationen

CAC 40  French Stock Market Index

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

CETIP  Central of Custody and Settlement of Private Bonds

COFI  Cost of Funds Index

DAX  German Stock Index

ETN  Exchange Traded Notes

EURIBOR  Euro Interbank Offered Rate

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

IBEX 35  Spanish Exchange Index

ICC  International Code Council

ILB  Inflation-linked bond ("ILB") is a debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers' country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

JGB  Japan Government Bond

LIBOR  London Interbank Offered Rate

MLCC  Merrill Lynch Credit Corporation

MTN  Medium Term Note

NATL-RE  National Reinsurance

NCUA  National Credit Union Administration

NVDR  Non Voting Depositary Receipt

OJSC  Open Joint Stock Company

OMX 30  Stockholm Stock Exchange

PSF  Permanent School Fund

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

S&P  Standard and Poor's Ratings Group

SCSDE  South Carolina School District Enhancement

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

TOPIX  Tokyo Stock Exchange

VA  Veterans Administration

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Rupiah

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Nouveau Sol

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

USD  United States Dollar

Counterparty abbreviations:

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SSC  State Street Bank and Trust Co.

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2012 to January 31, 2013.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2012	Ending account value January 31, 2013	Expenses paid during period[1] 08/01/12 to 01/31/13	Expense ratio during the period
PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.10	$1.06	0.21%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.15	1.07	0.21
PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	999.10	5.04	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class C	Actual	1,000.00	996.50	7.55	1.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.63	1.50
Class Y	Actual	1,000.00	1,000.40	3.78	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.82	0.75
Class P	Actual	1,000.00	1,000.30	3.78	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.82	0.75
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,002.40	4.79	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class C	Actual	1,000.00	1,000.60	7.31	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class Y	Actual	1,000.00	1,003.60	3.54	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70
Class P	Actual	1,000.00	1,004.40	3.54	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,008.90	5.37	1.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.40	1.06
Class C	Actual	1,000.00	1,007.20	7.64	1.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.59	7.68	1.51
Class Y	Actual	1,000.00	1,010.10	4.15	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.82
Class P	Actual	1,000.00	1,010.00	4.15	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.82

PACE Select Advisors Trust

		Beginning account value August 1, 2012	Ending account value January 31, 2013	Expenses paid during period[1] 08/01/12 to 01/31/13	Expense ratio during the period
PACE Municipal Fixed Income Investments
Class A	Actual	$1,000.00	$1,011.50	$4.66	0.92%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.57	4.69	0.92
Class C	Actual	1,000.00	1,008.20	7.19	1.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	7.22	1.42
Class Y	Actual	1,000.00	1,012.80	3.40	0.67
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.83	3.41	0.67
Class P	Actual	1,000.00	1,012.10	3.40	0.67
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.83	3.41	0.67
PACE International Fixed Income Investments
Class A	Actual	1,000.00	1,011.90	6.19	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.06	6.21	1.22
Class C	Actual	1,000.00	1,008.60	8.61	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class Y	Actual	1,000.00	1,012.20	5.07	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class P	Actual	1,000.00	1,013.00	5.07	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
PACE High Yield Investments
Class A	Actual	1,000.00	1,092.50	6.75	1.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.51	1.28
Class C	Actual	1,000.00	1,090.10	9.17	1.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.43	8.84	1.74
Class Y	Actual	1,000.00	1,093.80	5.33	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.14	1.01
Class P	Actual	1,000.00	1,093.50	5.70	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.76	5.50	1.08

PACE Select Advisors Trust

		Beginning account value August 1, 2012	Ending account value January 31, 2013	Expenses paid during period[1] 08/01/12 to 01/31/13	Expense ratio during the period
PACE Large Co Value Equity Investments
Class A	Actual	$1,000.00	$1,141.80	$6.32	1.17%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.31	5.96	1.17
Class C	Actual	1,000.00	1,137.30	10.61	1.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	10.01	1.97
Class Y	Actual	1,000.00	1,142.90	5.02	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class P	Actual	1,000.00	1,142.90	4.97	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.57	4.69	0.92
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,089.50	6.43	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.06	6.21	1.22
Class C	Actual	1,000.00	1,084.90	10.77	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class Y	Actual	1,000.00	1,090.70	5.11	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.32	4.94	0.97
Class P	Actual	1,000.00	1,090.80	5.01	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,183.10	7.21	1.31
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.67	1.31
Class C	Actual	1,000.00	1,178.50	11.31	2.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.82	10.46	2.06
Class Y	Actual	1,000.00	1,183.70	6.38	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.90	1.16
Class P	Actual	1,000.00	1,184.60	6.39	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.90	1.16

PACE Select Advisors Trust

		Beginning account value August 1, 2012	Ending account value January 31, 2013	Expenses paid during period[1] 08/01/12 to 01/31/13	Expense ratio during the period
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$1,140.70	$6.91	1.28%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.51	1.28
Class C	Actual	1,000.00	1,135.90	11.04	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class Y	Actual	1,000.00	1,141.00	6.10	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
Class P	Actual	1,000.00	1,141.20	6.10	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
PACE International Equity Investments
Class A	Actual	1,000.00	1,170.10	7.77	1.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	7.22	1.42
Class C	Actual	1,000.00	1,165.30	12.33	2.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.81	11.47	2.26
Class Y	Actual	1,000.00	1,171.60	6.35	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.90	1.16
Class P	Actual	1,000.00	1,171.80	6.40	1.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.31	5.96	1.17
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	1,163.30	9.76	1.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.18	9.10	1.79
Class C	Actual	1,000.00	1,158.50	13.82	2.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.40	12.88	2.54
Class Y	Actual	1,000.00	1,165.40	8.46	1.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.39	7.88	1.55
Class P	Actual	1,000.00	1,164.00	9.55	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.38	8.89	1.75

PACE Select Advisors Trust

		Beginning account value August 1, 2012	Ending account value January 31, 2013	Expenses paid during period[1] 08/01/12 to 01/31/13	Expense ratio during the period
PACE Global Real Estate Securities Investments
Class A	Actual	$1,000.00	$1,125.80	$7.77	1.45%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class C	Actual	1,000.00	1,122.10	11.77	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.12	11.17	2.20
Class Y	Actual	1,000.00	1,127.00	6.43	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	1,127.40	6.43	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,057.90	10.27	1.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.22	10.06	1.98
Class C	Actual	1,000.00	1,053.80	13.82	2.67
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.75	13.54	2.67
Class Y	Actual	1,000.00	1,059.40	8.98	1.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.48	8.79	1.73
Class P	Actual	1,000.00	1,059.70	8.77	1.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.69	8.59	1.69

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities

January 31, 2013 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$294,219,965; $707,334,135; $457,199,003; $934,314,908; $288,562,725; $495,763,958 and $298,585,501, respectively)[1]	$294,219,965	$708,366,626	$464,414,830	$985,065,689
Investments in affiliated security, at value (cost—$0; $0; $3,053,363; $3,700,100; $0; $4,092,660 and $37,245,303, respectively)	—	—	3,053,363	3,700,100
Repurchase agreements, at value (cost—$30,318,000; $135,699,000; $319,000; $3,647,000; $0; $4,964,000 and $3,758,000, respectively)	30,318,000	135,699,000	319,000	3,647,000
Total investments in securities, at value (cost—$324,537,965; $843,033,135; $460,571,366; $941,662,008; $288,562,725; $504,820,618 and $339,588,804, respectively)	$324,537,965	$844,065,626	$467,787,193	$992,412,789
Cash	62	—	5,148	—
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	2,000
Foreign currency, at value (cost—$0; $0; $97,792; $103,708; $0; $343,586 and $774,675, respectively)	—	—	97,834	103,480
Receivable from affiliate	97,775	—	—	—
Receivable for investments sold	—	634,773,218	21,473,810	66,306,764
Receivable for shares of beneficial interest sold	1,526,898	1,127,536	1,091,581	2,048,069
Receivable for interest	147,549	1,492,386	1,719,174	6,136,806
Swap agreements, at value[2]	—	—	802,201	1,467,410
Due from broker	—	—	24,633	110,859
Unrealized appreciation on forward foreign currency contracts	—	—	55,172	1,504,361
Receivable for variation margin on futures contracts	—	—	420,664	156,444
Receivable for variation margin on swap agreements	—	—	—	168,001
Receivable for foreign tax reclaims	—	—	5,483	831
Other assets	25,730	43,437	37,616	55,726
Total assets	326,335,979	1,481,502,203	493,520,509	1,070,473,540
Liabilities:
Payable for investments purchased	2,998,401	855,533,587	15,706,467	12,667,886
Payable for shares of beneficial interest repurchased	1,547,870	1,129,475	1,288,918	1,690,153
Dividends payable to shareholders	1,471	—	—	—
Investments sold short, at value (proceeds—$0; $22,507,031; $4,329,594; $10,138,555; $0; $0 and $0, respectively)	—	22,195,625	4,309,031	10,096,406
Due to broker	—	1,343,000	488,041	1,831,828
Payable to affiliates	—	280,790	196,722	504,157
Payable to custodian	5,243	42,658	34,917	583,322
Payable for dollar roll transactions	—	—	11,130,094	116,775,862
Payable for cash collateral from securities loaned	—	—	3,053,363	3,700,100
Options and swaptions written, at value (premiums received $0; $0; $286,806; $3,675; $0; $0 and $0, respectively)	—	—	213,329	2,830
Unrealized depreciation on forward foreign currency contracts	—	—	62,749	3,931,663
Swap agreements, at value[2]	—	—	55,135	1,281,527
Payable for variation margin on futures contracts	—	—	—	—
Deferred payable for dollar roll transactions	—	—	6,109	31,489
Payable for dividend and interest expense on investments sold short	—	—	4,285	—
Payable for foreign withholding taxes	—	—	3	4,171
Accrued expenses and other liabilities	396,387	271,288	176,031	304,711
Total liabilities	4,949,372	880,796,423	36,725,194	153,406,105

1  Includes $0; $0; $2,977,264; $3,615,142; $0; $4,012,069; and $36,256,034, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments made by PACE Intermediate Fixed Income Investments were $76,276, and net upfront payments received by PACE Strategic Fixed Income Investments were $211,402.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$294,219,965; $707,334,135; $457,199,003; $934,314,908; $288,562,725; $495,763,958 and $298,585,501, respectively)[1]	$312,455,860	$517,591,428	$322,983,282
Investments in affiliated security, at value (cost—$0; $0; $3,053,363; $3,700,100; $0; $4,092,660 and $37,245,303, respectively)	—	4,092,660	37,245,303
Repurchase agreements, at value (cost—$30,318,000; $135,699,000; $319,000; $3,647,000; $0; $4,964,000 and $3,758,000, respectively)	—	4,964,000	3,758,000
Total investments in securities, at value (cost—$324,537,965; $843,033,135; $460,571,366; $941,662,008; $288,562,725; $504,820,618 and $339,588,804, respectively)	$312,455,860	$526,648,088	$363,986,585
Cash	—	678	11,379
Cash collateral on futures	—	4,401,920	—
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $97,792; $103,708; $0; $343,586 and $774,675, respectively)	—	340,134	782,992
Receivable from affiliate	—	—	—
Receivable for investments sold	—	294,315	343,568
Receivable for shares of beneficial interest sold	864,557	1,349,915	1,124,520
Receivable for interest	3,252,981	7,279,471	6,543,444
Swap agreements, at value[2]	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	5,359,990	508,934
Receivable for variation margin on futures contracts	—	900,839	195,000
Receivable for variation margin on swap agreements	—	—	—
Receivable for foreign tax reclaims	—	54,648	29,021
Other assets	34,346	41,946	47,624
Total assets	316,607,744	546,671,944	373,573,067
Liabilities:
Payable for investments purchased	—	—	4,209,168
Payable for shares of beneficial interest repurchased	284,987	615,019	405,672
Dividends payable to shareholders	—	—	—
Investments sold short, at value (proceeds—$0; $22,507,031; $4,329,594; $10,138,555; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	14,241
Payable to affiliates	150,749	314,781	215,105
Payable to custodian	18,235	83,306	23,961
Payable for dollar roll transactions	—	—	—
Payable for cash collateral from securities loaned	—	4,092,660	37,245,303
Options and swaptions written, at value (premiums received $0; $0; $286,806; $3,675; $0; $0 and $0, respectively)	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	10,586,772	1,385,806
Swap agreements, at value[2]	—	—	—
Payable for variation margin on futures contracts	—	—	—
Deferred payable for dollar roll transactions	—	—	—
Payable for dividend and interest expense on investments sold short	—	—	—
Payable for foreign withholding taxes	—	4,554	8,413
Accrued expenses and other liabilities	107,236	297,194	168,816
Total liabilities	561,207	15,994,286	43,676,485

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2013 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$321,388,124	$604,249,754	$451,013,633	$859,719,756
Accumulated undistributed (distributions in excess of) net investment income	—	(4,648,495)	833,176	2,498,910
Accumulated net realized gain (loss)	(1,517)	(239,376)	(3,443,442)	6,816,733
Net unrealized appreciation	—	1,343,897	8,391,948	48,032,036
Net assets	$321,386,607	$600,705,780	$456,795,315	$917,067,435
Class A
Net assets	$—	$74,011,050	$34,099,861	$82,827,068
Shares outstanding	—	5,676,467	2,752,564	5,574,220
Net asset value per share	$—	$13.04	$12.39	$14.86
Maximum offering price per share	$—	$13.65	$12.97	$15.56
Class C
Net assets	$—	$19,148,148	$2,923,632	$23,690,456
Shares outstanding	—	1,467,027	235,690	1,593,627
Net asset value and offering price per share	$—	$13.05	$12.40	$14.87
Class Y
Net assets	$—	$61,836,032	$817,764	$6,476,797
Shares outstanding	—	4,741,788	66,001	436,100
Net asset value, offering price and redemption value per share[1]	$—	$13.04	$12.39	$14.85
Class P
Net assets	$321,386,607	$445,710,550	$418,954,058	$804,073,114
Shares outstanding	321,388,414	34,167,220	33,807,857	54,109,214
Net asset value, offering price and redemption value per share[1]	$1.00	$13.04	$12.39	$14.86

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$290,371,276	$538,608,269	$306,766,140
Accumulated undistributed (distributions in excess of) net investment income	781	(8,470,298)	(21,716)
Accumulated net realized gain (loss)	1,781,345	(17,136,317)	(609,788)
Net unrealized appreciation	23,893,135	17,676,004	23,761,946
Net assets	$316,046,537	$530,677,658	$329,896,582
Class A
Net assets	$69,271,579	$80,454,073	$24,372,016
Shares outstanding	5,138,591	7,084,566	2,298,963
Net asset value per share	$13.48	$11.36	$10.60
Maximum offering price per share	$14.12	$11.90	$11.10
Class C
Net assets	$13,498,089	$6,809,517	$5,864,986
Shares outstanding	1,001,222	599,414	553,659
Net asset value and offering price per share	$13.48	$11.36	$10.59
Class Y
Net assets	$116,343	$4,875,455	$1,096,335
Shares outstanding	8,625	430,400	103,100
Net asset value, offering price and redemption value per share[1]	$13.49	$11.33	$10.63
Class P
Net assets	$233,160,526	$438,538,613	$298,563,245
Shares outstanding	17,291,291	38,610,642	28,105,760
Net asset value, offering price and redemption value per share[1]	$13.48	$11.36	$10.62

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2013 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,041,406,561; $957,951,038; $364,141,941; $347,769,479; $784,476,286; $244,711,755; $104,933,973 and $475,771,245, respectively)[1]	$1,240,607,677	$1,161,505,942	$431,073,321	$452,958,637
Investments in affiliated security, at value (cost—$10,772,888; $54,054; $10,249,589; $37,270,781; $14,678,837; $19,213,189; $3,446,118 and $0, respectively)	10,772,888	54,054	10,249,589	37,270,781
Repurchase agreements, at value (cost—$34,822,000; $36,426,000; $20,159,000; $14,248,000; $14,343,000; $8,962,000; $4,653,000 and $31,764,000, respectively)	34,822,000	36,426,000	20,159,000	14,248,000
Total investments in securities, at value (cost—$1,087,001,449; $994,431,092; $394,550,530; $399,288,260; $813,498,123; $272,886,944; $113,033,091 and $507,535,245, respectively)	$1,286,202,565	$1,197,985,996	$461,481,910	$504,477,418
Cash collateral on futures	—	—	—	—
Cash collateral on investments sold short	—	—	—	—
Cash	1,873	1,067	1,996	1,836
Foreign currency, at value (cost—$0; $0; $0; $0; $272,652; $679,070; $143 and $276,315, respectively)	—	—	—	—
Receivable for investments sold	8,034,697	16,020,325	5,213,418	4,522,425
Receivable for shares of beneficial interest sold	1,626,588	1,647,936	766,392	693,644
Receivable for dividends and interest	1,568,411	633,571	128,895	76,658
Swap agreements, at value[2]	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	—	615	—	—
Other assets	57,834	55,881	35,267	36,157
Total assets	1,297,491,968	1,216,345,391	467,627,878	509,808,138
Liabilities:
Payable for cash collateral from securities loaned	10,772,888	54,054	10,249,589	37,270,781
Payable for investments purchased	4,451,194	22,825,811	9,454,771	2,198,502
Payable for shares of beneficial interest repurchased	2,388,285	2,027,712	699,404	796,151
Payable to affiliates	835,159	792,423	303,379	317,960
Payable to custodian	81,677	76,301	28,113	29,765
Payable for foreign withholding taxes	—	—	—	429
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0 and $22,086,129, respectively)	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Due to broker	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $7,931,379, respectively)	—	—	—	—
Swap agreements, at value[2]	—	—	—	—
Payable for dividend and interest expense on investments sold short	—	—	—	—
Accrued expenses and other liabilities	341,206	322,598	286,042	293,672
Total liabilities	18,870,409	26,098,899	21,021,298	40,907,260
1  Includes $10,349,262; $53,375; $9,989,133; $36,402,118; $13,936,620; $18,356,456; $3,253,422; and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments made by PACE Alternative Strategies Investments were $17,757.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,041,406,561; $957,951,038; $364,141,941; $347,769,479; $784,476,286; $244,711,755; $104,933,973 and $475,771,245, respectively)[1]	$879,455,392	$278,705,024	$126,103,036	$498,841,539
Investments in affiliated security, at value (cost—$10,772,888; $54,054; $10,249,589; $37,270,781; $14,678,837; $19,213,189; $3,446,118 and $0, respectively)	14,678,837	19,213,189	3,446,118	—
Repurchase agreements, at value (cost—$34,822,000; $36,426,000; $20,159,000; $14,248,000; $14,343,000; $8,962,000; $4,653,000 and $31,764,000, respectively)	14,343,000	8,962,000	4,653,000	31,764,000
Total investments in securities, at value (cost—$1,087,001,449; $994,431,092; $394,550,530; $399,288,260; $813,498,123; $272,886,944; $113,033,091 and $507,535,245, respectively)	$908,477,229	$306,880,213	$134,202,154	$530,605,539
Cash collateral on futures	213,000	—	—	8,490,918
Cash collateral on investments sold short	—	—	—	19,127,979
Cash	1,579	103,016	84,852	2,235
Foreign currency, at value (cost—$0; $0; $0; $0; $272,652; $679,070; $143 and $276,315, respectively)	272,344	678,916	144	284,938
Receivable for investments sold	1,590,071	4,212,724	4,343,383	2,952,377
Receivable for shares of beneficial interest sold	1,937,046	1,447,591	349,161	1,202,982
Receivable for dividends and interest	1,019,617	337,343	208,928	1,279,452
Swap agreements, at value[2]	—	—	—	5,012,549
Receivable for variation margin on futures contracts	92,136	—	—	3,959,257
Due from broker	—	—	—	157,734
Unrealized appreciation on forward foreign currency contracts	1,225,787	—	—	9,731,294
Receivable for foreign tax reclaims	417,735	9,636	6,450	38,062
Other assets	48,769	32,318	31,030	52,237
Total assets	915,295,313	313,701,757	139,226,102	582,897,553
Liabilities:
Payable for cash collateral from securities loaned	14,678,837	19,213,189	3,446,118	—
Payable for investments purchased	5,502,539	5,528,153	5,775,793	3,141,446
Payable for shares of beneficial interest repurchased	1,408,606	351,151	222,377	662,225
Payable to affiliates	671,226	248,891	58,286	612,943
Payable to custodian	140,756	87,447	15,869	65,745
Payable for foreign withholding taxes	199,537	352,576	54,536	29,430
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0 and $22,086,129, respectively)	—	—	—	23,218,149
Unrealized depreciation on forward foreign currency contracts	542,223	—	—	8,376,380
Due to broker	—	—	—	5,711,387
Payable for variation margin on futures contracts	—	—	—	4,042,218
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $7,931,379, respectively)	—	—	—	5,607,163
Swap agreements, at value[2]	—	—	—	3,697,134
Payable for dividend and interest expense on investments sold short	—	—	—	300
Accrued expenses and other liabilities	332,832	337,894	179,585	251,657
Total liabilities	23,476,556	26,119,301	9,752,564	55,416,177

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

January 31, 2013 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,296,729,028	$991,972,579	$390,311,256	$359,858,268
Accumulated undistributed (distributions in excess of) net investment income	118,995	71,959	577,113	(1,481,596)
Accumulated net realized gain (loss)	(217,427,580)	(5,352,950)	(11,213,169)	5,335,048
Net unrealized appreciation	199,201,116	203,554,904	66,931,380	105,189,158
Net assets	$1,278,621,559	$1,190,246,492	$446,606,580	$468,900,878
Class A
Net assets	$139,614,719	$61,434,295	$30,018,260	$38,823,696
Shares outstanding	7,171,812	2,911,499	1,535,299	2,104,706
Net asset value per share	$19.47	$21.10	$19.55	$18.45
Maximum offering price per share	$20.60	$22.33	$20.69	$19.52
Class C
Net assets	$13,246,805	$3,655,527	$4,661,929	$3,527,575
Shares outstanding	678,019	190,648	263,499	214,550
Net asset value and offering price per share	$19.54	$19.17	$17.69	$16.44
Class Y
Net assets	$16,908,321	$13,730,330	$489,703	$292,187
Shares outstanding	867,179	637,120	24,394	15,195
Net asset value, offering price and redemption value per share[1]	$19.50	$21.55	$20.07	$19.23
Class P
Net assets	$1,108,851,714	$1,111,426,340	$411,436,688	$426,257,420
Shares outstanding	57,061,681	51,810,040	20,640,391	22,380,962
Net asset value, offering price and redemption value per share[1]	$19.43	$21.45	$19.93	$19.05

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,099,727,866	$275,718,814	$148,451,249	$610,938,243
Accumulated undistributed (distributions in excess of) net investment income	(3,148,485)	(563,430)	(4,842,785)	1,788,610
Accumulated net realized gain (loss)	(300,357,457)	(21,251,462)	(35,292,755)	(112,127,957)
Net unrealized appreciation	95,596,833	33,678,534	21,157,829	26,882,480
Net assets	$891,818,757	$287,582,456	$129,473,538	$527,481,376
Class A
Net assets	$56,214,331	$19,169,868	$5,309,836	$41,584,847
Shares outstanding	4,219,392	1,405,116	812,159	4,217,488
Net asset value per share	$13.32	$13.64	$6.54	$9.86
Maximum offering price per share	$14.10	$14.43	$6.92	$10.43
Class C
Net assets	$2,725,381	$2,556,959	$230,153	$4,857,203
Shares outstanding	207,774	199,901	35,309	506,303
Net asset value and offering price per share	$13.12	$12.79	$6.52	$9.59
Class Y
Net assets	$20,081,959	$15,148,675	$293,368	$1,855,607
Shares outstanding	1,510,500	1,090,857	44,720	186,879
Net asset value, offering price and redemption value per share[1]	$13.29	$13.89	$6.56	$9.93
Class P
Net assets	$812,797,086	$250,706,954	$123,640,181	$479,183,719
Shares outstanding	61,255,294	18,120,985	18,898,660	48,379,277
Net asset value, offering price and redemption value per share[1]	$13.27	$13.84	$6.54	$9.90

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the six months ended January 31, 2013 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$240,000
Interest (net of foreign withholding taxes of $0; $0; $3; $4,171; $0; $3,443 and $4,116, respectively)	375,166	5,933,554	4,602,230	16,616,893
Securities lending income (includes $0; $0; $1,139; $1,395; $0; $692 and $13,881, respectively earned from an affiliated entity)	—	—	4,218	2,326
	375,166	5,933,554	4,606,448	16,859,219
Expenses:
Investment management and administration fees	598,231	1,895,411	1,226,038	2,768,168
Service fees–Class A	—	96,768	44,587	107,414
Service and distribution fees–Class C	—	75,403	11,905	87,049
Transfer agency and related services fees	718,190	406,417	196,816	504,949
Reports and notices to shareholders	89,660	33,305	22,818	44,281
Professional fees	55,587	87,650	83,313	88,513
State registration fees	21,491	32,951	29,605	36,822
Custody and accounting fees	15,386	105,245	103,978	237,167
Trustees' fees	10,756	12,142	11,260	13,742
Insurance expense	8,850	12,127	9,083	16,749
Interest expense	—	—	40,283	46,102
Other expenses	14,514	7,571	13,746	17,275
	1,532,665	2,764,990	1,793,432	3,968,231
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,174,620)	(285,410)	(115,841)	(1,168)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	12,754
Net expenses	358,045	2,479,580	1,677,591	3,979,817
Net investment income	17,121	3,453,974	2,928,857	12,879,402
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	—	(72,806)	1,657,240	979,960
Futures	—	—	417,574	—
Options and swaptions written	—	—	466,723	1,857,175
Investments sold short	—	12,930	—	2,500
Swaps	—	—	39,111	7,641,707
Forward foreign currency contracts	—	—	(186,173)	(2,253,425)
Foreign currency transactions	—	—	(3,695)	103,268
Net realized gain (loss)	—	(59,876)	2,390,780	8,331,185
Net change in unrealized appreciation/depreciation of:
Investments	—	(3,813,176)	(4,967,209)	(1,093,868)
Futures	—	—	652,402	155,697
Options and swaptions written	—	—	72,917	(1,583,565)
Investments sold short	—	624,138	9,220	118,868
Swaps	—	—	651,859	(8,340,752)
Forward foreign currency contracts	—	—	40,592	(1,116,525)
Other assets and liabilities denominated in foreign currency	—	—	185	(413)
Net change in unrealized appreciation/depreciation	—	(3,189,038)	(3,540,034)	(11,860,558)
Net realized and unrealized gain (loss) from investment activities	—	(3,248,914)	(1,149,254)	(3,529,373)
Net increase in net assets resulting from operations	$17,121	$205,060	$1,779,603	$9,350,029

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$—
Interest (net of foreign withholding taxes of $0; $0; $3; $4,171; $0; $3,443 and $4,116, respectively)	5,497,714	7,322,621	11,778,385
Securities lending income (includes $0; $0; $1,139; $1,395; $0; $692 and $13,881, respectively earned from an affiliated entity)	—	8,152	151,044
	5,497,714	7,330,773	11,929,429
Expenses:
Investment management and administration fees	857,754	2,016,689	1,279,373
Service fees–Class A	88,934	105,512	30,193
Service and distribution fees–Class C	51,416	26,405	22,737
Transfer agency and related services fees	85,575	485,971	261,852
Reports and notices to shareholders	11,179	42,521	20,823
Professional fees	72,535	88,025	75,050
State registration fees	27,158	31,686	30,572
Custody and accounting fees	54,363	247,915	69,887
Trustees' fees	10,386	11,638	10,275
Insurance expense	6,233	10,490	5,126
Interest expense	—	—	—
Other expenses	12,684	14,149	12,230
	1,278,217	3,081,001	1,818,118
Fee waivers and/or expense reimbursements by investment manager and administrator	(73,028)	(269,729)	(52,804)
Recoupment of fees waived or expenses previously reimbursed	—	—	—
Net expenses	1,205,189	2,811,272	1,765,314
Net investment income	4,292,525	4,519,501	10,164,115
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	2,355,033	11,295,611	3,138,934
Futures	—	(1,124,034)	(213,324)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	108,378	(2,531,200)
Foreign currency transactions	—	(2,919,858)	(580,006)
Net realized gain (loss)	2,355,033	7,360,097	(185,596)
Net change in unrealized appreciation/depreciation of:
Investments	(2,860,690)	(1,150,855)	18,530,671
Futures	—	1,684,779	355,909
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	(6,058,751)	(637,544)
Other assets and liabilities denominated in foreign currency	—	189,789	65,582
Net change in unrealized appreciation/depreciation	(2,860,690)	(5,335,038)	18,314,618
Net realized and unrealized gain (loss) from investment activities	(505,657)	2,025,059	18,129,022
Net increase in net assets resulting from operations	$3,786,868	$6,544,560	$28,293,137

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the six months ended January 31, 2013 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $60,536; $10,345; $614; $4,879; $374,006; $240,492; $68,404 and $107,243, respectively)	$14,661,227	$8,942,397	$4,418,034	$1,947,875
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $17; $0 and $0, respectively)	983	1,586	667	672
Securities lending income (includes $2,330; $2,564; $1,990; $11,166; $10,215; $2,182; $1,818 and $0, respectively earned from an affiliated entity)	17,584	93,207	38,224	356,257
	14,679,794	9,037,190	4,456,925	2,304,804
Expenses:
Investment management and administration fees	4,543,483	4,504,654	1,651,142	1,778,411
Service fees–Class A	170,728	76,062	35,502	47,248
Service and distribution fees–Class C	64,095	18,657	22,326	17,409
Transfer agency and related services fees	590,277	553,177	509,454	511,441
Custody and accounting fees	238,206	225,566	80,907	87,143
Professional fees	78,479	78,124	77,349	72,988
Reports and notices to shareholders	56,729	53,437	48,482	42,588
State registration fees	35,051	33,769	28,994	29,339
Insurance expense	21,908	21,082	7,431	8,214
Trustees' fees	15,265	15,036	10,844	11,089
Interest expense	—	—	130	—
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	—
Other expenses	19,571	19,300	14,101	13,979
	5,833,792	5,598,864	2,486,662	2,619,849
Fee waivers and/or expense reimbursements by investment manager and administrator	—	(155)	(51,616)	(62,769)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	—
Net expenses	5,833,792	5,598,709	2,435,046	2,557,080
Net investment income (loss)	8,846,002	3,438,481	2,021,879	(252,276)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $1,708; $107,090; $0 and $0, respectively)	16,335,913	76,261,121	16,296,896	14,312,776
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	(885)	8	—
Net realized gain (loss)	16,335,913	76,260,236	16,296,904	14,312,776
Net change in unrealized appreciation/depreciation of:
Investments	136,219,294	19,898,721	51,642,665	44,398,618
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	—	—	—	—
Net change in unrealized appreciation/depreciation	136,219,294	19,898,721	51,642,665	44,398,618
Net realized and unrealized gain from investment activities	152,555,207	96,158,957	67,939,569	58,711,394
Net increase in net assets resulting from operations	$161,401,209	$99,597,438	$69,961,448	$58,459,118

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $60,536; $10,345; $614; $4,879; $374,006; $240,492; $68,404 and $107,243, respectively)	$9,429,796	$2,234,552	$1,661,194	$2,359,673
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $17; $0 and $0, respectively)	714	287	85	1,601,623
Securities lending income (includes $2,330; $2,564; $1,990; $11,166; $10,215; $2,182; $1,818 and $0, respectively earned from an affiliated entity)	52,061	22,240	5,837	—
	9,482,571	2,257,079	1,667,116	3,961,296
Expenses:
Investment management and administration fees	3,700,260	1,483,293	481,545	3,601,869
Service fees–Class A	67,726	23,159	6,380	53,198
Service and distribution fees–Class C	13,453	12,499	1,037	24,718
Transfer agency and related services fees	526,816	456,947	234,631	239,589
Custody and accounting fees	403,215	249,463	45,145	193,577
Professional fees	87,636	92,833	77,335	151,452
Reports and notices to shareholders	46,588	45,198	18,853	48,891
State registration fees	33,416	27,746	25,504	34,457
Insurance expense	15,300	5,076	1,865	10,066
Trustees' fees	12,995	10,062	9,248	13,093
Interest expense	—	—	—	3,158
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	147,243
Other expenses	24,483	25,457	18,095	26,018
	4,931,888	2,431,733	919,638	4,547,329
Fee waivers and/or expense reimbursements by investment manager and administrator	—	(76,404)	(189,904)	(124,737)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	5,526
Net expenses	4,931,888	2,355,329	729,734	4,428,118
Net investment income (loss)	4,550,683	(98,250)	937,382	(466,822)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $1,708; $107,090; $0 and $0, respectively)	1,004,316	(10,787,591)	8,274,323	4,293,812
Futures	836,975	—	—	(1,704,459)
Options and swaptions written	—	—	—	3,659,750
Investments sold short	—	—	—	(3,144,315)
Swaps	—	—	—	233,487
Forward foreign currency contracts	1,078,513	1,148	—	(6,467,656)
Foreign currency transactions	50,764	(31,964)	(17,955)	(4,933)
Net realized gain (loss)	2,970,568	(10,818,407)	8,256,368	(3,134,314)
Net change in unrealized appreciation/depreciation of:
Investments	123,449,157	51,226,159	5,314,487	22,622,405
Futures	(221,617)	—	—	(2,156,500)
Options and swaptions written	—	—	—	4,898,731
Investments sold short	—	—	—	(3,659,033)
Swaps	—	—	—	5,994,108
Forward foreign currency contracts	(75,398)	—	—	5,637,326
Other assets and liabilities denominated in foreign currency	(45,997)	104,084	(15,643)	78,009
Net change in unrealized appreciation/depreciation	123,106,145	51,330,243	5,298,844	33,415,046
Net realized and unrealized gain from investment activities	126,076,713	40,511,836	13,555,212	30,280,732
Net increase in net assets resulting from operations	$130,627,396	$40,413,586	$14,492,594	$29,813,910

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Money Market Investments		PACE Government Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012
From operations:
Net investment income	$17,121	$41,391	$3,453,974	$11,503,237	$2,928,857	$8,987,000
Net realized gains (losses)	—	496	(59,876)	19,752,993	2,390,780	8,013,394
Net change in unrealized appreciation/depreciation	—	—	(3,189,038)	(4,222,902)	(3,540,034)	2,533,868
Net increase in net assets resulting from operations	17,121	41,887	205,060	27,033,328	1,779,603	19,534,262
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(977,101)	(2,036,547)	(196,848)	(678,182)
Net investment income–Class B	—	—	—	(858)	—	(414)
Net investment income–Class C	—	—	(202,947)	(436,750)	(9,509)	(43,908)
Net investment income–Class Y	—	—	(868,097)	(1,601,468)	(6,430)	(22,145)
Net investment income–Class P	(17,121)	(41,391)	(6,353,804)	(12,784,254)	(2,890,321)	(8,578,959)
Net realized gains–Class A	—	—	(1,394,346)	(389,455)	—	—
Net realized gains–Class B	—	—	—	(285)	—	—
Net realized gains–Class C	—	—	(361,507)	(105,626)	—	—
Net realized gains–Class Y	—	—	(1,154,929)	(282,582)	—	—
Net realized gains–Class P	—	—	(8,342,666)	(2,266,496)	—	—
	(17,121)	(41,391)	(19,655,397)	(19,904,321)	(3,103,108)	(9,323,608)
From beneficial interest transactions:
Net proceeds from shares sold	172,479,101	494,925,726	59,498,523	122,376,857	43,469,718	94,555,070
Cost of shares repurchased	(188,192,827)	(523,702,775)	(72,330,402)	(140,954,155)	(50,951,872)	(106,204,595)
Proceeds from dividends reinvested	9,288	23,969	18,228,446	18,515,115	2,838,603	8,578,398
Net increase (decrease) in net assets from beneficial interest transactions	(15,704,438)	(28,753,080)	5,396,567	(62,183)	(4,643,551)	(3,071,127)
Redemption fees	—	—	16,270	26,868	15,157	40,317
Net increase (decrease) in net assets	(15,704,438)	(28,752,584)	(14,037,500)	7,093,692	(5,951,899)	7,179,844
Net assets:
Beginning of period	337,091,045	365,843,629	614,743,280	607,649,588	462,747,214	455,567,370
End of period	$321,386,607	$337,091,045	$600,705,780	$614,743,280	$456,795,315	$462,747,214
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$(4,648,495)	$299,480	$833,176	$1,007,427

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012
From operations:
Net investment income	$12,879,402	$26,479,278	$4,292,525	$9,257,800
Net realized gains (losses)	8,331,185	37,505,702	2,355,033	3,146,535
Net change in unrealized appreciation/depreciation	(11,860,558)	26,597,744	(2,860,690)	10,505,028
Net increase in net assets resulting from operations	9,350,029	90,582,724	3,786,868	22,909,363
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,304,825)	(2,600,716)	(901,060)	(2,010,084)
Net investment income–Class B	—	(3,583)	—	(542)
Net investment income–Class C	(300,373)	(497,631)	(139,621)	(318,886)
Net investment income–Class Y	(107,162)	(147,864)	(1,697)	(3,582)
Net investment income–Class P	(13,220,590)	(28,400,664)	(3,249,366)	(6,924,775)
Net realized gains–Class A	(1,859,515)	(1,340,754)	(315,355)	—
Net realized gains–Class B	—	(3,405)	—	—
Net realized gains–Class C	(518,187)	(287,757)	(61,126)	—
Net realized gains–Class Y	(147,902)	(69,829)	(549)	—
Net realized gains–Class P	(17,500,726)	(13,831,800)	(1,038,308)	—
	(34,959,280)	(47,184,003)	(5,707,082)	(9,257,869)
From beneficial interest transactions:
Net proceeds from shares sold	89,911,848	179,327,499	26,520,239	43,632,620
Cost of shares repurchased	(88,175,129)	(177,314,844)	(29,818,481)	(65,317,529)
Proceeds from dividends reinvested	32,423,963	44,340,892	4,808,054	7,776,825
Net increase (decrease) in net assets from beneficial interest transactions	34,160,682	46,353,547	1,509,812	(13,908,084)
Redemption fees	16,322	48,013	2,337	14,289
Net increase (decrease) in net assets	8,567,753	89,800,281	(408,065)	(242,301)
Net assets:
Beginning of period	908,499,682	818,699,401	316,454,602	316,696,903
End of period	$917,067,435	$908,499,682	$316,046,537	$316,454,602
Accumulated undistributed (distributions in excess of) net investment income	$2,498,910	$4,552,458	$781	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012
From operations:
Net investment income	$4,519,501	$12,483,094	$10,164,115	$19,722,510	$8,846,002	$18,362,612
Net realized gains (losses)	7,360,097	(1,101,611)	(185,596)	5,293,799	16,335,913	45,563,978
Net change in unrealized appreciation/depreciation	(5,335,038)	(24,175,285)	18,314,618	(8,212,448)	136,219,294	(36,563,090)
Net increase (decrease) in net assets resulting from operations	6,544,560	(12,793,802)	28,293,137	16,803,861	161,401,209	27,363,500
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,277,934)	(6,155,271)	(747,686)	(1,398,278)	(1,715,660)	(1,741,145)
Net investment income–Class B	—	(512)	—	—	—	(133)
Net investment income–Class C	(90,252)	(465,096)	(174,069)	(293,781)	(58,764)	(53,456)
Net investment income–Class Y	(81,382)	(346,486)	(26,462)	(33,399)	(240,829)	(241,462)
Net investment income–Class P	(7,225,598)	(30,504,876)	(9,237,614)	(17,987,293)	(15,927,508)	(15,109,729)
Net realized gains–Class A	—	—	(333,992)	(197,101)	—	—
Net realized gains–Class C	—	—	(80,332)	(45,733)	—	—
Net realized gains–Class Y	—	—	(14,168)	(4,616)	—	—
Net realized gains–Class P	—	—	(4,036,170)	(2,579,219)	—	—
	(8,675,166)	(37,472,241)	(14,650,493)	(22,539,420)	(17,942,761)	(17,145,925)
From beneficial interest transactions:
Net proceeds from shares sold	40,972,028	69,144,496	38,489,379	71,379,724	74,894,337	136,886,464
Cost of shares repurchased	(42,762,955)	(104,498,744)	(36,035,848)	(64,491,912)	(109,072,655)	(210,843,891)
Proceeds from dividends reinvested	7,996,238	34,540,470	13,634,417	21,066,129	17,003,372	16,277,750
Net increase (decrease) in net assets from beneficial interest transactions	6,205,311	(813,778)	16,087,948	27,953,941	(17,174,946)	(57,679,677)
Redemption fees	4,351	16,643	5,535	18,468	16,025	23,925
Net increase (decrease) in net assets	4,079,056	(51,063,178)	29,736,127	22,236,850	126,299,527	(47,438,177)
Net assets:
Beginning of period	526,598,602	577,661,780	300,160,455	277,923,605	1,152,322,032	1,199,760,209
End of period	$530,677,658	$526,598,602	$329,896,582	$300,160,455	$1,278,621,559	$1,152,322,032
Accumulated undistributed (distributions in excess of) net investment income	$(8,470,298)	$(4,314,633)	$(21,716)	$—	$118,995	$9,215,754

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012
From operations:
Net investment income	$3,438,481	$2,458,957	$2,021,879	$1,342,991
Net realized gains (losses)	76,260,236	77,525,004	16,296,904	13,350,166
Net change in unrealized appreciation/depreciation	19,898,721	(33,725,864)	51,642,665	(26,247,454)
Net increase (decrease) in net assets resulting from operations	99,597,438	46,258,097	69,961,448	(11,554,297)
Dividends and distributions to shareholders from:
Net investment income–Class A	(104,343)	—	(146,859)	—
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(68,046)	(27,666)	(3,299)	(214)
Net investment income–Class P	(5,649,791)	(2,409,749)	(2,622,888)	(71,538)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(5,822,180)	(2,437,415)	(2,773,046)	(71,752)
From beneficial interest transactions:
Net proceeds from shares sold	76,862,427	134,548,925	27,109,624	48,477,413
Cost of shares repurchased	(99,004,117)	(218,180,504)	(37,156,710)	(75,411,539)
Proceeds from dividends reinvested	5,548,879	2,330,006	2,658,940	69,150
Net increase (decrease) in net assets from beneficial interest transactions	(16,592,811)	(81,301,573)	(7,388,146)	(26,864,976)
Redemption fees	14,712	26,989	2,642	11,706
Net increase (decrease) in net assets	77,197,159	(37,453,902)	59,802,898	(38,479,319)
Net assets:
Beginning of period	1,113,049,333	1,150,503,235	386,803,682	425,283,001
End of period	$1,190,246,492	$1,113,049,333	$446,606,580	$386,803,682
Accumulated undistributed (distributions in excess of) net investment income	$71,959	$2,455,658	$577,113	$1,328,280

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012
From operations:
Net investment income (losses)	$(252,276)	$(2,489,635)	$4,550,683	$19,487,259	$(98,250)	$2,524,940
Net realized gains (losses)	14,312,776	30,343,266	2,970,568	(35,551,957)	(10,818,407)	(8,061,327)
Net change in unrealized appreciation/depreciation	44,398,618	(34,367,046)	123,106,145	(79,515,575)	51,330,243	(33,179,844)
Net increase (decrease) in net assets resulting from operations	58,459,118	(6,513,415)	130,627,396	(95,580,273)	40,413,586	(38,716,231)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,151,644)	(1,567,928)	(133,643)	(172,206)
Net investment income–Class C	—	—	(35,675)	(55,784)	—	—
Net investment income–Class Y	—	—	(451,927)	(556,690)	(138,544)	(166,164)
Net investment income–Class P	—	—	(18,291,738)	(21,631,424)	(1,787,929)	(2,196,656)
Net realized gains–Class A	(623,754)	—	—	—	—	(198,675)
Net realized gains–Class B	—	—	—	—	—	(256)
Net realized gains–Class C	(63,671)	—	—	—	—	(31,489)
Net realized gains–Class Y	(4,434)	—	—	—	—	(152,682)
Net realized gains–Class P	(6,538,198)	—	—	—	—	(2,349,530)
	(7,230,057)	—	(19,930,984)	(23,811,826)	(2,060,116)	(5,267,658)
From beneficial interest transactions:
Net proceeds from shares sold	28,569,903	47,028,375	65,552,203	119,381,381	22,257,433	40,324,768
Cost of shares repurchased	(41,559,930)	(85,394,343)	(73,606,681)	(161,217,188)	(26,997,623)	(58,328,685)
Proceeds from dividends reinvested	6,954,165	—	19,039,110	22,766,345	1,980,712	5,091,320
Net increase (decrease) in net assets from beneficial interest transactions	(6,035,862)	(38,365,968)	10,984,632	(19,069,462)	(2,759,478)	(12,912,597)
Redemption fees	5,715	11,918	10,614	25,565	3,128	12,819
Net increase (decrease) in net assets	45,198,914	(44,867,465)	121,691,658	(138,435,996)	35,597,120	(56,883,667)
Net assets:
Beginning of period	423,701,964	468,569,429	770,127,099	908,563,095	251,985,336	308,869,003
End of period	$468,900,878	$423,701,964	$891,818,757	$770,127,099	$287,582,456	$251,985,336
Accumulated undistributed (distributions in excess of) net investment income	$(1,481,596)	$(1,229,320)	$(3,148,485)	$12,231,816	$(563,430)	$1,594,936

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012
From operations:
Net investment income (losses)	$937,382	$1,863,273	$(466,822)	$(83,260)
Net realized gains (losses)	8,256,368	1,900,548	(3,134,314)	9,561,281
Net change in unrealized appreciation/depreciation	5,298,844	165,711	33,415,046	(7,894,021)
Net increase (decrease) in net assets resulting from operations	14,492,594	3,929,532	29,813,910	1,584,000
Dividends and distributions to shareholders from:
Net investment income–Class A	(205,881)	(99,380)	(173,223)	—
Net investment income–Class C	(6,960)	(3,799)	—	—
Net investment income–Class Y	(11,611)	(5,123)	(12,562)	—
Net investment income–Class P	(4,990,785)	(2,459,520)	(3,346,509)	—
Net realized gains–Class A	—		—	—
Net realized gains–Class B	—	—	—	—
Net realized gains–Class C	—		—	—
Net realized gains–Class Y	—		—	—
Net realized gains–Class P	—		—	—
	(5,215,237)	(2,567,822)	(3,532,294)	—
From beneficial interest transactions:
Net proceeds from shares sold	13,451,897	23,601,011	47,422,803	91,436,927
Cost of shares repurchased	(11,579,161)	(20,109,909)	(49,862,377)	(141,185,540)
Proceeds from dividends reinvested	5,001,010	2,474,017	3,405,547	—
Net increase (decrease) in net assets from beneficial interest transactions	6,873,746	5,965,119	965,973	(49,748,613)
Redemption fees	1,394	5,701	7,985	36,115
Net increase (decrease) in net assets	16,152,497	7,332,530	27,255,574	(48,128,498)
Net assets:
Beginning of period	113,321,041	105,988,511	500,225,802	548,354,300
End of period	$129,473,538	$113,321,041	$527,481,376	$500,225,802
Accumulated undistributed (distributions in excess of) net investment income	$(4,842,785)	$(564,930)	$1,788,610	$5,787,726
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the six months ended January 31, 2013 (unaudited)

PACE Intermediate Fixed Income Investments
Cash flows from operating activities
Net increase in net assets from operations	$1,779,603
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(1,416,514,666)
Proceeds from investments sold	1,458,621,492
Purchases of short-term investments, net	5,342,000
Net amortization/acretion of premium (discount)	509,145
Premiums received on open written options	(83,250)
Proceeds received on forward sales commitments, net	(2,667,437)
Decrease in receivable for investments sold	56,632,691
Decrease in interest receivable	524,315
Increase in swaps at market value, asset	(698,974)
Decrease in unrealized appreciation forward foreign currency exchange contracts	54,896
Increase in receivable for variation margin on futures contracts, net	(426,086)
Increase in other assets	(18,239)
Increase in payable for investments purchased	3,782,577
Decrease in swaps at market value, liability	(225,341)
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(95,488)
Increase in accrued management fees	13,138
Increase in cash collateral from securities loaned	89,250
Increase in payable to broker	461,720
Decrease in other expenses	(82,254)
Net realized gain from investments and written options	(2,123,963)
Net change in unrealized (appreciation) depreciation from short sales	(9,220)
Net change in unrealized (appreciation) depreciation from investments and written options	4,894,292
Net cash provided by operating activities	$109,760,201

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the six months ended January 31, 2013 (unaudited)

PACE Intermediate Fixed Income Investments
Cash flows from financing activities
Proceeds from shares sold, net of receivable for shares sold	$43,311,887
Payment on shares redeemed, net of payable for shares redeemed	(50,582,428)
Redemption fees	15,157
Cash distributions paid	(264,505)
Proceeds from secured borrowings	776,969,042
Repayments of secured borrowings	(879,178,063)
Increase in due to custodian	17,310
Net cash used in financing activities	(109,711,600)
Net increase in cash	48,601
Cash at beginning of period	54,381
Cash at end of period	$102,982
Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of dividends and distributions:	$2,838,603
Cash paid for interest and fees on borrowings:	$40,283

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.008	0.033
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)
Distributions from net realized gains	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%	0.01%	0.81%	3.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[3]	0.89%	0.88%	0.90%	0.89%	0.93%
Expenses after fee waivers and/or expense reimbursements	0.21%[3]	0.19%	0.25%	0.27%	0.59%	0.60%
Net investment income	0.01%[3]	0.01%	0.01%	0.01%	0.78%	3.27%
Supplemental data:
Net assets, end of period (000's)	$321,387	$337,091	$365,844	$386,217	$529,959	$523,243

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.46	$13.31	$13.71	$13.36	$12.87	$12.72
Net investment income[1]	0.06	0.22	0.29	0.41	0.57	0.56
Net realized and unrealized gains (losses)	(0.06)	0.34	0.20	0.86	0.56	0.15
Net increase from operations	—	0.56	0.49	1.27	1.13	0.71
Dividends from net investment income	(0.17)	(0.34)	(0.38)	(0.46)	(0.64)	(0.56)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—	—
Total dividends and distributions	(0.42)	(0.41)	(0.89)	(0.92)	(0.64)	(0.56)
Net asset value, end of period	$13.04	$13.46	$13.31	$13.71	$13.36	$12.87
Total investment return[2]	(0.09)%	4.34%	3.74%	9.92%	9.09%	5.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%[3]	1.05%	1.06%[4]	1.08%[4]	1.07%[4]	1.12%
Expenses after fee waivers and/or expense reimbursements	1.00%[3]	1.02%	1.02%[4]	1.02%[4]	1.02%[4]	1.07%
Net investment income	0.92%[3]	1.68%	2.16%	3.06%	4.41%	4.30%
Supplemental data:
Net assets, end of period (000's)	$74,011	$78,764	$80,727	$92,416	$90,386	$91,614
Portfolio turnover	625%	1,046%	1,105%	1,065%	877%	588%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.47	$13.31	$13.71	$13.36	$12.87	$12.73
Net investment income[1]	0.08	0.26	0.32	0.44	0.61	0.59
Net realized and unrealized gains (losses)	(0.07)	0.35	0.20	0.86	0.55	0.15
Net increase from operations	0.01	0.61	0.52	1.30	1.16	0.74
Dividends from net investment income	(0.19)	(0.38)	(0.41)	(0.49)	(0.67)	(0.60)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—	—
Total dividends and distributions	(0.44)	(0.45)	(0.92)	(0.95)	(0.67)	(0.60)
Net asset value, end of period	$13.04	$13.47	$13.31	$13.71	$13.36	$12.87
Total investment return[2]	0.04%	4.60%	4.00%	10.20%	9.29%	5.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.85%[3]	0.86%	0.88%[4]	0.89%[4]	0.92%[4]	0.90%
Expenses after fee waivers and/or expense reimbursements	0.75%[3]	0.77%	0.77%[4]	0.77%[4]	0.77%[4]	0.82%
Net investment income	1.18%[3]	1.92%	2.42%	3.29%	4.65%	4.56%
Supplemental data:
Net assets, end of period (000's)	$61,836	$61,428	$50,830	$49,486	$39,199	$25,669
Portfolio turnover	625%	1,046%	1,105%	1,065%	877%	588%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.48	$13.32	$13.72	$13.37	$12.88	$12.73
Net investment income[1]	0.03	0.16	0.22	0.35	0.51	0.50
Net realized and unrealized gains (losses)	(0.07)	0.34	0.20	0.85	0.55	0.14
Net increase from operations	(0.04)	0.50	0.42	1.20	1.06	0.64
Dividends from net investment income	(0.14)	(0.27)	(0.31)	(0.39)	(0.57)	(0.49)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—	—
Total dividends and distributions	(0.39)	(0.34)	(0.82)	(0.85)	(0.57)	(0.49)
Net asset value, end of period	$13.05	$13.48	$13.32	$13.72	$13.37	$12.88
Total investment return[2]	(0.35)%	3.81%	3.22%	9.37%	8.45%	5.06%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%[3]	1.56%	1.58%[4]	1.61%[4]	1.63%[4]	1.68%
Expenses after fee waivers and/or expense reimbursements	1.50%[3]	1.52%	1.52%[4]	1.52%[4]	1.52%[4]	1.57%
Net investment income	0.42%[3]	1.19%	1.66%	2.56%	3.90%	3.80%
Supplemental data:
Net assets, end of period (000's)	$19,148	$20,710	$22,064	$24,394	$24,477	$24,536
Portfolio turnover	625%	1,046%	1,105%	1,065%	877%	588%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.47	$13.32	$13.71	$13.36	$12.87	$12.72
Net investment income[1]	0.08	0.26	0.32	0.44	0.61	0.59
Net realized and unrealized gains (losses)	(0.07)	0.34	0.21	0.86	0.55	0.15
Net increase from operations	0.01	0.60	0.53	1.30	1.16	0.74
Dividends from net investment income	(0.19)	(0.38)	(0.41)	(0.49)	(0.67)	(0.59)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—	—
Total dividends and distributions	(0.44)	(0.45)	(0.92)	(0.95)	(0.67)	(0.59)
Net asset value, end of period	$13.04	$13.47	$13.32	$13.71	$13.36	$12.87
Total investment return[2]	0.03%	4.52%	4.08%	10.20%	9.27%	5.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.85%[3]	0.85%	0.86%[4]	0.88%[4]	0.86%[4]	0.90%
Expenses after fee waivers and/or expense reimbursements	0.75%[3]	0.77%	0.77%[4]	0.77%[4]	0.77%[4]	0.82%
Net investment income	1.18%[3]	1.93%	2.41%	3.30%	4.66%	4.55%
Supplemental data:
Net assets, end of period (000's)	$445,711	$453,841	$453,931	$477,172	$422,024	$542,337
Portfolio turnover	625%	1,046%	1,105%	1,065%	877%	588%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.42	$12.15	$12.02	$11.58	$11.51	$11.39
Net investment income[1]	0.06	0.21	0.26	0.34	0.44	0.48
Net realized and unrealized gains	(0.02)	0.28	0.12	0.49	0.08	0.12
Net increase from operations	0.04	0.49	0.38	0.83	0.52	0.60
Dividends from net investment income	(0.07)	(0.22)	(0.25)	(0.39)	(0.45)	(0.48)
Net asset value, end of period	$12.39	$12.42	$12.15	$12.02	$11.58	$11.51
Total investment return[2]	0.24%	4.16%	3.24%	7.24%	4.88%	5.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.02%[4]	1.00%	0.99%[3]	1.00%[3]	1.02%	1.05%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.95%[4]	0.93%	0.93%[3]	0.93%[3]	0.93%	0.93%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.93%[4]	—	—	—	—	—
Net investment income	1.04%[4]	1.73%	2.18%	2.93%	3.97%	4.10%
Supplemental data:
Net assets, end of period (000's)	$34,100	$36,665	$39,022	$42,905	$45,165	$46,257
Portfolio turnover	280%	398%	664%	974%	512%	387%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.43	$12.15	$12.02	$11.59	$11.51	$11.39
Net investment income[1]	0.08	0.24	0.29	0.38	0.47	0.51
Net realized and unrealized gains (losses)	(0.03)	0.29	0.12	0.48	0.09	0.11
Net increase from operations	0.05	0.53	0.41	0.86	0.56	0.62
Dividends from net investment income	(0.09)	(0.25)	(0.28)	(0.43)	(0.48)	(0.50)
Net asset value, end of period	$12.39	$12.43	$12.15	$12.02	$11.59	$11.51
Total investment return[2]	0.36%	4.42%	3.49%	7.53%	5.15%	5.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	0.91%[4]	0.88%	0.83%[3]	0.74%[3]	0.68%	0.76%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.70%[4]	0.68%	0.68%[3]	0.68%[3]	0.68%[5]	0.68%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%[4]	—	—	—	—	—
Net investment income	1.29%[4]	1.99%	2.42%	3.19%	4.17%	4.34%
Supplemental data:
Net assets, end of period (000's)	$818	$990	$1,277	$1,997	$2,313	$1,359
Portfolio turnover	280%	398%	664%	974%	512%	387%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.44	$12.17	$12.03	$11.59	$11.52	$11.40
Net investment income[1]	0.03	0.15	0.20	0.29	0.38	0.42
Net realized and unrealized gains	(0.03)	0.28	0.13	0.48	0.09	0.12
Net increase from operations	0.00	0.43	0.33	0.77	0.47	0.54
Dividends from net investment income	(0.04)	(0.16)	(0.19)	(0.33)	(0.40)	(0.42)
Net asset value, end of period	$12.40	$12.44	$12.17	$12.03	$11.59	$11.52
Total investment return[2]	0.06%	3.55%	2.80%	6.70%	4.36%	4.72%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.52%[4]	1.51%	1.49%[3]	1.50%[3]	1.53%	1.57%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.45%[4]	1.43%	1.43%[3]	1.43%[3]	1.43%	1.43%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	1.43%[4]	—	—	—	—	—
Net investment income	0.54%[4]	1.23%	1.67%	2.43%	3.43%	3.60%
Supplemental data:
Net assets, end of period (000's)	$2,924	$3,270	$3,474	$4,646	$5,185	$3,992
Portfolio turnover	280%	398%	664%	974%	512%	387%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.43	$12.16	$12.02	$11.59	$11.51	$11.39
Net investment income[1]	0.08	0.24	0.29	0.37	0.47	0.51
Net realized and unrealized gains (losses)	(0.03)	0.28	0.13	0.48	0.09	0.11
Net increase from operations	0.05	0.52	0.42	0.85	0.56	0.62
Dividends from net investment income	(0.09)	(0.25)	(0.28)	(0.42)	(0.48)	(0.50)
Net asset value, end of period	$12.39	$12.43	$12.16	$12.02	$11.59	$11.51
Total investment return[2]	0.44%	4.33%	3.58%	7.51%	5.14%	5.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	0.74%[4]	0.74%	0.72%[3]	0.73%[3]	0.74%	0.77%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.70%[4]	0.68%	0.68%[3]	0.68%[3]	0.68%	0.68%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%[4]	—	—	—	—	—
Net investment income	1.28%[4]	1.97%	2.43%	3.16%	4.22%	4.35%
Supplemental data:
Net assets, end of period (000's)	$418,954	$421,822	$411,723	$420,801	$353,068	$404,407
Portfolio turnover	280%	398%	664%	974%	512%	387%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  During the year ended July 31, 2009 UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.29	$14.55	$14.56	$13.09	$13.75	$13.25
Net investment income[1]	0.20	0.42	0.48	0.47	0.60	0.61
Net realized and unrealized gains (losses)	(0.07)	1.11	0.43	1.60	0.39	0.51
Net increase from operations	0.13	1.53	0.91	2.07	0.99	1.12
Dividends from net investment income	(0.23)	(0.52)	(0.51)	(0.58)	(0.73)	(0.62)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)	—
Total dividends and distributions	(0.56)	(0.79)	(0.92)	(0.60)	(1.65)	(0.62)
Net asset value, end of period	$14.86	$15.29	$14.55	$14.56	$13.09	$13.75
Total investment return[2]	0.89%	10.86%	6.54%	16.09%	8.31%	8.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.03%[3,4]	1.04%[4]	1.09%	1.09%	1.10%	1.13%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.06%[3,4,5]	1.06%[4,5]	1.06%	1.06%	1.07%	1.06%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	1.05%[3,5]	1.06%[5]	1.06%	1.06%	1.06%	1.06%
Net investment income	2.58%[3]	2.85%	3.38%	3.36%	4.75%	4.40%
Supplemental data:
Net assets, end of period (000's)	$82,827	$85,571	$56,151	$45,499	$33,293	$27,180
Portfolio turnover	48%	162%	444%	239%	178%	236%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.28	$14.54	$14.54	$13.08	$13.74	$13.25
Net investment income[1]	0.22	0.46	0.52	0.51	0.64	0.66
Net realized and unrealized gains (losses)	(0.07)	1.10	0.44	1.59	0.39	0.49
Net increase from operations	0.15	1.56	0.96	2.10	1.03	1.15
Dividends from net investment income	(0.25)	(0.55)	(0.55)	(0.62)	(0.77)	(0.66)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)	—
Total dividends and distributions	(0.58)	(0.82)	(0.96)	(0.64)	(1.69)	(0.66)
Net asset value, end of period	$14.85	$15.28	$14.54	$14.54	$13.08	$13.74
Total investment return[2]	1.01%	11.10%	6.80%	16.47%	8.68%	8.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.86%[3,4]	0.89%[4]	0.96%	0.85%	0.73%	0.78%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.82%[3,4]	0.81%[4]	0.81%	0.81%	0.73%	0.78%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.81%[3]	0.81%	0.81%	0.81%	0.72%	0.78%
Net investment income	2.82%[3]	3.09%	3.62%	3.63%	5.09%	4.71%
Supplemental data:
Net assets, end of period (000's)	$6,477	$5,907	$2,810	$3,058	$3,186	$3,045
Portfolio turnover	48%	162%	444%	239%	178%	236%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.29	$14.56	$14.56	$13.09	$13.75	$13.26
Net investment income[1]	0.16	0.35	0.42	0.40	0.54	0.54
Net realized and unrealized gains (losses)	(0.05)	1.10	0.43	1.60	0.39	0.50
Net increase from operations	0.11	1.45	0.85	2.00	0.93	1.04
Dividends from net investment income	(0.20)	(0.45)	(0.44)	(0.51)	(0.67)	(0.55)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)	—
Total dividends and distributions	(0.53)	(0.72)	(0.85)	(0.53)	(1.59)	(0.55)
Net asset value, end of period	$14.87	$15.29	$14.56	$14.56	$13.09	$13.75
Total investment return[2]	0.72%	10.25%	6.10%	15.52%	7.78%	7.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.51%[3,4]	1.52%[4]	1.53%	1.56%	1.58%	1.61%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.51%[3,4]	1.52%[4]	1.55%[5]	1.56%	1.57%	1.56%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	1.50%[3]	1.52%	1.55%[5]	1.56%	1.56%	1.56%
Net investment income	2.12%[3]	2.38%	2.88%	2.86%	4.24%	3.90%
Supplemental data:
Net assets, end of period (000's)	$23,690	$21,193	$12,856	$12,289	$8,797	$5,592
Portfolio turnover	48%	162%	444%	239%	178%	236%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.29	$14.55	$14.55	$13.08	$13.74	$13.25
Net investment income[1]	0.22	0.46	0.52	0.50	0.64	0.64
Net realized and unrealized gains (losses)	(0.07)	1.10	0.44	1.60	0.38	0.50
Net increase from operations	0.15	1.56	0.96	2.10	1.02	1.14
Dividends from net investment income	(0.25)	(0.55)	(0.55)	(0.61)	(0.76)	(0.65)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)	—
Total dividends and distributions	(0.58)	(0.82)	(0.96)	(0.63)	(1.68)	(0.65)
Net asset value, end of period	$14.86	$15.29	$14.55	$14.55	$13.08	$13.74
Total investment return[2]	1.00%	11.09%	6.88%	16.39%	8.58%	8.62%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.82%[3,4]	0.82%[4]	0.84%	0.87%	0.87%	0.89%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.82%[3,4,5]	0.81%[4]	0.81%	0.81%	0.82%	0.81%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.81%[3,5]	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.82%[3]	3.10%	3.63%	3.62%	5.00%	4.65%
Supplemental data:
Net assets, end of period (000's)	$804,073	$795,829	$746,653	$691,186	$584,235	$785,267
Portfolio turnover	48%	162%	444%	239%	178%	236%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.56	$13.00	$12.94	$12.45	$12.15	$12.22
Net investment income[1]	0.17	0.37	0.38	0.39	0.41	0.41
Net realized and unrealized gains (losses)	(0.02)	0.56	0.06	0.49	0.30	(0.07)
Net increase from operations	0.15	0.93	0.44	0.88	0.71	0.34
Dividends from net investment income	(0.17)	(0.37)	(0.38)	(0.39)	(0.41)	(0.41)
Distributions from net realized gains	(0.06)	—	—	—	—	—
Total dividends and distributions	(0.23)	(0.37)	(0.38)	(0.39)	(0.41)	(0.41)
Net asset value, end of period	$13.48	$13.56	$13.00	$12.94	$12.45	$12.15
Total investment return[2]	1.15%	7.21%	3.49%	7.18%	5.97%	2.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%[3]	0.95%	0.94%	0.95%	0.96%	1.01%
Expenses after fee waivers and/or expense reimbursements	0.92%[3]	0.93%	0.93%	0.93%	0.93%	0.93%
Net investment income	2.54%[3]	2.75%	2.96%	3.08%	3.35%	3.34%
Supplemental data:
Net assets, end of period (000's)	$69,272	$71,639	$73,528	$83,501	$88,167	$87,036
Portfolio turnover	26%	32%	34%	10%	25%	16%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.57	$13.00	$12.95	$12.45	$12.16	$12.23
Net investment income[1]	0.19	0.40	0.41	0.42	0.44	0.44
Net realized and unrealized gains (losses)	(0.02)	0.57	0.05	0.50	0.29	(0.07)
Net increase from operations	0.17	0.97	0.46	0.92	0.73	0.37
Dividends from net investment income	(0.19)	(0.40)	(0.41)	(0.42)	(0.44)	(0.44)
Distributions from net realized gains	(0.06)	—	—	—	—	—
Total dividends and distributions	(0.25)	(0.40)	(0.41)	(0.42)	(0.44)	(0.44)
Net asset value, end of period	$13.49	$13.57	$13.00	$12.95	$12.45	$12.16
Total investment return[2]	1.28%	7.56%	3.67%	7.45%	6.23%	3.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.73%[3]	0.73%	0.74%	0.74%	0.76%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.67%[3]	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	2.79%[3]	3.00%	3.21%	3.33%	3.60%	3.59%
Supplemental data:
Net assets, end of period (000's)	$116	$121	$118	$123	$145	$136
Portfolio turnover	26%	32%	34%	10%	25%	16%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.57	$13.00	$12.94	$12.45	$12.16	$12.22
Net investment income[1]	0.14	0.30	0.32	0.33	0.35	0.35
Net realized and unrealized gains (losses)	(0.03)	0.57	0.06	0.49	0.29	(0.06)
Net increase from operations	0.11	0.87	0.38	0.82	0.64	0.29
Dividends from net investment income	(0.14)	(0.30)	(0.32)	(0.33)	(0.35)	(0.35)
Distributions from net realized gains	(0.06)	—	—	—	—	—
Total dividends and distributions	(0.20)	(0.30)	(0.32)	(0.33)	(0.35)	(0.35)
Net asset value, end of period	$13.48	$13.57	$13.00	$12.94	$12.45	$12.16
Total investment return[2]	0.82%	6.76%	2.97%	6.65%	5.36%	2.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.45%[3]	1.45%	1.45%	1.46%	1.47%	1.52%
Expenses after fee waivers and/or expense reimbursements	1.42%[3]	1.43%	1.43%	1.43%	1.43%	1.43%
Net investment income	2.04%[3]	2.25%	2.46%	2.58%	2.85%	2.84%
Supplemental data:
Net assets, end of period (000's)	$13,498	$13,684	$13,943	$15,767	$15,474	$13,905
Portfolio turnover	26%	32%	34%	10%	25%	16%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.57	$13.00	$12.95	$12.45	$12.16	$12.22
Net investment income[1]	0.19	0.40	0.41	0.42	0.44	0.44
Net realized and unrealized gains (losses)	(0.03)	0.57	0.05	0.50	0.29	(0.06)
Net increase from operations	0.16	0.97	0.46	0.92	0.73	0.38
Dividends from net investment income	(0.19)	(0.40)	(0.41)	(0.42)	(0.44)	(0.44)
Distributions from net realized gains	(0.06)	—	—	—	—	—
Total dividends and distributions	(0.25)	(0.40)	(0.41)	(0.42)	(0.44)	(0.44)
Net asset value, end of period	$13.48	$13.57	$13.00	$12.95	$12.45	$12.16
Total investment return[2]	1.21%	7.56%	3.67%	7.54%	6.14%	3.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.72%[3]	0.72%	0.72%	0.74%	0.74%	0.79%
Expenses after fee waivers and/or expense reimbursements	0.67%[3]	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	2.79%[3]	3.00%	3.21%	3.33%	3.61%	3.59%
Supplemental data:
Net assets, end of period (000's)	$233,161	$231,010	$229,062	$229,028	$187,814	$242,033
Portfolio turnover	26%	32%	34%	10%	25%	16%
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$11.40	$12.52	$11.43	$11.64	$11.84	$11.38
Net investment income[2]	0.09	0.25	0.26	0.27	0.30	0.25
Net realized and unrealized gains (losses)	0.05	(0.56)	1.13	0.24	(0.06)	1.14
Net increase (decrease) from operations	0.14	(0.31)	1.39	0.51	0.24	1.39
Dividends from net investment income	(0.18)	(0.81)	(0.30)	(0.70)	(0.44)	(0.93)
Return of capital	—	—	—	(0.02)	—	—
Total dividends and return of capital	(0.18)	(0.81)	(0.30)	(0.72)	(0.44)	(0.93)
Net asset value, end of period	$11.36	$11.40	$12.52	$11.43	$11.64	$11.84
Total investment return[3]	1.19%	(2.33)%	12.36%	4.32%	2.35%	12.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.27%[4]	1.27%	1.26%	1.30%	1.32%	1.35%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.22%[4]	1.21%[5]	1.22%[5]	1.25%[5]	1.25%	1.25%
Net investment income	1.50%[4]	2.16%	2.16%	2.30%	2.83%	2.07%
Supplemental data:
Net assets, end of period (000's)	$80,454	$84,661	$98,636	$98,039	$103,708	$118,784
Portfolio turnover	45%	40%	66%	67%	37%	65%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$11.37	$12.49	$11.40	$11.63	$11.83	$11.36
Net investment income[2]	0.10	0.28	0.28	0.30	0.34	0.29
Net realized and unrealized gains (losses)	0.05	(0.57)	1.14	0.23	(0.07)	1.15
Net increase (decrease) from operations	0.15	(0.29)	1.42	0.53	0.27	1.44
Dividends from net investment income	(0.19)	(0.83)	(0.33)	(0.74)	(0.47)	(0.97)
Return of capital	—	—	—	(0.02)	—	—
Total dividends and return of capital	(0.19)	(0.83)	(0.33)	(0.76)	(0.47)	(0.97)
Net asset value, end of period	$11.33	$11.37	$12.49	$11.40	$11.63	$11.83
Total investment return[3]	1.22%	(2.04)%	12.54%	4.68%	2.71%	13.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.11%[4]	1.11%	1.11%	1.01%	0.94%	0.99%
Expenses after fee waivers and/or expense reimbursements	1.00%[4]	1.00%	1.00%	0.96%	0.89%	0.93%
Net investment income	1.72%[4]	2.37%	2.38%	2.57%	3.19%	2.40%
Supplemental data:
Net assets, end of period (000's)	$4,875	$4,720	$5,216	$5,825	$7,773	$10,253
Portfolio turnover	45%	40%	66%	67%	37%	65%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$11.41	$12.52	$11.43	$11.64	$11.85	$11.38
Net investment income[2]	0.06	0.20	0.20	0.21	0.25	0.19
Net realized and unrealized gains (losses)	0.04	(0.56)	1.14	0.24	(0.08)	1.15
Net increase (decrease) from operations	0.10	(0.36)	1.34	0.45	0.17	1.34
Dividends from net investment income	(0.15)	(0.75)	(0.25)	(0.64)	(0.38)	(0.87)
Return of capital	—	—	—	(0.02)	—	—
Total dividends and return of capital	(0.15)	(0.75)	(0.25)	(0.66)	(0.38)	(0.87)
Net asset value, end of period	$11.36	$11.41	$12.52	$11.43	$11.64	$11.85
Total investment return[3]	0.86%	(2.72)%	11.83%	3.81%	1.85%	12.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.75%[4]	1.75%	1.74%	1.77%	1.80%	1.84%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.70%[4]	1.69%	1.69%	1.72%[5]	1.75%[5]	1.75%
Net investment income	1.02%[4]	1.68%	1.69%	1.83%	2.32%	1.57%
Supplemental data:
Net assets, end of period (000's)	$6,810	$6,949	$8,034	$7,154	$7,234	$7,161
Portfolio turnover	45%	40%	66%	67%	37%	65%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$11.40	$12.52	$11.43	$11.64	$11.84	$11.38
Net investment income[2]	0.10	0.28	0.28	0.30	0.33	0.28
Net realized and unrealized gains (losses)	0.05	(0.57)	1.14	0.23	(0.07)	1.14
Net increase (decrease) from operations	0.15	(0.29)	1.42	0.53	0.26	1.42
Dividends from net investment income	(0.19)	(0.83)	(0.33)	(0.72)	(0.46)	(0.96)
Return of capital	—	—	—	(0.02)	—	—
Total dividends and return of capital	(0.19)	(0.83)	(0.33)	(0.74)	(0.46)	(0.96)
Net asset value, end of period	$11.36	$11.40	$12.52	$11.43	$11.64	$11.84
Total investment return[3]	1.30%	(2.12)%	12.60%	4.65%	2.60%	12.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.11%[4]	1.11%	1.11%	1.15%	1.17%	1.18%
Expenses after fee waivers and/or expense reimbursements	1.00%[4]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.72%[4]	2.37%	2.38%	2.56%	3.09%	2.32%
Supplemental data:
Net assets, end of period (000's)	$438,539	$430,268	$465,625	$404,680	$364,616	$534,097
Portfolio turnover	45%	40%	66%	67%	37%	65%

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.15	$10.39	$10.17	$8.94	$9.04	$9.60
Net investment income[2]	0.33	0.69	0.75	0.82	0.66	0.60
Net realized and unrealized gains (losses)	0.60	(0.12)	0.25	1.21	0.02	(0.54)
Net increase from operations	0.93	0.57	1.00	2.03	0.68	0.06
Dividends from net investment income	(0.33)	(0.70)	(0.73)	(0.74)	(0.78)	(0.59)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—	(0.01)
Return of capital	—	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.48)	(0.81)	(0.78)	(0.80)	(0.78)	(0.62)
Net asset value, end of period	$10.60	$10.15	$10.39	$10.17	$8.94	$9.04
Total investment return[3]	9.25%	5.97%	10.00%	23.35%	9.49%	0.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%[4]	1.32%	1.31%	1.35%	1.46%	1.59%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.28%[4]	1.33%[5]	1.33%[5]	1.35%[5]	1.35%	1.35%
Net investment income	6.18%[4]	7.01%	7.11%	8.36%	8.46%	6.43%
Supplemental data:
Net assets, end of period (000's)	$24,372	$22,405	$25,550	$13,158	$7,538	$2,181
Portfolio turnover	18%	20%	36%	30%	49%	25%

	Class Y
	Six months ended January 31, 2013	Years ended July 31,			Period ended July 31,
	(unaudited)	2012	2011	2010	2009[6]
Net asset value, beginning of period	$10.18	$10.42	$10.20	$8.95	$6.83
Net investment income[2]	0.34	0.72	0.74	0.85	0.42
Net realized and unrealized gains (losses)	0.60	(0.12)	0.28	1.22	2.11
Net increase from operations	0.94	0.60	1.02	2.07	2.53
Dividends from net investment income	(0.34)	(0.73)	(0.75)	(0.76)	(0.41)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	—	—	—	—	—
Total dividends, distributions and return of capital	(0.49)	(0.84)	(0.80)	(0.82)	(0.41)
Net asset value, end of period	$10.63	$10.18	$10.42	$10.20	$8.95
Total investment return[3]	9.38%	6.29%	10.24%	23.82%	38.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.01%[4]	1.03%	1.03%	1.10%	1.37%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.01%[4]	1.03%	1.05%[5]	1.10%	1.10%[4]
Net investment income	6.40%[4]	7.25%	7.86%	8.61%	9.13%[4]
Supplemental data:
Net assets, end of period (000's)	$1,096	$572	$385	$9	$7
Portfolio turnover	18%	20%	36%	30%	49%

1  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2013	Years ended July 31,			Period ended July 31,
	(unaudited)	2012	2011	2010	2009[1]
Net asset value, beginning of period	$10.14	$10.38	$10.16	$8.93	$7.49
Net investment income[2]	0.30	0.64	0.71	0.77	0.29
Net realized and unrealized gains (losses)	0.60	(0.12)	0.24	1.21	1.54
Net increase from operations	0.90	0.52	0.95	1.98	1.83
Dividends from net investment income	(0.30)	(0.65)	(0.68)	(0.69)	(0.39)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	—	—	—	—	—
Total dividends, distributions and return of capital	(0.45)	(0.76)	(0.73)	(0.75)	(0.39)
Net asset value, end of period	$10.59	$10.14	$10.38	$10.16	$8.93
Total investment return[3]	9.01%	5.51%	9.50%	22.81%	25.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.74%[4]	1.77%	1.77%	1.81%	1.92%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.74%[4]	1.77%	1.77%	1.81%[5]	1.85%[4]
Net investment income	5.73%[4]	6.49%	6.69%	7.91%	6.96%[4]
Supplemental data:
Net assets, end of period (000's)	$5,865	$5,832	$3,791	$2,834	$1,819
Portfolio turnover	18%	20%	36%	30%	49%

	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.17	$10.41	$10.18	$8.95	$9.04	$9.61
Net investment income[2]	0.34	0.72	0.77	0.85	0.69	0.63
Net realized and unrealized gains (losses)	0.60	(0.14)	0.26	1.20	0.02	(0.56)
Net increase from operations	0.94	0.58	1.03	2.05	0.71	0.07
Dividends from net investment income	(0.34)	(0.71)	(0.75)	(0.76)	(0.80)	(0.61)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—	(0.01)
Return of capital	—	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.49)	(0.82)	(0.80)	(0.82)	(0.80)	(0.64)
Net asset value, end of period	$10.62	$10.17	$10.41	$10.18	$8.95	$9.04
Total investment return[3]	9.35%	6.19%	10.30%	23.60%	9.87%	0.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%[4]	1.15%	1.15%	1.19%	1.34%	1.31%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.08%[4]	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	6.38%[4]	7.21%	7.36%	8.60%	8.80%	6.68%
Supplemental data:
Net assets, end of period (000's)	$298,563	$271,352	$248,197	$209,650	$147,029	$142,985
Portfolio turnover	18%	20%	36%	30%	49%	25%

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$17.27	$17.10	$14.76	$13.16	$16.67	$22.41
Net investment income (loss)[2]	0.12	0.24	0.16	0.12	0.19	0.25
Net realized and unrealized gains (losses)	2.32	0.15	2.31	1.62	(3.44)	(3.34)
Net increase (decrease) from operations	2.44	0.39	2.47	1.74	(3.25)	(3.09)
Dividends from net investment income	(0.24)	(0.22)	(0.13)	(0.14)	(0.26)	(0.11)
Distributions from net realized gains	—	—	—	—	—	(2.54)
Total dividends and distributions	(0.24)	(0.22)	(0.13)	(0.14)	(0.26)	(2.65)
Net asset value, end of period	$19.47	$17.27	$17.10	$14.76	$13.16	$16.67
Total investment return[4]	14.18%	2.41%	16.79%	13.20%	(19.27)%	(15.56)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.17%[5]	1.18%	1.17%	1.20%	1.24%	1.22%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.17%[5]	1.18%	1.17%	1.20%	1.24%	1.09%
Net investment income (loss)	1.25%[5]	1.43%	0.94%	0.81%	1.52%	1.26%
Supplemental data:
Net assets, end of period (000's)	$139,615	$132,417	$147,471	$143,284	$146,510	$217,986
Portfolio turnover	16%	62%	49%	61%	87%	161%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$17.32	$17.15	$14.81	$13.21	$16.75	$22.51
Net investment income[2]	0.14	0.28	0.20	0.16	0.23	0.32
Net realized and unrealized gains (losses)	2.32	0.15	2.31	1.63	(3.45)	(3.35)
Net increase (decrease) from operations	2.46	0.43	2.51	1.79	(3.22)	(3.03)
Dividends from net investment income	(0.28)	(0.26)	(0.17)	(0.19)	(0.32)	(0.19)
Distributions from net realized gains	—	—	—	—	—	(2.54)
Total dividends and distributions	(0.28)	(0.26)	(0.17)	(0.19)	(0.32)	(2.73)
Net asset value, end of period	$19.50	$17.32	$17.15	$14.81	$13.21	$16.75
Total investment return[4]	14.29%	2.68%	17.00%	13.55%	(18.93)%	(15.30)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[5]	0.94%	0.94%	0.89%	0.86%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.93%[5]	0.94%	0.94%	0.89%	0.86%	0.76%
Net investment income	1.49%[5]	1.66%	1.17%	1.11%	1.90%	1.59%
Supplemental data:
Net assets, end of period (000's)	$16,908	$15,642	$16,984	$17,345	$23,834	$33,809
Portfolio turnover	16%	62%	49%	61%	87%	161%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$17.26	$17.07	$14.73	$13.15	$16.59	$22.36
Net investment income (loss)[2]	0.04	0.10	0.02	(0.00)[3]	0.09	0.09
Net realized and unrealized gains (losses)	2.33	0.16	2.32	1.61	(3.41)	(3.32)
Net increase (decrease) from operations	2.37	0.26	2.34	1.61	(3.32)	(3.23)
Dividends from net investment income	(0.09)	(0.07)	—	(0.03)	(0.12)	—
Distributions from net realized gains	—	—	—	—	—	(2.54)
Total dividends and distributions	(0.09)	(0.07)	—	(0.03)	(0.12)	(2.54)
Net asset value, end of period	$19.54	$17.26	$17.07	$14.73	$13.15	$16.59
Total investment return[4]	13.73%	1.55%	15.81%	12.31%	(19.89)%	(16.24)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.97%[5]	1.98%	1.96%	2.02%	2.05%	2.01%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.97%[5]	1.98%	1.98%[6]	2.02%[6]	2.02%	1.88%
Net investment income (loss)	0.45%[5]	0.63%	0.13%	(0.01)%	0.74%	0.47%
Supplemental data:
Net assets, end of period (000's)	$13,247	$12,439	$14,807	$15,272	$16,560	$24,765
Portfolio turnover	16%	62%	49%	61%	87%	161%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$17.26	$17.10	$14.76	$13.16	$16.69	$22.44
Net investment income[2]	0.14	0.28	0.20	0.16	0.22	0.30
Net realized and unrealized gains (losses)	2.31	0.14	2.31	1.61	(3.44)	(3.34)
Net increase (decrease) from operations	2.45	0.42	2.51	1.77	(3.22)	(3.04)
Dividends from net investment income	(0.28)	(0.26)	(0.17)	(0.17)	(0.31)	(0.17)
Distributions from net realized gains	—	—	—	—	—	(2.54)
Total dividends and distributions	(0.28)	(0.26)	(0.17)	(0.17)	(0.31)	(2.71)
Net asset value, end of period	$19.43	$17.26	$17.10	$14.76	$13.16	$16.69
Total investment return[4]	14.29%	2.64%	17.07%	13.48%	(19.01)%	(15.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[5]	0.93%	0.93%	0.95%	0.99%	0.98%
Expenses after fee waivers and/or expense reimbursements	0.92%[5]	0.93%	0.93%	0.95%	0.99%	0.85%
Net investment income	1.49%[5]	1.66%	1.18%	1.05%	1.76%	1.51%
Supplemental data:
Net assets, end of period (000's)	$1,108,852	$991,824	$1,020,412	$899,926	$819,420	$1,159,915
Portfolio turnover	16%	62%	49%	61%	87%	161%

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012	2011[2]	2010[3]	2009	2008[4]
Net asset value, beginning of period	$19.40	$18.62	$14.95	$13.36	$16.67	$18.18
Net investment income (loss)[5]	0.04	(0.00)[6]	(0.00)[6]	(0.01)	0.03	0.00[6]
Net realized and unrealized gains (losses)	1.70	0.78	3.67	1.63	(3.27)	(1.03)
Net increase (decrease) from operations	1.74	0.78	3.67	1.62	(3.24)	(1.03)
Dividends from net investment income	(0.04)	—	—	(0.03)	—	—
Distributions from net realized gains	—	—	—	—	(0.07)	(0.48)
Total dividends and distributions	(0.04)	—	—	(0.03)	(0.07)	(0.48)
Net asset value, end of period	$21.10	$19.40	$18.62	$14.95	$13.36	$16.67
Total investment return[7]	8.95%	4.19%	24.55%	12.12%	(19.39)%	(5.94)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.22%[8]	1.23%	1.23%	1.26%	1.30%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.22%[8]	1.23%	1.22%	1.23%	1.26%	1.20%
Net investment income (loss)	0.35%[8]	(0.02)%	(0.02)%	(0.08)%	0.21%	0.00%[9]
Supplemental data:
Net assets, end of period (000's)	$61,434	$59,435	$64,315	$55,978	$56,038	$77,628
Portfolio turnover	54%	54%	84%	91%	100%	120%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012	2011[2]	2010[3]	2009	2008[4]
Net asset value, beginning of period	$19.86	$19.05	$15.29	$13.67	$17.03	$18.54
Net investment income[5]	0.06	0.04	0.04	0.04	0.08	0.07
Net realized and unrealized gains (losses)	1.74	0.81	3.75	1.67	(3.34)	(1.05)
Net increase (decrease) from operations	1.80	0.85	3.79	1.71	(3.26)	(0.98)
Dividends from net investment income	(0.11)	(0.04)	(0.03)	(0.09)	(0.03)	(0.05)
Distributions from net realized gains	—	—	—	—	(0.07)	(0.48)
Total dividends and distributions	(0.11)	(0.04)	(0.03)	(0.09)	(0.10)	(0.53)
Net asset value, end of period	$21.55	$19.86	$19.05	$15.29	$13.67	$17.03
Total investment return[7]	9.07%	4.49%	24.83%	12.49%	(19.04)%	(5.64)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.97%[8]	0.97%	0.99%	0.94%	0.88%	0.87%
Expenses after fee waivers and/or expense reimbursements	0.97%[8]	0.97%	0.98%	0.91%	0.84%	0.82%
Net investment income	0.60%[8]	0.23%	0.22%	0.25%	0.63%	0.38%
Supplemental data:
Net assets, end of period (000's)	$13,730	$13,258	$13,858	$12,619	$16,885	$23,263
Portfolio turnover	54%	54%	84%	91%	100%	120%

1  As of the close of business, October 4, 2012, Marsico Capital Management, LLC and Wellington Management Company, LLP were terminated as investment advisors to PACE Large Co Growth Equity Investments and J.P. Morgan Investment Management became an investment advisor of the Portfolio on October 5, 2012. Delaware Management Company and Roxbury Capital Management, LLC also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Management Company at the close of business on November 29, 2010.

3  A portion of the investment advisory function for this Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010.

4  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007.

5  Calculated using the average shares method.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012	2011[2]	2010[3]	2009	2008[4]
Net asset value, beginning of period	$17.67	$17.10	$13.84	$12.45	$15.66	$17.26
Net investment income (loss)[5]	(0.04)	(0.14)	(0.14)	(0.12)	(0.07)	(0.14)
Net realized and unrealized gains (losses)	1.54	0.71	3.40	1.51	(3.07)	(0.98)
Net increase (decrease) from operations	1.50	0.57	3.26	1.39	(3.14)	(1.12)
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(0.07)	(0.48)
Total dividends and distributions	—	—	—	—	(0.07)	(0.48)
Net asset value, end of period	$19.17	$17.67	$17.10	$13.84	$12.45	$15.66
Total investment return[7]	8.49%	3.33%	23.47%	11.24%	(20.00)%	(6.80)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.06%[8]	2.07%	2.07%	2.13%	2.20%	2.09%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.05%[8]	2.05%	2.05%	2.05%	2.05%	2.04%[10]
Net investment income (loss)	(0.48)%[8]	(0.84)%	(0.84)%	(0.90)%	(0.57)%	(0.84)%
Supplemental data:
Net assets, end of period (000's)	$3,656	$3,720	$4,209	$3,956	$4,170	$6,120
Portfolio turnover	54%	54%	84%	91%	100%	120%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012	2011[2]	2010[3]	2009	2008[4]
Net asset value, beginning of period	$19.77	$18.97	$15.21	$13.59	$16.94	$18.45
Net investment income[5]	0.06	0.05	0.04	0.03	0.06	0.05
Net realized and unrealized gains (losses)	1.73	0.79	3.75	1.66	(3.32)	(1.04)
Net increase (decrease) from operations	1.79	0.84	3.79	1.69	(3.26)	(0.99)
Dividends from net investment income	(0.11)	(0.04)	(0.03)	(0.07)	(0.02)	(0.04)
Distributions from net realized gains	—	—	—	—	(0.07)	(0.48)
Total dividends and distributions	(0.11)	(0.04)	(0.03)	(0.07)	(0.09)	(0.52)
Net asset value, end of period	$21.45	$19.77	$18.97	$15.21	$13.59	$16.94
Total investment return[7]	9.08%	4.48%	24.92%	12.42%	(19.19)%	(5.68)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%[8]	0.96%	0.97%	0.99%	1.01%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.95%[8]	0.96%	0.96%	0.96%	0.97%	0.91%
Net investment income	0.61%[8]	0.24%	0.24%	0.19%	0.50%	0.29%
Supplemental data:
Net assets, end of period (000's)	$1,111,426	$1,036,636	$1,068,052	$895,889	$822,192	$1,230,206
Portfolio turnover	54%	54%	84%	91%	100%	120%

6  Amount represents less than $0.005 per share.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  Amount represents less than 0.005%.

10  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012[2]	2011	2010	2009[3]	2008
Net asset value, beginning of period	$16.61	$17.05	$14.28	$11.99	$14.27	$19.29
Net investment income (loss)[4]	0.08	0.03	(0.03)	(0.01)	0.05	0.06
Net realized and unrealized gains (losses)	2.96	(0.47)	2.80	2.31	(2.25)	(3.01)
Net increase (decrease) from operations	3.04	(0.44)	2.77	2.30	(2.20)	(2.95)
Dividends from net investment income	(0.10)	—	—	(0.01)	(0.08)	(0.00)[5]
Distributions from net realized gains	—	—	—	—	(0.00)[5]	(2.07)
Total dividends and distributions	(0.10)	—	—	(0.01)	(0.08)	(2.07)
Net asset value, end of period	$19.55	$16.61	$17.05	$14.28	$11.99	$14.27
Total investment return[6]	18.31%	(2.58)%	19.40%	19.17%	(15.29)%	(16.25)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.31%[7]	1.32%	1.29%	1.35%	1.39%	1.29%
Expenses after fee waivers and/or expense reimbursements	1.31%[7]	1.32%	1.29%	1.35%	1.38%	1.29%
Net investment income (loss)	0.85%[7]	0.21%	(0.18)%	(0.05)%	0.44%	0.34%
Supplemental data:
Net assets, end of period (000's)	$30,018	$27,101	$32,166	$27,920	$24,661	$37,185
Portfolio turnover	45%	72%	70%	81%	111%	43%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012[2]	2011	2010	2009[3]	2008
Net asset value, beginning of period	$17.06	$17.51	$14.63	$12.29	$14.64	$19.73
Net investment income (loss)[4]	0.10	0.06	0.01	0.07	0.09	0.11
Net realized and unrealized gains (losses)	3.04	(0.50)	2.88	2.32	(2.31)	(3.07)
Net increase (decrease) from operations	3.14	(0.44)	2.89	2.39	(2.22)	(2.96)
Dividends from net investment income	(0.13)	(0.01)	(0.01)	(0.05)	(0.13)	(0.06)
Distributions from net realized gains	—	—	—	—	(0.00)[5]	(2.07)
Total dividends and distributions	(0.13)	(0.01)	(0.01)	(0.05)	(0.13)	(2.13)
Net asset value, end of period	$20.07	$17.06	$17.51	$14.63	$12.29	$14.64
Total investment return[6]	18.37%	(2.45)%	19.74%	19.50%	(14.92)%	(15.95)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.16%[7]	1.16%	1.08%	0.97%	0.98%	0.95%
Expenses after fee waivers and/or expense reimbursements	1.16%[7]	1.16%	1.08%	0.97%	0.97%	0.95%
Net investment income (loss)	1.04%[7]	0.36%	0.03%	0.47%	0.85%	0.68%
Supplemental data:
Net assets, end of period (000's)	$490	$443	$371	$318	$3,255	$4,443
Portfolio turnover	45%	72%	70%	81%	111%	43%
1  As of the close of business, October 2, 2012, Buckhead Capital Management, LLC was terminated as an investment advisor to PACE Small/Medium Co Value Equity Investments. Cash from the sale of securities from the portfolio previously managed by Buckhead Capital Management, LLC was transferred to Kayne Anderson Rudnick Management, LLC, Systematic Financial Management, L.P. and Metropolitan West Capital Management, LLC; which continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Kayne Anderson Rudnick Management, LLC on March 6, 2012.

3  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009.

4  Calculated using the average shares method.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012[2]	2011	2010	2009[3]	2008
Net asset value, beginning of period	$15.00	$15.53	$13.10	$11.07	$13.18	$18.12
Net investment income (loss)[4]	0.01	(0.08)	(0.14)	(0.10)	(0.03)	(0.06)
Net realized and unrealized gains (losses)	2.68	(0.45)	2.57	2.13	(2.08)	(2.81)
Net increase (decrease) from operations	2.69	(0.53)	2.43	2.03	(2.11)	(2.87)
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(0.00)[5]	(2.07)
Total dividends and distributions	—	—	—	—	(0.00)[5]	(2.07)
Net asset value, end of period	$17.69	$15.00	$15.53	$13.10	$11.07	$13.18
Total investment return[6]	17.85%	(3.35)%	18.55%	18.34%	(15.98)%	(16.93)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.06%[7]	2.07%	2.05%	2.11%	2.15%	2.06%
Expenses after fee waivers and/or expense reimbursements	2.06%[7]	2.07%	2.05%	2.11%	2.14%	2.06%
Net investment income (loss)	0.10%[7]	(0.54)%	(0.93)%	(0.80)%	(0.32)%	(0.42)%
Supplemental data:
Net assets, end of period (000's)	$4,662	$4,325	$5,109	$5,178	$5,603	$8,400
Portfolio turnover	45%	72%	70%	81%	111%	43%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012[2]	2011	2010	2009[3]	2008
Net asset value, beginning of period	$16.94	$17.38	$14.53	$12.20	$14.53	$19.60
Net investment income (loss)[4]	0.09	0.06	(0.01)	0.02	0.07	0.08
Net realized and unrealized gains (losses)	3.03	(0.50)	2.87	2.34	(2.30)	(3.05)
Net increase (decrease) from operations	3.12	(0.44)	2.86	2.36	(2.23)	(2.97)
Dividends from net investment income	(0.13)	(0.00)[5]	(0.01)	(0.03)	(0.10)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.00)[5]	(2.07)
Total dividends and distributions	(0.13)	(0.00)[5]	(0.01)	(0.03)	(0.10)	(2.10)
Net asset value, end of period	$19.93	$16.94	$17.38	$14.53	$12.20	$14.53
Total investment return[6]	18.46%	(2.51)%	19.66%	19.38%	(15.14)%	(16.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.19%[7]	1.22%	1.17%	1.25%	1.32%	1.18%
Expenses after fee waivers and/or expense reimbursements	1.16%[7]	1.16%	1.16%	1.16%	1.16%	1.16%
Net investment income (loss)	1.00%[7]	0.37%	(0.05)%	0.14%	0.66%	0.48%
Supplemental data:
Net assets, end of period (000's)	$411,437	$354,936	$387,634	$345,494	$310,059	$428,819
Portfolio turnover	45%	72%	70%	81%	111%	43%

5  Amount represents less than $0.005 per share.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009[1]	2008
Net asset value, beginning of period	$16.45	$16.66	$12.28	$10.63	$13.06	$17.30
Net investment loss[2]	(0.02)	(0.12)	(0.13)	(0.09)	(0.05)	(0.11)
Net realized and unrealized gains (losses)	2.32	(0.09)	4.51	1.74	(2.38)	(1.53)
Net increase (decrease) from operations	2.30	(0.21)	4.38	1.65	(2.43)	(1.64)
Distributions from net realized gains	(0.30)	—	—	—	—	(2.60)
Net asset value, end of period	$18.45	$16.45	$16.66	$12.28	$10.63	$13.06
Total investment return[3]	14.07%	(1.26)%	35.67%	15.52%	(18.61)%	(11.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%[4]	1.30%	1.28%	1.35%	1.40%	1.31%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.28%[4]	1.30%	1.28%	1.35%[5]	1.38%	1.31%
Net investment loss	(0.25)%[4]	(0.73)%	(0.83)%	(0.71)%	(0.56)%	(0.70)%
Supplemental data:
Net assets, end of period (000's)	$38,824	$36,620	$40,992	$32,053	$29,429	$41,494
Portfolio turnover	25%	94%	103%	133%	154%	128%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009[1]	2008
Net asset value, beginning of period	$17.13	$17.31	$12.74	$11.02	$13.47	$17.71
Net investment loss[2]	(0.01)	(0.10)	(0.10)	(0.02)	(0.01)	(0.05)
Net realized and unrealized gains (losses)	2.41	(0.08)	4.67	1.74	(2.44)	(1.59)
Net increase (decrease) from operations	2.40	(0.18)	4.57	1.72	(2.45)	(1.64)
Distributions from net realized gains	(0.30)	—	—	—	—	(2.60)
Net asset value, end of period	$19.23	$17.13	$17.31	$12.74	$11.02	$13.47
Total investment return[3]	14.10%	(1.04)%	35.87%	15.71%	(18.26)%	(11.09)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.18%[4]	1.25%	1.08%	0.94%	0.96%	0.94%
Expenses after fee waivers and/or expense reimbursements	1.13%[4]	1.13%	1.08%	0.94%	0.96%	0.94%
Net investment loss	(0.07)%[4]	(0.59)%	(0.61)%	(0.14)%	(0.15)%	(0.33)%
Supplemental data:
Net assets, end of period (000's)	$292	$224	$98	$62	$4,369	$5,671
Portfolio turnover	25%	94%	103%	133%	154%	128%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009[1]	2008
Net asset value, beginning of period	$14.75	$15.05	$11.19	$9.76	$12.07	$16.30
Net investment loss[2]	(0.08)	(0.21)	(0.23)	(0.16)	(0.11)	(0.21)
Net realized and unrealized gains (losses)	2.07	(0.09)	4.09	1.59	(2.20)	(1.42)
Net increase (decrease) from operations	1.99	(0.30)	3.86	1.43	(2.31)	(1.63)
Distributions from net realized gains	(0.30)	—	—	—	—	(2.60)
Net asset value, end of period	$16.44	$14.75	$15.05	$11.19	$9.76	$12.07
Total investment return[3]	13.59%	(1.99)%	34.50%	14.65%	(19.21)%	(12.08)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.05%[4]	2.05%	2.05%	2.13%	2.19%	2.08%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.05%[4]	2.05%	2.09%[5]	2.13%[5]	2.13%	2.08%
Net investment loss	(1.01)%[4]	(1.49)%	(1.63)%	(1.49)%	(1.30)%	(1.47)%
Supplemental data:
Net assets, end of period (000's)	$3,528	$3,529	$4,158	$3,217	$3,285	$4,991
Portfolio turnover	25%	94%	103%	133%	154%	128%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010	2009[1]	2008
Net asset value, beginning of period	$16.97	$17.14	$12.62	$10.90	$13.36	$17.61
Net investment loss[2]	(0.01)	(0.09)	(0.11)	(0.06)	(0.03)	(0.08)
Net realized and unrealized gains (losses)	2.39	(0.08)	4.63	1.78	(2.43)	(1.57)
Net increase (decrease) from operations	2.38	(0.17)	4.52	1.72	(2.46)	(1.65)
Distributions from net realized gains	(0.30)	—	—	—	—	(2.60)
Net asset value, end of period	$19.05	$16.97	$17.14	$12.62	$10.90	$13.36
Total investment return[3]	14.12%	(0.99)%	35.82%	15.78%	(18.41)%	(11.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.16%[4]	1.18%	1.16%	1.23%	1.31%	1.17%
Expenses after fee waivers and/or expense reimbursements	1.13%[4]	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment loss	(0.09)%[4]	(0.56)%	(0.67)%	(0.50)%	(0.31)%	(0.52)%
Supplemental data:
Net assets, end of period (000's)	$426,257	$383,330	$423,310	$338,951	$310,425	$456,354
Portfolio turnover	25%	94%	103%	133%	154%	128%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011[1]	2010	2009	2008
Net asset value, beginning of period	$11.63	$13.41	$11.72	$11.72	$16.17	$21.27
Net investment income[2]	0.06	0.26	0.25	0.19	0.27	0.41
Net realized and unrealized gains (losses)	1.90	(1.71)	1.66	0.06	(4.22)	(2.99)
Net increase (decrease) from operations	1.96	(1.45)	1.91	0.25	(3.95)	(2.58)
Dividends from net investment income	(0.27)	(0.33)	(0.22)	(0.25)	(0.50)	(0.28)
Distributions from net realized gains	—	—	—	—	—	(2.24)
Total dividends and distributions	(0.27)	(0.33)	(0.22)	(0.25)	(0.50)	(2.52)
Net asset value, end of period	$13.32	$11.63	$13.41	$11.72	$11.72	$16.17
Total investment return[4]	17.01%	(10.58)%	16.37%	2.05%	(24.02)%	(13.73)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%[5]	1.43%[6]	1.40%	1.43%	1.46%	1.37%
Expenses after fee waivers and/or expense reimbursements	1.42%[5]	1.43%[6]	1.40%[7]	1.43%	1.46%	1.37%
Net investment income	0.88%[5]	2.27%	1.91%	1.54%	2.47%	2.16%
Supplemental data:
Net assets, end of period (000's)	$56,214	$51,294	$66,904	$66,355	$71,466	$106,380
Portfolio turnover	19%	44%	66%	60%	60%	54%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011[1]	2010	2009	2008
Net asset value, beginning of period	$11.63	$13.41	$11.71	$11.72	$16.20	$21.30
Net investment income[2]	0.07	0.29	0.28	0.22	0.31	0.48
Net realized and unrealized gains (losses)	1.90	(1.70)	1.67	0.07	(4.23)	(2.98)
Net increase (decrease) from operations	1.97	(1.41)	1.95	0.29	(3.92)	(2.50)
Dividends from net investment income	(0.31)	(0.37)	(0.25)	(0.30)	(0.56)	(0.36)
Distributions from net realized gains	—	—	—	—	—	(2.24)
Total dividends and distributions	(0.31)	(0.37)	(0.25)	(0.30)	(0.56)	(2.60)
Net asset value, end of period	$13.29	$11.63	$13.41	$11.71	$11.72	$16.20
Total investment return[4]	17.16%	(10.37)%	16.65%	2.43%	(23.73)%	(13.38)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.16%[5]	1.18%[6]	1.16%	1.10%	1.06%	1.02%
Expenses after fee waivers and/or expense reimbursements	1.16%[5]	1.18%[6]	1.16%[7]	1.10%	1.06%	1.02%
Net investment income	1.13%[5]	2.51%	2.14%	1.77%	2.89%	2.51%
Supplemental data:
Net assets, end of period (000's)	$20,082	$18,004	$21,046	$23,368	$33,012	$50,655
Portfolio turnover	19%	44%	66%	60%	60%	54%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011[1]	2010	2009	2008
Net asset value, beginning of period	$11.41	$13.14	$11.47	$11.49	$15.79	$20.81
Net investment income[2]	0.00[3]	0.16	0.14	0.08	0.17	0.25
Net realized and unrealized gains (losses)	1.88	(1.67)	1.64	0.05	(4.11)	(2.92)
Net increase (decrease) from operations	1.88	(1.51)	1.78	0.13	(3.94)	(2.67)
Dividends from net investment income	(0.17)	(0.22)	(0.11)	(0.15)	(0.36)	(0.11)
Distributions from net realized gains	—	—	—	—	—	(2.24)
Total dividends and distributions	(0.17)	(0.22)	(0.11)	(0.15)	(0.36)	(2.35)
Net asset value, end of period	$13.12	$11.41	$13.14	$11.47	$11.49	$15.79
Total investment return[4]	16.53%	(11.35)%	15.57%	1.10%	(24.67)%	(14.42)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.26%[5]	2.27%[6]	2.23%	2.26%	2.31%	2.18%
Expenses after fee waivers and/or expense reimbursements	2.26%[5]	2.27%[6]	2.23%[7]	2.26%	2.31%	2.18%
Net investment income	0.05%[5]	1.41%	1.08%	0.69%	1.62%	1.33%
Supplemental data:
Net assets, end of period (000's)	$2,725	$2,573	$3,601	$3,769	$4,342	$6,949
Portfolio turnover	19%	44%	66%	60%	60%	54%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011[1]	2010	2009	2008
Net asset value, beginning of period	$11.60	$13.39	$11.69	$11.70	$16.16	$21.27
Net investment income[2]	0.07	0.29	0.29	0.22	0.29	0.46
Net realized and unrealized gains (losses)	1.91	(1.71)	1.66	0.05	(4.21)	(2.99)
Net increase (decrease) from operations	1.98	(1.42)	1.95	0.27	(3.92)	(2.53)
Dividends from net investment income	(0.31)	(0.37)	(0.25)	(0.28)	(0.54)	(0.34)
Distributions from net realized gains	—	—	—	—	—	(2.24)
Total dividends and distributions	(0.31)	(0.37)	(0.25)	(0.28)	(0.54)	(2.58)
Net asset value, end of period	$13.27	$11.60	$13.39	$11.69	$11.70	$16.16
Total investment return[4]	17.18%	(10.39)%	16.79%	2.21%	(23.81)%	(13.53)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.17%[5]	1.18%[6]	1.16%	1.18%	1.22%	1.12%
Expenses after fee waivers and/or expense reimbursements	1.17%[5]	1.18%[6]	1.16%[7]	1.18%	1.22%	1.12%
Net investment income	1.11%[5]	2.54%	2.20%	1.80%	2.72%	2.44%
Supplemental data:
Net assets, end of period (000's)	$812,797	$698,255	$817,011	$698,546	$684,359	$1,048,105
Portfolio turnover	19%	44%	66%	60%	60%	54%

6  Includes interest expense representing less than 0.005%.

7  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012	2011[2]	2010	2009	2008
Net asset value, beginning of period	$11.81	$13.80	$12.19	$10.58	$19.46	$23.61
Net investment income (loss)[3]	(0.01)	0.11	0.12	0.09	0.20	0.25
Net realized and unrealized gains (losses)	1.94	(1.86)	1.59	1.68	(5.71)	(0.49)
Net increase (decrease) from operations	1.93	(1.75)	1.71	1.77	(5.51)	(0.24)
Dividends from net investment income	(0.10)	(0.11)	(0.10)	(0.16)	(0.13)	(0.27)
Distributions from net realized gains	—	(0.13)	—	—	(3.24)	(3.64)
Total dividends and distributions	(0.10)	(0.24)	(0.10)	(0.16)	(3.37)	(3.91)
Net asset value, end of period	$13.64	$11.81	$13.80	$12.19	$10.58	$19.46
Total investment return[5]	16.33%	(12.52)%	14.01%	16.81%	(21.37)%	(2.61)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.85%[6]	1.90%	1.84%	1.87%	1.93%	1.86%
Expenses after fee waivers and/or expense reimbursements	1.79%[6]	1.90%	1.84%[7]	1.87%	1.93%	1.86%
Net investment income (loss)	(0.11)%[6]	0.93%	0.87%	0.75%	2.06%	1.14%
Supplemental data:
Net assets, end of period (000's)	$19,170	$17,559	$22,648	$19,111	$17,784	$29,938
Portfolio turnover	107%	30%	111%	60%	77%	53%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012	2011[2]	2010	2009	2008
Net asset value, beginning of period	$12.03	$14.06	$12.41	$10.78	$19.79	$23.95
Net investment income (loss)[3]	0.01	0.14	0.15	0.10	0.28	0.34
Net realized and unrealized gains (losses)	1.98	(1.90)	1.61	1.74	(5.83)	(0.51)
Net increase (decrease) from operations	1.99	(1.76)	1.76	1.84	(5.55)	(0.17)
Dividends from net investment income	(0.13)	(0.14)	(0.11)	(0.21)	(0.22)	(0.35)
Distributions from net realized gains	—	(0.13)	—	—	(3.24)	(3.64)
Total dividends and distributions	(0.13)	(0.27)	(0.11)	(0.21)	(3.46)	(3.99)
Net asset value, end of period	$13.89	$12.03	$14.06	$12.41	$10.78	$19.79
Total investment return[5]	16.54%	(12.35)%	14.22%	17.15%	(21.00)%	(2.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.61%[6]	1.67%	1.61%	1.62%	1.47%	1.50%
Expenses after fee waivers and/or expense reimbursements	1.55%[6]	1.67%	1.61%[7]	1.62%	1.47%	1.50%
Net investment income	0.12%[6]	1.17%	1.08%	0.88%	2.87%	1.49%
Supplemental data:
Net assets, end of period (000's)	$15,149	$13,835	$17,808	$21,524	$33,069	$31,579
Portfolio turnover	107%	30%	111%	60%	77%	53%

1  As of the close of business, October 15, 2012, Delaware Management Company and Pzena Investment Management, LLC were terminated as investment advisors to PACE International Emerging Markets Equity Investments and Lee Munder Capital Group, LLC became an investment advisor of the portfolio on October 16, 2012. Mondrian Investment Partners Limited and William Blair & Company LLC also continue to provide a portion of the investment advisory function.

2  Portions of the investment advisory function for this Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012	2011[2]	2010	2009	2008
Net asset value, beginning of period	$11.04	$12.87	$11.38	$9.90	$18.48	$22.61
Net investment income (loss)[3]	(0.05)	0.02	0.01	(0.00)[4]	0.13	0.08
Net realized and unrealized gains (losses)	1.80	(1.72)	1.48	1.58	(5.47)	(0.46)
Net increase (decrease) from operations	1.75	(1.70)	1.49	1.58	(5.34)	(0.38)
Dividends from net investment income	—	—	—	(0.10)	—	(0.11)
Distributions from net realized gains	—	(0.13)	—	—	(3.24)	(3.64)
Total dividends and distributions	—	(0.13)	—	(0.10)	(3.24)	(3.75)
Net asset value, end of period	$12.79	$11.04	$12.87	$11.38	$9.90	$18.48
Total investment return[5]	15.85%	(13.13)%	13.19%	15.96%	(21.97)%	(3.34)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.60%[6]	2.65%	2.58%	2.61%	2.67%	2.60%
Expenses after fee waivers and/or expense reimbursements	2.54%[6]	2.65%	2.58%[7]	2.61%	2.67%	2.60%
Net investment income (loss)	(0.86)%[6]	0.16%	0.11%	(0.01)%	1.35%	0.39%
Supplemental data:
Net assets, end of period (000's)	$2,557	$2,396	$3,373	$3,682	$3,525	$6,536
Portfolio turnover	107%	30%	111%	60%	77%	53%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012	2011[2]	2010	2009	2008
Net asset value, beginning of period	$11.98	$14.00	$12.36	$10.72	$19.68	$23.84
Net investment income (loss)[3]	(0.00)[4]	0.12	0.13	0.09	0.20	0.28
Net realized and unrealized gains (losses)	1.96	(1.89)	1.60	1.71	(5.77)	(0.51)
Net increase (decrease) from operations	1.96	(1.77)	1.73	1.80	(5.57)	(0.23)
Dividends from net investment income	(0.10)	(0.12)	(0.09)	(0.16)	(0.15)	(0.29)
Distributions from net realized gains	—	(0.13)	—	—	(3.24)	(3.64)
Total dividends and distributions	(0.10)	(0.25)	(0.09)	(0.16)	(3.39)	(3.93)
Net asset value, end of period	$13.84	$11.98	$14.00	$12.36	$10.72	$19.68
Total investment return[5]	16.40%	(12.49)%	14.04%	16.85%	(21.42)%	(2.52)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.81%[6]	1.88%	1.79%	1.85%	1.97%	1.78%
Expenses after fee waivers and/or expense reimbursements	1.75%[6]	1.88%	1.79%[7]	1.85%	1.97%	1.78%
Net investment income	(0.07)%[6]	0.97%	0.95%	0.78%	2.03%	1.22%
Supplemental data:
Net assets, end of period (000's)	$250,707	$218,196	$264,991	$232,908	$210,680	$337,958
Portfolio turnover	107%	30%	111%	60%	77%	53%

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010[1]	2009	2008
Net asset value, beginning of period	$6.05	$6.02	$5.31	$4.86	$7.73	$9.54
Net investment income[2]	0.04	0.09	0.09	0.11	0.16	0.19
Net realized and unrealized gains (losses)	0.71	0.08	1.01	0.83	(2.97)	(1.70)
Net increase (decrease) from operations	0.75	0.17	1.10	0.94	(2.81)	(1.51)
Dividends from net investment income	(0.26)	(0.14)	(0.39)	(0.49)	(0.06)	(0.27)
Distributions from net realized gains	—	—	—	—	—	(0.03)
Total dividends and distributions	(0.26)	(0.14)	(0.39)	(0.49)	(0.06)	(0.30)
Net asset value, end of period	$6.54	$6.05	$6.02	$5.31	$4.86	$7.73
Total investment return[3]	12.58%	3.28%	21.49%	19.70%	(36.25)%	(16.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[4]	1.69%	1.68%	1.89%	2.06%	1.74%
Expenses after fee waivers and/or expense reimbursements	1.45%[4]	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.33%[4]	1.61%	1.54%	2.13%	3.32%	2.10%
Supplemental data:
Net assets, end of period (000's)	$5,310	$4,838	$4,566	$3,975	$3,238	$6,647
Portfolio turnover	43%	66%	51%	117%	127%	68%

	Class Y
	Six months ended January 31, 2013	Years ended July 31,			Period ended July 31,
	(unaudited)	2012	2011	2010[1]	2009[5]
Net asset value, beginning of period	$6.08	$6.05	$5.33	$4.87	$4.35
Net investment income[2]	0.05	0.11	0.10	0.12	0.09
Net realized and unrealized gains (losses)	0.71	0.07	1.02	0.84	0.43
Net increase (decrease) from operations	0.76	0.18	1.12	0.96	0.52
Dividends from net investment income	(0.28)	(0.15)	(0.40)	(0.50)	—
Distributions from net realized gains	—	—	—	—	—
Total dividends and distributions	(0.28)	(0.15)	(0.40)	(0.50)	—
Net asset value, end of period	$6.56	$6.08	$6.05	$5.33	$4.87
Total investment return[3]	12.70%	3.46%	21.89%	20.15%	11.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.39%[4]	1.39%	1.34%	1.51%	1.87%[4]
Expenses after fee waivers and/or expense reimbursements	1.20%[4]	1.20%	1.20%	1.20%	1.20%[4]
Net investment income	1.53%[4]	1.90%	1.74%	2.34%	3.84%[4]
Supplemental data:
Net assets, end of period (000's)	$293	$210	$195	$111	$13
Portfolio turnover	43%	66%	51%	117%	127%

1  Investment advisory functions for this Portfolio were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and CBRE Clarion Services, LLC (formerly ING Clarion Real Estate Securities, LLC) on November 17, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010[1]	2009	2008
Net asset value, beginning of period	$6.00	$5.99	$5.29	$4.85	$7.69	$9.49
Net investment income[2]	0.02	0.05	0.05	0.07	0.12	0.12
Net realized and unrealized gains (losses)	0.70	0.07	1.00	0.82	(2.95)	(1.69)
Net increase (decrease) from operations	0.72	0.12	1.05	0.89	(2.83)	(1.57)
Dividends from net investment income	(0.20)	(0.11)	(0.35)	(0.45)	(0.01)	(0.20)
Distributions from net realized gains	—	—	—	—	—	(0.03)
Total dividends and distributions	(0.20)	(0.11)	(0.35)	(0.45)	(0.01)	(0.23)
Net asset value, end of period	$6.52	$6.00	$5.99	$5.29	$4.85	$7.69
Total investment return[3]	12.21%	2.42%	20.51%	18.74%	(36.73)%	(16.84)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.32%[4]	2.44%	2.45%	2.69%	2.96%	2.68%
Expenses after fee waivers and/or expense reimbursements	2.20%[4]	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income	0.49%[4]	0.92%	0.79%	1.37%	2.67%	1.29%
Supplemental data:
Net assets, end of period (000's)	$230	$172	$220	$171	$136	$213
Portfolio turnover	43%	66%	51%	117%	127%	68%

	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)	2012	2011	2010[1]	2009	2008
Net asset value, beginning of period	$6.06	$6.03	$5.32	$4.86	$7.75	$9.56
Net investment income[2]	0.05	0.10	0.10	0.12	0.17	0.21
Net realized and unrealized gains (losses)	0.71	0.08	1.01	0.83	(2.97)	(1.71)
Net increase (decrease) from operations	0.76	0.18	1.11	0.95	(2.80)	(1.50)
Dividends from net investment income	(0.28)	(0.15)	(0.40)	(0.49)	(0.09)	(0.28)
Distributions from net realized gains	—	—	—	—	—	(0.03)
Total dividends and distributions	(0.28)	(0.15)	(0.40)	(0.49)	(0.09)	(0.31)
Net asset value, end of period	$6.54	$6.06	$6.03	$5.32	$4.86	$7.75
Total investment return[3]	12.74%	3.47%	21.74%	20.10%	(36.09)%	(16.06)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.52%[4]	1.65%	1.65%	1.91%	2.17%	1.71%
Expenses after fee waivers and/or expense reimbursements	1.20%[4]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	1.57%[4]	1.88%	1.77%	2.36%	3.67%	2.38%
Supplemental data:
Net assets, end of period (000's)	$123,640	$108,101	$101,008	$73,866	$52,925	$70,125
Portfolio turnover	43%	66%	51%	117%	127%	68%
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012[2]	2011[3]	2010	2009[4]	2008[5]
Net asset value, beginning of period	$9.35	$9.32	$9.16	$8.79	$10.46	$11.27
Net investment income (loss)[6]	(0.02)	(0.02)	(0.00)[7]	0.00[7]	0.06	0.09
Net realized and unrealized gains (losses)	0.57	0.05	0.25	0.40	(1.63)	(0.65)
Net increase (decrease) from operations	0.55	0.03	0.25	0.40	(1.57)	(0.56)
Dividends from net investment income	(0.04)	—	(0.09)	(0.03)	(0.03)	(0.07)
Distributions from net realized gains	—	—	—	—	(0.07)	(0.18)
Total dividends and distributions	(0.04)	—	(0.09)	(0.03)	(0.10)	(0.25)
Net asset value, end of period	$9.86	$9.35	$9.32	$9.16	$8.79	$10.46
Total investment return[8]	5.79%	0.43%	2.69%	4.41%	(14.95)%	(4.94)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.02%[9]	2.12%	2.08%	2.06%	2.23%	2.42%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.98%[9]	2.10%[11]	2.05%	2.00%	2.20%	2.42%[11]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.93%[9]	1.95%[11]	1.95%	1.95%	1.95%	1.94%[11]
Net investment income (loss)	(0.44)%[9]	(0.23)%	(0.02)%	0.04%	0.69%	0.79%
Supplemental data:
Net assets, end of period (000's)	$41,585	$43,644	$63,767	$56,772	$65,429	$150,598
Portfolio turnover	62%	242%	295%	244%	423%	389%
	Class Y
	Six months ended January 31, 2013	Years ended July 31,				Period ended July 31,
	(unaudited)[1]	2012[2]	2011[3]	2010	2009[4]	2008[5,12]
Net asset value, beginning of period	$9.43	$9.38	$9.19	$8.80	$10.51	$10.52
Net investment income (loss)[6]	(0.01)	0.00[7]	0.02	0.03	0.08	(0.00)[7]
Net realized and unrealized gains (losses)	0.58	0.05	0.25	0.40	(1.66)	(0.01)
Net increase (decrease) from operations	0.57	0.05	0.27	0.43	(1.58)	(0.01)
Dividends from net investment income	(0.07)	—	(0.08)	(0.04)	(0.06)	—
Distributions from net realized gains	—	—	—	—	(0.07)	—
Total dividends and distributions	(0.07)	—	(0.08)	(0.04)	(0.13)	—
Net asset value, end of period	$9.93	$9.43	$9.38	$9.19	$8.80	$10.51
Total investment return[8]	5.94%	0.64%	2.84%	4.83%	(14.81)%	(0.10)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.76%[9]	1.91%	1.85%	1.76%	1.98%	2.69%[9]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.73%[9,11]	1.86%[11]	1.80%	1.76%[11]	1.95%	2.52%[9]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.67%[9,11]	1.70%[11]	1.70%	1.70%[11]	1.70%	1.70%[9]
Net investment income (loss)	(0.20)%[9]	0.00%[13]	0.21%	0.37%	0.95%	(1.77)%[9]
Supplemental data:
Net assets, end of period (000's)	$1,856	$1,668	$1,565	$1,977	$13,707	$57,552
Portfolio turnover	62%	242%	295%	244%	423%	389%

1  As of the close of business, November 30, 2012, Wellington Management Company, LLP ("Wellington") was terminated as an investment advisor to PACE Alternative Strategies Investments. Cash from the sale of securities from the portfolio previously managed by Wellington was transferred to First Quadrant L.P., an existing investment advisor of the Portfolio on December 3, 2012. Analytic Investors, LLC and Standard Life Investments (Corporate Funds) Limited also continue to provide a portion of the investment advisory function.

2  As of the close of business, February 10, 2012, Goldman Sachs Asset Management, L.P. ("Goldman Sachs") was terminated as a sub-advisor to PACE Alternative Strategies Investments. Cash from the sale of securities from the portfolio previously managed by Goldman Sachs was transferred to Standard Life Investments (Corporate Funds) Limited, an existing sub-advisor of the Portfolio.

3  A portion of the investment advisory function for this Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010.

4  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009.

5  A portion of the investment advisory function for this Portfolio was transferred to Goldman Sachs Asset Management, L.P. on September 10, 2007.

6  Calculated using the average shares method.

	Class C
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012[2]	2011[3]	2010	2009[4]	2008[5]
Net asset value, beginning of period	$9.09	$9.13	$8.97	$8.64	$10.34	$11.20
Net investment income (loss)[6]	(0.05)	(0.08)	(0.07)	(0.06)	(0.01)	0.01
Net realized and unrealized gains (losses)	0.55	0.04	0.25	0.39	(1.62)	(0.64)
Net increase (decrease) from operations	0.50	(0.04)	0.18	0.33	(1.63)	(0.63)
Dividends from net investment income	—	—	(0.02)	—	—	(0.05)
Distributions from net realized gains	—	—	—	—	(0.07)	(0.18)
Total dividends and distributions	—	—	(0.02)	—	(0.07)	(0.23)
Net asset value, end of period	$9.59	$9.09	$9.13	$8.97	$8.64	$10.34
Total investment return[8]	5.38%	(0.22)%	1.93%	3.70%	(15.61)%	(5.67)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.71%[9]	2.82%	2.78%[10]	2.75%	2.96%	3.16%[10]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.67%[9]	2.78%	2.78%[10,11]	2.75%	2.96%	3.16%[10,11]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.61%[9]	2.63%	2.68%[11]	2.70%	2.70%	2.67%[11]
Net investment income (loss)	(1.12)%[9]	(0.91)%	(0.77)%	(0.72)%	(0.08)%	0.08%
Supplemental data:
Net assets, end of period (000's)	$4,857	$4,989	$6,479	$6,887	$6,565	$7,921
Portfolio turnover	62%	242%	295%	244%	423%	389%
	Class P
	Six months ended January 31, 2013	Years ended July 31,
	(unaudited)[1]	2012[2]	2011[3]	2010	2009[4]	2008[5]
Net asset value, beginning of period	$9.41	$9.36	$9.19	$8.82	$10.51	$11.30
Net investment income (loss)[6]	(0.01)	0.00[7]	0.02	0.03	0.08	0.12
Net realized and unrealized gains (losses)	0.57	0.05	0.26	0.40	(1.65)	(0.65)
Net increase (decrease) from operations	0.56	0.05	0.28	0.43	(1.57)	(0.53)
Dividends from net investment income	(0.07)	—	(0.11)	(0.06)	(0.05)	(0.08)
Distributions from net realized gains	—	—	—	—	(0.07)	(0.18)
Total dividends and distributions	(0.07)	—	(0.11)	(0.06)	(0.12)	(0.26)
Net asset value, end of period	$9.90	$9.41	$9.36	$9.19	$8.82	$10.51
Total investment return[8]	5.97%	0.64%	2.94%	4.71%	(14.73)%	(4.76)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.73%[9]	1.85%	1.81%	1.79%	1.96%	2.13%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.69%[9]	1.85%[11]	1.80%	1.75%	1.95%	2.13%[11]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[9]	1.69%[11]	1.70%	1.70%	1.70%	1.68%[11]
Net investment income (loss)	(0.15)%[9]	0.02%	0.22%	0.28%	0.93%	1.10%
Supplemental data:
Net assets, end of period (000's)	$479,184	$449,925	$476,544	$399,477	$356,352	$555,361
Portfolio turnover	62%	242%	295%	244%	423%	389%

7  Amount represents less than $0.005 per share.

8  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

9  Annualized.

10  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

11  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

12  For the period July 23, 2008 (commencement of issuance) through July 31, 2008.

13  Amount represents less than 0.005%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Money Market Investments (which currently offers Class P shares only) each Portfolio currently offers Class A, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. Prior to March 1, 2012, each Portfolio except PACE Money Market Investments and PACE Global Real Estate Securities Investments offered Class B shares. Effective on March 1, 2012 all outstanding Class B shares converted to Class A shares of the same Portfolio. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had such claims or losses through January 31, 2013 pursuant to these contracts and expect the risk of loss to be remote.

PACE Money Market Investments attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market portfolio, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are

PACE Select Advisors Trust

Notes to financial statements (unaudited)

also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

Each Portfolio calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share will be calculated as of the time trading was halted.

PACE Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Each Portfolio (other than PACE Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio securities. The Portfolios normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board of trustees (the "board").

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily closing net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges are normally valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to the UBS Global Asset Management (Americas) Inc. Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Portfolios' holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions,

PACE Select Advisors Trust

Notes to financial statements (unaudited)

processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

Each Portfolio expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and other instruments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a Portfolio concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Portfolio will use fair value methods to reflect those events. This policy is intended to assure that each Portfolio's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities or instruments being transferred between Level 1 and Level 2 of the fair value hierarchy at reporting period ends. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Portfolios.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

In accordance with US GAAP, a fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments .

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the applicable Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of January 31, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of January 31, 2013, a Portfolio would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The Portfolios are not aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the six months ended January 31, 2013.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2013, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$454,886	$—	$—	$—	$454,886
Options and swaptions purchased	259,539	21,277	—	—	280,816
Forward foreign currency contracts	—	55,172	—	—	55,172
Swap agreements	713,948	—	88,253	—	802,201
Total value	$1,428,373	$76,449	$88,253	$—	$1,593,075
PACE Strategic Fixed Income Investments
Swaptions purchased	$1,557	$—	$—	$—	$1,557
Futures contracts	155,697	—	—	—	155,697
Forward foreign currency contracts	—	1,504,361	—	—	1,504,361
Swap agreements	233,897	—	1,272,171	—	1,506,068
Total value	$391,151	$1,504,361	$1,272,171	$—	$3,167,683
PACE International Fixed Income Investments
Futures contracts	$2,265,059	$—	$—	$—	$2,265,059
Forward foreign currency contracts	—	5,359,990	—	—	5,359,990
Total value	$2,265,059	$5,359,990	$—	$—	$7,625,049
PACE High Yield Investments
Futures contracts	$194,351	$—	$—	$—	$194,351
Forward foreign currency contracts	—	508,934	—	—	508,934
Total value	$194,351	$508,934	$—	$—	$703,285
PACE International Equity Investments
Futures contracts	$—	$—	$—	$92,072	$92,072
Forward foreign currency contracts	—	1,225,787	—	—	1,225,787
Total value	$—	$1,225,787	$—	$92,072	$1,317,859
PACE Alternative Strategies Investments
Futures contracts	$1,673,849	$—	$—	$7,121,667	$8,795,516
Options & swaptions purchased	1,413,205	1,895,812	—	3,149,124	6,458,141
Forward foreign currency contracts	—	9,731,294	—	—	9,731,294
Swap agreements	2,217	—	596,355	4,413,977	5,012,549
Total value	$3,089,271	$11,627,106	$596,355	$14,684,768	$29,997,500

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$(36,040)	$—	$—	$—	$(36,040)
Forward foreign currency contracts	—	(62,749)	—	—	(62,749)
Swap agreements	(55,135)	—	—	—	(55,135)
Options and swaptions written	(213,329)	—	—	—	(213,329)
Total value	$(304,504)	$(62,749)	$—	$—	$(367,253)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Written swaptions	$(2,830)	$—	$—	$—	$(2,830)
Forward foreign currency contracts	—	(3,931,663)	—	—	(3,931,663)
Swap agreements	(1,158,299)	—	(1,042,701)	—	(2,201,000)
Total value	$(1,161,129)	$(3,931,663)	$(1,042,701)	$—	$(6,135,493)
PACE International Fixed Income Investments
Futures contracts	$(1,370,274)	$—	$—	$—	$(1,370,274)
Forward foreign currency contracts	—	(10,586,772)	—	—	(10,586,772)
Total value	$(1,370,274)	$(10,586,772)	$—	$—	$(11,957,046)
PACE High Yield Investments
Futures contracts	$(673)	$—	$—	$—	$(673)
Forward foreign currency contracts	—	(1,385,806)	—	—	(1,385,806)
Total value	$(673)	$(1,385,806)	$—	$—	$(1,386,479)
PACE International Equity Investments
Forward foreign currency contracts	$—	$(542,223)	$—	$—	$(542,223)
Total value	$—	$(542,223)	$—	$—	$(542,223)
PACE Alternative Strategies Investments
Futures contracts	$(2,741,028)	$—	$—	$(6,138,318)	$(8,879,346)
Written options, swaptions and foreign exchange options	(1,093,719)	(2,193,076)	—	(2,320,368)	(5,607,163)
Forward foreign currency contracts	—	(8,376,380)	—	—	(8,376,380)
Swap agreements	(46,621)	—	—	(3,650,513)	(3,697,134)
Total value	$(3,881,368)	$(10,569,456)	$—	$(12,109,199)	$(26,560,023)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within Investments in securities of unaffiliated issuers, at value, swap agreements (other than centrally cleared swaps) are shown at value while forward foreign currency contracts are shown using unrealized appreciation. Futures contracts and centrally cleared swaps are reported in the table above using the cumulative appreciation as detailed in the futures contract and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, swap agreements and written options and swaptions are shown at value while forward foreign currency contracts are shown using unrealized depreciation. Futures contracts are reported in the table above using the cumulative depreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Net realized and unrealized gains (losses) from derivative instruments during the six months ended January 31, 2013, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$417,574	$—	$—	$—	$417,574
Options and swaptions purchased[4]	(277,333)	(14,959)	—	49,145	(243,147)
Forward foreign currency contracts	—	(186,173)	—	—	(186,173)
Swap agreements	(113,469)	—	152,580	—	39,111
Options and swaptions written	466,723	—	—	—	466,723
Total net realized gain (loss)	$493,495	$(201,132)	$152,580	$49,145	$494,088
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$652,402	$—	$—	$—	$652,402
Options purchased[4]	(69,224)	(61,271)	—	—	(130,495)
Forward foreign currency contracts	—	40,592	—	—	40,592
Swap agreements	734,176	—	(82,317)	—	651,859
Options and swaptions written	72,917	—	—	—	72,917
Total net change in unrealized appreciation/depreciation	$1,390,271	$(20,679)	$(82,317)	$—	$1,287,275
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased[4]	$(1,600,709)	$—	$—	$—	$(1,600,709)
Forward foreign currency contracts	—	(2,253,425)	—	—	(2,253,425)
Swap agreements	7,309,885	—	331,822	—	7,641,707
Options and swaptions written	1,857,175	—	—	—	1,857,175
Total net realized gain (loss)	$7,566,351	$(2,253,425)	$331,822	$—	$5,644,748
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$155,697	$—	$—	$—	$155,697
Options and swaptions written	(1,583,565)	—	—	—	(1,583,565)
Options and swaptions purchased[4]	1,430,176	—	—	—	1,430,176
Forward foreign currency contracts	—	(1,116,525)	—	—	(1,116,525)
Swap agreements	(8,526,109)	—	185,357	—	(8,340,752)
Total net change in unrealized appreciation/depreciation	$(8,523,801)	$(1,116,525)	$185,357	$—	$(9,454,969)
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(1,124,034)	$—	$—	$—	$(1,124,034)
Forward foreign currency contracts	—	108,378	—	—	108,378
Total net realized gain (loss)	$(1,124,034)	$108,378	$—	$—	$(1,015,656)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$1,684,779	$—	$—	$—	$1,684,779
Forward foreign currency contracts	—	(6,058,751)	—	—	(6,058,751)
Total net change in unrealized appreciation/depreciation	$1,684,779	$(6,058,751)	$—	$—	$(4,373,972)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized loss[3]
Futures contracts	$(213,324)	$—	$—	$—	$(213,324)
Forward foreign currency contracts	—	(2,531,200)	—	—	(2,531,200)
Total net realized loss	$(213,324)	$(2,531,200)	$—	$—	$(2,744,524)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$355,909	$—	$—	$—	$355,909
Forward foreign currency contracts	—	(637,544)	—	—	(637,544)
Total net change in unrealized appreciation/depreciation	$355,909	$(637,544)	$—	$—	$(281,635)
PACE International Equity Investments
Net realized gain[3]
Futures contracts	$—	$—	$—	$836,975	$836,975
Forward foreign currency contracts	—	1,078,513	—	—	1,078,513
Total net realized gain	$—	$1,078,513	$—	$836,975	$1,915,488
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$—	$—	$—	$(221,617)	$(221,617)
Forward foreign currency contracts	—	(75,398)	—	—	(75,398)
Total net change in unrealized appreciation/depreciation	$—	$(75,398)	$—	$(221,617)	$(297,015)
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$1,401,609	$28,422	$—	$(3,134,490)	$(1,704,459)
Options and swaptions purchased[4]	—	—	—	(6,752,787)	(6,752,787)
Options and swaptions written	(564,331)	—	—	4,224,081	3,659,750
Forward foreign currency contracts	—	(6,467,656)	—	—	(6,467,656)
Swap agreements	(279,100)	—	201,776	310,811	233,487
Total net realized gain (loss)	$558,178	$(6,439,234)	$201,776	$(5,352,385)	$(11,031,665)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(3,482,184)	$—	$—	$1,325,684	$(2,156,500)
Options and swaptions purchased[4]	(117,750)	858,514	—	1,601,918	2,342,682
Options, swaptions and foreign exchange options written	4,606,973	(250,892)	—	542,650	4,898,731
Forward foreign currency contracts	—	5,637,326	—	—	5,637,326
Swap agreements	1,296,604	—	3,139,801	1,557,703	5,994,108
Total net change in unrealized appreciation/depreciation	$2,303,643	$6,244,948	$3,139,801	$5,027,955	$16,716,347

3  The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swaps and forward foreign currency contracts.

4  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

5  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation on futures, options and swaptions written, swaps and forward foreign currency contracts.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the Act and Rule 17d-1 thereunder.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations in net realized gains (losses) from foreign currency transactions.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio

PACE Select Advisors Trust

Notes to financial statements (unaudited)

recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may

PACE Select Advisors Trust

Notes to financial statements (unaudited)

not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its sub-advisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Uncovered short sales—PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales. Because PACE Alternative Strategies Investments is multi-managed and has the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio on an accrual basis. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's investments held long could decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. PACE Global Real

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Estate Securities Investments did not engage in uncovered short sales during the six months ended January 31, 2013.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the six months ended January 31, 2013, the only Portfolios that utilized treasury roll transactions were PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the six months ended January 31, 2013.

Swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of January 31, 2013 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy

PACE Select Advisors Trust

Notes to financial statements (unaudited)

protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the

PACE Select Advisors Trust

Notes to financial statements (unaudited)

securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2013:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Money Market Investments	0.350%
PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Strategic Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, UBS Global AM (not the Portfolios) pays the following investment sub-advisors a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly:

Portfolio	Investment sub-advisor
PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE International Fixed Income Investments	Rogge Global Partners plc
PACE High Yield Investments	MacKay Shields LLC
PACE Large Co Value Equity Investments	Institutional Capital LLC Pzena Investment Management, LLC Westwood Management Corp.
PACE Large Co Growth Equity Investments	Delaware Management Company J.P. Morgan Investment Management[1] Roxbury Capital Management, LLC
PACE Small/Medium Co Value Equity Investments[2]	Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.
PACE Small/Medium Co Growth Equity Investments	Copper Rock Capital Partners, LLC Palisade Capital Management, LLC Riverbridge Partners, LLC
PACE International Equity Investments	J.P. Morgan Investment Management Inc.—International REI segment J.P. Morgan Investment Management Inc.— EAFE Opportunities segment Martin Currie Inc. Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	Lee Munder Capital Group, LLC[3] Mondrian Investment Partners Ltd. William Blair & Company L.L.C.
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc. CBRE Clarion Securities, LLC
PACE Alternative Strategies Investments	Analytic Investors, LLC First Quadrant L.P.[4] Standard Life Investments (Corporate Funds) Limited

1  As of the close of business, October 4, 2012, Marsico Capital Management, LLC and Wellington Management Company, LLP were terminated as investment advisors and J.P. Morgan Investment Management became an investment advisor of the Portfolio on October 5, 2012.

2  As of the close of business, October 2, 2012, Buckhead Capital Management, LLC was terminated as an investment advisor.

3  As of the close of business, October 15, 2012, Delaware Management Company and Pzena Investment Management, LLC were terminated as investment advisors to PACE International Emerging Markets Equity Investments and Lee Munder Capital Group, LLC became an investment advisor of the portfolio on October 16, 2012.

4  As of the close of business, November 30, 2012, Wellington Management Company, LLP ("Wellington") was terminated as an investment advisor to PACE Alternative Strategies Investments. Cash from the sale of securities from the portfolio previously managed by Wellington was transferred to First Quadrant L.P., an existing investment advisor of the Portfolio on December 3, 2012.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2013, certain Portfolios owe or are (owed by) UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
PACE Money Market Investments	$(97,775)
PACE Government Securities Fixed Income Investments	252,662
PACE Intermediate Fixed Income Investments	187,567
PACE Strategic Fixed Income Investments	471,242
PACE Municipal Fixed Income Investments	127,327
PACE International Fixed Income Investments	293,199
PACE High Yield Investments	206,135
PACE Large Co Value Equity Investments	794,739
PACE Large Co Growth Equity Investments	776,402
PACE Small/Medium Co Value Equity Investments	293,240
PACE Small/Medium Co Growth Equity Investments	306,924
PACE International Equity Investments	657,206
PACE International Emerging Markets Equity Investments	242,637
PACE Global Real Estate Securities Investments	56,969
PACE Alternative Strategies Investments	600,063

UBS Global AM has entered into a written fee waiver agreement with each of PACE Government Securities Fixed Income Investments and PACE International Fixed Income Investments, under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC and Rogge Global Partners plc. Additionally, effective October 1, 2011 through expiration on November 30, 2012, UBS Global AM had entered into a written fee waiver agreement with PACE Alternative Strategies Investments under which UBS Global AM was contractually obligated to waive its management fees equal to an annual rate of 0.05% of the Portfolio's average daily net assets. For the six months ended January 31, 2013, UBS Global AM was contractually obligated to waive $76,929, $140,924 and $84,930 in investment management and administration fees for PACE Government Securities Fixed Income Investments, PACE International Fixed Income Investments and PACE Alternative Strategies Investments, respectively. These management fee waivers will not be subject to future recoupment.

With respect to PACE International Emerging Markets Equity Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses to reflect the lower sub-advisory fee paid to Lee Munder Capital Group, LLC. This management fee waiver will not be subject to future recoupment. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the six months ended January 31, 2013, UBS Global AM voluntarily waived and/or reimbursed expenses of $76,404 for PACE International Emerging Markets Equity Investments for that purpose.

Additionally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the six months ended January 31, 2013, UBS Global AM voluntarily waived and/or reimbursed expenses of $667,494 for PACE Money Market Investments for that purpose.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) through November 30, 2013 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2012, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the six months ended January 31, 2013, UBS Global AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2016, and recoupments for the six months ended January 31, 2013, were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Money Market Investments	N/A	N/A	N/A	0.60%	$507,126	$—
PACE Government Securities Fixed Income Investments[1]	0.97%	1.47%	0.72%	0.72	208,481	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	115,841	—
PACE Strategic Fixed Income Investments	1.06	1.56	0.81	0.81	1,168	12,754
PACE Municipal Fixed Income Investments[1]	0.90	1.40	0.65	0.65	73,028	—
PACE International Fixed Income Investments	1.25	1.75	1.00	1.00	128,805	—
PACE High Yield Investments[1]	1.28	1.78	1.03	1.03	52,804	—
PACE Large Co Value Equity Investments	1.27	2.02	1.02	1.02	—	—
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05	155	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16	51,616	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13	62,769	—
PACE International Equity Investments	1.55	2.30	1.30	1.30	—	—
PACE International Emerging Markets Equity Investments	2.15	2.90	1.90	1.90	—	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20	1.20	189,904	—
PACE Alternative Strategies Investments[1]	1.88	2.63	1.63	1.63	39,807	5,526

1  At a meeting held on September 27, 2012, the Board of Trustees approved new written fee waiver/expense reimbursement agreements on behalf of PACE Government Securities Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE High Yield Investments and PACE Alternative Strategies Investments, which lowered the amounts of the expense caps to those shown in the table above. Previously, the funds' expense caps by share class were as follows:

	Class A	Class C	Class Y	Class P
PACE Government Securities Fixed Income Investments	1.02%	1.52%	0.77%	0.77%
PACE Municipal Fixed Income Investments	0.93	1.43	0.68	0.68
PACE High Yield Investments	1.35	1.85	1.10	1.10
PACE Alternative Strategies Investments	1.95	2.70	1.70	1.70

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2013, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2013	Expires July 31, 2014	Expires July 31, 2015	Expires July 31, 2016
PACE Money Market Investments	$3,941,651	$1,262,723	$996,232	$1,175,570	$507,126
PACE Government Securities Fixed Income Investments—Class A	59,181	31,628	12,256	5,842	9,455
PACE Government Securities Fixed Income Investments—Class C	30,381	16,083	7,022	3,791	3,485
PACE Government Securities Fixed Income Investments—Class Y	147,900	40,800	44,298	38,637	24,165
PACE Government Securities Fixed Income Investments—Class P	1,110,929	379,847	299,909	259,797	171,376
PACE Intermediate Fixed Income Investments—Class A	96,266	32,279	24,476	27,123	12,388
PACE Intermediate Fixed Income Investments—Class C	9,686	3,445	2,496	2,597	1,148
PACE Intermediate Fixed Income Investments—Class Y	6,974	1,293	2,519	2,171	991
PACE Intermediate Fixed Income Investments—Class P	699,818	197,675	177,770	223,059	101,314
PACE Strategic Fixed Income Investments—Class A	7,411	—	7,411	—	—
PACE Strategic Fixed Income Investments—Class Y	10,024	1,522	4,342	2,992	1,168
PACE Strategic Fixed Income Investments—Class P	733,281	417,888	220,315	95,078	—
PACE Municipal Fixed Income Investments—Class A	48,542	17,116	10,357	11,866	9,203
PACE Municipal Fixed Income Investments—Class C	11,742	4,247	2,530	2,848	2,117
PACE Municipal Fixed Income Investments—Class Y	236	72	69	58	37
PACE Municipal Fixed Income Investments—Class P	381,695	116,086	100,938	103,000	61,671
PACE International Fixed Income Investments—Class Y	7,457	—	3,207	2,912	1,338
PACE International Fixed Income Investments—Class P	1,027,914	388,975	248,516	262,956	127,467
PACE High Yield Investments—Class P	473,562	174,480	118,506	127,772	52,804
PACE Large Co Growth Equity Investments—Class C	3,520	2,137	538	690	155
PACE Small/Medium Co Value Equity Investments—Class Y	17	—	—	17	—
PACE Small/Medium Co Value Equity Investments—Class P	607,778	300,123	56,586	199,453	51,616
PACE Small/Medium Co Growth Equity Investments—Class Y	224	—	—	154	70
PACE Small/Medium Co Growth Equity Investments—Class P	705,581	338,313	116,115	188,454	62,699
PACE Global Real Estate Securities Investments—Class A	39,511	15,857	10,103	9,971	3,580
PACE Global Real Estate Securities Investments—Class C	1,797	768	492	416	121
PACE Global Real Estate Securities Investments—Class Y	1,001	150	234	385	232
PACE Global Real Estate Securities Investments—Class P	1,488,296	473,034	400,486	428,805	185,971
PACE Alternative Strategies Investments—Class A	52,603	31,094	15,999	—	5,510
PACE Alternative Strategies Investments—Class C	189	—	—	—	189
PACE Alternative Strategies Investments—Class Y	965	—	702	98	165
PACE Alternative Strategies Investments—Class P	33,943	—	—	—	33,943

Under normal conditions, the Portfolios invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolios' Investment Manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary

PACE Select Advisors Trust

Notes to financial statements (unaudited)

expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

During the six months ended January 31, 2013, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$643	$346	$3,712
UBS Securities Asia Ltd.	—	—	—	1,979	188
UBS Securities Australia Ltd.	—	—	—	—	—
UBS Securities Canada Inc.	—	—	—	—	407
UBS Securities LLC	1,319	928	—	3,360	—
UBS Securities Pte Ltd.	—	—	—	234	—
UBS Warburg LLC	—	—	—	298	—

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios' have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the six months ended January 31, 2013, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Strategic Fixed Income Investments	$60
PACE Large Co Value Equity Investments	16,207
PACE Large Co Growth Equity Investments	18,113
PACE Small/Medium Co Value Equity Investments	113
PACE Small/Medium Co Growth Equity Investments	7,409
PACE International Equity Investments	25,608
PACE International Emerging Markets Equity Investments	10,297
PACE Global Real Estate Securities Investments	1,250
PACE Alternative Strategies Investments	185,151

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the six months ended January 31, 2013, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Money Market Investments	$46,811,665
PACE Government Securities Fixed Income Investments	2,507,421,215
PACE Intermediate Fixed Income Investments	124,671,888
PACE Strategic Fixed Income Investments	1,568,825,726
PACE Municipal Fixed Income Investments	6,714,620
PACE International Fixed Income Investments	42,073,427
PACE High Yield Investments	3,412,956
PACE Global Real Estate Securities Investments	1,134,975
PACE Alternative Strategies Investments	3,183,070

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Portfolios (with the exception of PACE Money Market Investments, which only offers Class P shares), pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments and (2) at the annual rate of 0.50% of the average daily net assets of Class C shares for PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

At January 31, 2013, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the six months ended January 31, 2013, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Government Securities Fixed Income Investments—Class A	$15,825	$3,757
PACE Government Securities Fixed Income Investments—Class C	12,303	450
PACE Intermediate Fixed Income Investments—Class A	7,280	4,687
PACE Intermediate Fixed Income Investments—Class C	1,875	—
PACE Strategic Fixed Income Investments—Class A	17,808	20,956
PACE Strategic Fixed Income Investments—Class C	15,107	1,287
PACE Municipal Fixed Income Investments—Class A	14,794	4,248

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Municipal Fixed Income Investments—Class C	$8,628	$300
PACE International Fixed Income Investments—Class A	17,212	3,102
PACE International Fixed Income Investments—Class C	4,370	—
PACE High Yield Investments—Class A	5,208	22,916
PACE High Yield Investments—Class C	3,762	—
PACE Large Co Value Equity Investments—Class A	29,364	6,809
PACE Large Co Value Equity Investments—Class C	11,056	—
PACE Large Co Growth Equity Investments—Class A	12,919	3,147
PACE Large Co Growth Equity Investments—Class C	3,102	—
PACE Small/Medium Co Value Equity Investments—Class A	6,256	711
PACE Small/Medium Co Value Equity Investments—Class C	3,883	12
PACE Small/Medium Co Growth Equity Investments—Class A	8,128	1,959
PACE Small/Medium Co Growth Equity Investments—Class C	2,908	5
PACE International Equity Investments—Class A	11,737	4
PACE International Equity Investments—Class C	2,283	60
PACE International Emerging Markets Equity Investments—Class A	4,070	571
PACE International Emerging Markets Equity Investments—Class C	2,184	—
PACE Global Real Estate Securities Investments—Class A	1,123	948
PACE Global Real Estate Securities Investments—Class C	194	—
PACE Alternative Strategies Investments—Class A	8,770	194
PACE Alternative Strategies Investments—Class C	4,110	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

For the six months ended January 31, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Money Market Investments	$356,889
PACE Government Securities Fixed Income Investments	197,842
PACE Intermediate Fixed Income Investments	108,037
PACE Strategic Fixed Income Investments	272,508
PACE Municipal Fixed Income Investments	44,508
PACE International Fixed Income Investments	265,211
PACE High Yield Investments	150,112
PACE Large Co Value Equity Investments	322,705
PACE Large Co Growth Equity Investments	306,502
PACE Small/Medium Co Value Equity Investments	287,568
PACE Small/Medium Co Growth Equity Investments	288,344
PACE International Equity Investments	287,900
PACE International Emerging Markets Equity Investments	250,848
PACE Global Real Estate Securities Investments	136,861
PACE Alternative Strategies Investments	135,591

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the six months ended January 31, 2013, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Portfolio	Class A	Class C	Class Y	Class P
PACE Money Market Investments	$—	$—	$—	$718,190
PACE Government Securities Fixed Income Investments	34,454	9,979	44,040	317,944
PACE Intermediate Fixed Income Investments	18,588	1,700	1,153	175,375
PACE Strategic Fixed Income Investments	33,630	6,737	4,891	459,690
PACE Municipal Fixed Income Investments	12,031	2,657	41	70,846
PACE International Fixed Income Investments	44,850	2,975	4,743	433,403
PACE High Yield Investments	11,220	1,563	279	248,790
PACE Large Co Value Equity Investments	62,767	9,139	8,523	509,848
PACE Large Co Growth Equity Investments	32,245	3,691	7,196	510,045
PACE Small/Medium Co Value Equity Investments	18,228	2,840	526	487,860
PACE Small/Medium Co Growth Equity Investments	21,655	2,223	339	487,224
PACE International Equity Investments	35,628	2,943	11,607	476,638
PACE International Emerging Markets Equity Investments	14,564	1,954	12,514	427,915
PACE Global Real Estate Securities Investments	5,473	198	325	228,635
PACE Alternative Strategies Investments	27,019	1,722	1,049	209,799

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

Bank line of credit

Each Portfolio, other than PACE Money Market Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the six months ended January 31, 2013, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowings outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Strategic Fixed Income Investments	$706,111	7	$161	1.176%
PACE Small/Medium Co Value Equity Investments	810,834	5	130	1.156

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Purchases and sales of securities

For the six months ended January 31, 2013, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$10,942,230	$20,132,577
PACE Intermediate Fixed Income Investments	70,831,375	74,960,876
PACE Strategic Fixed Income Investments	119,139,638	48,066,327
PACE Municipal Fixed Income Investments	81,362,395	82,695,548
PACE International Fixed Income Investments	226,533,066	225,768,222
PACE High Yield Investments	57,062,821	57,919,722
PACE Large Co Value Equity Investments	187,305,475	226,121,629
PACE Large Co Growth Equity Investments	598,427,890	593,919,355
PACE Small/Medium Co Value Equity Investments	179,121,782	194,341,598
PACE Small/Medium Co Growth Equity Investments	106,280,602	122,555,465
PACE International Equity Investments	154,686,864	155,161,763
PACE International Emerging Markets Equity Investments	280,974,992	290,890,936
PACE Global Real Estate Securities Investments	52,136,760	50,262,071
PACE Alternative Strategies Investments	186,249,017	235,518,582

For the six months ended January 31, 2013, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$4,845,568,079	$4,841,255,726
PACE Intermediate Fixed Income Investments	1,305,504,595	1,324,293,663
PACE Strategic Fixed Income Investments	450,886,967	401,512,476
PACE International Fixed Income Investments	6,211,095	6,082,299
PACE Alternative Strategies Investments	7,010,565	6,283,075

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the six months ended January 31, 2013, the following Portfolios recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
PACE Large Co Value Equity Investments	$45,862
PACE Large Co Growth Equity Investments	25,938
PACE Small/Medium Co Value Equity Investments	31,002
PACE Small/Medium Co Growth Equity Investments	38,104
PACE International Equity Investments	1,171

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Amount
PACE International Emerging Markets Equity Investments	$1,714
PACE Global Real Estate Securities Investments	18,474
PACE Alternative Strategies Investments	169

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

PACE Government Securities Fixed Income Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	139,384	$1,862,751	13,417	$180,470
Shares repurchased	(450,257)	(6,019,804)	(118,138)	(1,581,739)
Dividends reinvested	137,785	1,814,902	35,260	464,827
Net decrease	(173,088)	$(2,342,151)	(69,461)	$(936,442)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	950,638	$12,706,858	3,351,896	$44,748,444
Shares repurchased	(923,320)	(12,327,262)	(3,928,753)	(52,401,597)
Dividends reinvested	153,368	2,021,327	1,056,034	13,927,390
Net increase	180,686	$2,400,923	479,177	$6,274,237

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	541,852	$7,250,046	—	$—	36,589	$490,029
Shares repurchased	(899,944)	(12,042,640)	(537)	(7,158)	(189,458)	(2,536,223)
Shares converted from Class B to Class A	6,909	92,413	(6,905)	(92,413)	—	—
Dividends reinvested	135,054	1,802,479	83	1,104	33,163	442,979
Net decrease	(216,129)	$(2,897,702)	(7,359)	$(98,467)	(119,706)	$(1,603,215)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,052,243	$27,465,488	6,501,814	$87,078,881
Shares repurchased	(1,450,709)	(19,423,689)	(7,982,134)	(106,852,032)
Dividends reinvested	140,972	1,882,183	1,077,442	14,386,370
Net increase (decrease)	742,506	$9,923,982	(402,878)	$(5,386,781)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	42,474	$527,714	9,252	$115,012
Shares repurchased	(252,752)	(3,143,895)	(36,994)	(460,971)
Dividends reinvested	11,603	144,117	587	7,294
Net decrease	(198,675)	$(2,472,064)	(27,155)	$(338,665)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	137	$1,706	3,442,991	$42,825,286
Shares repurchased	(14,341)	(178,087)	(3,792,883)	(47,168,919)
Dividends reinvested	518	6,439	215,828	2,680,753
Net decrease	(13,686)	$(169,942)	(134,064)	$(1,662,880)

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	237,964	$2,913,176	—	$—	11,501	$139,336
Shares repurchased	(545,140)	(6,667,464)	—	(1)	(36,909)	(450,325)
Shares converted from Class B to Class A	5,969	72,876	(5,959)	(72,876)	—	—
Dividends reinvested	41,090	500,418	27	335	2,747	33,474
Net decrease	(260,117)	$(3,180,994)	(5,932)	$(72,542)	(22,661)	$(277,515)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,345	$40,662	7,486,849	$91,389,020
Shares repurchased	(30,530)	(373,003)	(8,075,913)	(98,640,926)
Dividends reinvested	1,813	22,078	658,312	8,022,093
Net increase (decrease)	(25,372)	$(310,263)	69,248	$770,187

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	808,655	$12,336,755	276,484	$4,218,270
Shares repurchased	(1,003,854)	(15,279,379)	(106,160)	(1,613,386)
Dividends reinvested	171,349	2,573,768	37,274	559,848
Net increase (decrease)	(23,850)	$(368,856)	207,598	$3,164,732

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	93,221	$1,421,128	4,728,559	$71,935,695
Shares repurchased	(55,185)	(833,549)	(4,622,358)	(70,448,815)
Dividends reinvested	11,415	171,475	1,937,931	29,118,872
Net increase	49,451	$759,054	2,044,132	$30,605,752

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,977,049	$44,132,968	2,080	$30,850	607,119	$9,018,069
Shares repurchased	(1,472,506)	(21,949,346)	(1,091)	(16,087)	(145,036)	(2,159,907)
Shares converted from Class B to Class A	17,129	251,984	(17,137)	(251,984)	—	—
Dividends reinvested	218,377	3,201,343	365	5,325	40,704	596,450
Net increase (decrease)	1,740,049	$25,636,949	(15,783)	$(231,896)	502,787	$7,454,612

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	252,622	$3,768,183	8,248,107	$122,125,445
Shares repurchased	(70,778)	(1,043,728)	(10,258,773)	(151,893,792)
Dividends reinvested	11,568	169,610	2,753,875	40,368,164
Net increase	193,412	$2,894,065	743,209	$10,599,817

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	66,516	$899,756	27,014	$368,506
Shares repurchased	(275,323)	(3,735,186)	(43,805)	(596,407)
Dividends reinvested	65,949	891,180	9,255	125,012
Net decrease	(142,858)	$(1,944,250)	(7,536)	$(102,889)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	27	$356	1,863,168	$25,251,621
Shares repurchased	(352)	(4,763)	(1,878,365)	(25,482,125)
Dividends reinvested	47	637	280,466	3,791,225
Net increase (decrease)	(278)	$(3,770)	265,269	$3,560,721

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	113,163	$1,504,231	—	$—	55,762	$736,280
Shares repurchased	(603,268)	(8,034,536)	—	—	(134,223)	(1,794,786)
Shares converted from Class B to Class A	3,619	48,732	(3,617)	(48,732)	—	—
Dividends reinvested	109,800	1,463,135	41	542	14,378	191,574
Net decrease	(376,686)	$(5,018,438)	(3,576)	$(48,190)	(64,083)	$(866,932)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,097,227	$41,343,377
Shares repurchased	(236)	(3,099)	(4,152,178)	(55,436,376)
Dividends reinvested	77	1,026	459,174	6,120,548
Net decrease	(159)	$(2,073)	(595,777)	$(7,972,451)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Fixed Income Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	62,571	$720,527	8,490	$98,237
Shares repurchased	(490,236)	(5,665,566)	(23,536)	(272,278)
Dividends reinvested	87,056	1,006,250	5,163	59,733
Net decrease	(340,609)	$(3,938,789)	(9,883)	$(114,308)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	33,119	$384,442	3,446,910	$39,768,822
Shares repurchased	(24,577)	(281,702)	(3,160,278)	(36,543,409)
Dividends reinvested	6,867	79,158	592,750	6,851,097
Net increase	15,409	$181,898	879,382	$10,076,510

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	210,497	$2,462,979	—	$—	8,007	$94,820
Shares repurchased	(1,101,988)	(12,889,349)	(1,928)	(23,768)	(67,241)	(786,801)
Shares converted from Class B to Class A	10,147	125,729	(10,114)	(125,729)	—	—
Dividends reinvested	428,575	4,864,850	44	499	27,004	306,077
Net decrease	(452,769)	$(5,435,791)	(11,998)	$(148,998)	(32,230)	$(385,904)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	23,946	$279,191	5,690,319	$66,181,777
Shares repurchased	(56,241)	(651,900)	(7,699,860)	(90,021,197)
Dividends reinvested	29,749	336,958	2,556,453	29,032,086
Net increase (decrease)	(2,546)	$(35,751)	546,912	$5,192,666

PACE High Yield Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	323,775	$3,371,725	33,212	$344,534
Shares repurchased	(313,770)	(3,296,346)	(69,627)	(731,043)
Dividends reinvested	81,589	853,544	15,006	156,764
Net increase (decrease)	91,594	$928,923	(21,409)	$(229,745)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	45,204	$474,454	3,267,561	$34,298,666
Shares repurchased	(2,127)	(22,422)	(3,044,431)	(31,986,037)
Dividends reinvested	3,868	40,630	1,200,664	12,583,479
Net increase	46,945	$492,662	1,423,794	$14,896,108

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	714,335	$7,108,534	232,625	$2,292,062
Shares repurchased	(1,096,847)	(10,789,898)	(42,572)	(421,155)
Dividends reinvested	130,755	1,282,145	19,809	194,544
Net increase (decrease)	(251,757)	$(2,399,219)	209,862	$2,065,451

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	15,715	$155,987	6,219,652	$61,823,141
Shares repurchased	(343)	(3,306)	(5,373,409)	(53,277,553)
Dividends reinvested	3,859	38,015	1,989,408	19,551,425
Net increase	19,231	$190,696	2,835,651	$28,097,013

PACE Large Co Value Equity Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	88,757	$1,623,153	7,442	$143,258
Shares repurchased	(666,588)	(12,188,596)	(52,877)	(965,439)
Dividends reinvested	82,290	1,528,957	2,890	53,922
Net decrease	(495,541)	$(9,036,486)	(42,545)	$(768,259)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	16,785	$314,735	3,959,947	$72,813,191
Shares repurchased	(65,737)	(1,198,763)	(5,175,995)	(94,719,857)
Dividends reinvested	12,928	240,457	818,772	15,180,036
Net decrease	(36,024)	$(643,571)	(397,276)	$(6,726,630)

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	254,460	$4,197,390	—	$—	2,455	$40,388
Shares repurchased	(1,316,566)	(21,617,707)	—	—	(152,597)	(2,505,228)
Shares converted from Class B to Class A	5,068	89,275	(5,015)	(89,275)	—	—
Dividends reinvested	101,311	1,559,173	5	75	3,157	48,811
Net decrease	(955,727)	$(15,771,869)	(5,010)	$(89,200)	(146,985)	$(2,416,029)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	38,125	$654,716	7,958,056	$131,904,695
Shares repurchased	(140,618)	(2,334,544)	(11,111,746)	(184,297,137)
Dividends reinvested	15,657	241,280	939,350	14,428,411
Net decrease	(86,836)	$(1,438,548)	(2,214,340)	$(37,964,031)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	83,900	$1,677,210	644	$11,680
Shares repurchased	(240,785)	(4,833,712)	(20,481)	(375,191)
Dividends reinvested	4,781	96,810	—	—
Net decrease	(152,104)	$(3,059,692)	(19,837)	$(363,511)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,678	$159,175	3,645,641	$75,014,362
Shares repurchased	(41,545)	(845,382)	(4,535,273)	(92,949,832)
Dividends reinvested	3,292	68,046	261,614	5,384,023
Net decrease	(30,575)	$(618,161)	(628,018)	$(12,551,447)

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	198,458	$3,702,773	—	$—	9,496	$158,106
Shares repurchased	(592,527)	(10,831,332)	(119)	(1,917)	(45,115)	(745,843)
Shares converted from Class B to Class A	3,605	68,699	(3,945)	(68,699)	—	—
Net decrease	(390,464)	$(7,059,860)	(4,064)	$(70,616)	(35,619)	$(587,737)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	34,070	$667,348	6,921,062	$129,951,999
Shares repurchased	(95,328)	(1,830,327)	(10,911,544)	(204,702,386)
Dividends reinvested	1,596	27,666	133,392	2,302,340
Net decrease	(59,662)	$(1,135,313)	(3,857,090)	$(72,448,047)

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	38,793	$688,669	610	$10,409
Shares repurchased	(142,871)	(2,535,303)	(25,329)	(401,941)
Dividends reinvested	7,341	134,551	—	—
Net decrease	(96,737)	$(1,712,083)	(24,719)	$(391,532)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,164	$76,871	1,433,688	$26,333,675
Shares repurchased	(5,888)	(107,372)	(1,874,739)	(34,112,094)
Dividends reinvested	170	3,199	134,895	2,521,190
Net decrease	(1,554)	$(27,302)	(306,156)	$(5,257,229)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	112,445	$1,771,582	—	$—	2,139	$30,754
Shares repurchased	(366,734)	(5,780,752)	—	—	(42,985)	(617,193)
Shares converted from Class B to Class A	135	2,265	(150)	(2,265)	—	—
Net decrease	(254,154)	$(4,006,905)	(150)	$(2,265)	(40,846)	$(586,439)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,091	$153,021	2,858,900	$46,519,791
Shares repurchased	(4,370)	(70,589)	(4,223,095)	(68,940,740)
Dividends reinvested	13	205	4,583	68,945
Net increase (decrease)	4,734	$82,637	(1,359,612)	$(22,352,004)

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	69,234	$1,197,124	5,971	$96,197
Shares repurchased	(223,521)	(3,858,209)	(34,233)	(525,548)
Dividends reinvested	33,516	583,850	3,618	56,228
Net decrease	(120,771)	$(2,077,235)	(24,644)	$(373,123)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,280	$77,980	1,509,064	$27,198,602
Shares repurchased	(2,382)	(42,859)	(2,072,256)	(37,133,314)
Dividends reinvested	245	4,434	350,926	6,309,653
Net increase (decrease)	2,143	$39,555	(212,266)	$(3,625,059)

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	113,934	$1,790,609	—	$—	5,841	$80,254
Shares repurchased	(350,179)	(5,505,977)	(185)	(2,842)	(43,005)	(623,399)
Shares converted from Class B to Class A	555	8,850	(621)	(8,850)	—	—
Net decrease	(235,690)	$(3,706,518)	(806)	$(11,692)	(37,164)	$(543,145)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,813	$148,845	2,762,834	$44,999,817
Shares repurchased	(1,403)	(22,603)	(4,860,046)	(79,230,672)
Net increase (decrease)	7,410	$126,242	(2,097,212)	$(34,230,855)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Equity Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	63,155	$792,169	2,057	$24,400
Shares repurchased	(335,048)	(4,201,451)	(22,477)	(275,802)
Dividends reinvested	82,561	1,047,693	2,682	33,560
Net decrease	(189,332)	$(2,361,589)	(17,738)	$(217,842)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	79,395	$1,006,332	5,086,826	$63,729,302
Shares repurchased	(152,889)	(1,912,118)	(5,393,911)	(67,217,310)
Dividends reinvested	35,304	446,944	1,385,357	17,510,913
Net increase (decrease)	(38,190)	$(458,842)	1,078,272	$14,022,905

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	265,875	$3,054,930	—	$—	120	$1,303
Shares repurchased	(978,098)	(11,303,342)	—	—	(53,753)	(613,810)
Shares converted from Class B to Class A	65	807	(63)	(807)	—	—
Dividends reinvested	133,405	1,430,100	—	—	5,005	52,900
Net decrease	(578,753)	$(6,817,505)	(63)	$(807)	(48,628)	$(559,607)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	124,952	$1,461,528	9,879,509	$114,863,620
Shares repurchased	(197,012)	(2,321,955)	(12,670,518)	(146,978,081)
Dividends reinvested	51,584	551,438	1,943,009	20,731,907
Net decrease	(20,476)	$(308,989)	(848,000)	$(11,382,554)

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	63,635	$816,342	6,661	$77,677
Shares repurchased	(154,633)	(1,961,568)	(23,848)	(284,595)
Dividends reinvested	9,393	124,180	—	—
Net decrease	(81,605)	$(1,021,046)	(17,187)	$(206,918)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	32,731	$430,699	1,592,811	$20,932,715
Shares repurchased	(101,942)	(1,330,909)	(1,815,978)	(23,420,551)
Dividends reinvested	10,286	138,345	128,223	1,718,187
Net decrease	(58,925)	$(761,865)	(94,944)	$(769,649)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	190,677	$2,302,673	—	$—	4,845	$54,015
Shares repurchased	(380,161)	(4,576,967)	(285)	(3,250)	(52,592)	(596,330)
Shares converted from Class B to Class A	3,283	42,767	(3,481)	(42,767)	—	—
Dividends reinvested	31,760	345,230	18	186	2,787	28,426
Net decrease	(154,441)	$(1,886,297)	(3,748)	$(45,831)	(44,960)	$(513,889)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	82,814	$1,031,581	3,020,724	$36,893,732
Shares repurchased	(228,576)	(2,799,033)	(4,133,118)	(50,310,338)
Dividends reinvested	28,789	318,402	399,190	4,399,076
Net decrease	(116,973)	$(1,449,050)	(713,204)	$(9,017,530)

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	45,386	$281,410	7,365	$45,000
Shares repurchased	(64,370)	(403,613)	(1,795)	(11,146)
Dividends reinvested	31,186	194,597	1,057	6,586
Net increase	12,202	$72,394	6,627	$40,440

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,720	$61,264	2,071,762	$13,064,223
Shares repurchased	(1,462)	(9,431)	(1,772,866)	(11,154,971)
Dividends reinvested	1,854	11,610	767,343	4,788,217
Net increase	10,112	$63,443	1,066,239	$6,697,469

For the year ended July 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	179,031	$990,604	197	$1,000
Shares repurchased	(156,603)	(845,069)	(8,938)	(46,853)
Dividends reinvested	19,120	94,455	731	3,595
Net increase (decrease)	41,548	$239,990	(8,010)	$(42,258)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,072	$43,137	4,082,579	$22,566,270
Shares repurchased	(6,675)	(36,471)	(3,477,922)	(19,181,516)
Dividends reinvested	1,035	5,123	479,928	2,370,844
Net increase	2,432	$11,789	1,084,585	$5,755,598

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Alternative Strategies Investments
For the six months ended January 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	188,109	$1,814,218	20,565	$193,717
Shares repurchased	(654,107)	(6,269,382)	(62,913)	(587,776)
Dividends reinvested	17,054	164,740	—	—
Net decrease	(448,944)	$(4,290,424)	(42,348)	$(394,059)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	46,608	$452,109	4,644,628	$44,962,759
Shares repurchased	(37,860)	(366,448)	(4,415,474)	(42,638,771)
Dividends reinvested	1,292	12,562	332,809	3,228,245
Net increase	10,040	$98,223	561,963	$5,552,233

For the year ended July 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	844,797	$7,762,278	31,307	$280,135
Shares repurchased	(3,017,091)	(27,616,717)	(192,537)	(1,723,222)
Net decrease	(2,172,294)	$(19,854,439)	(161,230)	$(1,443,087)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	61,586	$576,016	8,938,057	$82,818,498
Shares repurchased	(51,519)	(475,444)	(12,052,756)	(111,370,157)
Net increase (decrease)	10,067	$100,572	(3,114,699)	$(28,551,659)

1  Effective March 1, 2012, all outstanding Class B shares converted to Class A shares of the same Portfolio.

Redemption fees

Each class of each series of the Trust, with the exception of PACE Money Market Investments, will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees earned by the Portfolios are disclosed in the Statement of changes in net assets. For the six months ended January 31, 2013, redemption fees represent less than $0.005 per share.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended July 31, 2012 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains
PACE Money Market Investments	$—	$41,391	$—
PACE Government Securities Fixed Income Investments	—	19,051,510	852,811
PACE Intermediate Fixed Income Investments	—	9,323,608	—
PACE Strategic Fixed Income Investments	—	32,273,980	9,910,023
PACE Municipal Fixed Income Investments	9,257,071	798	—
PACE International Fixed Income Investments	—	37,472,241	—
PACE High Yield Investments	—	20,081,213	2,458,207
PACE Large Co Value Equity Investments	—	17,145,925	—
PACE Large Co Growth Equity Investments	—	2,437,415	—
PACE Small/Medium Co Value Equity Investments	—	71,752	—
PACE International Equity Investments	—	23,811,826	—
PACE International Emerging Markets Equity Investments	—	2,537,195	2,730,463
PACE Global Real Estate Securities Investments	—	2,567,822	—
PACE Alternative Strategies Investments	—	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 31, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2012, the following Portfolios had post-enactment net capital losses that will be carried forward indefinitely as follows:

Portfolio	Short-term	Long-term	Net
PACE Money Market Investments	$140	$—	$140
PACE International Fixed Income Investments	562,848	3,079,871	3,642,719
PACE International Equity Investments	9,778,023	7,948,135	17,726,158
PACE International Emerging Markets Equity Investments	2,276,672	—	2,276,672

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At July 31, 2012, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Portfolio	July 31, 2013	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$—	$—	$—	$—	$—	$94	$23	$117
PACE Intermediate Fixed Income Investments	—	—	—	—	—	2,781,410	—	$2,781,410
PACE International Fixed Income Investments	—	—	1,422,528	2,354,563	765,140	7,784,695	—	$12,326,926
PACE Large Co Value Equity Investments	—	—	—	—	—	196,415,105	—	$196,415,105
PACE Large Co Growth Equity Investments	—	—	—	—	—	65,398,756	—	$65,398,756
PACE Small/Medium Co Value Equity Investments	—	—	—	—	—	25,977,028	—	$25,977,028
PACE International Equity Investments	—	—	—	—	42,420,347	214,851,703	—	$257,272,050
PACE Global Real Estate Securities Investments	—	—	—	—	14,806,135	26,828,947	—	$41,635,082
PACE Alternative Strategies Investments	—	—	—	—	16,049,882	88,910,660	—	$104,960,542

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2012, the following Portfolios incurred, and elected to defer, losses of the following:

	Late year ordinary	Post October capital losses
	losses	Short-term	Long-term
PACE Intermediate Fixed Income Investments	—	—	$1,183,477
PACE International Fixed Income Investments	—	$6,645,895	1,115,686
PACE Large Co Value Equity Investments	—	1,816,052	—
PACE Large Co Growth Equity Investments	—	6,039,628	—
PACE Small/Medium Co Growth Equity Investments	$1,229,320	—	—
PACE International Equity Investments	—	10,998,819	4,063,131
PACE International Emerging Markets Equity Investments	—	3,177,820	1,806,380
PACE Global Real Estate Securities Investments	—	880,145	—

As of and during the period ended January 31, 2013, the Portfolios did not have any liabilities for any uncertain tax positions. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of operations. During the six months ended January 31, 2013, the Portfolios did not incur any interest or penalties related to uncertain tax positions.

Each of the tax years in the four year period ended July 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approval of sub-advisory agreements (unaudited)

September 2012 Board Meeting

Lee Munder Capital LLC

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 27, 2012, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved a proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Lee Munder Capital LLC ("Lee Munder") (the "Lee Munder Sub-Advisory Agreement") with respect to PACE International Emerging Markets Equity Investments (the "Portfolio"). This recommendation was made in conjunction with recommendations to terminate two other firms then serving as sub-advisors to the Portfolio, with Portfolio assets previously allocated to those two firms reallocated to constitute a Portfolio sleeve to be sub-advised by Lee Munder. In considering the approval of the Lee Munder Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios, and noted that it had previously received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Lee Munder as a sub-advisor to the Portfolio.

In its consideration of the approval of the Lee Munder Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Lee Munder Sub-Advisory Agreement—The board's evaluation of the services to be provided by Lee Munder to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending Lee Munder as an additional sub-advisor to the Portfolio, including its belief that Lee Munder's quantitatively managed strategy will complement the strategies of the two retained sub-advisors by bringing a risk-controlled value momentum bias to the overall Portfolio, improving the overall risk/return characteristics of the Portfolio and providing additional diversification. The board also received materials from Lee Munder detailing its investment philosophy and met with representatives of Lee Munder, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Lee Munder Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Lee Munder in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Lee Munder. The board noted that the proposed contractual sub-advisory fee was lower than the fees paid by UBS Global AM to the Portfolio's current sub-advisors and would result in a lower overall blended sub-advisory expense for UBS Global AM. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Lee Munder Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by Lee Munder. The board also noted that, as Lee Munder would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Lee Munder Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approval of sub-advisory agreements (unaudited)

Advisor profitability—Profitability of Lee Munder or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the fees paid by UBS Global AM to Lee Munder would be lower than the costs currently incurred by the manager. The board indicated that it would further consider this difference, among other matters, when it engages in its next full UBS Global AM management contract review, or before if appropriate.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Lee Munder—The board was informed by management that Lee Munder's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Lee Munder would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Lee Munder could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process, especially given the small amount of assets currently managed in an emerging markets strategy by Lee Munder. Similarly, the Portfolio could benefit from having a sub-advisor with a well-regarded reputation.

In light of all of the foregoing, the board approved the proposed Lee Munder Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Lee Munder Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

J.P. Morgan Investment Management

Background—At the same meeting, the members of the board, including the Independent Trustees, considered and approved a proposed sub-advisory agreement between UBS Global AM and J.P. Morgan Investment Management ("J.P. Morgan") (the "J.P. Morgan Sub-Advisory Agreement") with respect to PACE Large Co Growth Equity Investments (the "Portfolio"). This recommendation was made in conjunction with recommendations to terminate two other firms then serving as sub-advisors to the Portfolio, with Portfolio assets previously allocated to those two firms reallocated (1) to constitute a Portfolio sleeve to be sub-advised by J.P. Morgan and (2) to increase asset weightings allocated to sleeves sub-advised by the two other remaining Portfolio sub-advisors. In considering the approval of the J.P. Morgan Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios, and noted that it had previously received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending J.P. Morgan as a sub-advisor to the Portfolio.

In its consideration of the approval of the J.P. Morgan Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the J.P. Morgan Sub-Advisory Agreement—The board's evaluation of the services to be provided by J.P. Morgan to the Portfolio took into account the board's knowledge

PACE Select Advisors Trust

Board approval of sub-advisory agreements (unaudited)

and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending J.P. Morgan as an additional sub-advisor to the Portfolio, including its belief that J.P. Morgan's strategy will complement the two retained sub-advisors by bringing a momentum biased growth style to the Portfolio and provide additional diversification. The board also received materials from J.P. Morgan detailing the sub-advisor's investment philosophy and met with representatives of J.P. Morgan, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed J.P. Morgan Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to J.P. Morgan in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by J.P. Morgan. The board noted that the proposed contractual sub-advisory fee was in line with the sub-advisory fees paid to the Portfolio's current sub-advisors. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the J.P. Morgan Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by J.P. Morgan. The board also noted that, as J.P. Morgan would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the J.P. Morgan Sub-Advisory Agreement.

Advisor profitability—Profitability of J.P. Morgan or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to J.P. Morgan—The board was informed by management that J.P. Morgan's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that J.P. Morgan would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that J.P. Morgan could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed J.P. Morgan Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the J.P. Morgan Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Roxbury Capital Management LLC

Background—At the same meeting, the members of the board, including the Independent Trustees, considered and approved a proposed sub-advisory agreement between UBS Global AM and Roxbury Capital Management LLC ("Roxbury") (the "Roxbury Sub-Advisory Agreement") with respect to PACE Large Co Growth Equity Investments

PACE Select Advisors Trust

Board approval of sub-advisory agreements (unaudited)

(the "Portfolio"). The board was asked to approve the Roxbury Sub-Advisory Agreement as Roxbury had agreed to a reduced sub-advisory fee schedule. (It was proposed that the then-effective sub-advisory agreement with Roxbury be replaced by a newer, substantially similar agreement, but with a lower fee schedule.)

In its consideration of the approval of the Roxbury Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Roxbury Sub-Advisory Agreement—The board's evaluation of the services to be provided by Roxbury to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board noted that Roxbury had served as a sub-advisor to the Portfolio since May 2010 and that no terms of the then-current sub-advisory agreement between Roxbury and UBS Global AM, other than the reduction in the sub-advisory fee, and no changes in the services provided by Roxbury to the Portfolio, were being proposed. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Roxbury Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Roxbury in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Roxbury. The board considered that the compensation to be paid to Roxbury would be paid by UBS Global AM, not the Portfolio, and that, accordingly, the continued retention of Roxbury would not reduce the fees otherwise incurred by the Portfolio's shareholders, but would increase the amount retained by UBS Global AM after payment of the sub-advisory fee. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Roxbury Sub-Advisory Agreement. While not seeking any immediate change in its agreement with UBS Global AM, the board indicated that it would further consider the change in the sub-advisory fee when it engages in its next full UBS Global AM management contract review, or before if appropriate.

Other factors—Portfolio performance, profitability, economies of scale and other benefits to Roxbury were not factors specifically considered by the board in its approval of the Roxbury Sub-Advisory Agreement (although the board reviewed Portfolio performance generally, as it does at each regular board meeting), as no changes to the then-current sub-advisory agreement for Roxbury, other than the reduced sub-advisory fee schedule, were being proposed. The board took note that it would review the Roxbury Sub-Advisory Agreement and Roxbury again at its July 2013 annual contract renewal reconsideration meeting for the Trust and would consider these factors at that time.

In light of all of the foregoing, the board approved the proposed Roxbury Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Roxbury Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

*          *          *          *

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

November 2012 Board Meeting

Analytic Investors, LLC

Background—At a meeting of the board of the Trust on November 13-14, 2012, the members of the board, including the Independent Trustees, considered and approved a proposed sub-advisory agreement between UBS Global AM and Analytic Investors, LLC ("Analytic") (the "Analytic Sub-Advisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). It was necessary for the board to consider the Analytic Sub-Advisory Agreement as a result of an anticipated change of control of Analytic, currently an investment advisor to the Portfolio, that was expected to be consummated prior to the next in-person board meeting; the upcoming change of control would amount to an "assignment" of the current sub-advisory agreement and result in the termination of the sub-advisory agreement in accordance with its terms. The board was advised that the change of control in Analytic was not expected to result in any changes to Analytic's investment philosophy, process or portfolio management personnel, or any material changes to Analytic's management of its portion of the Portfolio. In considering the approval of the Analytic Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios, Analytic and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios, and noted that it had previously received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Analytic as an investment advisor to the Portfolio.

In its consideration of the approval of the Analytic Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Analytic Sub-Advisory Agreement—The board's evaluation of the services to be provided by Analytic to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Analytic during prior periods. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Analytic Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Analytic in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Analytic. The board noted that the proposed contractual sub-advisory fee was generally in line with the sub-advisory fees paid by UBS Global AM to the Portfolio's current sub-advisors and identical to the fees payable to Analytic under its current agreement. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Analytic Sub-Advisory Agreement.

Fund performance—The board received and considered performance information, as well as representations concerning anticipated continuity of principal personnel. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of Analytic or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Analytic—The board was informed by management that Analytic's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Analytic would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Analytic could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as an investment advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having an investment advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed Analytic Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Analytic Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Riverbridge Partners, LLC

Background—At the same meeting, the members of the board, including the Independent Trustees, considered and approved a proposed sub-advisory agreement between UBS Global AM and Riverbridge Partners, LLC ("Riverbridge") (the "Riverbridge Sub-Advisory Agreement") with respect to PACE Small/Medium Co Growth Equity Investments (the "Portfolio"). It was necessary for the board to consider the Riverbridge Sub-Advisory Agreement as a result of an anticipated change of control of Riverbridge, currently an investment advisor to the Portfolio, that was expected to be consummated prior to the next in-person board meeting; the upcoming change of control would amount to an "assignment" of the current sub-advisory agreement and result in the termination of the sub-advisory agreement in accordance with its terms. The board was advised that the change of control in Riverbridge was not expected to result in any changes to Riverbridge's investment philosophy, process or portfolio management personnel, or any material changes to Riverbridge's management of its portion of the Portfolio. In considering the approval of the Riverbridge Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios, Riverbridge and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios, and noted that it had previously received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Riverbridge as an investment advisor to the Portfolio.

In its consideration of the approval of the Riverbridge Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Riverbridge Sub-Advisory Agreement—The board's evaluation of the services to be provided by Riverbridge to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Riverbridge during prior periods. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Riverbridge Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Riverbridge in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Riverbridge. The board noted that the proposed contractual sub-advisory fee was generally in line with the sub-advisory fees paid by UBS Global AM to the Portfolio's current sub-advisors and identical to the fees payable to Riverbridge under the current agreement. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Riverbridge Sub-Advisory Agreement.

Fund performance—The board received and considered performance information, as well as representations concerning anticipated continuity of principal personnel. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of Riverbridge or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Riverbridge—The board was informed by management that Riverbridge's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Riverbridge would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Riverbridge could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as an investment advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having an investment advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed Riverbridge Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Riverbridge Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

First Quadrant L.P.

Background—At the same meeting, the members of the board, including the Independent Trustees, considered and approved a proposed sub-advisory agreement between UBS Global AM and First Quadrant, L.P. ("First Quadrant") (the "First Quadrant Sub-Advisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management discussed with the board its proposal to terminate Wellington Management Company, LLP ("Wellington") as a sub-advisor to the Portfolio and to reallocate the portion of assets managed by Wellington to First Quadrant, a current sub-advisor to the Portfolio, but with First Quadrant employing a strategy with respect to this particular sleeve of the Portfolio that differed from that applied to the segment of the Portfolio that it already sub-advised. In considering the approval of the First Quadrant Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios, First Quadrant and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios, and noted that it had previously received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending the reallocation with respect to the Portfolio.

In its consideration of the approval of the First Quadrant Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the First Quadrant Sub-Advisory Agreement—The board's evaluation of the services to be provided by First Quadrant to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending the reallocation of assets to First Quadrant, including its belief that the proposed variant of First Quadrant's global macro strategy to be employed with respect to the particular portfolio sleeve to be transitioned from Wellington would provide a more tactical allocation of the Portfolio's assets and the potential for improved management of net market exposure. The board also received materials from First Quadrant detailing its investment philosophy and met with representatives of First Quadrant, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed First Quadrant Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to First Quadrant in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by First Quadrant. The board noted that the proposed contractual sub-advisory fee was lower than the sub-advisory fee currently charged by Wellington and would result in a lower overall blended sub-advisory expense for UBS Global AM. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the First Quadrant Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information from First Quadrant with respect to the proposed new strategy. The board concluded that, overall, it was satisfied with the anticipated performance profile, especially in light of other prior experience with First Quadrant.

Advisor profitability—Profitability of First Quadrant or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the fees paid by UBS Global AM to First Quadrant would be lower than the costs currently incurred by the manager. The board indicated that it would further consider this difference, among other matters, when it engages in its next full UBS Global AM management contract review, or before if appropriate.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to First Quadrant—The board was informed by management that First Quadrant's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that First Quadrant would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that First Quadrant could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as an investment advisor to the Portfolio after an extensive review process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Similarly, the Portfolio could benefit from having an investment advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed First Quadrant Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the First Quadrant Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolios without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

© UBS 2013. All rights reserved.
UBS Global Asset Management (Americas) Inc.

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UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S276

Money Market Funds

PACE® Money Market Investments

Semiannual Report
January 31, 2013

PACE Money Market Investments

March 15, 2013

Dear Shareholder,

Performance

For the six months ended January 31, 2013, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee. (The Portfolio declined 0.99% after the deduction of the maximum PACE program fee, for the same six-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Advisor's comments

The Portfolio's yield remained low given the Federal Reserve Board's (the "Fed") decision to maintain the federal funds rate at a historically low range, which continued to depress yields on a wide range of short-term investments. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Portfolio invests remained extremely low. In turn, this kept the Portfolio's yield low.

PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

PACE Money Market Investments

We tactically adjusted the Portfolio's weighted average maturity (WAM)—which is the average duration of the securities in the Portfolio—throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 31 days. While there were concerns regarding the ongoing challenges in Europe, they were overshadowed by the Fed's third round of quantitative easing ("QE3"). Thus, in anticipation of the further downward pressure we expected QE3 to exert on short-term interest rates, we significantly increased the Fund's WAM in September 2012, and ended the reporting period with a WAM of 50 days.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Several adjustments were made to the Portfolio's sector positioning during the six-month period. We increased the Portfolio's exposures to certificates of deposit, US government and agency obligations and commercial paper. Conversely, we reduced our allocations to repurchase agreements and, to a lesser extent, short-term corporate obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

2

PACE Money Market Investments

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President, PACE Select Advisors Trust Managing Director, UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Money Market Investments Managing Director, UBS Global Asset Management (Americas) Inc.

3

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/13	6 months	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.01%	0.40%	1.55%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(0.99)%	(1.97)%	(1.59)%	(0.46)%
Lipper Money Market Funds median	0.01%	0.01%	0.41%	1.49%

For PACE Money Market Investments, average annual total returns for periods ended December 31, 2012, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (1.53)%; 10-year period, (0.46)%.

For PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2013 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.64)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.64)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

4

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2012 to January 31, 2013.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2012	Ending account value January 31, 2013	Expenses paid during period[1] 08/01/12 to 01/31/13	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$1.06	0.21%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.15	1.07	0.21

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/13
Net assets (mm)	$321.4
Number of holdings	91
Weighted average maturity	50 days
Portfolio composition[1]	01/31/13
Commercial paper	59.3%
US government and agency obligations	17.6
Certificates of deposit	13.2
Repurchase agreements	9.4
Short-term corporate obligations	1.5
Other assets less liabilities	(1.0)
Total	100.0%
Top 10 holdings[1]	01/31/13
Repurchase agreement with Deutsche Bank Securities, Inc., 0.160% due 02/01/13	4.7%
Repurchase agreement with Barclays Capital, Inc., 0.130% due 02/01/13	4.7
US Treasury Bills, 0.123% due 02/07/13	3.1
Thunder Bay Funding LLC, 0.200% due 03/11/13	2.2
US Treasury Notes, 1.750% due 04/15/13	1.9
US Treasury Notes, 0.500% due 11/15/13	1.9
US Treasury Notes, 1.375% due 05/15/13	1.6
US Treasury Notes, 1.375% due 02/15/13	1.6
State Street Bank and Trust Co., 0.210% due 02/12/13	1.5
Bank of Montreal 0.230% due 3/12/13	1.5
Total	24.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2013. The Portfolio is actively managed and its composition will vary over time.

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PACE Money Market Investments

Statement of net assets—January 31, 2013
(unaudited)
Security description	Face amount	Value
US government and agency obligations—17.62%
Federal Home Loan Bank
0.310%, due 02/01/13[1]	$1,500,000	$1,500,000
0.120%, due 03/07/13[2]	3,000,000	2,999,660
Federal Home Loan Mortgage Corp.
0.158%, due 02/06/13*,1	3,000,000	2,999,687
US Treasury Bills
0.123%, due 02/07/13[2]	10,000,000	9,999,796
0.106%, due 08/01/13[2]	3,000,000	2,998,401
US Treasury Notes
1.375%, due 02/15/13	5,000,000	5,002,282
1.750%, due 04/15/13	6,000,000	6,019,114
0.625%, due 04/30/13	1,000,000	1,000,999
1.375%, due 05/15/13	5,000,000	5,017,248
0.375%, due 06/30/13	3,000,000	3,002,403
3.125%, due 08/31/13	3,000,000	3,050,528
0.125%, due 09/30/13	3,000,000	2,998,494
0.500%, due 11/15/13	6,000,000	6,014,680
0.750%, due 12/15/13	3,000,000	3,013,967
1.000%, due 01/15/14	1,000,000	1,007,791
Total US government and agency obligations (cost—$56,625,050)		56,625,050
Certificates of deposit—13.15%
Banking-non-US—9.49%
Bank of Montreal
0.230%, due 03/12/13	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.240%, due 04/08/13	3,000,000	3,000,000
Mizuho Corporate Bank Ltd.
0.260%, due 04/09/13	4,000,000	4,000,000
Norinchukin Bank
0.160%, due 02/01/13	2,500,000	2,500,000
0.170%, due 02/07/13	3,000,000	3,000,000
Societe Generale
0.260%, due 03/04/13	2,000,000	2,000,000

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PACE Money Market Investments

Statement of net assets—January 31, 2013
(unaudited)

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Sumitomo Mitsui Banking Corp.
0.170%, due 02/04/13	$3,000,000	$3,000,000
0.250%, due 04/08/13	5,000,000	5,000,000
Svenska Handelsbanken AB
0.230%, due 04/02/13	3,000,000	3,000,000
		30,500,000
Banking-US—3.66%
Branch Banking & Trust Co.
0.258%, due 02/04/13[1]	3,750,000	3,750,000
0.220%, due 02/20/13	3,000,000	3,000,000
State Street Bank and Trust Co.
0.210%, due 02/12/13	5,000,000	5,000,000
		11,750,000
Total certificates of deposit (cost—$42,250,000)		42,250,000
Commercial paper[2]—59.30%
Asset backed-auto & truck—2.18%
FCAR Owner Trust II
0.250%, due 02/04/13	3,000,000	2,999,938
0.240%, due 02/15/13	2,000,000	1,999,813
0.240%, due 03/15/13	2,000,000	1,999,440
		6,999,191
Asset backed-banking US—0.78%
Atlantis One Funding
0.170%, due 02/04/13	2,500,000	2,499,964
Asset backed-miscellaneous—25.31%
Cancara Asset Securitisation LLC
0.210%, due 02/13/13	1,000,000	999,930
0.200%, due 02/14/13	3,000,000	2,999,783
0.230%, due 03/15/13	3,000,000	2,999,195
Chariot Funding LLC
0.250%, due 04/18/13	5,000,000	4,997,361
Gotham Funding Corp.
0.180%, due 02/12/13	5,000,000	4,999,725
0.200%, due 03/05/13	2,000,000	1,999,645

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PACE Money Market Investments

Statement of net assets—January 31, 2013
(unaudited)

Security description	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Liberty Street Funding LLC
0.190%, due 03/15/13	$4,000,000	$3,999,113
Market Street Funding LLC
0.190%, due 02/14/13	3,000,000	2,999,794
0.200%, due 02/26/13	4,000,000	3,999,444
0.180%, due 03/26/13	2,000,000	1,999,470
Nieuw Amsterdam Receivables Corp.
0.170%, due 02/20/13	5,000,000	4,999,551
Old Line Funding Corp.
0.170%, due 02/15/13	1,350,000	1,349,911
0.200%, due 03/15/13	3,000,000	2,999,300
0.190%, due 04/17/13	3,000,000	2,998,813
Regency Markets No. 1 LLC
0.180%, due 02/01/13	4,000,000	4,000,000
0.200%, due 02/14/13	3,000,000	2,999,783
0.200%, due 02/15/13	3,000,000	2,999,767
Salisbury Receivables Co. LLC
0.210%, due 02/05/13	2,000,000	1,999,953
0.160%, due 02/13/13	4,000,000	3,999,787
Sheffield Receivables Corp.
0.220%, due 04/15/13	5,000,000	4,997,769
Thunder Bay Funding LLC
0.200%, due 03/11/13	7,000,000	6,998,522
Victory Receivables Corp.
0.190%, due 02/05/13	5,000,000	4,999,895
0.220%, due 03/08/13	4,000,000	3,999,145
		81,335,656
Banking-non-US—9.95%
DBS Bank Ltd.
0.220%, due 04/05/13	3,000,000	2,998,845
Mizuho Funding LLC
0.270%, due 04/02/13	5,000,000	4,997,750

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PACE Money Market Investments

Statement of net assets—January 31, 2013
(unaudited)

Security description	Face amount	Value
Commercial paper[2]—(continued)
Banking-non-US—(concluded)
Oversea-Chinese Banking Corp., Ltd.
0.160%, due 03/01/13	$5,000,000	$4,999,378
Skandinaviska Enskilda Banken AB
0.250%, due 03/01/13	5,000,000	4,999,028
0.215%, due 04/16/13	3,000,000	2,998,674
Svenska Handelsbanken, Inc.
0.250%, due 04/12/13	5,000,000	4,997,569
UOB Funding LLC
0.200%, due 02/14/13	3,000,000	2,999,783
0.210%, due 02/22/13	2,000,000	1,999,755
Westpac Securities NZ Ltd.
0.385%, due 04/02/13[1]	1,000,000	1,000,000
		31,990,782
Banking-US—12.38%
Bedford Row Funding Corp.
0.420%, due 12/16/13	1,500,000	1,494,435
BNP Paribas Finance, Inc.
0.350%, due 02/04/13	2,000,000	1,999,942
0.320%, due 03/15/13	5,000,000	4,998,133
0.310%, due 03/28/13	2,000,000	1,999,053
Deutsche Bank Financial LLC
0.500%, due 03/20/13	3,000,000	2,998,042
Natixis US Finance Co. LLC
0.230%, due 02/01/13	4,000,000	4,000,000
0.200%, due 02/04/13	2,000,000	1,999,967
Nordea North America, Inc.
0.315%, due 03/18/13	5,000,000	4,998,031
Northern Pines Funding LLC
0.500%, due 07/01/13	3,000,000	2,993,750
PNC Bank N.A.
0.270%, due 04/17/13	1,300,000	1,299,269
Societe Generale N.A., Inc.
0.150%, due 02/01/13	3,000,000	3,000,000

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PACE Money Market Investments

Statement of net assets—January 31, 2013
(unaudited)

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US—(concluded)
State Street Corp.
0.200%, due 05/06/13	$5,000,000	$4,997,389
Toronto-Dominion Holdings USA, Inc.
0.185%, due 04/30/13	2,000,000	1,999,095
0.195%, due 05/17/13	1,000,000	999,431
		39,776,537
Finance-captive automotive—1.87%
Toyota Motor Credit Corp.
0.280%, due 03/20/13	3,000,000	2,998,903
0.230%, due 05/22/13	3,000,000	2,997,892
		5,996,795
Finance-noncaptive diversified—1.86%
General Electric Capital Corp.
0.240%, due 04/01/13	3,000,000	2,998,820
0.220%, due 06/07/13	3,000,000	2,997,690
		5,996,510
Insurance-life—4.04%
MetLife Short Term Funding LLC
0.200%, due 02/06/13	3,000,000	2,999,917
0.210%, due 02/12/13	5,000,000	4,999,679
0.200%, due 02/15/13	2,000,000	1,999,845
Prudential Funding LLC
0.200%, due 02/14/13	3,000,000	2,999,783
		12,999,224
Retail-discount—0.93%
Wal-Mart Stores, Inc.
0.090%, due 02/11/13	3,000,000	2,999,925
Total commercial paper (cost—$190,594,584)		190,594,584
Short-term corporate obligations—1.48%
Banking-non-US—0.55%
Royal Bank of Canada
0.461%, due 03/08/13[1]	1,750,000	1,750,331

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PACE Money Market Investments

Statement of net assets—January 31, 2013
(unaudited)

Security description	Face amount	Value
Short-term corporate obligations—(concluded)
Banking-US—0.93%
Bank of America N.A.
0.210%, due 02/15/13	$3,000,000	$3,000,000
Total short-term corporate obligations (cost—$4,750,331)		4,750,331
Repurchase agreements—9.43%
Repurchase agreement dated 01/31/13 with Barclays Capital, Inc., 0.130% due 02/01/13, collateralized by $15,324,300 US Treasury Notes, 0.250% due 08/15/15; (value—$15,300,058); proceeds: $15,000,054	15,000,000	15,000,000
Repurchase agreement dated 01/31/13 with Deutsche Bank Securities, Inc., 0.160% due 02/01/13, collateralized by $7,000 Federal Home Loan Mortgage Corp. obligations, 1.570% due 01/08/20 and $15,375,000 Federal National Mortgage Association obligations, 1.710% due 01/15/20; (value—$15,300,873); proceeds: $15,000,067	15,000,000	15,000,000
Repurchase agreement dated 01/31/13 with State Street Bank and Trust Co., 0.010% due 02/01/13, collateralized by $333,550 Federal Home Loan Mortgage Corp. obligations, 2.000% due 01/30/23; (value—$324,434); proceeds: $318,000	318,000	318,000
Total repurchase agreements (cost—$30,318,000)		30,318,000
Total investments (cost—$324,537,965 which approximates cost for federal income tax purposes)—100.98%		324,537,965
Liabilities in excess of other assets—(0.98)%		(3,151,358)
Net assets (applicable to 321,388,414 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$321,386,607

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PACE Money Market Investments

Statement of net assets—January 31, 2013
(unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$56,625,050	$—	$56,625,050
Certificates of deposit	—	42,250,000	—	42,250,000
Commercial paper	—	190,594,584	—	190,594,584
Short-term corporate obligations	—	4,750,331	—	4,750,331
Repurchase agreements	—	30,318,000	—	30,318,000
Total	$—	$324,537,965	$—	$324,537,965

At January 31, 2013, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	78.4%
Japan	9.7
Sweden	4.9
Singapore	4.0
Canada	2.1
France	0.6
Australia	0.3
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2013 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

2  Rates shown are the discount rates at date of purchase.

See accompanying notes to financial statements
14

PACE Money Market Investments

Statement of operations

For the six months ended January 31, 2013 (unaudited)
Investment income:
Interest	$375,166
Expenses:
Transfer agency and related services fees	718,190
Investment management and administration fees	598,231
Reports and notices to shareholders	89,660
Professional fees	55,587
State registration fees	21,491
Custody and accounting fees	15,386
Trustees' fees	10,756
Insurance expense	8,850
Other expenses	14,514
1,532,665
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,174,620)
Net expenses	358,045
Net investment income	17,121
Net increase in net assets resulting from operations	$17,121

See accompanying notes to financial statements
15

PACE Money Market Investments

Statement of changes in net assets

	For the six months ended January 31, 2013 (unaudited)	For the year ended July 31, 2012
From operations:
Net investment income	$17,121	$41,391
Net realized gain	—	496
Net increase in net assets resulting from operations	17,121	41,887
Dividends and distributions to shareholders from:
Net investment income	(17,121)	(41,391)
From beneficial interest transactions:
Net decrease in net assets from beneficial interest transactions	(15,704,438)	(28,753,080)
Net decrease in net assets	(15,704,438)	(28,752,584)
Net assets:
Beginning of period	337,091,045	365,843,629
End of period	$321,386,607	$337,091,045
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
16

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PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Six months ended January 31, 2013
(unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.000[1]
Dividends from net investment income	(0.000)[1]
Distributions from net realized gains	—
Total dividends and distributions	(0.000)[1]
Net asset value, end of period	$1.00
Total investment return[2]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[3]
Expenses after fee waivers and/or expense reimbursements	0.21%[3]
Net investment income	0.01%[3]
Supplemental data:
Net assets, end of period (000's)	$321,387

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements.
18

	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.008	0.033
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)
Distributions from net realized gains	—	(0.000)[1]	(0.000)[1]	(0.000)[1]	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%	0.81%	3.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%	0.88%	0.90%	0.89%	0.93%
Expenses after fee waivers and/or expense reimbursements	0.19%	0.25%	0.27%	0.59%	0.60%
Net investment income	0.01%	0.01%	0.01%	0.78%	3.27%
Supplemental data:
Net assets, end of period (000's)	$337,091	$365,844	$386,217	$529,959	$523,243

19

PACE Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Portfolio attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

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PACE Money Market Investments

Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. The following is a summary of significant accounting policies:

Valuation of investments—investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1,

21

PACE Money Market Investments

Notes to financial statements (unaudited)

2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

22

PACE Money Market Investments

Notes to financial statements (unaudited)

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates—The Portfolio's Board of Trustees has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2013, the Portfolio is owed $97,775

23

PACE Money Market Investments

Notes to financial statements (unaudited)

from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 30, 2013 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At January 31, 2013, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2013	Expires July 31, 2014	Expires July 31, 2015	Expires July 31, 2016
$3,941,651	$1,262,723	$996,232	$1,175,570	$507,126

Additionally, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the six months ended January 31, 2013, UBS Global AM voluntarily waived and/or reimbursed expenses of $667,494 for that purpose.

For the six months ended January 31, 2013, UBS Global AM waived fees/reimbursed expenses, in total, of $1,174,620.

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PACE Money Market Investments

Notes to financial statements (unaudited)

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended January 31, 2013, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $46,811,665. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

For the six months ended January 31, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $356,889 of the total transfer agency and related service fees paid by the Portfolio to BNY Mellon.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities

25

PACE Money Market Investments

Notes to financial statements (unaudited)

loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At January 31, 2013, the Portfolio did not have any securities on loan.

Other liabilities and components of net assets

At January 31, 2013, the Portfolio had the following liabilities outstanding:

Payable for investments purchased	$2,998,401
Payable for shares of beneficial interest repurchased	1,547,870
Payable to custodian	5,243
Dividends payable to shareholders	1,471
Other accrued expenses*	396,387

*  Excludes investment management and administration fees.

At January 31, 2013, the components of net assets were as follows:

Accumulated paid in capital	$321,388,124
Accumulated net realized loss	(1,517)
Net assets	$321,386,607

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PACE Money Market Investments

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2013	For the year ended July 31, 2012
Shares sold	172,479,101	494,925,726
Shares repurchased	(188,192,827)	(523,702,775)
Dividends reinvested	9,288	23,969
Net decrease in shares outstanding	(15,704,438)	(28,753,080)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2013 and the fiscal year ended July 31, 2012 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolio after December 31, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

27

PACE Money Market Investments

Notes to financial statements (unaudited)

At July 31, 2012, the Portfolio had post-enactment short-term capital loss carryforwards of $140 and the following pre-enactment capital loss carryforwards through the indicated expiration dates for federal income tax purposes available to offset future capital gains:

	Expiration dates
Portfolio	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$94	$23	$117

As of and during the period ended January 31, 2013, the Portfolio did not have any liabilities for any uncertain tax positions. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended January 31, 2013, the Portfolio did not incur any interest or penalties related to uncertain tax positions.

Each of the tax years in the four year period ended July 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

28

PACE Money Market Investments

General information (Unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2013. All rights reserved.
UBS Global Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 10, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 10, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 10, 2013